SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

MILLENNIUM INDIA ACQUISITION COMPANY INC.
(Name of Registrant as Specified in Its Certificate of Incorporation)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock of Millennium India Acquisition Company Inc.

(2)	Aggregate number of securities to which transaction applies: 0 shares (cash transaction)

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Not Applicable

(4)	Proposed maximum aggregate value of transaction: $40,499,593.56*

(5)	Total fee paid: $1,243.34

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

* Based on an exchange rate of $1.00 = INR 40.469 on August 10, 2007

Copies of all communications to:
Ira I. Roxland, Esq.
Sonnenschein Nath & Rosenthal LLP
1221 Avenue of the Americas
New York, New York 10020
(212) 768-6700

MILLENNIUM INDIA ACQUISITION COMPANY INC.
330 East 38th Street, Suite 46C
New York, NY 10016

PROPOSED ACQUISITION — YOUR VOTE IS VERY IMPORTANT

To The Stockholders of Millennium India Acquisition Company Inc.:

You are cordially invited to attend a special meeting of stockholders of Millennium India Acquisition Company Inc. to be held on ________, __________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York. The attached proxy statement provides information regarding the matters to be acted on at the special meeting, including at any adjournment or postponement thereof.

At the special meeting, you will be asked to consider and vote upon a proposal to adopt and approve two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that collectively comprise the SMC Group of Companies (the SMC Group), for the aggregate fixed sum of INR 1,638,996,097, or approximately $40,569,210 at an exchange rate of $1.00=INR 40.40 as of August 13, 2007.  You will also be asked to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of warrants, a consequence of our pending registration as an investment company.   Finally, you will be asked to elect five (5) directors to Millennium’s board of directors and, in each case, until their successors are elected and qualified.

Millennium’s board of directors unanimously recommends that you vote in favor of the adoption and approval of the share subscription agreements, the issuance of Millennium shares at below asset value to registered holders of warrants and the election of the directors.  In reaching its determination, the board of directors consulted with and received the advice of its independent financial and legal advisors, carefully considered the prospects of the SMC Group, including the uncertainties and risks facing it, and considered the interests of Millennium stockholders. The factors that the board of directors took into account in arriving at its recommendation are described in the attached proxy statement.

The proxy statement provides you with detailed information about the share subscription agreements, the issuance of common stock to registered holders of warrants and the five (5) proposed directors.  We urge you to read the entire document carefully.  To approve the contemplated share acquisition transactions, (1) the affirmative vote of the holders of a majority of our shares of common stock sold in our July 2006 initial public offering present in person or represented by proxy and entitled to vote at the special meeting is required and (2) holders of no more than 19.99% of our publicly traded shares of common stock can vote against the transaction and exercise their right to convert their shares into a pro rata portion of the trust fund that contains substantially all of the net proceeds from both our initial public offering and our private placement.  To approve the issuance of Millennium shares to registered holders of warrants at below net asset value, a majority of the common stock outstanding must vote in favor of the proposal as specified under the Investment Company Act of 1940.  To approve the election of the directors, a plurality of votes of the shareholders entitled to vote at such meeting is required under Delaware law.

Regardless of the number of shares you own, your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and mail the enclosed proxy card or vote via telephone or the Internet.

Sincerely, F. Jacob Cherian President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of this transaction, or passed upon the fairness or merits of this transaction or the adequacy or accuracy of the enclosed proxy statement. Any contrary representation is a criminal offense.

The attached proxy statement is dated __________, 2007 and is first being mailed to stockholders on or about __________, 2007.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
___________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON __________, 2007

To the Stockholders of Millennium India Acquisition Company Inc.:

We will hold a special meeting of the stockholders of Millennium India Acquisition Company Inc. (Millennium) on ________, __________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York. The purpose of the special meeting is:

1.
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SMC Global Securities Limited (SMC) and the Promoters of SMC, which, among other things, provides for the subscription of 1,314,054 equity shares of SMC constituting 14.90% of the total issued and paid-up equity share capital of SMC on a fully diluted basis for a fixed investment amount of INR 1,376,905,203 ($34,081,812 at an exchange rate of $1.00=INR 40.40 as of August 13, 2007) – we refer to this proposal as the “SMC share acquisition proposal.”

2.
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SAM Global Securities Limited (SAM) and the Promoters of SAM, which, among other things, provides for the subscription of 1,750,891 equity shares of SAM constituting 14.90% of the total issued and paid-up equity share capital of SAM on a fully diluted basis for a fixed investment amount of INR 262,090,874 ($6,487,398 at an exchange rate of $1.00=INR 40.40 as of August 13, 2007) – we refer to this proposal as the “SAM share acquisition proposal.”  The SMC share acquisition proposal and SAM share acquisition proposal are collectively also called the “share acquisition proposals.”

3.
To consider and vote upon a proposal to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of Millennium’s outstanding warrants.  We refer to this proposal as the “warrant proposal.”

4.	To elect five (5) directors to Millennium’s board of directors, in each case, until their successors are elected and qualified. We refer to this proposal as the “director election proposal.”

5.
To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve any of proposals 1 through 4.

6.	To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Only holders of Millennium common stock at the close of business on ___________, 2007, the record date established for the special meeting, are entitled to notice of, and to vote at, the special meeting. A complete list of stockholders entitled to vote at the special meeting will be available for examination at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, New York, NY  10020 after ___________, 2007, and at the special meeting.

Suhel Kanuga Secretary
New York, New York
___________, 2007

SUMMARY TERM SHEET	2

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION	9

RISK FACTORS	11

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS	20

PRESENTATION OF FINANCIAL INFORMATION	21

THE SHARE ACQUISITION PROPOSALS	22

REGULATION OF MILLENNIUM AS AN INVESTMENT COMPANY	34

THE SPECIAL MEETING	35

THE SHARE SUBSCRIPTION AGREEMENTS AND SHAREHOLDERS AGREEMENTS	39

WARRANT PROPOSAL	47

ELECTION OF DIRECTORS	48

INDUSTRY OF THE SMC GROUP	51

BUSINESS OF THE SMC GROUP	56

REGULATION AND SUPERVISION OF THE SMC GROUP	64

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE SMC GROUP	71

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE SMC GROUP	73

SELECTED HISTORICAL FINANCIAL INFORMATION OF MILLENNIUM	89

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MILLENNIUM	90

MANAGEMENT OF SMC GROUP	92

INFORMATION CONCERNING MILLENNIUM	95

BENEFICIAL OWNERSHIP OF MILLENNIUM’S SECURITIES	96

PRICE RANGE OF MILLENNIUM’S SECURITIES	98

DESCRIPTION OF MILLENNIUM’S SECURITIES	99

INDEPENDENT AUDITORS	103

WHERE YOU CAN FIND MORE INFORMATION	104

INDEX TO FINANCIAL STATEMENTS	F-1

ANNEX A - SHARE SUBSCRIPTION AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED, DATED MAY 12, 2007

ANNEX B - SHAREHOLDERS AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

ANNEX C - SHARE SUBSCRIPTION AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SAM GLOBAL SECURITIES LIMITED AND PROMOTERS OF SAM GLOBAL SECURITIES LIMITED, DATED MAY 12, 2007

ANNEX D - SHAREHOLDERS AGREEMENT BETWEEN MILLENNIUM INDIA ACQUISITION COMPANY INC. AND SMC GLOBAL SECURITIES LIMITED AND PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

i

SUMMARY TERM SHEET

The following summary highlights selected information contained in this proxy statement and may not contain all of the information that may be important in your consideration of the proposed acquisition of equity shares in SMC and SAM.  We encourage you to read this proxy statement before voting.  We have included section references to direct you to a more complete description of the topics described in this summary.

Unless expressly stated otherwise, when we refer to “SMC” in this proxy statement, we mean SMC Global Securities Limited and its subsidiaries and equity affiliates, when we refer to “SAM,” we mean SAM Global Securities Limited and its equity affiliates, and when we refer to “the SMC Group” or “the Group,” we mean SMC and SAM, collectively.  References to “Millennium,” “we,” “us,” and “our” are to Millennium India Acquisition Company Inc.

Purpose of the Stockholder Vote

At the special meeting, you will be asked to consider and vote upon a proposal to adopt and approve two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that, together with their respective subsidiaries and equity affiliates, collectively comprise the SMC Group of Companies (the SMC Group), for the aggregate fixed sum of INR 1,638,996,097, or approximately $40,569,210 at an exchange rate of $1.00=INR 40.40 as of August 13, 2007.  You will also be asked to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of warrants, a consequence of our pending registration as an investment company.  Finally, you will be asked to elect five (5) directors to Millennium’s board of directors, in each case, until their successors are elected and qualified.  See “The Special Meeting - Purpose of the Millennium India Special Meeting”.

The Parties

The parties to the SMC Share Subscription Agreement are Millennium India Acquisition Company Inc., a Delaware corporation, SMC Global Securities Ltd., a company formed under the laws of India, Mr. S.C. Aggarwal and Mr. M.C. Gupta, the promoters of SMC Global Securities Ltd. and various affiliates of the promoters.

The parties to the SAM Share Subscription Agreement are Millennium India Acquisition Company Inc., SAM Global Securities Ltd., a company formed under the laws of India and the promoters of SAM Global Securities Ltd., which consist of SMC Global Securities Ltd., SMC Share Brokers Limited and Mr. Ajay Garg, as well as various affiliates of the promoters.

The Relationship between SMC and SAM

SMC and SAM currently intend to request regulatory approval in India to a holding company structure that would permit both entities to be legally owned by a joint holding company.  If and when the holding company structure takes effect, Millennium’s 14.90% equity interest in each of SMC and SAM would become a 14.90% equity interest in the joint holding company.

Pending implementation of the holding company structure, and with certain exceptions that are further described in the section “Business of the SMC Group--Relationship between SMC and SAM,” SMC and SAM are already operating as an integrated business and marketing and branding of each entities’ products and services is conducted exclusively under the SMC Group name.  In addition, SMC, which is one of SAM’s promoters, effectively controls SAM by virtue of extended familial relationships.  Nonetheless, since no written agreement underlies their alliance, we cannot assure you that either SMC or SAM will not decide after we have acquired the proposed ownership interest in their organizations to abandon their joint operations and their plan to implement a joint holding company structure.

Because SAM generates separate revenues and incurs separate expenses in connection with those revenues, the financial statements of SMC and SAM and the corresponding Management’s Discussion of Analysis of

Financial Condition and Results of Operations are reproduced separately in this proxy statement.  The business description in the section “Business of the SMC Group,” however, is based on the operation of SMC and SAM as an integrated business under the umbrella of the SMC Group.

The Acquisition Proposal

On May 12, 2007, we entered into two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC and SAM, that, following SMC’s contemplated acquisition of SAM, will collectively comprise the SMC Group, for the aggregate fixed sum of INR 1,638,996,097, or approximately $40.57 million at an exchange rate of $1.00=INR 40.40 as of August 13, 2007.  Indian law prevents us from initially acquiring greater than a 14.90% equity interest in each of SMC and SAM.  See “The Share Acquisition Agreement Proposals”.

Effects of the Acquisition

If both share subscription agreements and shareholders agreements are adopted and approved by our shareholders and the other conditions to the closing of the acquisition transaction are either satisfied or waived, we will obtain a 14.90% ownership interest in the SMC Group.  See “The Share Acquisition Agreement Proposals - Effects of the Acquisition”.

Shareholder Agreements

Upon the closing of the proposed acquisition transactions, we will enter into two substantially identical shareholders agreements among Millennium, SMC, SAM and their respective promoters, governing the relationship among the shareholders of SMC and SAM, respectively, and between each of those companies, on the one hand, and its respective shareholders, on the other.

The shareholders agreements would provide us with several rights after the closing of the transaction, among them the right to designate one member to the SMC Group’s board of directors and the right of approval over a number of specified matters relating to the governance of the SMC Group and the course of conduct of its business.  We would also have the right of approval over any new issuances of the SMC Group’s equity securities until the later of two years after closing the proposed acquisition transaction or the date on which the SMC Group initially lists its shares on the Bombay or National Stock Exchange.  See “The Share Acquisition Proposals - Shareholders Agreement.”

Required Vote

Our certificate of incorporation requires that a majority of the shares entitled to vote must approve the share acquisition proposals and that no more than 19.99% of such shareholders exercise their right to convert their shares to cash payable from the proceeds held in the trust account.  The Investment Company Act of 1940 requires that a  majority of the outstanding shares of common stock vote in favor of the warrant proposal.  The director election proposal requires a plurality of the votes of shareholders entitled to vote at the meeting to elect directors under Delaware law.  A majority of the shares entitled to vote (or a majority of shares present if less than a quorum is present) can adjourn the special meeting to a later date if there are insufficient votes to approve any of the foregoing proposals.  See “The Special Meeting - Quorum and Vote Requirements” below.

Recommendation

Millennium’s board of directors unanimously recommends that you vote in favor of the adoption and approval of the share acquisition proposal, warrant proposal and director election proposal.  In reaching its determination, the board of directors consulted with and received the advice of its independent financial and legal advisors, carefully considered the prospects of SMC, including the uncertainties and risks facing it, and considered the interests of Millennium stockholders.  The factors that the board of directors took into account in arriving at its recommendation are described below in “The Share Acquisition Proposals - Recommendation of the Board of Directors; Reasons for Recommending Approval of the Acquisition”.

Conversion Rights

If you do not approve of the share subscription agreement proposal, you can elect to have your shares converted to cash payable from the proceeds held in the trust account which consists of funds received from the proceeds of our initial public offering, net of expenses and fees related to that offering, and $2,250,000 received from the private placement of warrants, plus the interest accrued thereon.  Under the terms of our certificate of incorporation, if 20% or more of shareholders entitled to vote elect to convert their shares, we will not be able to enter into the subscription agreement or the shareholders agreement and neither proposal will be approved.  The procedure to exercise your conversion right is discussed below in “The Share Acquisition Proposals - Conversion Rights”.

Appraisal Rights

Millennium India stockholders do not have appraisal rights in connection with the share subscription under the Delaware General Corporation Law.  Accordingly, the sole recourse for stockholders opposed to the transaction is to vote against the transaction and exercise their conversion right. See “The Share Acquisition Proposals - Appraisal Rights”.

Closing Conditions

Consummation of the proposed acquisition transactions is subject to a number of conditions, including the receipt of approvals from Indian regulatory authorities, SMC’s acquisition of SAM (which can be waived at our option), our receipt of the affirmative vote of the holders of a majority of shares of our publicly-listed common stock  and holders of no greater than 19.99% of shares of our publicly-listed common stock vote against such transactions and exercise their right to convert their shares into a pro rata portion of the trust fund that contains substantially all of the net proceeds from our initial public offering.

A further condition to the consummation of the proposed share acquisition transactions is our entry into the shareholders agreement with the shareholders of SMC and SAM, respectively.  For a detailed description of the conditions to closing of the transactions, please refer to “The Share Subscription Agreements and Shareholders Agreements - Conditions to Closing.”

Option to Acquire Global Depositary Receipts

On June 6, 2007, we entered into a set of substantially identical option agreements with SMC and SAM and their respective promoters, each of which grants us an option, exercisable within 30 days of the closing date of the corresponding share acquisition transaction, to require SMC or SAM, as the case may be, to initiate regulatory approval proceedings that would permit it to issue Global Depositary Shares.  In that issuance, we are entitled to subscribe to that number of Global Depositary Receipts (GDRs), as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be.

Termination

Both the shareholders agreements and the share subscription agreements have provisions allowing for the termination of the agreements upon a breach of any representation or warranty by SMC and/or SAM and any declaration of bankruptcy (whether voluntary or involuntary) by the respective company.  Also, in the event that our share subscription agreement and/or our shareholders agreement with SMC is terminated by SMC and its promoters, we are entitled to terminate our share subscription agreement with SAM and its promoters.  In the event that our share subscription agreement and/or shareholders agreement with SAM is terminated by SAM and its promoters, we are entitled to terminate our share subscription agreement with SMC and its promoters.  For further discussion, see “The Subscription Agreements and Shareholders Agreements - Termination.”

Closing

 The shareholders agreements and the share subscription agreements specify that the closing of the subscription and purchase of SMC/SAM’s shares must occur before October 24, 2007, unless the date is extended by mutual agreement between the parties.

Accounting Treatment

We will be an investment company upon consummation of the share acquisition.  As an investment company, we will value our investments in securities at fair value.  We expect to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.  Our investment in the SMC Group, an entity for which there is currently no liquid public market, will be valued at fair value based on the enterprise value of the SMC Group, which will be determined using various factors, including cash flow from operations of the SMC Group, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers, if any, to purchase the SMC Group, recent transactions involving the purchase or sale of the company’s equity securities, liquidation events, or other events.   For additional information on the accounting treatment of the share acquisitions, please see “The Share Acquisition Proposals--Accounting Treatment of the Acquisition Transactions.”

Regulatory Approvals

Because we will be deemed to be an investment company under the Investment Company Act of 1940 (the 1940 Act) upon acquisition of stock in SMC and SAM with an aggregate value exceeding 40% of our total assets (exclusive of U.S. government securities and cash items), we expect to register under the 1940 Act as a closed-end, non-diversified “investment company” (also referred to as a “fund”) prior to the special meeting.

Upon registration, we will be subject to the 1940 Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.  Furthermore, we anticipate having to request an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC.  Section 12(d)(3) prohibits an investment company from investing in issuers that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter.  An exemption from the general prohibition permits an investment company to acquire any security of an issuer that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that issuer and does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities.  The SMC Group’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and the SMC Group derives more than 15 percent of its gross revenues from related securities activities.  Because of the foregoing and the fact that we intend to invest all or substantially all of our assets in the SMC Group, we will not be able to consummate the proposed acquisition transactions unless the SEC permits us to do so pursuant to an exemptive order, which we intend to request as soon as practicable.    There can be no assurance that the SEC will grant the requested relief.

The proposed acquisition transactions are not subject to any other federal or state regulatory requirements or approval, including the Hart-Scott-Rodino Antitrust Improvement Act of 1972, or HSR Act.

Required Indian regulatory approvals include those of the Securities and Exchange Board of India, the Bombay Stock Exchange and the National Stock Exchange, among others.  See “Regulation and Supervision.”

Risk Factors

In evaluating the acquisition proposals and the director election proposal, you should carefully read this proxy statement and especially consider the matters discussed under “Risk Factors.”

Summary Historical Financial Information

The following financial information is provided to assist you in your analysis of the financial aspects of the proposed acquisition transactions. SMC’s historical information is derived from its audited financial statements as at March 31, 2007 and 2006, and for the years ended March 31, 2007, 2006 and 2005.  SAM’s historical information is derived from its audited financial statements as at March 31, 2007 and 2006 and for the years ended March 31, 2007, 2006 and 2005.  Millennium’s historical information is derived from (i) its audited financial statements as of December 31, 2006 and for the period from its inception (March 15, 2006) to December 31, 2006, and (ii) its unaudited financial statements as of and for the six months ended June 30, 2007.

The information is only a summary and should be read in conjunction with each of SMC’s, SAM’s and Millennium’s historical financial statements and related notes and SMC’s, SAM’s and Millennium’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of SMC, SAM or Millennium.

SMC Global Securities Ltd. Summary Statements of Income Data For the year ended March 31, (INR in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)(1)
Total revenues (Operating revenues)	229,814	450,844	651,414	15,115
Earnings after income taxes (Income from operations)	43,967	142,362	175,980	4,084
Other income (Share in profits of equity investee and share in extraordinary gain of equity investee)	512	8,809	77,189	1,791
Net income	44,479	151,171	253,169	5,875
Earnings per share data:
Basic and diluted net income per share	9.66	32.61	33.73	0.78
Weighted average number of shares used to compute basic and diluted earnings per share	4,605,100	4,636,881	7,505,100	7,505,100

SMC Global Securities Ltd. Summary Balance Sheet Data As of March 31, (INR in thousands, except per share data)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)(1)
Cash and cash equivalents	7,572	18,847	437
Net working capital	514,099	1,086,163	25,201
Total assets	1,138,598	1,952,200	45,295
Total stockholders’ equity	334,249	587,418	13,629

(1)Based on the noon buying rate of the Federal Reserve Bank of New York of $1.00=INR 43.10 on March 30, 2007.

SAM Global Securities Ltd. Summary Statements of Income Data For the year ended March 31, (INR in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)(1)
Total revenues (Operating Revenues)	150,417	274,451	391,463	9,083
Earnings after taxes and before extraordinary gain (Income from operations)	49,463	52,944	129,626	3,007
Other Income (Extraordinary gain)	-	-	6,592	153
Net income	49,463	52,944	136,218	3,160
Earnings per share data:
Basic and diluted net income per share	4.95	5.29	13.62	0.32
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057	10,000,057

SAM Global Securities Ltd. Summary Balance Sheet Data As of March 31, (INR in thousands, except per share data)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)(1)
Cash and cash equivalents	9,739	18,074	419
Net working capital	211,139	345,894	8,025
Total assets	315,620	577,968	13,410
Total stockholders’ equity	171,903	308,122	7,149
________________________
(1) Based on the noon buying rate of the Federal Reserve Bank of New York of $1.00=INR 43.10 on March 30, 2007.

Millennium India Acquisition Company Inc.
Summary Income Statement Data	From Inception (March 15, 2006) to December 31, 2006	Six Months Ended June 30, 2007

Revenue	$1,282,000	$1,515,000
Operating (loss) income	(2,339,000)	277,000
Other income	—	—
Net (loss) income	(2,339,000)	277,000
Earnings per share data:
Weighted average basic shares outstanding	8,149,000	7,613,000
Net (loss) income per share, basic:	$(0.29)	$0.02
Weighted average diluted shares outstanding	8,149,000	9,498,000
Net (loss) income per share, diluted:	$(0.29)	$0.02

Summary Balance Sheet Data	As of December 31, 2006	As of June 30, 2007

Cash and cash equivalents	$443,000	$1,242,000
Net working capital	55,596,000	55,720,000
Total assets	57,463,000	58,570,000
Common stock, subject to possible conversion to cash	11,327,000	11,419,000
Total stockholders’ equity	$42,033,000	$42,217,000

QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

Q:	Where and when is the Special Meeting?

A:
We will hold a special meeting of stockholders of Millennium on _____________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York.

Q:	What is the record date of the Special Meeting?

A:
The record date for the special meeting is _____________, 2007.  Only holders of Millennium common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

Q:	What constitutes a quorum for the Special Meeting?

A:
A quorum will be present at the special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy.  Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Q:	What do I do now?

A:
After carefully reading and considering the information contained in this proxy statement, please vote by completing, signing and mailing your proxy card vote as soon as possible so that your shares can be represented at the special meeting.  Whether or not you plan to attend the special meeting, you should sign and return your proxy card.  If you neither vote at the meeting nor grant your proxy as described in this proxy statement, your shares will not be voted, which will have the effect of voting against the adoption and approval of the proposals.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:
If you do not give the broker voting instructions, your broker will not vote your shares in the special meeting.  You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.  Please note that you cannot seek conversion of your shares unless you affirmatively vote against the acquisition proposals.  Individuals who fail to vote or who abstain from voting may not exercise their conversion rights.

Q:	May I change my vote after I have mailed my signed proxy card?

A:
Yes.  You may revoke your proxy at any time before it is exercised by delivering to F. Jacob Cherian, our president and chief executive officer, at Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040, a written notice stating that you revoke your proxy; by executing and delivering another proxy card with a later date; or by attending the special meeting, revoking your proxy before it is exercised and voting your shares in person.  If your shares are held in “street name,” you must follow the directions provided by your broker to change your voting instructions.

Q:	How do I exercise my conversion rights?

A:
In order to exercise your conversion right, you must affirmatively demand conversion at or prior to the time the acquisition proposals are voted on by the stockholders and you must affirmatively vote against the proposals.  You must also tender your stock certificate (either physically or electronically) to our transfer agent within the period specified in a notice you will receive from us, which period will be not less than 20 days from the date of the notice.

Q:	Who can help answer my questions?

A:
If you have questions about the share acquisition or other matters to be voted on at the special meeting, or if you require additional copies of the proxy statement or the enclosed proxy card you should contact:

F. Jacob Cherian President and CEO Millennium India Acquisition Company Inc. 159 South Drive Manhasset Hills, NY 11040

RISK FACTORS

Our proposed investment in equity shares of the SMC Group involves a high degree of risk.  You should carefully consider the risk factors described below, together with the other information contained in this document, including the SMC Group’s financial statements and the related notes, in deciding how to vote for the proposals described elsewhere in this proxy statement and whether to exercise your right to convert your shares into a pro rata portion of the amount held in the trust account.  The risk factors described below are those significant risk factors, currently known and specific to the SMC Group, that we believe are relevant to your voting decision.  If any of the following risks materialize, our financial condition could suffer as a result of our investment in the SMC Group, the trading price of our securities could decline, and you may lose all or part of your investment.  Additional risks not currently known to us or that we now deem immaterial may also harm us and adversely affect your investment in our securities.

Risks related to SMC Group’s industry

Market downturns or disruptions resulting in reduced trading activity could harm the SMC Group’s results of operations.

The SMC Group’s results of operations will be affected by national and global economic and political conditions, broad trends in business and finance, fluctuations in the prices of equities, commodities and derivatives and other factors that affect the trading volumes in these financial instruments in India and the level of interest in Indian business development.  Low levels of trading volume, particularly in equities, will harm the SMC Group’s profitability because of its high level of fixed costs.  Highly volatile markets furthermore increase the risk of bad debts.  Revenues derived from equity transactions during the years ended March 31, 2007, 2006 and 2005 accounted for approximately 57%, 58% and 54% of total revenues for the SMC Group.  A substantial portion of the balance of the revenues were derived from commodities and derivatives transactions. Since a material portion of SMC Group’s revenues are derived from equity, commodities and derivatives transactions, any change in the existing commission rates relating to these transactions could have a material impact on the profitability of the SMC Group.

The SMC Group operates in a highly-regulated industry.  New rules or changes in the rules promulgated by the regulatory authorities to which the SMC Group is subject and changes in the interpretation or enforcement of existing laws and rules may adversely impact the SMC Group’s business.

The SMC Group operates in a highly-regulated industry.  Its operations are regulated by the Securities and Exchange Board of India (SEBI), the exchanges of which it is a member, the Association of Mutual Funds in India (AMFI), the Insurance Regulatory and Development Authority (IRDA) and the Forward Market Commission (FMC).

The SMC Group’s ability to comply with applicable laws and rules is largely dependent on its internal compliance procedures, as well as on its ability to attract and retain qualified compliance personnel.  Noncompliance may subject SMC to penalties, fines and the risk of civil litigation, which could have a material adverse effect on its financial condition and results of operations.

The SMC Group’s activities and profitability may also be affected by changes in its regulatory environment when the legislature or regulatory authorities pass new laws or rules or the interpretation or enforcement of existing laws and rules changes.  Any of these actions can raise the group’s compliance burden by requiring it to spend resources to adapt to the new environment.  This can have a material adverse effect on the SMC Group’s financial condition and results of operations.

Indian financial services providers are dependent on regulatory approvals and licenses in conducting their business and the SMC Group may lose or be unable to renew valuable licenses.

The SMC Group’s securities brokerage, commodities brokerage, mutual fund distribution, and insurance brokerage activities are licensed by numerous agencies, including the SEBI, the AMFI and the IRDA.  If any one or more of its licenses is revoked or the SMC Group is unable for any reason to renew a license, it may be forced to cease operating in the affected business line until its licensed status is reinstituted.  As a result, the SMC Group’s revenues are likely to fall.

SMC is currently awaiting a license from SEBI to allow it to provide portfolio management services.  If it is unable to obtain this license, it will not be able to provide these services, which will mean that a significant component of its business plan will not be implemented.

India’s financial services industry is highly competitive.

The SMC Group faces significant competition from companies seeking to attract clients’ financial assets, including traditional and online brokerage firms, mutual fund companies and institutional players, some of which have a broader distribution network, are better capitalized and have a stronger brand name than the SMC Group.  As the group enters new markets, such as the market for portfolio management services, margin funding and expanding its on-line trading activities, it will have to face competition from established companies.  The current trend towards consolidation in the financial services industry in India could further increase competition in all areas of the SMC Group’s business.  Inability to compete effectively in light of these increasing pressures may cause the SMC Group’s revenues to decline.

Political, economic, social and other factors in India may adversely affect the SMC Group’s operations and our ability to achieve our business objective.

Since mid-1991, the Indian government has committed itself to implementing an economic structural reform program with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financial sector, and placing greater reliance on market mechanisms to direct economic activity.  A significant component of the program is the promotion of foreign investment in key areas of the economy and the further development of, and the relaxation of restrictions in, the private sector.  These policies have been coupled with the express intention to redirect the government’s central planning function away from the allocation of resources and toward the issuance of specific guidelines.  While the government’s policies have resulted in improved economic performance, there can be no assurance that the economic recovery will be sustained.  Moreover, there can be no assurance that these economic reforms will persist, and that any newly elected government will continue the program of economic liberalization of previous governments.  Any change may adversely affect Indian laws and policies with respect to foreign investment and currency exchange.  Furthermore, laws and policies affecting financial services companies, technology companies and other matters affecting investment in securities could also change.  Such changes in laws and economic policies could negatively affect the general business and economic conditions in India, which could in turn materially and adversely affect the SMC Group’s operations.

India has experienced terrorist attacks in the recent past and religious and border disputes persist in India and remain pressing problems.  For example, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan.  The longstanding dispute with Pakistan over the border Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved.  If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, materially and adversely affect the SMC Group’s operations.

Since early 2003, there have also been military hostilities and civil unrest in Afghanistan, Iraq and other Asian countries.  These events could adversely influence the Indian economy and, as a result, materially and adversely affect the SMC Group’s operations and our ability to achieve our business objective.  They may also create a greater perception that investments in Indian companies involve a high degree of risk, which could have a material adverse affect on the Indian capital markets and therefore affect the SMC Group’s share price once its shares have been exchange-listed.

Exchange controls that exist in India may limit our ability to utilize our cash flow effectively following our acquisition of an interest in the SMC Group.

Following our acquisition of an interest in the SMC Group, we will be subject to India’s rules and regulations on currency conversion.  In India, the Foreign Exchange Management Act 1999 (FEMA) and the rules, regulations and notifications thereunder, regulate foreign investment in Indian securities and the conversion of the Indian rupee into foreign currencies. In particular, the FEMA (Transfer or Issue of Securities by a Person Resident Outside India) Regulations, 2000 provide that an Indian entity may issue securities to a person resident outside India or record in its books any transfer of securities from or to such person only in the manner set forth in the FEMA and the rules and regulations thereunder or as permitted by the Reserve Bank of India. For a detailed description of India’s regulatory scheme in this area, please see “Regulation and Supervision--Foreign Exchange Management Act.”  This regulatory scheme may limit our ability to utilize our cash flow for the distribution of dividends to our stockholders following our acquisition.

The Indian financial services sector is subject to government regulations that limit foreign ownership, which may adversely affect our ability to complete the acquisition or remain invested in the SMC Group.

The Indian government regulates foreign investments in the financial services sector by periodically reviewing and adjusting the permissible amount of foreign ownership.  There can be no guarantee that our management will be correct in its assessment of political and policy risk associated with investments in general and in particular in the financial services sector.  Any changes in policy could have an adverse impact on our ability to complete the acquisition and remain invested in the SMC Group.

If the relevant Indian authorities find us or the SMC Group to be in violation of any existing or future Indian laws or regulations, they would have broad discretion in dealing with such a violation, including, without limitation:

•	levying fines

•	revoking our business and other licenses; and

•	requiring that we restructure our ownership or operations.

Foreign currency fluctuations could adversely affect our ability to achieve our business objective.

The exchange rate between the Indian rupee and the U.S. dollar has changed substantially in the last two decades and may fluctuate substantially in the future.  If the U.S. dollar declines in value against the Indian rupee, our acquisition of the equity interest in the SMC Group will be more expensive and therefore more difficult to complete.  Furthermore, we may incur costs in connection with conversions between U.S. dollars and Indian rupees, which may make it more difficult to consummate the acquisition.

Returns on investment in Indian companies may be decreased by withholding and other taxes.

Our investments in India will incur tax risk unique to investment in India and in developing economies in general.  Income that might otherwise not be subject to withholding of local income tax under normal international conventions may be subject to withholding of Indian income tax.  Under treaties with India and under local Indian income tax law, income is generally sourced in India and subject to Indian tax if paid from India.  This is true whether or not the services or the earning of the income would normally be considered as from sources outside India in other contexts.  Additionally, proof of payment of withholding taxes may be required as part of the remittance procedure.  Any withholding taxes paid by us on income from our investments in India may or may not be creditable on our income tax returns.

We intend to avail ourselves of income tax treaties with India to seek to minimize any Indian withholding tax or local tax otherwise imposed.  However, there is no assurance that the Indian tax authorities will recognize application of such treaties to achieve a minimization of Indian tax.

If political relations between the U.S. and India weaken, it could make the SMC Group’s operations less attractive.

The relationship between the United States and India may deteriorate over time.  Changes in political conditions in India and changes in the state of Indian—U.S. relations are difficult to predict and could adversely affect our future operations or cause our investment in the SMC Group to become less attractive.  This could lead to a decline in our profitability.  Any weakening of relations with India could have a material adverse effect on our operations after the acquisition of the equity interest in the SMC Group has been completed.

Because the Indian judiciary will determine the scope and enforcement under Indian law of almost all of the SMC Group’s material agreements, we may be unable to enforce our rights inside and outside of India.

Indian law governs almost all of the SMC Group’s material agreements, some of which may be with Indian governmental agencies.  We cannot assure you that the SMC Group will be able to enforce any of its material agreements or that remedies will be available outside of India.  The inability to enforce or obtain a remedy under any of its future agreements may have a material adverse impact on our future operations.

Risks related to SMC Group’s operations

High level of dependence on promoters for financing and management support.

Historically, the SMC Group has been highly dependent on its promoters for its capital requirements and management.  As a result of the financial resources of the promoter group, the SMC Group does not carry any long-term debt on its balance sheet.  Furthermore, most of the promoters are actively engaged in the management of the SMC Group entities.  None of the promoters are under any obligation to continue to support the SMC Group.  Their withdrawal of support, either in terms of resources or management or both, can have a material adverse effect on the SMC Group’s financial condition and results of operations.

The SMC Group is dependent on systems and operational availability and faces a risk of system failure that may result in reduced traffic, reduced revenues and profits and harm to its reputation.

The SMC Group is dependent on its technology systems to perform the critical function of gathering, processing and communicating information efficiently, securely and without interruptions.  It could face business risk due to failures in the control processes or technology systems that could constrain its ability to manage its business.  Its success depends, in part, on its ability to make timely enhancements and additions to its technology in anticipation of client demands.  Rapid increases in client demand may strain the SMC Group’s ability to enhance its technology and expand its operating capacity.  To the extent the SMC Group experiences system interruptions, errors or downtime (which could be caused by a variety of factors, including changes in client use patterns, technological failure, changes to systems, linkages with third-party systems, and power failures), its business and operations could be materially and adversely impacted.

Security breaches could damage the SMC Group’s reputation and expose it to liability, which could adversely affect its results of operations.

Since the SMC Group retains confidential client information in its database, its facilities and infrastructure must remain secure.  Despite the implementation of security measures, the SMC Group’s infrastructure may be vulnerable to physical break-ins, computer viruses, programming errors or similar disruptions.  If the SMC Group’s security measures are circumvented, the security of confidential and propriety information stored on its systems could be jeopardized and its operations could be interrupted.  A material security breach could damage the SMC Group’s reputation and expose it to liability.  Since the SMC Group does not carry insurance that protects it from this type of loss, its business and results of operations may be materially and adversely affected by a material security breach.

If the SMC Group is unable to manage the rapid growth required by its business strategy, its result of operations may be adversely affected.

The SMC Group is currently experiencing a period of significant growth and plans to use the proceeds from our acquisition of equity interest to accelerate that growth.  Between 2004 and 2007, its revenues and net income increased by 271% and 1,016%, respectively.  During that time period, the SMC Group’s number of employees grew 367%, while the number of independent financial advisors rose by 218%.  It currently anticipates hiring an additional 1,000 employees during the current fiscal year.  This growth has placed, and the future growth the SMC Group anticipates, will continue to place, a significant strain on its managerial, operational, financial and technology resources.  As part of this growth, the SMC Group will have to implement new operational and financial systems and procedures and controls, expand its office facilities, train and manage its employee base and maintain close coordination among its technical, accounting, finance, marketing, sales and editorial staffs.

If the SMC Group is unable to manage its growth effectively, it will be unable to implement its growth strategy, which would be detrimental to its long-term business outlook and may materially and adversely affect its financial condition and results of operations.

The SMC Group’s rapid growth may require additional financing, which it might not be able to procure or procure on favorable terms.  Any future equity offerings by the SMC Group may lead to dilution of our equity interest.

The SMC Group’s growth is dependent on having a strong balance sheet to support its activities.  It may need to raise additional capital from time to time, dependent on business conditions and it may not be able to procure such additional funds, or at least not on favorable terms, due to factors beyond its control.  Factors that would require the SMC Group to raise additional capital could be business growth beyond what the current balance sheet can sustain, additional capital requirements imposed due to changes in regulatory regime or new guidelines or significant depletion in its existing capital base due to unusual operating losses.  Any new issue of equity or convertible securities would dilute existing shareholders, including us, and such issuance may not be done at terms and conditions favorable to us or the SMC Group.  Likewise, any debt financing that the SMC Group may decide to pursue in the future may not be entered into on terms and conditions favorable to the SMC Group.

The SMC Group may be unable to make desirable acquisitions or to integrate successfully any businesses it acquires.

The SMC Group’s strategy includes the search for suitable acquisition targets that it believes are a strategic fit with its business.  If the SMC Group acquires another company, it may not be able successfully to integrate any businesses, products, technologies or personnel of that company without  significant expenditure of managerial, operational and financial resources, and it may fail to realize the anticipated benefits of certain acquisitions.  Acquisitions may  strain its managerial and operational resources, as the challenge of managing new operations may divert its staff from monitoring and improving the SMC Group’s existing operations.  They may also burden the SMC Group’s financial resources, as the group may have to incur substantial debt to finance the acquisition.  All of these factors could materially and adversely affect the SMC Group’s financial condition and results of operations.  Finally, future acquisitions could dilute our shareholders’ interest in the SMC Group, if the group decides to finance the acquisition in whole or in part with the issuance of equity.

The SMC Group’s business is dependent on relationships formed by its relationship managers with its clients; any events that harm these relationships, including the loss of its relationship managers, may lead to a decline in its revenues and profits.

The SMC Group’s business is dependent on the team of relationship managers who directly manage client relationships.  The SMC Group believes that relationship managers servicing specific clients leads to long-term client relationships, a trust-based business environment and over time, better cross-selling opportunities.  While no relationship manager or operating group of relationship managers contributes a meaningful percentage of the business, the SMC Group’s results of operations would be materially and adversely affected if a substantial number of relationship managers either become ineffective or leave the organization.

The SMC Group depends on its management team and the loss of team members may adversely affect its business.

The SMC Group believes that it has a strong team of professionals to oversee the operations and growth of its businesses.  If one or more members of its management team are unable or unwilling to continue in their present positions, such persons would be difficult to replace and the SMC Group’s business could be materially and adversely affected.  The SMC Group may lose its key management team to its clients or competitors.  For details on its management, please refer to the section “Management of SMC Group.”

The SMC Group faces risks attributable to derivatives trading by clients and its risk management policies may be inadequate to deal with these risks.

The SMC Group offers derivatives brokerage services.  Since some derivative instruments involve leveraged positions on the underlying assets, they involve a higher degree of risk, both for investors and for market intermediaries, than do traditional financial instruments, such as stocks or bonds.  The SMC Group may face financial losses if it fails adequately to manage the risk created by its clients’ trading in derivative instruments.

The SMC Group’s plans to provide margin funding will expose it to new risks that clients may not honor their commitments, which would affect the SMC Group’s results of operations.

The SMC Group plans to provide margin funding to its clients.  The SMC Group expects to require clients to deposit a minimum initial margin, and if the client is not able to pay the balance amount to the SMC Group before the pay-in date of the exchange for the relevant transaction, the SMC Group expects, in line with market practice, to extend significant credit to clients at market interest rates for the purchase of shares.  In case of highly volatile markets or adverse movements in share prices, it is possible that the group’s clients may not honor their commitments, which may result in losses for the SMC Group and materially and adversely affect its results of operations.  During periods of rapidly declining markets in which the value of the collateral held by the SMC Group could fall below the amount of a customer’s indebtedness, may also cause losses for the SMC Group.

Furthermore, the SMC Group has not had any prior experience with margin funding and its risk management procedures (such as pre-determined margin call or collateral liquidation thresholds) may be inadequate to guard against material losses.

The SMC Group is materially dependent on the continued acceptance and growth of electronic commerce and online trading in India, which is uncertain and, to a large extent, beyond its control.

Electronic commerce and online trading in India is still in its infancy.  Currently only two million Indian residents trade online (out of a population of 1.1 billion).  In addition, many Indian consumers have deferred transacting online for a number of reasons, including the existence or perception of, among other things:

•	limited access to the internet for most Indian consumers;

•	need to deal with multiple and frequently incompatible vendors;

•	absence of a fully functional and secure electronic payment gateway;

•	perceived lack of security of commercial data such as credit card number; and

•	low numbers of Indian companies accepting credit card numbers over the internet.

If usage of the internet in India for electronic commerce does not substantially increase and network infrastructures in India are not further developed, the SMC Group will not realize the expected benefits from its investment in the development of electronic commerce and online trading products and services.

The success of the SMC Group’s online brokerage business depends on its relationships with India’s internet-enabled banks that also compete with it.

For its online trading business to be successful, its clients must be able easily and quickly to execute online funds transfers to the SMC Group from their bank accounts to pay for purchases of stock.  Online brokerages in other countries, such as the United States, require their customers to maintain cash deposit accounts with them, and funds are automatically withdrawn from these accounts to settle the customers’ stock purchases.  Since Indian banking regulations do no allow securities brokers to pay interest on client deposit accounts, and clients are generally unwilling to forego interest payments on their deposits, they generally prefer to keep their cash accounts with a commercial bank until the funds are needed to execute a stock trade.  To minimize its credit risk, the SMC

Group will not execute cash stock purchases for its clients until they have transferred the requisite funds into one of its deposit accounts.

The ability to quickly and easily transfer funds to and from its clients’ bank accounts requires that the SMC Group maintain good relationships with those banks, some of which also compete with the SMC Group. If the SMC Group is unable to maintain these relationships, its online trading revenues will suffer and its results of operations may be materially and adversely affected.

The SMC Group’s financial condition and results of operations may suffer if it is unable to maintain an appropriate balance between its regional offices and independent financial advisors.

The SMC Group operates through a network of owned regional offices and offices maintained by independent financial advisors and strives to maintain an appropriate balance between both.  Failure to maintain this balance gives rise to the following risks:

Regional Offices

The SMC Group currently has approximately 1,100 employees working in eight regional offices in addition to its New Delhi headquarters.  It plans to expand its network of regional offices to 15 offices over the following two years.  Given the number and geographical dispersion of its regional offices, the SMC Group may not be able effectively to monitor or supervise their operations, which may result in higher incidents of compliance breaches among its employees in those offices.

Evaluating proposed office sites and setting up offices requires financial and human capital.  In case a regional office turns out to be unprofitable, the SMC Group may have to close down the office.  Future office shutdowns may cause the SMC Group not to be able to recover the capital investment in those offices and could materially and  adversely affect the SMC Group’s financial condition and results of operations.

Independent financial advisors

The SMC Group currently has approximately 6,000 independent financial advisors.  While independent financial advisors work under the overall supervision of the SMC Group as per its policies and share in its revenues, they are typically independent entrepreneurs and not employees of the group.  The risk that they engage in undesirable trade or market practices is therefore higher than for the SMC Group’s employees.  Business associates might act on conflicts of interest in a manner that is not in the interest of the SMC Group, such as when they sell financial products of one of its competitors.  Any of these practices could result in a loss of reputation and business for the SMC Group, which could materially and adversely affect its results of operations.

The SMC Group may be accused of infringing the intellectual property and other rights of others.

Third parties may sue the SMC Group for defamation, negligence, copyright, patent or trademark infringement, personal injury or other matters based on information available on its internet portal.  These types of claims have been brought, sometimes successfully, against online service providers in the United States and Europe.  the SMC Group may also be sued on the basis of content and services that are accessible from its internet portal through links to other websites or through content and materials that may be posted by its users in chat rooms or bulletin boards.  The SMC Group does not carry insurance to protect it against these types of claims, and Indian law in this area is undeveloped.

Further, as a significant portion of the SMC Group’s business is based on establishing its portal as a trustworthy and dependable provider of information and services, allegations of impropriety, even if unfounded, could damage the SMC Group’s reputation, disrupt its ongoing business, distract its management and employees and materially and adversely affect its results of operations.

The Company operates on leased premises.

Six of the regional offices through which the SMC Group operates have been leased from or are subject to leave and license agreements with third parties.  Any future offices the SMC Group opens may also be subject to these arrangements.  Any adverse impact on the ownership rights of the lessor of such premises or breach of the contractual terms of such lease or leave and license agreements may impede the SMC Group’s effective operations and materially and adversely affect the SMC Group’s results of operations.

The SMC Group’s plans to expand outside of India and is exposed to various risks as a result, including the risk that it may not obtain, or not in a timely manner, requisite approvals from foreign governments.

The SMC Group does not have significant prior experience in establishing and operating offices outside of India.  In order to establish and operate these offices, the SMC Group would require clearance and approvals from the relevant regulatory authorities.  If the SMC Group does not receive the requisite clearance or approvals, or does not receive them in a timely manner, its business plan, financial condition and results of operations may be materially and adversely affected.  Establishing and/or operating in foreign jurisdictions will also impose new compliance requirements on the SMC Group, which will increase expenses and could materially and adversely affect its results of operations.  The SMC Group would also be exposed to currency and political risks in those jurisdictions as well as the management risks inherent in expanding its operations outside of India.

Risks related to the ownership of the SMC Group’s shares

We will be required to register as an investment company and be subject to the Investment Company Act of 1940 and the related rules.  We will be required to obtain exemptive relief from the SEC to consummate the proposed acquisition transaction.

Upon registration as an investment company, we will be subject to the Investment Company Act of 1940 (the 1940 Act) and the related rules, which contain detailed requirements for the organization and operation of investment companies.  Furthermore, we anticipate having to request an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC.  Section 12(d)(3) prohibits an investment company from investing in issuers that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter.  An exemption from the general prohibition permits an investment company to acquire any security of an issuer that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that issuer and does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities.  The SMC Group’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and the SMC Group derives more than 15 percent of its gross revenues from related securities activities.  Because of the foregoing and the fact that we intend to invest all or substantially all of our assets in the SMC Group, we will not be able to consummate the proposed acquisition transactions unless the SEC permits us to do so pursuant to an exemptive order, which we intend to request as soon as practicable.    There can be no assurance that the SEC will grant the requested relief.

In addition, as a closed-end investment company, the market price of our common stock may be below the net asset value of our common stock. Net asset value per share is the value of all our assets, minus any liabilities, divided by the number of outstanding shares of common stock.  After completion of the proposed acquisition transactions, all or substantially all of our assets will be comprised of our investments in the equity shares of SCM and SAM, which are listed on the New Delhi stock exchange, but are not traded.  Therefore, we will not be able to use market quotations to determine the value of such equity shares.

We may not have sufficient capital to permit us to exercise the options with respect to the issuance of SMC and SAM Global Depositary Receipts.

           Taking into account our proposed acquisition of the 14.90% equity interest in SMC and SAM and the estimated fees and expenses in connection therewith, our expected post-transaction capital levels may be insufficient to permit us to exercise the options with respect to the issuance of SMC and SAM Global Depositary Receipts (GDRs) in their entirety (depending on the value of the Indian rupee against the U.S. dollar).  Therefore, in order to pay for the exercise of the options in whole or in part, we may have to raise additional capital.  The Investment Company Act of 1940 (the 1940 Act), to which we will become subject as a result of the share acquisition transactions, generally prohibits us from selling our common stock at a price below the then current net asset value of such stock (absent consent of holders of a majority of shares of our common stock outstanding).  In addition, our ability to raise additional funds through borrowings may also be limited under the 1940 Act.   There can be no assurances that we will be able to raise additional capital on favorable terms or at all.

There can be no assurances that SMC, SAM and we will obtain the necessary regulatory approvals to permit us to exercise our options with respect to the issuance of SMC and SAM Global Depositary Receipts or to obtain ownership of the Global Depositary Receipts.

The option agreements with SMC and SAM and their respective promoters grant us options to require SMC or SAM, as the case may be, to initiate regulatory approval proceedings that would permit it to issue Global Depositary Shares.  In that issuance, we are entitled to subscribe to that number of Global Depositary Receipts (GDRs), as would provide us, on conversion of the GDRs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be.  There can be no assurances that the relevant regulatory authorities in India or elsewhere will approve SMC’s or SAM’s issuance of GDRs or our investment in the GDRs.

SMC and SAM are currently separate legal entities that do not operate on the basis of a written joint venture or other cooperation agreement and no assurances can be given that SMC and SAM will not decide to abandon their plan to implement a joint holding company structure.

SMC and SAM currently intend to request regulatory approval in India to a holding company structure that would permit both entities to be legally owned by a joint holding company.  If and when the holding company structure takes effect, Millennium’s 14.90% equity interest in each of SMC and SAM would become a 14.90% equity interest in the joint holding company.

Pending implementation of the holding company structure, since no written agreement underlies their alliance, we cannot assure you that either SMC or SAM will not decide after we have acquired the proposed ownership interest in their organizations to abandon their joint operations and their plan to implement a joint holding company structure.

The SMC Group’s promoters will possess significant influence over virtually all matters requiring the approval of SMC Group shareholders.

Upon the expiration of those provisions of the shareholders agreement that will afford our designee upon the SMC Group’s Board of Directors the ability to effectively veto most transactions out of its ordinary course of business, SMC’s promoter group will hold 45% of SMC’s shares and SAM’s promotor group will hold 60% of SAM’s shares (applying the relative ownership percentages expected to be in place immediately following the share acquisition transactions).  As a result of this high ownership percentage, the promoter group will possess significant influence over virtually all matters requiring the approval of a shareholder vote.

We are required by Indian law to hold our equity interest in the SMC Group for a period of one year and may sell our shares only after first offering them to the SMC Group’s principals.

Indian law requires us to hold our interest in the SMC Group for a period of one year and the shareholders agreement we expect to enter into will require us to offer the shares first to the principals of the SMC Group, who will have a thirty day right of first refusal to acquire such shares at our proposed sale price.  Both of those requirements limit and delay our ability to sell any of the SMC Group’s shares, which could cause us to miss an opportunity to sell them at a price favorable to us.

At closing, we are required to deliver the purchase price for our interest in SMC and SAM in Indian rupees, which means that we face the risk of adverse foreign exchange movements of the rupee against the U.S. dollar in the meantime.

The share acquisition agreements require us to pay a fixed amount in Indian rupees for the 14.90% ownership interest we seek to acquire in SMC and SAM.  Should the Indian rupee gain in value against the U.S. dollar between now and the closing of the acquisition transaction, our acquisition of the ownership interest would become more expensive for us than we might have anticipated when entering into the agreement, which could adversely affect our financial position.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Millennium and the SMC Group, as well as certain information relating to the share subscription and shareholders agreements, including, without limitation, statements preceded by, followed by or that include the words “may,” “will,” “should,” “believes,” “expects,” “intends,” “anticipates,” “thinks,” “plans,” “estimates,” “seeks,” “predicts,” “potential” or similar expressions.  We believe it is important to communicate management’s expectations to our stockholders.  However, there may be events in the future that we are not able to accurately predict or over which we have no control.  The risk factors and other cautionary language in this proxy statement provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in those forward-looking statements.  You should be aware that the occurrence of the events described in these risk factors and elsewhere in this proxy statement could have a material adverse effect on our business, financial condition and results of operations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.  All forward-looking statements included herein attributable to either of Millennium or the SMC Group or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before you grant your proxy or instruct how your vote should be cast or vote on the share acquisition proposals, shareholders agreements proposals or director election proposal, you should be aware that the occurrence of the events described in “Risk Factors” and elsewhere in this proxy statement could have a material adverse effect on us and the SMC Group.

PRESENTATION OF FINANCIAL INFORMATION

The SMC and SAM financial statements appearing in this proxy statement are reported in Indian rupee (INR or Rs.).  The Indian rupee is the functional currency for SMC and SAM and their respective affiliates, other than SMC Comex.  The functional currency of SMC Comex is its local currency.  Assets and liabilities of SMC Comex are translated at year-end exchange rates, and income statement accounts are translated at weighted average exchange rates for the year.  Gains or losses resulting from foreign currency transactions are included in net income.

For your convenience, the financial statements and financial information as of and for the year ended March 31, 2007 have been translated into U.S. dollars (US$ or $) at $1.00=INR 43.10 based on the noon buying rate of the Federal Reserve Bank of New York on March 30, 2007.  You should not assume that, on that or on any other date, one could have converted the rupee amounts into dollars at that or any other exchange rate, or at all.  The convenience translation is unaudited.

The noon buying rate for rupees on August 13, 2007 was $1.00=INR 40.40.  Unless otherwise specified, we have used this rate for translations related to the proposed acquisition, which are calculated in this proxy statement.

THE SHARE ACQUISITION PROPOSALS

General Description of the Acquisition

On May 12, 2007, we entered into two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that collectively comprise the SMC Group of Companies (the SMC Group), for the aggregate fixed sum of INR 1,638,996,097, or approximately $40.57 million at an exchange rate of $1.00=INR 40.40 as of August 13, 2007.  Indian law limits our ability to initially acquire greater than a 14.90% equity interest in each of SMC and SAM.

Completion of the proposed share acquisition transaction is subject to a number of conditions, including:

•	the receipt of approvals from Indian regulatory authorities;

•	SMC’s formal acquisition of SAM (which can be waived at our option);

•	the absence of any event constituting a material adverse effect affecting SMC and SAM, respectively;

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our receipt of the affirmative vote of the holders of a majority of our shares of common stock sold in our July 2006 initial public offering present in person or represented by proxy and entitled to vote at a special meeting that we anticipate will be convened in October, 2007 to consider and vote upon the proposed acquisition transaction; and

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holders of no greater than 19.99% of our publicly traded shares of common stock vote against such transaction and exercise their right to convert their shares into a pro rata portion of the trust fund that contains substantially all of the net proceeds from our initial public offering.

A further condition to the completion of the proposed share acquisition transaction is our entry into a set of shareholders agreements with the shareholders of SMC and SAM which, among other matters, will accord us the right to designate one member to the SMC Group’s board of directors.  The share subscription agreements and shareholders agreements are further described in “The Share Subscription Agreements and Shareholders Agreements.”  The SMC Group’s operations are described  in “Business of the SMC Group.”

Upon completion of the proposed share acquisition transaction, we will have a 14.90% equity interest in the SMC Group.  See “Effects of the Acquisition.”

Option to Acquire Global Depositary Receipts

On June 6, 2007, we entered into a set of substantially identical option agreements with SMC and SAM and their respective promoters that give us additional rights.  Each agreement grants us an option, exercisable within 30 days of the closing date of the corresponding share acquisition transaction and subject to applicable law, to require SMC or SAM, as the case may be, to begin regulatory approval proceedings that would permit it to issue Global Depositary Shares (GDSs).  In that issuance, we are entitled to subscribe to that number of receipts evidencing GDSs, as would provide us, on conversion of the GDSs into equity shares, with up to an additional 6% of the equity share capital of SMC or SAM, as the case may be.

The GDSs would be issued at the same enterprise value at which the equity shares would be issued to us under the share subscription agreements.  The GDSs do not carry voting rights until they are converted into the underlying equity shares.  The terms and condition of any GDS issuance will be agreed on between the parties at a future date.

Under Indian law, ownership of GDSs would not count towards the 14.90% foreign ownership limit imposed on equity shares of Indian enterprises.

Background of the Acquisition

The terms of the share subscription agreements and shareholders agreements are the results of arm’s-length negotiations between representatives of Millennium and the SMC Group.  The following is a discussion of the background of these negotiations with the SMC Group and with other companies we considered in our search for a potential target.  For a brief description of our formation and initial public offering, please refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Millennium” and “Information Concerning Millennium--Business”.

We were formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.  While our efforts in identifying a prospective target business were not limited to a particular industry, we focused primarily on privately-owned businesses within the financial services, healthcare, infrastructure and consumer, retail and hospitality sectors.  However, we remained open to reviewing any business opportunity presented to us in any industry sector.

Promptly following Millennium’s IPO, we contacted industry executives, investment banking firms, private equity firms, business brokers, consulting firms, legal and accounting firms and numerous business relationships.  In that connection, we sent out over 90 letters and multiple emails introducing Millennium and forwarding copies of our IPO prospectus to individuals with whom Millennium management had pre-existing relationships.  In the course of drafting these communications in July of 2005, management concluded that they should indicate the approximate size of the businesses they would have interest in pursuing and determined that a suitable range of enterprise values that would be within Millennium’s financial capability would be from $150 million to $400 million.

Through these efforts and others, we identified and review information on over 30 companies as possible acquisition candidates.  In narrowing the search, Millennium considered a number of factors and criteria, including:

•	minimum enterprise value - was the fair market value of the target business at least 80% of our net assets?

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Credibility of management - did the executive management have strong industry experience with solid reputations?  Did they have the ability to manage a public company and communicate effectively with public shareholders and the financial community? Did the management have experience in integrating acquisitions?  Did management have a track record of meeting financial targets?

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Credibility of the business model - could the target business support substantial revenue and/or operating earnings growth?  Could the target business serve as a platform for future expansion and could it deploy warrant proceeds in a manner likely to enhance shareholder value?

•	Credibility in the financial community - Did the target business have respect in the financial community as evidenced by its banking and commercial relationships?

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Valuation - Were there existing public companies that could be viewed as sufficiently comparable to provide investors with meaningful reference points?  Were the target business’ valuation expectations consistent with Millennium’s preliminary assessments?

We entered into non disclosure agreements with 10 companies that met our investment criteria, enabling us to conduct a more detailed review of the business opportunity.  Our search process included consideration of the following potential target companies:

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In September 2006, we presented a draft letter of intent to an Indian company operating in the hospitality sector. Negotiations were terminated when the parties could not agree on an acceptable valuation for the target company.

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In November 2006, we presented a draft letter of intent to an Indian company operating in the manufacturing and distribution of energy efficient lights.  Negotiations were terminated when the founder and CEO of the target company suffered an illness that prevented him from conducting ordinary business activities.

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In January 2007, we presented a draft letter of intent to an Indian information technology company. Negotiations were terminated by the potential target company because they were unable to devise an acceptable transaction structure given prevailing regulatory limits and prohibitions in the sector.

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In March 2007, we presented a detailed term sheet to an Indian company operating in the financial services industry.  Negotiations were terminated when the parties could not agree on acceptable transaction terms, including valuation and the affirmative rights of the investor.

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In April 2007, we presented a draft letter of intent to an Indian company operating in the pharmaceutical industry.  Negotiations were terminated when the parties could not agree on an acceptable valuation for the target company.

Millennium’s activities in its search for a partner were primarily conducted by F. Jacob Cherian, its president and chief executive officer and a director, and Suhel Kanuga, its executive vice president, chief financial officer, treasurer and secretary and a director.  They were frequently assisted by non-executive director Lawrence Burstein.  The remaining non-executive directors Kishore Mirchandani, Gul Asrani, C.P. Krishnan Nair and Sarat Sethi were kept informed of developments on a daily or almost-daily basis.

On April 23, 2007, Mr. Raju Jain of Step Two Advisors, a boutique investment and deal advisory firm, discussed a potential transaction opportunity between Millennium and the SMC Group with Messrs. Cherian and Kanuga.  Mr. Jain had previously advised Millennium on two of the business opportunities mentioned above and was aware of the factors that Millennium was considering in searching for a target company.  Mr. Jain described the SMC Group, its business and management to Messrs. Cherian and Kanuga.  Messrs. Cherian and Kanuga expressed interest in a transaction with the SMC Group and requested that Mr. Jain contact the Group to explore whether its promoters, Mr. Subhash Chand Aggarwal and Mr. Mahesh Chand Gupta, would be interested in a transaction with Millennium and, if so, to set up an introductory call among Millennium and the SMC Group.  Mr. Jain, joined by two of his business colleagues, flew to New Delhi to meet with the promoters of the SMC Group, who indicated that they would consider entering into a non-disclosure agreement with Millennium to explore a potential transaction.

On April 26, 2007, SMC’s co-promoter Mr. Subhash Chand Aggarwal and director Mr. D.K. Aggarwal had an introductory conference call with Messrs. Cherian and Kanuga and Step Two Advisors, during which the two companies’ backgrounds, the backgrounds of the promoters and the vision and objectives of each company was discussed.  SMC’s and Millennium’s representatives agreed to pursue discussions for a proposed transaction between the two companies, provided that mutually agreed terms could be established.  During the call, Messrs. Cherian and Kanuga were invited to visit SMC’s headquarters in New Delhi to continue discussions.

On May 2, 2007, Messrs. Cherian and Kanuga flew to New Delhi to begin their in-person discussions with SMC.  On May 4, 2007, Messrs. Subhash Chand Aggarwal, Mahesh Chand Gupta, D.K. Aggarwal and Rajesh Jain from SMC provided a detailed overview of the Group’s equities and commodities and arbitrage businesses to Messrs. Cherian and Kanuga, covering products, strategies, current business and business expansion plans.  Millennium management then toured the headquarters of the equities and commodities divisions and met with various sub-teams in both divisions, including teams from research, trading, arbitrage, marketing, operations and compliance.  During dinner with SMC’s executive leadership team, Messrs. Cherian and Kanuga discussed promoter backgrounds and overall business objectives and vision of both companies.

On May 5, 2007, Messrs. D.K. Aggarwal and Ajay Garg from SMC reviewed in detail the SMC Group’s insurance and merchant banking, portfolio management and online distribution businesses with Messrs. Cherian and Kanuga, covering products, current business and business expansion plans.  Millennium’s representatives then toured the main offices, and met with various sub-teams from each division.  During this visit, Mr. Rakesh Gupta also discussed the Group’s distribution, marketing, legal, compliance, IT and operations divisions, covering both business functions and staffing.

On May 6, 2007, Messrs. Subhash Chand Aggarwal, Mahesh Chand Gupta, D.K. Aggarwal, Cherian and Kanuga discussed the framework of a potential transaction between the SMC Group and Millennium, in particular the investment amount, i.e., equity stake envisaged, the roles and responsibilities of each party, the transaction steps and the timeline.

On May 8, 2007, Messrs. Subhash Chand Aggarwal, Mahesh Chand Gupta, Cherian and Kanuga discussed and agreed upon the affirmative rights that will be granted to Millennium for the proposed transactions, including exit options available to Millennium through a future IPO listing, tag/drag along rights and a put option.  The parties also discussed and agreed upon regulatory and financial accounting compliance requirements on the Indian and U.S. sides and arbitration procedures.

On May 9, 2007, negotiations continued and culminated in agreement on the representation and warranties to be made by the promoters of the SMC Group, conditions precedent and subsequent and material breach triggers.  On May 10, 2007, the parties discussed and agreed on the legal SMC Group entities that would be part of the proposed transaction as well as on the definition of Millennium, with Millennium being granted additional affirmative rights such as exit options through the transfer of shares to third parties.  Agreement also occurred on the indemnification provisions.

Between May 6 and 11, 2007, the parties and their attorneys prepared, revised and finalized definitive transaction documents over the course of the negotiations.

On May 11, 2007, SMC’s and SAM’s boards of directors met and approved the proposed transaction.  The transaction documents were signed and exchanged on May 12, 2007.

On May 22, 2007, Messrs. Cherian and Kanuga had a conference call with Step Two Advisors during which the participants discussed the terms of a potential option for Millennium to invest the remainder of its capital in the SMC Group (after the completion of the proposed transaction), by subscribing to Global Depository Receipts (GDRs) without voting rights. Step Two Advisors contacted the management of the SMC Group about the proposal and on June 4, 2007, Messrs. Cherian and Kanuga flew to New Delhi once more.

On May 29, 2007, Messrs. Subhash Chand Aggawal and Mahesh Chand Gupta agreed to extend Millennium an option exercisable within one month of  the closing of its proposed transaction, to subscribe to such number of GDRs as would entitle it to acquire, at the same valuation, up to an additional six percent interest in the SMC Group.  The corresponding option agreement between the parties was signed on May 30, 2007.

Recommendation of the Board of Directors; Reasons for Recommending Approval of the Acquisition

At its August 6, 2007 meeting, our board of directors recommended that the Millennium shareholders approve the share subscription agreements, which, among other things, provide for Millennium to acquire a 14.90% equity interest in each of SMC and SAM, and the shareholders agreements that govern the relationship of the shareholders among one another and between the company and its respective shareholders. In reaching its determination, the board of directors consulted with and received the advice of its independent financial and legal advisors, considered the prospects of the SMC Group, including the uncertainties and risks facing it, and considered the interests of Millennium stockholders.

In determining that entering into the share subscription agreements and the shareholders agreements was advisable and in the best interest of our stockholders and in recommending the approval of those agreements and the transactions contemplated by them, including the acquisition of a 14.90% equity interest in the SMC Group, our board of directors considered a number of factors.  The material factors are summarized below.

•	SMC’s solid financial growth and great potential for future growth. The SMC Group enjoyed a 174% increase in revenues and a 314% increase in net income between 2004-05 and 2006-07 and has aggressive growth plans for each of its business units in order to make each unit a viable business by itself.  As evidence of the growth potential, the board also considered the recent history of the SMC Group’s competitor firms, including Indiabulls, India Infoline and Geojit Financial Services.

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Pan-India retail footprint:  With six regional offices and a network of more than 6,000 independent financial advisors in approximately 225 offices and 925 cities, the SMC Group’s retail distribution system spans across India, covering urban, suburban and densely-populated rural areas of the country and offering a large, untapped customer base.

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Diversified service offerings:  The SMC Group offers a diversified range of financial services to currently over 250,000 investors, is expanding its existing product offerings, particularly online trading, and is planning to offer new products, including portfolio management and margin funding.  In providing this range of services, the SMC Group meets the demands of an ever-increasing part of the population that prefers to deal with only one financial advisor rather than having relationships with multiple specialists.  Diversified product offerings also provide the SMC Group with significant cross-selling opportunities and reduce its exposure to market downturns in any particular industry sector.

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Advanced infrastructure:  SMC has linked its branches through extended C Band and VSat technology, which allows instantaneous and secure data transfer among SMC’s branches and between its network and the exchanges.

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Highly experienced team of promoters and management:  The promoters of the SMC Group, Messrs. Aggarwal and Gupta, each have over 20 years of experience in the financial services industry.  Their success is demonstrated by their ability significantly to expand the group’s operations without incurring any long-term debt as well as by operating and developing profitable business opportunities through both the start-up of new offices and the integration and management of its existing offices.  The SMC Group’s management team consists of Mr. D.K. Aggarwal with 20 years of experience and Messrs. Ajay Garg, Rakesh Gupta and Anurag Bansal, each with 8 years of experience.

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Expanding its business with major institutions, banks and corporations:  The SMC Group is currently entering into client relationships with multi-billion dollar national banks, asset management companies and large corporations to provide brokerage and trading-related services to such institutions and hundreds of thousands of their customers and employees. As India’s capital markets grow, institutions like asset management companies are establishing a wide range of new products and services, in turn attracting new investors. An  increase in these institutions’ assets under management is accompanied by an increased demand for the type of brokerage transactions offered by the SMC Group.

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Actively pursuing acquisition opportunities:  The SMC Group is actively searching for acquisition targets to accelerate its growth and capturing of market share and has identified several specific opportunities.

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National brand-building:  The SMC Group has begun in the current fiscal year to promote its brands on a national level, including on CNBC and print media, such as The Economic Times, and by conducting workshops for investor education.

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International expansion:  The SMC Group is expanding internationally.  It has recently opened its first overseas office in Dubai.  It plans on further expanding internationally to service the financial needs of overseas-based Indian nationals, starting with the Gulf Region, followed by New York, London, Singapore and Hong  Kong.

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Terms of the share subscription and shareholders agreements, including the right to designate one member to the SMC Group’s board of directors and the right of approval over a number of specified matters relating to the governance of the SMC Group and the course of conduct of its business.

See “--Effects of the Acquisition” and “Share Subscription Agreements and Shareholders Agreements” for a more detailed description of these rights.

In addition, our board of directors considered the following factors weighing against the recommendations in this proxy statement:

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The fact that Millennium’s right to designate a member of the SMC Group’s Board of Director and right of approval over certain corporate matters of SMC expires within a time period further described in “--Effects of the Acquisition” below.  After this time period, Millennium would essentially become a passive investor.

•	The fact that Millennium was prevented by Indian regulations from acquiring a significant equity position in the SMC Group.

•	The reasonable likelihood that, as a result of the transaction, Millennium would become subject to the Investment Company Act of 1940 and the resulting additional layer of regulation.

Valuation Analysis

According to the underwriting agreement we entered into in connection with our initial public offering, our initial target business must have a fair market value equal to at least 80% of our net assets at the time of the acquisition.  The fair market value of the equity interest we propose to acquire in the SMC Group was calculated at approximately $83.14 million or 198% of our net assets as of June 30, 2007.

We retained Grant Thornton to calculate the SMC Group’s fair market value using the valuation methodologies described below.  Key components of the valuation analysis were a discounted cash flow analysis, an analysis of market multiples of similar companies in India (selected comparable companies analysis), and an analysis of recent comparable transaction multiples involving similar companies in India.  In particular:

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A discounted cash flow analysis (DCF) estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure.  Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations.  Unlevered free cash flow does not assume any financing, including the financing of the contemplated transaction.

While a DCF analysis is the most scientific of the methodologies used, it is dependent on projections and numerous industry-specific and macroeconomic factors.

A standard DCF analysis was used to determine the value of the SMC Group’s equity on the basis of its financial results and projected estimates of revenue and net profit for the next three years.  Key inputs used in the DCF analysis were the cost of equity for the SMC Group (using standard market data) and the SMC Group’s revenue and net profit projections for the next three fiscal years.  The key assumptions used in the Group’s projections were (a) an increase in the number of branches to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010, (b) an annual GDP growth in India of 8%, (c) the absence of any adverse change in the Indian financial markets and (d) the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New York, London, Singapore and Hong Kong by 2009/2010.  Based on the DCF analysis, the Group was valued at $369 million.

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A selected comparable company analysis reviews the trading multiples of publicly traded companies that are similar to the SMC Group with respect to business and revenue model, operating sector, size and target customer base.

The analysis of market trading multiples involved averaging the trading multiples of four listed financial services companies in India: Indiabulls, India Infoline, IL&FS Investsmart, and Geojit

Financial Services.  In arriving at the average, Grant Thornton applied different weightings to each company in accordance with its respective size.  In addition, India Infoline and Geojit Financial Services were accorded substantially more weight than the other companies because, in the case of India Infoline, its high degree of comparability to the SMC Group, and, in the case of Geojit Financial Services, it had the most recent publicly-available financial information.  Based on that analysis, the value of the SMC Group on a PAT and EBITDA basis was $492 million and $422 million, respectively.

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A comparable transaction analysis involves a review of merger, acquisition and asset purchase transactions involving target companies that are in related industries to the SMC Group. The comparable transaction analysis generally provides the widest range of  value due to the varying importance of an acquisition to a buyer (i.e., a strategic buyer willing to pay more than a financial buyer) in addition to the potential differences in the transaction process (i.e., competitiveness among potential buyers).

Information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be “material” for the acquirer.  As a result, the selected comparable transaction analysis is limited to transactions involving the acquisition of a public company, or substantially all of its assets, or the acquisition of a large private company, or substantially all of its assets, by a public company.

The analysis of transaction multiples involved averaging the transaction multiples from recent private equity transactions involving Motilal Oswal, Indiabulls, Peninsular, Fortune Financials, and Geojit Financial Services.  Because of the recent nature of the transaction involving Geojit Financial Services, that transaction was accorded substantially more weight than the other four transactions.  The analysis was primarily based on publicly available, actual financial information.  Based on that analysis, the value of the SMC Group on a PAT and EBITDA basis was $581 million and $567 million, respectively.

Grant Thornton then used a weighted average approach to arrive at an average valuation of the SMC Group by applying the following weightings to the results from the analyses above: the DCF analysis received a 20% weighting, the market analysis received a 30% weighting and the recent transaction analysis received a 50% weighting.  On a weighted average basis, the value of the SMC Group was $558 million.

Effects of the Acquisition

If both share subscription agreements are adopted and approved by our shareholders and the other conditions to the closing of the acquisition transaction are either satisfied or waived, we will obtain a 14.90% equity interest in the SMC Group.

Rights under the Shareholders Agreements

The shareholders agreements would provide us with several rights after the closing of the transaction, among them:

•	the right to designate one member to the SMC Group’s board of directors, as long as we or any of our affiliates hold at least 50% of our initial equity interest in the SMC Group;

•	the right of approval over a number of specified matters relating to the governance of the SMC Group and the course of conduct of its business, including:

a.	SMC’s entry into any new line of business or share acquisition not in the ordinary course of business;

b.	any payment of dividends;

c.	any capital expenditures in excess of 25% of the SMC Group’s annual budget for such expenditures; and

d.	any merger, acquisition or consolidation involving the SMC Group, or involving any third party in the financial services industry exceeding INR 41.0 million; and

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the right of approval over any new issuances of the SMC Group’s equity securities until the later of two years after the closing date for the proposed acquisition transaction or the date on which the SMC Group initially lists its shares on the BSE or NSE.

We are required by Indian law to hold our equity interest in the SMC Group for a period of one year following their acquisition.  Thereafter, if we elect to sell all or any portion of such shares, the proposed shareholders agreement will require us to first offer such shares to the principals of the SMC Group, who will have a thirty day right of first refusal to acquire such shares at our proposed sale price.  If that right is not exercised, we are free to sell our shares without any limitation at that sale price.  If the principals of the SMC Group sell all or a significant portion of their equity interests in the SMC Group, we have the right, under certain circumstances, to compel the purchaser to acquire a proportionate number of our shares of the SMC Group on the same terms.

The shareholders agreements expire on the earlier of (a) our failure to hold at least 50% of our initial equity interest in the SMC Group and (b) the later of the listing of SMC Group shares on the BSE or the NSE and May 12, 2011.

Regulation under the Investment Company Act of 1940

Because we will be deemed to be an investment company under the Investment Company Act of 1940 (the 1940 Act) upon acquisition of stock in SMC and SAM with an aggregate value exceeding 40% of our total assets (exclusive of U.S. government securities and cash items), we expect to register under the 1940 Act as a closed-end, non-diversified “investment company” (also referred to as a “fund”) prior to the special meeting.  For further information on what our registration as an investment company entails, please see “Regulation of Millennium as an Investment Company.”

Interests of Certain Persons in the Acquisition

When you consider our board of directors’ recommendation to approve the share acquisition proposals, you should keep in mind that Millennium’s executive officers and members of Millennium’s board have interests in the transaction that are different from, or in addition to, your interests as a stockholder.  These interests include, among other things:

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If the transaction is not approved, and Millennium is unable to enter into a Letter of Intent or an agreement in principle with another target business by January 20, 2008, Millennium will be required to liquidate.  In that event, the 1,812,500 shares of common stock that were held by stockholders, including Millennium’s officers and directors and their affiliates and other persons, immediately prior to our IPO will be worthless because those stockholders are not entitled to receive any liquidation proceeds with respect to those shares.  Shares of our common stock held immediately prior to our IPO had an aggregate market value of $               based on the last sale price of $       on the American Stock Exchange on                      , 2007, the record date for the special meeting.

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In addition to the shares they purchased prior to the initial public offering, as of the record date Millennium’s directors, officers and persons or entities affiliated or associated with them  purchased 2,250,000 warrants for an aggregate purchase price of $2,250,000 (or $1.00 per warrant), pursuant to agreements between them and Ladenburg Thalmann & Co. entered into in connection with our IPO.  These 2,250,000 warrants had an aggregate market value of $        based upon the last sale price of $  on the American Stock Exchange on                 , 2007, the record date.  All of the warrants will become worthless if the acquisition is not consummated.  In addition, as a result of our anticipated registration under the Investment Company Act of 1940, we will not be able to issue shares of Millennium common stock to the holders of the warrants if the warrant exercise price is below net asset value, unless we obtain the approval of shareholders owning a majority of our outstanding common stock at the special meeting.

Estimated Fees and Expenses

As of                  , 2007, Millennium had incurred special audit and accounting fees of approximately $                      , legal fees of approximately $                    and an SEC filing fee of $1,243. The special audit and accounting services, legal services and SEC filing fee were required in connection with the preparation and filing of the proxy statement. Additional fees will be incurred prior to the mailing of this proxy statement.

In addition, upon consummation of the acquisition transactions, Millennium expects to pay the underwriters in its initial public offering a deferred underwriting discount equal to $725,000 and the representative of the underwriters a deferred non-accountable expense allowance of $832,500.

Accounting Treatment of the Acquisition

Millennium will be an investment company upon consummation of the share acquisition.  As an investment company, Millennium will value its investments in securities at fair value. Millennium expects to determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.  Our investment in the SMC Group, an entity for which there is currently no liquid public market, will be valued at fair value based on the enterprise value of the SMC Group, which will be determined using various factors, including cash flow from operations of the SMC Group, multiples at which private companies are bought and sold, and other pertinent factors, such as recent offers, if any, to purchase the SMC Group, recent transactions involving the purchase or sale of the company’s equity securities, liquidation events, or other events. The determined equity values will generally be discounted when the company has a minority ownership position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors. Millennium will record unrealized depreciation on investments associated with currency fluctuations and when it believes that an investment has become impaired, including where the realization of an equity security is doubtful, or when the enterprise value of the SMC Group does not currently support the cost of Millennium’s equity investment. Enterprise value means the entire value of SMC Group to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. Millennium will record unrealized appreciation associated with currency fluctuations and investments when it believes that the SMC Group has appreciated in value and/or Millennium’s equity security has also appreciated in value.

Finders

If the transactions with SMC and SAM are consummated, two entities that assisted us with locating the SMC/SAM business opportunity, Samta Jain & Associates and Step Two Corporation, will receive an aggregate of 450,000 shares of our common stock as finders’ fees.  The shares are subject to a lock-up and may not be sold within one year of the closing of the acquisition transactions. The shares will be held in escrow pending closing.

Conversion Rights

Pursuant to Millennium’s certificate of incorporation, a holder of publicly-listed shares may, if he, she or it affirmatively votes against the acquisition, demand that Millennium convert those shares into cash payable from the proceeds held in the trust account, which consists of funds received from the proceeds of our initial public offering, net of expenses and fees related to the offering, and $2,250,000 received from the private placement of warrants.  If properly demanded, Millennium will convert each share into a pro rata portion of the trust account, calculated as of two business days prior to the closing date for the acquisition transaction.  As of the date of this proxy statement, this would amount to approximately $7.82 per share, or $0.18 less than the per-unit offering price of $8.00, not taking into account interest, if any, earned on the trust account.  There may be a disincentive for public stockholders to exercise their conversion rights due to the fact that the amount available to them is likely to be less than the purchase price paid for the unit in the offering.

If you exercise your conversion rights, you will be exchanging your shares of Millennium common stock for cash and will no longer own the shares.  You will be entitled to receive cash for these shares only if:

•	you properly demand conversion at any time after we mail this proxy statement to our stockholders and before you cast your vote on the proposals,

•	you affirmatively vote against both acquisition proposals,

•
the acquisition proposals are approved by holders of a majority of our shares of publicly-listed common stock and no more than 19.99% of our publicly-listed common stock vote against the proposals and exercise their conversion rights, and the acquisition transactions are completed, and

•
you tender your stock certificate (either physically or electronically) to our transfer agent within the period specified in a notice you will receive from us, which period will be not less than 20 days from the date of the notice.

In order properly to demand conversion, you must send a notice in writing addressed to the Secretary of the corporation notifying them of such demand.  The notice must be sent at least _____ business days prior to the special meeting.  It is anticipated that the funds to be distributed to stockholders entitled to convert their shares who elect conversion will be distributed within 30 days of completion of the acquisition transaction.

Any request for conversion, once made, may be withdrawn at any time up to the date of the meeting.  Any stockholder who converts his, her or its stock into his, her or its share of the trust account still has the right to exercise the warrants that he, she or it received as part of the units.

Liquidation if no Business Combination

If we are unable to obtain shareholder approval of the share acquisition proposals by January 20, 2008 and have not entered into a letter of intent or an agreement in principle with another target business by that date, our board of directors will, prior to such date, convene, adopt and recommend to our stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan.

Upon dissolution, we will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the trust account, net of taxes payable. We anticipate instructing the trustee of the trust account to begin liquidating such assets promptly after that date.  Stockholders who held shares of our common stock immediately prior to the initial public offering, including purchasers in our private placement, have waived their rights to participate in any liquidation distribution with respect to those shares of common stock owned by them prior to the initial public offering (they will participate in any liquidation distribution with respect to any shares of common stock acquired in connection with or following the initial public offering). There will be no distribution from the trust account with respect to our previous stockholders’ warrants which will expire worthless. We will pay the costs of liquidation from our working capital of up to $2,025,000 held outside of the trust account. If those funds are insufficient, our chief executive officer and chief financial officer have agreed pursuant to letter agreements with the underwriters to pay any additional funds necessary to complete such liquidation and to indemnify us from any third party claims against us that would reduce the amount of funds held in trust.

The proceeds deposited in the trust account could become subject to the claims of our creditors which could have higher priority than the claims of our public stockholders. Accordingly, the actual per-share liquidation price could be less than $7.82, plus interest, due to claims those creditors may have.  There is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account, including but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with a claim against our assets, including the funds held in the trust account. If any third party refused to execute an agreement waiving such claims to the monies held in the trust account, we would perform an analysis of the alternatives available to us if we chose not to engage such third party and evaluate if such engagement would be in the best interest of our stockholders if such third party refused to waive such claims. Examples of possible instances where we may engage a third party that refused to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a provider of required services willing to provide the waiver. In any event, our management would perform an analysis of the alternatives available to it and would only enter into an agreement with a third party that did not execute a waiver if management believed that such third party’s engagement would be significantly more beneficial to us than any alternative. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Our chief executive officer and chief financial officer have personally agreed, pursuant to letter agreement with us and the representative, that if we liquidate prior to the consummation of a business combination, they will be personally liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us in excess of the net proceeds of amount held in the trust account. We cannot assure you, however, that our chief executive officer and chief financial officer will be able to satisfy those obligations.

Our public stockholders will be entitled to receive funds from the trust account only in the event of our liquidation or if they seek to convert their respective shares into cash upon a business combination which the stockholder voted against and which is completed by us. In no other circumstances will a stockholder have any right or interest of any kind to or in the trust account.

Under the Delaware General Corporation Law, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the Delaware General Corporation Law intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution. Because we will not be complying with Section 280, we will seek stockholder approval to comply with Section 281(b) of the Delaware General Corporation Law, requiring us to adopt a plan that will provide for our payment, based on facts known to us at such time, of (i) all existing claims, (ii) all pending claims and (iii) all claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors and service providers (such as accountants, lawyers, investment bankers, etc.) and potential target businesses. As described above, we will seek to have all vendors, service providers and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account. As a result, the claims that could be made against us will be significantly limited and the likelihood that any claim would result in any liability extending to the trust is remote.

If we are forced to file a bankruptcy case or an involuntary bankruptcy case is filed against us which is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the trust account, we cannot assure you we will be able to return to our public stockholders at least $7.82 per share.

We currently believe that any plan of dissolution and liquidation subsequent to the expiration of the January 20, 2008 deadline would proceed in approximately the following manner:

•	our board will, prior to such date, convene, adopt and recommend to our stockholders a plan of dissolution and distribution;

•	upon such deadline, we would file our preliminary proxy statement with the SEC, seeking stockholder approval for the plan;

•
if the SEC does not review the preliminary proxy statement, then, 10 days following the passing of the deadline, we will deliver the proxy statements to our stockholders, and 30 days following the passing of such deadline, we will convene a meeting of our stockholders, at which they will either approve or reject our plan of dissolution and liquidation; and

•
if the SEC does review the preliminary proxy statement, we currently estimate that we will receive its comments 30 days following the passing of such deadline. We will deliver the proxy statements to our stockholders following the conclusion of the comment and review process (the length of which we cannot predict with any certainty, and which may be substantial) and we will convene a meeting of our stockholders at which they will either approve or reject our plan of dissolution and liquidation.

In the event we seek stockholder approval for a plan of dissolution and liquidation and do not obtain such approval, we will nonetheless continue to pursue stockholder approval for our dissolution.  The funds held in our trust account may not be distributed except upon our dissolution and, unless and until such approval is obtained from our stockholders, the funds held in our trust account will not be released. Consequently, holders of a majority of our outstanding stock must approve our dissolution in order to receive the funds held in our trust account and the funds will not be available for any other corporate purpose.

  Appraisal Rights

Millennium stockholders do not have appraisal rights in connection with the share subscription under the Delaware General Corporation Law.  Accordingly, the sole recourse for stockholders opposed to the transaction is to vote against the transaction and exercise their conversion right.

REGULATION OF MILLENNIUM AS AN INVESTMENT COMPANY

Because we will be deemed to be an investment company under the Investment Company Act of 1940 (the 1940 Act) upon acquisition of stock in SMC and SAM with an aggregate value exceeding 40% of our total assets (exclusive of U.S. government securities and cash items), we expect to register under the 1940 Act as a closed-end, non-diversified “investment company” (also referred to as a “fund”) prior to the special meeting.

Upon registration, we will be subject to the 1940 Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.  Furthermore, we anticipate having to request an exemption from the provisions of Section 12(d)(3) of the 1940 Act from the SEC.  Section 12(d)(3) prohibits an investment company from investing in issuers that engage in securities-related activities, which include activities as a broker, a dealer or an underwriter.  An exemption from the general prohibition permits an investment company to acquire any security of an issuer that derives more than 15 percent of its gross revenues from securities-related activities, if immediately after the acquisition, the investment company has not invested more than 5 percent of the value of its total assets in securities of that issuer and does not own more than 5 percent of the outstanding securities of that class of the issuer’s equity securities.  The SMC Group’s activities include securities brokerage, commodities brokerage, mutual fund distribution and insurance brokerage, among others, and the SMC Group derives more than 15 percent of its gross revenues from related securities activities.  Because of the foregoing and the fact that we intend to invest all or substantially all of our assets in the SMC Group, we will not be able to consummate the proposed acquisition transactions unless the SEC permits us to do so pursuant to an exemptive order, which we intend to request as soon as practicable.    There can be no assurance that the SEC will grant the requested relief.

Among other things, the 1940 Act and the related rules impose restrictions on the nature of our investments, limit or prohibit transactions with affiliates, impose limitations on the issuance of debt and equity securities, generally prohibit the issuance of options, impose governance requirements for the board and officers, limit the extent of permissible borrowings and impose other restrictions on capital structure, require assets to be placed with an approved custodian, and place limitations on our ability to engage in future transactions such as mergers or buyouts, and to compensate key employees.   We will be required to have a board of directors comprised of at least 40% disinterested directors.  Among other responsibilities, our board of directors will hire fund officers,  review and approve various policies and transactions including, among others, procedures to value Millennium's assets, a code of ethics and various compliance procedures. The Board will also approve a custody agreement with a qualified custodian and hire auditors.

After registering as an investment company, Millennium will provide shareholder reports on a semi-annual basis pursuant to the 1940 Act and will no longer file 10-K and 10-Q reports.  In addition, though Millennium will be a registered investment company, it is not eligible to elect to be treated and qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).  Therefore, Millennium will continue to be subject to federal income tax as a corporation.

Among other restrictions, with respect to our capital structure, the 1940 Act generally prohibits us from selling our common stock at a price below the then current net asset value of such stock.  A sale below net asset value is permitted with the consent of a majority of common stockholders.  The Millennium warrants that are currently outstanding will become exercisable following the completion of the proposed acquisition transactions.  Absent approval by a majority of common stockholders at the special meeting, we will not be able to issue common stock to the warrant holders upon exercise of the warrants if our common stock’s net asset value exceeds the $6.00 warrant exercise price.

We expect to determine net asset value at the end of each quarter. Net asset value is the value of all our assets, minus any liabilities, divided by the number of shares of outstanding common stock.  All or substantially all of our assets will be comprised of our investments in the equity shares of SCM and SAM, which are listed on the New Delhi stock exchange, but are not traded.  Therefore, we will not be able to use market quotations to determine the value of such equity shares.  Instead, our board of directors will have to determine the fair value of SCM and SAM equity shares in good faith, based on a valuation procedures the board of directors expects to adopt.  There are no assurances that the equity shares of SCM and SAM will be traded on a stock exchange in the future, or that there will be other market quotations to determine the value of such equity shares.

THE SPECIAL MEETING

General

We are furnishing this proxy statement to Millennium’s stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting in lieu of the annual meeting of Millennium stockholders to be held on _____________, 2007, and at any adjournment or postponement of that meeting.  This proxy statement is first being furnished to our stockholders on or about ______________, 2007 in connection with the vote on the share acquisition proposals, warrant proposal and director election proposal.  This document provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

The special meeting of Millennium stockholders will be held at 10:00 a.m., Eastern Time, on __________, 2007, at the offices of Sonnenschein Nath & Rosenthal LLP (counsel), at 1221 Avenue of the Americas, 24th Floor, New York, New York 10020 to consider and vote on the share acquisition proposals and director election proposal.  A proposal to adjourn the meeting to a later date or dates may be presented, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, Millennium is not authorized to consummate the acquisition.

Voting Power; Record Date

We have fixed the close of business on ______________, 2007, as the record date for determining Millennium stockholders entitled to notice of, and to attend and vote at, the special meeting or any adjournment or postponement thereof.

As of the close of business on August 13, 2007, 9,062,500 shares of our common stock were outstanding and entitled to vote.  Each share of our common stock is entitled to one vote per share at the special meeting.  Millennium warrants do not have voting rights.

Pursuant to agreements with us, the 1,812,500 shares of our common stock held by stockholders who purchased their shares of common stock prior to our IPO will be voted on the share acquisition proposal in accordance with the majority of the votes cast at the special meeting on such proposals by the holders of publicly-listed shares.  The vote of shares owned by stockholders immediately prior to our IPO will not effect the outcome of the vote on the proposal.

Purpose of the Special Meeting

At the special meeting, we are asking holders of Millennium common stock:

•
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SMC and its Promoters, which, among other things, provides for the subscription of 1,314,054 equity shares of SMC constituting 14.90% of the total issued and paid-up equity share capital of SMC on a fully diluted basis for a fixed investment amount of INR 1,376,905,203 ($34,081,812 at an exchange rate of $1.00 = INR 40.40 as of August 13, 2007 ) – we refer to this proposal as the “SMC share acquisition proposal.”

•
To consider and vote upon a proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SAM and its Promoters, which, among other things, provides for the subscription of 1,750,891 equity shares of SAM constituting 14.90% of the total issued and paid-up equity share capital of SAM on a fully diluted basis for a fixed investment amount of INR 262,090,874 ($6,487,398 at an exchange rate of $1.00 = INR 40.40 as of August 13, 2007) – we refer to this proposal as the “SAM share acquisition proposal.”  The SMC share acquisition proposal and SAM share acquisition proposal are collectively called the “share acquisition proposals.”

•
To consider and vote upon a proposal to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of Millennium’s outstanding warrants.  We refer to this proposal as the “warrant proposal.”

•	To elect five (5) directors to Millennium’s board of directors, in each case, until their successors are elected and qualified. We refer to this proposal as the “director election proposal.”

•
To approve any motion to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve any of proposals 1 through 5.

•	To transact such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Only holders of Millennium common stock at the close of business on ___________, 2007, the record date established for the special meeting, are entitled to notice of, and to vote at, the special meeting.  A complete list of stockholders entitled to vote at the special meeting will be available for examination at Millennium’s headquarters, 330 East 38th Street, Suite 46C, New York, NY 10016 after ___________, 2007, and at the special meeting.

Quorum and Vote Requirements

A quorum of Millennium stockholders is necessary to hold a valid meeting.  A quorum will be present at the Millennium special meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy.  Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

The votes required on each of the proposals are as follows:

•
Pursuant to Millennium’s certificate of incorporation, the approval of each of the SMC share acquisition proposal and the SAM share acquisition proposal will require the affirmative vote of the holders of a majority of the publicly-listed shares present in person or represented by proxy and entitled to vote at the special meeting.  As of August 13, 2007, there were 9,062,500 shares of Millennium common stock outstanding of which 7,250,000 are publicly-listed shares.  The acquisition will not be consummated if the holders of 20% or more of the publicly-listed shares (1,450,000 shares or more) exercise their conversion rights.

•
Under the Investment Company Act of 1940, in order to approve the warrant proposal a majority of the outstanding shares of our common stock must be voted in favor of the proposal to issue shares at below net asset value to registered holders of our warrants.

•
The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the special meeting.  Plurality means that the individuals who receive the largest number of votes cast are elected as directors.  Consequently, any shares not voted for a particular nominee (whether as a result of abstentions, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

•
The approval of an adjournment proposal will require the affirmative vote of the holders of a majority of the shares of Millennium common stock represented in person or by proxy and entitled to vote at the meeting.

Millennium’s certificate of incorporation requires the favorable vote of holders of a majority of the publicly-listed shares present in person or represented by proxy and entitled to vote at the special meeting for the approval of each share acquisition proposal.  Abstentions will have the same effect as a vote AGAINST a proposal.  Broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on the proposals.  If you do not give the broker voting instructions, under applicable self-regulatory organization rules, your broker may not vote your shares on the share acquisition proposals, the warrant proposal or the director election proposal.  Please note that you cannot seek conversion of your shares unless you affirmatively vote against the share acquisition proposals.  Individuals who fail to vote or who abstain from voting may not exercise their conversion rights.  The acquisition transaction is not conditioned upon approval of the warrant proposal or the director election proposal.

How You Can Vote Your Shares

Each share of Millennium common stock that you own entitles you to one vote.

There are two ways to vote your shares of Millennium common stock at the special meeting:

•
You can vote by signing and returning the enclosed proxy card.  If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card.  If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by our board “FOR” the share acquisition proposals, the warrant proposal and the persons nominated by Millennium’s management for election as directors and, if necessary, an adjournment proposal.  In case any of the nominees becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment.  Votes received after a matter has been voted upon at the special meeting will not be counted.

•
You can attend the special meeting and vote in person.  We will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or another nominee, you must get a proxy from the broker, bank or other nominee.  That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Proxies may be solicited by mail, telephone or in person.  If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call F. Jacob Cherian, our president and chief executive officer, at _____________.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify F. Jacob Cherian, our president and chief executive officer, in writing before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

If you grant a proxy, you may still vote your shares in person if you revoke your proxy before it is exercised at the special meeting.  You may also change your vote by submitting a later-dated proxy.

Procedure for Exercising Conversion Rights

Public stockholders voting against the acquisition proposals will be entitled to convert their stock into a pro rata share of the amount held in the trust account (including the amount held in the trust account representing the deferred portion of the underwriters’ fee and the representative’s non-accountable expense allowance) net of taxes payable, excluding up to $1,975,000 of interest earned on the monies in the trust account used by us as working capital, if the acquisition is approved and completed.  However, voting against the business combination alone will not result in an election to exercise a stockholder’s conversion rights.  A stockholder must also affirmatively exercise those conversion rights at or prior to the time the acquisition proposals are voted on by the stockholders.

For details on your conversion rights, please refer to “The Acquisition Proposal--Conversion Rights of Stockholders.”

Proxy Solicitation

We are soliciting proxies on behalf of our board of directors.  This solicitation is being made by mail but also may be made by telephone or in person.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.  We will reimburse them for their reasonable expenses.

Millennium’s Initial Stockholders

As of August 13, 2007, Kishore Mirchandani, Millennium’s chairman, F. Jacob Cherian, Millennium’s chief executive officer, Suhel Kanuga, Millennium’s executive vice president, chief financial officer, treasurer and secretary, all of our directors and their affiliates, to whom we collectively refer as the initial stockholders, beneficially owned and were entitled to vote 1,375,197 shares or approximately 15.2% of the then outstanding shares of our common stock, which were issued to the initial stockholders prior to our IPO.  In connection with the IPO, Millennium and Ladenburg Thalmann & Co., the representative of the underwriters of the IPO, entered into agreements with each of the initial stockholders pursuant to which each initial stockholder agreed to vote his pre-IPO shares on the acquisition proposal in accordance with the majority of the votes cast by the holders of publicly-listed Shares.  The pre-IPO shares have no liquidation rights and will be worthless if no business combination is effected by us.  In connection with the IPO, the initial stockholders placed their pre-IPO shares in escrow until the earlier of six months after the consummation of a business combination or the liquidation of Millennium.

In addition to the shares of Millennium common stock, the initial stockholders also own warrants to purchase an aggregate of 2,250,000 additional shares of Millennium common stock.  The initial stockholders have agreed not to sell any of these warrants until after the consummation of a business combination and such warrants will be worthless if no business combination is effected by us.  In addition, unless a majority of the outstanding shares of our common stock is voted in favor of issuing shares of common stock at below net asset value to registered holders of our warrants, we will not be able to issue such shares if the warrant exercise price is below the net asset value per share.

Who To Call For Assistance

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call F. Jacob Cherian, our President and Chief Executive Officer, at _______________.

THE SHARE SUBSCRIPTION AGREEMENTS AND SHAREHOLDERS AGREEMENTS

The discussion in this document of the principal terms of the share subscription agreements and shareholders agreements that we entered into with the SMC, SAM and their respective promoters is subject to, and is qualified in its entirety by reference to, the text of the agreements, copies of which are attached as Annex A through D to this proxy statement.  When used in this Section only, “the SMC Group” refers to SMC and its affiliates and does not include SAM or its affiliates.

The Share Subscription Agreements

Millennium entered into two substantially identical share subscription agreements with SMC and SAM and their respective promoters.  Under the agreements, Millennium will acquire an equity share in each company and therefore an indirect interest in each of the company’s subsidiaries and equity affiliates.  Each agreement provides that upon completion of the transaction, Millennium will be the direct, legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of each company on a fully diluted basis.  The term “fully-diluted” includes all classes and series of outstanding shares of that company’s stock combined with all options, convertible or other derivative securities, on an “as-if converted” basis.

Shares to be Acquired and Acquisition Price

In connection with the SMC share subscription, Millennium will acquire 1,314,054 equity shares of SMC for a subscription purchase price currently fixed at INR 1,376,905,203 ($34,081,812 at a conversion rate of $1.00=INR 40.40 as of August 13, 2007).  In connection with the SAM share subscription, Millennium will acquire 1,750,891 equity shares of SAM for a subscription purchase price currently fixed at INR 262,090,874 ($6,487,398 at the same conversion rate).  Neither agreement contemplates an adjustment of the purchase price or in the number of subscription shares to account for any price fluctuations in the per share price of each entity’s equity shares, although such adjustment can be made by mutual written agreement of the parties.

Ranking of Shares

When acquired, the subscription shares of SMC and SAM will rank pari passu with the existing issued equity shares of each company with respect to the respective company’s stock activities including but not limited to voting rights, dividends and rights issuance.

Closing and Effective Time of the Subscription

The closing of the subscription and purchase of SMC/SAM’s shares will occur once all conditions to the closing, described below, have been satisfied or waived.  The agreements specify that this must occur before October 24, 2007, unless the date is extended by mutual agreement between the parties.

Representation and Warranties

The SMC subscription agreement contains representations and warranties of each of Millennium, SMC and the promoters (on their own behalf and on behalf of SMC and its affiliates), including with respect to:

•	corporate organization, good standing and capitalization;

•	corporate power and authority to execute and deliver the share subscription agreement and perform their respective obligations under, and complete the transactions contemplated by, the agreement;

•	proper authorization of the execution and delivery of, and proper execution and delivery of, the agreement;

•	the receipt, prior to closing, of all government approvals and other necessary third party consents;

•	the absence of violations of certain laws and regulations and of their respective charter documents; and

•	the absence of material litigation.

The agreement also contains representations and warranties of SMC and its promoters (on their own behalf and on behalf of SMC and its affiliates) with respect to:

•
the fair presentation, in all material respects, in their audited financial statements, of SMC’s and the financial condition, results of operations and cash flows of SMC and its affiliates as of the date prepared; that they were prepared in accordance with Indian GAAP and that SMC has no undisclosed liabilities that are required to be reflected in the financial statements;

•	the absence of material adverse changes or events since the date of the audited financial statements;

•	the intellectual property owned or otherwise used by SMC and the SMC Group;

•	the validity of, and absence of any material default under SMC’s and the SMC Group’s significant contracts;

•	the timely filing of tax returns, payment of taxes and creation of reserves;

•	the possession of all necessary licenses required to permit SMC and the SMC Group to conduct their respective operations;

•	the real property owned or leased by SMC and the SMC Group;

•	employee benefit matters;

•	environmental matters and compliance with environmental laws;

•	the insurance policies carried by SMC and the SMC Group;

•	matters relating to the websites of SMC and the SMC Group;

•	the maintenance of internal accounting controls;

•	the absence of restrictive practices and arrangements and related competition matters; and

•	the absence of certain related party transactions.

In addition, the agreement contains representations and warranties of Millennium with respect to:

•	corporate organization, good standing and capitalization of its Dubai affiliate;

•	the absence of any violation of certain laws and orders and of Millennium’s charter documents; and

•	matters relating to required filings with the SEC.

The SAM share subscription agreement contains representation and warranties that are substantially identical to the ones contained in the SMC share subscription agreement.

Covenants

Under the SMC share subscription agreement, Millennium and SMC have each agreed to take such actions as are necessary to complete the transaction.  SMC has also agreed, subject to certain exceptions, to continue to operate its business in the ordinary course prior to the closing and not to take the following actions, among others, without the prior written consent of Millennium:

•	Cause or permit any amendments to its organizational documents except as may be required to give effect to the SMC share subscription agreement;

•
Declare or pay any dividends or distributions (whether in cash, shares, securities or property), issue, split, combine or reclassify any of its share capital or issue or authorize the issuance of any derivative securities;

•	Transfer any shares or other securities in SMC by any of its promoters to any third party (with limited exceptions);

•	Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the ordinary course of business, consistent with past practice.

•	Pay, discharge or satisfy any claims, liabilities or obligations arising other than in the ordinary course of business.

•	Make any capital expenditures, capital additions or capital improvements in excess of INR 82 million in the aggregate in each fiscal year.

•	Materially reduce the amount of any insurance coverage provided by existing insurance policies other than in the ordinary course of business.

•	Terminate or waive any right or benefit of substantial value other than in the ordinary course of business.

•
Amend any company employee plan or adopt any plan that would constitute a company employee plan, pay any special bonus, special remuneration or special non-cash benefit, or increase the benefits, salaries or wage rates of its employees, save and except in the ordinary course of business.

•
Grant or pay any severance or termination pay or benefits (i) to any director or officer, or (ii) except for payments made pursuant to any written agreements existing at the effective date, to any other employee.

•
Commence a lawsuit other than in such cases where the company in good faith believes that its failure to do so would materially impair a valuable aspect of the company’s business.  Even under those circumstances, SMC must consult with Millennium prior to the filing of a suit.

•
Acquire or agree to acquire a substantial portion of the shares or assets of any business or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to the business of SMC, other than in the ordinary course of business.

•
Other than in the ordinary course of business, make or change any election in respect of taxes, adopt or change any accounting method in respect of taxes, file any tax return or any amendment to a tax return, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

•
Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business or as required by changes in Indian GAAP.

•	All decisions with respect to SMC’s listing of its shares.

•	Voluntary liquidation or dissolution of the company or any bankruptcy action in relation to the company.

The subscription agreement also contains additional covenants which provide that:

•	Millennium will not be required at any time to pledge its subscription shares in SMC or provide any guarantee or support to a third party, including without limitation, any lenders of SMC;

•
Any proposed variance of more than 25% to SMC’s/the SMC Group’s stated annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness must be immediately brought to Millennium’s attention, along with an explanation for the variance and the action causing the variance cannot be implemented without Millennium’s written consent;

•
SMC will take all necessary steps to ensure that Millennium’s subscription shares are listed on the same regional stock exchanges where the equity shares of SMC are listed and that within four years from the completion date, SMC will list its shares on the Bombay and/or National Stock Exchange;

•
SMC and its promoters will ensure that Millennium will maintain its 14.90% interest in the paid-up share capital of SMC following the merger of SAM into SMC provided that Millennium’s 14.90% interest in SAM pursuant to the SAM subscription agreement is in effect.  Any failure of Millennium to invest in SAM or in SMC negates this covenant.

The SAM share subscription agreement contains covenants that are substantially identical to those in the SMC share subscription agreement except that the covenant that SAM and its promoters will ensure Millennium’s 14.90% interest in SMC is not expressly contingent upon Millennium’s maintenance of a 14.90% interest in SAM.

Conditions to Closing

Under the SMC subscription agreement and the SAM subscription agreement, the closing of the transaction is subject to a number of conditions that each company and its promoters must fulfill unless waived by Millennium, including the following:

•	The company’s board of directors must have approved the issuance of the subscription shares;

•
The company must have approved the preferential allotment of the subscription shares to Millennium, must have increased its authorized share capital as necessary to issue the subscription shares and must have obtained shareholder approval for amending its articles of association in order to facilitate the acquisition;

•	SMC must have changed its existing shareholding structure to reflect the inclusion of Millennium as a shareholder in proportion to its existing shareholders;

•
There shall not have been any event that would (i) materially hinder or delay the company’s ability to consummate the transaction, (ii) materially hinder the company’s ability to operate its business in a manner previously conducted prior to the subscription agreement or (iii) have a material adverse effect on the financial conditions, properties or assets of the company.

•
The directors of the companies forming part of the SMC Group must have entered into employment contracts with their respective companies setting out the specific terms and conditions of their employment with the company and all key employees of the companies must have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

•
The promoters of SMC and SAM must have obtained all necessary regulatory approvals and complied with the requirements for listing and the resulting change in the shareholding of SMC and SAM must be in compliance with applicable law.

Prior to the company consummating the transaction, Millennium must:

•	translate to, and re-audit the financial statements of each company in, U.S. GAAP, which must not result in a variance of more than 25% from the financial statements prepared under Indian GAAP;

•
(i) obtain clearance from the U.S. Securities and Exchange Commission to file its proxy statement in accordance with the requirements of the laws of United States; (ii) obtain the vote of a majority of its shareholders passing a resolution approving the investments in SMC and SAM, and (iii) stockholders of no greater than 19.99% of equity interest of Millennium should have exercised their conversion rights;

•	have obtained Foreign Investment Promotion Board approval in connection with its investment in SMC and SAM.

Exclusivity

Both share subscription agreements contain an exclusivity provision under which SMC or SAM, as the case may be, and their respective promoters, from the date of the agreement until closing, agree not to solicit or engage in any negotiation or transaction that would materially delay or hinder Millennium’s proposed transaction.  During the same period, Millennium agrees not to pursue the acquisition, subscription or purchase of securities of another Indian company engaged in a similar line of business as SMC or SAM, as the case may be.

Indemnification

Both share subscription agreements contain substantially identical indemnification provisions.  Under the agreements, SMC/SAM and their respective promoters agree to indemnify Millennium for all direct and actual liability/damage arising out of:

•	any breach of the company’s representation and warranties;

•	any non-compliance by the company with its obligations under the agreement;

•	any liabilities of the company relating to any litigation or governmental inquiry pending or relating to the company prior to, and as of, the closing date that has not been disclosed in the agreement;

•	any non-compliance with applicable laws; or

•
any losses arising out of termination of a license issued by the National Stock Exchange.  However, each company’s liability, in their respective agreements, is capped at Millennium’s purchase price for the subscription shares for each company.

Termination

We are entitled to terminate each share subscription agreement at any time prior to closing when certain events occur, including the following:

•	breach of any representation or warranty;

•	breach of any covenant or agreement by SMC/SAM or their respective promoters;

•	the insolvency or declaration of bankruptcy by SMC/SAM or their respective promoters.

Also, in the event that our share subscription agreement and/or shareholders agreement with SMC is terminated by SMC and its promoters, we are entitled to terminate our share subscription agreement with SAM and its promoters.  In the event that our share subscription agreement and/or shareholders agreement with SAM is terminated by SAM and its promoters, we are entitled to terminate our share subscription agreement with SMC and its promoters.

The Shareholders Agreements

In connection with the share subscription agreements with SMC and SAM, Millennium also entered into two shareholders agreements governing its equity share capital investment in each of SMC and SAM.  The SMC and SAM shareholders agreements are substantially identical in all material terms.  Differences in the shareholders agreement with SMC and SAM are highlighted in the discussion below to the extent material to Millennium’s investment in each entity.

Term

Unless terminated earlier as described below, the SMC shareholders agreement will remain in effect until the earlier of (a) our failure to hold 50% of our initial equity interest in SMC and (b) the later of the initial listing of SMC’s shares on the BSE or NSE and May 12, 2011.

Composition of the Board

Under the terms of the SMC shareholders agreement, Millennium is entitled to nominate and maintain in office, one non-executive director of the board of SMC as long as Millennium or any of its affiliates continue to hold 50% of Millennium’s initial equity interest in SMC, i.e., 7.451% of the issued and paid-up share capital of SMC, which amount includes the increase in capital of SMC as a result of its merger with SAM.  Under the SAM shareholders agreement, Millennium is entitled to nominate and maintain in office one non-executive director of the board of SAM as long as Millennium or any of its affiliates continue to hold 7.451% of the issued and paid-up share capital of SAM.  The director, which we refer to as the Millennium director, is also required to constitute a necessary part of a quorum for every meeting of a board committee or sub-committee where specified matters described in the agreements are considered.  In the event that the Millennium director cannot attend a board meeting, the meeting must be adjourned for one week at which time, if the Millennium director is still unavailable, the directors cannot vote on any of those matters unless the Millennium director has voted or consented to the board’s vote without him.  The Millennium director will not be responsible for the day to day management of the company and shall not be liable for any failure of either company’s compliance with applicable laws.

In addition to the right to nominate and maintain a director on the board of SMC and SAM, Millennium has the option to appoint an observer in each of SMC’s and SAM’s affiliates.  The observer will have no voting rights.

Restrictions on Transfer

Each of the promoters individually, and collectively as a group, may not take the following actions without the prior written consent of Millennium:

•	transfer or exchange any securities of the SMC/SAM, other than in permitted transfers

•	pledge, mortgage, Lien, charge or otherwise encumber any securities of SMC/SAM

•	redeem any securities of SMC/SAM

Permitted transfers are (i) transfers of SMC/SAM securities among their respective promoters (ii) a transfer of up to 5% of the issued and paid-up share capital of SMC/SAM to any third party in a fiscal year provided that the transfer does not result in the promoters’ share of capital falling below 35% or (iii) or the transfer of an additional 5% of the issued and paid-up share capital of SMC/SAM to any third party (following the fiscal year in (ii)), provided that the transfer does not result in the promoters’ share of capital falling below 25.1%, the shares are listed on the Bombay Stock Exchange Limited or National Stock Exchange Limited and the promoters still retain the right to appoint the majority of directors, direct the management and policies of SMC/SAM and continue to be classified as Promoters.  Any restricted transfer is invalid.

Subject to Indian law requiring Millennium to hold its equity interest in the SMC Group for a period of one year following the acquisition of that interest, there are no contractual restrictions on the transfer or sale of the equity shares owned by Millennium except that the promoters have a right of first refusal, meaning that they can offer to purchase all of Millennium’s shares being offered for sale within 30 days of receiving notice of Millennium’s notice of sale.

Tag-Along Right

If a promoter makes a permitted transfer, the promoter must provide notice of the material terms of the offer to Millennium including the identity of the purchaser, the price per share offered, the number of shares being offered and an undertaking by the prospective purchaser that the purchaser will also purchase the same number of shares from Millennium at the same offer price.  Millennium will have 30 days from receipt of the offer to accept or decline the purchaser’s offer.

Millennium also has a similar tag-along right with respect to any public offering of SMC’s/SAM’s equity shares whereby Millennium is entitled to offer the same number of shares in the offering as the number offered by the promoters.

Anti-Dilution Rights

Until the later of (1) a period of two years from the closing date or until SMC/SAM lists its shares on the National Stock Exchange or Bombay Stock Exchange, SMC/SAM cannot issue any new securities without the prior written consent of Millennium.  If Millennium consents to an issuance, SMC/SAM cannot offer any rights in the issuance which will in any way conflict with the rights of Millennium.  The agreements also contain a “most favored nation” clause in which any person who subsequently invests in the company and is offered rights - including those relating to voting, dividends, transfer of shares, and further issues of shares - that are more favorable to that person than those offered to Millennium, Millennium has the right to require the promoters and the company to extend all rights offered to that other person and to execute all documents necessary to grant Millennium such additional rights.

Covenants

The promoters of SMC and SAM have agreed in their respective agreements not to vote their shares in the SMC Group or the SAM Group, respectively, contrary to the Millennium director.  Neither can they incur expenses, income and/or any contingent liability with their respective companies which exceeds the amount of INR 41 million in any fiscal year without the prior approval of Millennium.  Additional covenants made by both companies include:

•	non-competition;

•	that the equity shares will be listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the effective date of the shareholders agreement; and

•	that Millennium will not be required to pledge its securities or provide other support to any third party, including any lenders of funds to SMC/SAM.

Liquidation Preference

In the event of any liquidation, dissolution or winding-up of SMC, Millennium will be the first to receive, out of the proceeds arising from the liquidation, dissolution or winding-up of the company, the amount paid for the subscription shares, prior to any distribution to the promoters.  The balance, if any, will be distributed among the remaining holders of SMC’s shares, including Millennium in proportion to their respective shareholding.  The same provision applies in the SAM shareholders agreement.

Termination

In the event of termination of the shareholders’ agreement caused by material breach of the promoters that is not corrected within 30 days of receipt of notice of the breach, Millennium has the right and option to call on the promoters to purchase all but not less than all the securities held by Millennium and its affiliates.  On receipt of the notice to purchase, the promoters must purchase all of the equity shares held by Millennium and its affiliates within a period of sixty (60) days from the date of receipt of the notice.  The put option price is determined by increasing the fair market value of the shares of SMC/SAM by a premium of five percent (5%), but will not be any less than the difference between the subscription consideration and the consideration derived on selling those shares.

WARRANT PROPOSAL

Upon completion of the proposed acquisition transactions, Millennium’s outstanding warrants will become exercisable.  Each outstanding warrant entitles its registered holder to purchase one share of our common stock at a price of $6.00 per share, subject to certain adjustments.  The warrants will expire in May 2011.  As of August 13, 2007, there are 8,490,086 warrants outstanding entitling the registered holders to purchase 8,490,086 shares of our common stock.

The Investment Company Act of 1940 requires that we, as an investment company, obtain the approval of stockholders holding a majority of outstanding shares of our common stock before selling shares of common stock at prices below net asset value per share.

Net asset value per share is the value of all our assets, minus any liabilities, divided by the number of outstanding shares of common stock.  After completion of the proposed acquisition transactions, all or substantially all of Millennium’s assets will be comprised of its investments in the equity shares of SCM and SAM, which are listed on the New Delhi stock exchange, but are not traded.  Therefore, Millennium will not be able to use market quotations to determine the value of such equity shares.  Instead, Millennium’s board of directors will have to determine the fair value of SCM and SAM equity shares in good faith, based on a valuation procedures the board of directors expects to adopt.  There are no assurances that the equity shares of SCM and SAM will be traded on stock exchanges in the future or that market quotations will be available.

Our board of directors is expected to adopt a resolution authorizing Millennium to issue its shares of common stock at prices below net asset value upon the exercise of the outstanding warrants. Millennium’s board of directors believes that this is in Millennium’s best interest because Millennium sold the warrants on the basis that they would be exercisable at $6.00 per share prior to becoming an investment company. To fail to honor the terms of the sale would irreparably harm Millennium's reputation, may hinder future efforts of raise capital and may expose Millennium to stockholder suits.  Stockholder approval is being sought to allow Millennium to issue stock to registered holders in the event the warrant exercise price is below the net asset value per share.

There is no immediate effect of this action because the outstanding warrants will not become exercisable until after the completion of the proposed acquisition transactions.  Future issuances of common stock at below net asset value, however, could depress the market value of Millennium's common stock and may result in dilution to existing shareholders and further erosion of the net asset value per share. If such issuances are made, current stockholders may end up subsidizing new stockholders who purchase shares at prices below net asset value.  Without the approval of our stockholders to sell stock at prices below net asset value, we would be precluded from issuing stock to registered holders when the warrant exercise price is below net asset value. The inability of Millennium to issue shares to registered holders could result in the warrants becoming worthless.

Millennium does not currently have valuation policies in effect and does not calculate its net asset value.  After registering as an investment company and consummating the share acquisitions, Millennium plans to take the necessary steps to adopt appropriate valuation policies consistent with the Investment Company Act of 1940.

ELECTION OF DIRECTORS

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to our business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employment.  The nominating committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.  The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time.  The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

The nominees have been nominated as candidates for election as follows:

F. Jacob Cherian	President, Chief Executive Officer & Director
Suhel Kanuga	Executive Vice President, Chief Financial Officer, Treasurer, Secretary & Director
Lawrence Burstein	Director
Gul Asrani	Director
C.P. Krishnan Nair	Director

Assuming the election of the individuals above, the board of directors and executive officers of Millennium will be as follows:

Name	Age	Position
F. Jacob Cherian	42	President, Chief Executive Officer & Director
Suhel Kanuga	32	Executive Vice President, Chief Financial Officer, Treasurer, Secretary & Director
Lawrence Burstein	64	Director
Gul Asrani	68	Director
C.P. Krishnan Nair	85	Director

Each director, if elected, will hold office for a term of one year and until its successor is elected and qualified.

Information about the Nominees

F. Jacob Cherian has served as our President and Chief Executive Officer and has been a member of our board of directors since our inception.  Since April 2004, Mr. Cherian has served as a partner in the financial services division of Computer Sciences Corporation, or CSC, a Fortune 500 firm with $15.0 billion in annual revenue and approximately 80,000 employees.  With over 16 years of experience, Mr. Cherian has successfully demonstrated his abilities, with increasingly responsible positions as a financial services executive, leading or co-leading numerous global multimillion dollar business transactions in business restructuring, turnaround, growth, cost reduction and off-shoring strategies.  Working with high level senior executives of these multibillion dollar multinational firms, Mr. Cherian has effectively evaluated undervalued assets and business divisions, significantly increased revenues to clients and optimized business performance through business transformation, restructuring, innovation of growth strategies, cost reduction and corporate governance.  His representative clients include:  Goldman Sachs & Co; J.P. Morgan Chase; Munich Re; Credit Suisse Group; Merrill Lynch; ABN AMRO; Society Generale; Deutsche Bank; Asea Brown Boveri (ABB), Wellington Financial Management, and Alliance Capital Management.  Mr. Cherian also has significant experience in designing and implementing off-shoring strategies and evaluating undervalued assets.  Mr. Cherian has extensive international experience and has relocated to, and had multi-year residences in both Europe for 3 years and in India for 10 years.  Mr. Cherian’s prior work experience includes positions as a director in New York with KPMG LLP / KPMG Consulting from October 1998 to March 2004, and JP Morgan & Co from September 1995 to September 1998 in its Fixed Income Credit Portfolio & Derivatives Division.  For the last ten years, Mr. Cherian has been an Adjunct Professor of International Finance at St. John’s University, Tobin College of Business, New York.  He is frequently featured in leading publications and industry conferences for his views and insights on emerging trends and growth strategies, cost reduction initiatives, managing risks and business transformation for multinational corporations.  Mr. Cherian holds a Bachelor of Arts degree in Accounting & Information Systems from Queens College of CUNY and an MBA in International Finance from St. John’s University.

Suhel Kanuga has served as our Executive Vice President, Chief Financial Officer, Treasurer and Secretary and has been a member of our board of directors since our inception.  Since August 2004, Mr. Kanuga has been a Principal of CSC, a Fortune 500 global services company with annual revenues exceeding $15 billion.  In his role in CSC’s financial services division based in New York, and in prior positions, Mr. Kanuga has been responsible for identifying and building business value, restructuring and transforming businesses by successfully implementing strategic growth initiatives, cost reduction and risk management.  Mr. Kanuga has significant international management experience, having led transactions with businesses across the U.S., Europe and Asia to restructure and focus on more profitable business segments.  He has expertise in, and advises senior corporate executives on complex business topics, including derivatives, capital allocation, asset-liability management, international expansion, merger integration, financial regulation, corporate governance, and business restructuring.  His clients have included global organizations such as Credit Suisse, Bank of Montreal, ABN AMRO, the New York Stock Exchange, and Merrill Lynch.  Prior to joining CSC, he held management positions at KPMG in New York from January 1999 to August 2004 and prior to that, U.S. West. Mr. Kanuga has authored a number of articles published in leading financial services publications across the world.  He holds degrees in Mathematics and Economics from Lawrence University.

Lawrence Burstein has served as a member of our board of directors since our inception.  Mr. Burstein is the president and a principal stockholder of Unity Venture Capital Associates Ltd., a private investment company that he founded in March 1996.  For approximately ten years prior to 1996, Mr. Burstein was the president, a director and a principal stockholder of Trinity Capital Corporation, a private investment company.  Trinity ceased operations prior to the formation of Unity Venture in 1996.  Mr. Burstein is also Chairman of American Telecom Services, Inc., an American Stock Exchange-listed offeror of broadband (voice-over-internet protocol, or VOIP) and prepaid long distance communications services that are bundled with its digital, cordless multi-handset phones; a director of THQ, Inc., a Nasdaq National Market-listed developer and publisher of interactive entertainment software for the major hardware platforms in the home video industry; CAS Medical Systems, Inc., an OTC Bulletin Board-listed company which manufactures and markets blood pressure monitors and other disposable products principally for the neonatal market; I.D. Systems, Inc., a Nasdaq Capital Market-listed company, which designs, develops and produces a wireless monitoring and tracking system which uses radio frequency technology; and Traffix, Inc., a Nasdaq National Market-listed marketing company that develops and operates internet-based marketing programs as well as direct marketing programs.  Mr. Burstein received a B.A. from the University of Wisconsin and an L.L.B. from Columbia Law School.

Gul Asrani has served as a member of our board of directors since our inception.  Mr. Asrani is the Chairman of Kaymo Industries Group, a manufacturer and distributor of industrial products such as fasteners and fastener tools.  Kaymo, which pioneered the manufacture of fasteners in India in 1959, is headquartered in Mumbai, with offices in major business centers including Delhi, Chennai, Bangalore, Ahmedabad, Pune and Coimbatore, among others.  Mr. Asrani was instrumental in leading Kaymo Industries to become one of India’s fastest growing companies in its sector, negotiating multiple acquisitions and forging alliances with major foreign companies in the US, Europe and in Asia.  Under Mr. Asrani’s leadership, Kaymo has diversified into new lines of business including the importation of luxury goods from Europe and furniture from the Far East.  Mr. Asrani, who became Kaymo’s Managing Director and Chairman in 1996, is well respected by business and government leaders, and has served as a board member of several associations, including being the President of the Lion’s Club, and is actively involved in non-government organizations including AGNI (Action for Good Governance and Networking in India).  He has experience in liaising with the Indian Government at the highest levels, and has extensive experience in manufacturing, finance, marketing and taxation matters in India along with extensive knowledge of the Indian industrial marketplace.  Mr. Asrani holds degrees in industrial sociology, economics and law.

C.P. Krishnan Nair has served as a member of our board of directors since our inception.  Captain Nair, formerly a highly decorated senior officer in the Indian Navy, is the founder and chairman of the Leela Hotel Group, one of the largest conglomerates in the Indian hospitality industry, which owns and operates 5-star hotels in Mumbai and Bangalore as well as 5-star beach resorts in Goa and Kovalem.  A resort property, in development with Kempinski Hotels, Europe’s oldest luxury hotel group, is scheduled to be opened in Kumarakom in 2007.  He has also pioneered Leela Group’s foray into new areas such as infrastructure development, particularly by leading the development of a state-of-the-art airport in Kerala which will have the ability to handle any kind of aircraft (including the world’s largest aircraft, the new Airbus A-380).  Captain Nair has been the recipient of the Indian Prime Minister’s National Tourism Award for six years.  Prior to founding the Leela Group, Captain Nair was a successful businessman in the garment industry and owned a garment export house.  Captain Nair has significant experience in dealing with the Indian government at its most senior levels.

Independence of Directors

The American Stock Exchange requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.  Our board of directors has determined that, once elected, Larry Burstein, Captain Nair and Gul Asrani, who will collectively constitute a majority of our board, will meet the general independence criteria set forth in the American Stock Exchange’s listing standards.  Our independent directors will have regularly scheduled meetings at which only independent directors are present.

INDUSTRY OF THE SMC GROUP

Overview of the Indian Economy

India is a large and growing economy with rapidly expanding financial services sector.  With a 2006 GDP of $887 billion, India is the world’s 12th  largest economy in dollar terms.  Based on real GDP growth, it is currently the second-fastest growing economy in the world.  The projected growth rate of real GDP is approximately 7% per annum, with the financial services sector expecting growth at a higher rate than the overall economy.  India has a large and rapidly growing middle class of more than 300 million people, with increasing levels of discretionary income available for consumption and investment purposes.  The average wage or salary in India is rising at a rate of more than ten percent per year. According to the India Ministry of Finance, the gross domestic savings rate was 32.4% GDP in 2006.  India also has one of the youngest populations in the world, with a median age of 24.8 years, compared to 36.6 years in the United States and is home to one quarter of the world’s youth.

The following table shows India’s real GDP growth and gross domestic savings as a percentage of GDP over the past three years.

	2004	2005	2006
GDP (US$ Billion)	667.342	780.784	886.867
Annual Percent Change (%)	7.8	9.2	9.2
Source: World Economic Outlook

In addition, according to the Reserve Bank of India, foreign portfolio and direct investment inflows have risen significantly since economic liberalization reforms began in the early 1990s and have contributed to foreign currency reserves of $165 billion at as on December 2006.

India became the eighth largest market for mergers and acquisitions in the first quarter of 2007, moving up from the eleventh rank in calendar year 2006.

Indian Financial Services Industry

History and Development

Beginning with the economic liberalization in 1991, the Indian financial services industry has experienced significant growth.  The introduction of new financial instruments and products and relaxation of investment limits for foreign direct investment (FDI) and foreign institutional investment (FII) has helped broaden this industry over the past 15 years.  FDI inflow in fiscal year 2007 amounted to $15 billion and is expected to reach $25 billion in fiscal year 2008.  The entry of new players has prompted an increase in the availability and distribution of sophisticated financial services, particularly outside of the commercial banking sector, such as in the brokerage industry.

The distribution of financial products in India changed dramatically with the entry of private players into the market.  Newer and more innovative channels of distribution, such as the internet, are used more widely.  India’s market for financial product distribution services comprises the distribution arms of financial services companies, established distribution companies with a pan-Indian presence and smaller, less organized distributors on the local level.

As financial products become more complex, the role of financial advisor becomes critical.  In choosing their advisor, many customers prefer the “one stop shopping” concept instead of receiving advice from multiple specialists.

Additionally, India is moving towards full capital account convertibility, as detailed by the Tarapore Commission, which offers significant opportunities such as greater control of financial firms and equities and commodities exchanges by foreign players, allowing foreign investors to directly invest in India and allowing Indians to invest overseas.

Numerous non-Indian investors have made recent investments in the Indian financial services industry, such as General Atlantic Partners, Goldman Sachs, Citigroup Venture Capital, New Vernon Capital, Morgan Stanley, Fidelity, Merrill Lynch, NYSE, Deutsche Börse, BNP Paribas, Lehman Brothers and Carlyle.

Capital Markets

With over 20 million shareholders, India has the third largest capital market investor base in the world behind the USA and Japan.  Over 9,000 companies are listed on Indian stock exchanges.

India’s 23 recognized stock exchanges include the National Stock Exchange (NSE), which was established as a model exchange to provide nation-wide services to investors, the Bombay Stock Exchange (BSE) and the OTC Exchange of India (OTCEI), which was established primarily for small and new companies.  The trading system comprising these exchanges is connected using VSAT satellite communication technology.

During 2006, the NSE and the BSE were ranked 3rd  and 5th , respectively, among all exchanges in the world based on the number of transactions.  Trading volumes on Indian capital markets have grown from $544.1 billion in 2000-01 to $1,676.7 billion in 2005-06, with estimates for 2015 trading volume at $6,535.7 billion. (Sources: BSE, NSE, SEBI.)  Despite increases in trading volume, less than five percent of the financial savings of Indian households are invested in equity securities.

Internet stock trading in India is a new phenomenon and began as recently as January 2000.  Although the number of e-brokers is increasing, the industry is still in a nascent stage.  However, there has been steady growth in internet trading volumes.  This growth can be attributed to growing sophistication among retail investors, reduction in the cost of personal computers, higher tele-density, availability of reliable Internet connectivity and sophistication of Internet trading products.  The market share of online trading as a percentage of total trading is expected to rise further with growing retail investor participation, growing internet usage, faster telecom connectivity and increasing comfort levels with internet trading.  Currently, online trading in India is growing at a compound annual growth rate of 112% compared with 20% for non-online trading.

Reforms in Regulation and Supervision of Capital Markets

Over the past 15 years, the capital markets in India have witnessed substantial reforms in regulation and supervision, which led to improvements in the efficiency of trading and settlement.  These reforms included the following:

•	Introduction of market-determined prices and allocation of resources.

•
Establishment of the Securities and Exchange Board of India (SEBI), an independent regulator with wide-reaching statutory powers to regulate and control the capital markets, with a particular emphasis on protecting investors by requiring enhanced issuer disclosure  and on educating investors.

•	Emergence of fully automated screen-based trading at the BSE and the NSE, covering the wholesale debt market segment and the capital market segment.

•	Emergence of book-entry trading (share dematerialization); increasing the efficiency of the transaction cycle.

•	Introduction of significantly shorter and uniform rolling settlement cycles (currently T+2); reducing settlement risk and enhanced transparency.

•	Introduction of derivatives trading, including the trading of index futures and options, options and futures in selected stocks (currently 180 stocks) and futures in interest rate products.

•
Demutualization of stock exchanges, which is currently ongoing.  The NSE & BSE has already demutualized its structure, meaning that brokers with a seat on the exchange no longer own, control and operate the exchange.  Instead, ownership, management and trading are separated from one another.

•
Increasing integration of the Indian securities market with the markets in the rest of the world.  American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), for instance, can be freely converted into the underlying domestic  shares of Indian issuers.

Commodities Markets

India, a predominantly agrarian economy in which 26% of GDP is attributable to agriculture according to the Indian government’s Forward Markets Commission, until recently did not have sophisticated multi-commodity exchanges.  The existing exchanges were all single commodity exchanges based on the “open-outcry” system.  In 2003, the government took steps towards opening up forward trading in all commodities.  Full capital account convertibility is expected to be implemented by 2011 which would enable Foreign Institutional Investors (FIIs) and Financial Institutions (FIs) to trade in commodity futures in India.

The emergence of three national commodity exchanges (Multi Commodity Exchange (MCX), National Commodity and Derivatives Exchange (NCDEX) and National Multi-Commodity Exchange (NMCE)) as well as 21 regional exchanges has increased national awareness of commodities trading. MCX, for example, has allowed hundreds of millions of farmers in villages across India to tap into the organized futures and commodities markets.

As India is the world’s largest consumer of gold according to precious metals consultancy GFMS, gold exchange-traded funds (Gold ETFs) are gaining rapid popularity.  Gold and crude oil currently account for the major part of the total transactions on India’s commodities exchanges.  Other commodities traded include silver, copper, caster seed, gram (chana), soya oil, sugar and rubber, which are grouped into the four basic categories agricultural, metals, energy and chemicals.  Particularly agricultural commodities are expected to gain importance over the coming years.

The total value of commodities traded in India in 2005-06 was INR 21.34 trillion, representing a growth of 3,108% over the value of commodities in 2002-03 (INR 665.30 billion).  Commodity trading volumes have risen at a compound annual growth rate of over 200% between 2002-03 and 2005-06.

Portfolio/Asset Management

Boston Consulting Group projects managed assets in India to grow from $170 million in 2006 to $1.3 trillion by 2015.  According to the ML-Cap Gemini Asia Pacific Wealth Report 2006, the growth in wealth of high net-worth individuals in India, the target customers for portfolio management services, is at 19% per annum, which represents the second-fastest such growth rate in Asia.

Mutual Fund Sector

India’s mutual fund sector has likewise exhibited tremendous growth over the past few years, triggered primarily by the entry of private players in this field.  Among those have been a multitude of international players.  Indian mutual fund assets under management has grown from INR 1.53 trillion in September 2004 to INR 2.32 trillion in March 2006. Most of the funds that dominate the sector are open ended funds.  The government of India has stated its intention to invest a part of the pension funds of government employees in the capital markets by means of mutual funds.

Insurance Sector

With the opening up of the insurance market to private enterprise, various foreign and Indian private players have targeted the untapped market potential by providing tailor-made products.  The presence of a host of new players in the sector has resulted in a shift in approach among the providers of insurance products and the launch of innovative products and services.  Foreign insurance providers that have begun operating in the Indian market in the form of joint ventures with Indian companies include AIG, Allianz, Prudential, Standard Life, ING Group, Sun Life Financial, New York Life, Aviva, Tokyo Marine, Lombard General, Mac New York and AMP.  This competition has prompted the formerly state-owned companies to increase aggressively their product offerings, marketing and distribution.  For example, insurance companies have recently begun providing customized insurance policies and opening branches in secondary cities.  In addition, a variety of non-traditional intermediaries, such as banks, post offices, non-governmental organizations, brokers and internet-based companies have begun operating in the market.

Currently, there are four state-owned and nine private sector insurance companies operating in the general/non-life insurance business with a first year insurance premium income for underwritten policies of over INR 204 billion in 2006.  The market for life insurance products is currently supplied by 16 companies and first year life insurance premiums for underwritten policies amounted to INR 359 billion in 2006.

As fewer than 20% of India’s insurable population is currently insured, the market’s potential has been estimated to have a premium income of $80 billion, covering over 300 million insured.

Industry Outlook

Existing low penetration levels (with less than five percent of the financial savings of Indian households invested in equity), increasing affordability of credit, a young population and rising income levels have led to a growing demand for retail financial products.  The confidence of small investors has increased with growing levels of education and financial awareness and the tightening of regulatory controls.

Exposure to global practices has made the Indian customer more discerning and demanding.  With interest rates having reached its peak;  thus falling interest rates, bank deposits and other traditional investment opportunities are losing their attraction.  With household savings rates in India being among the highest in the world, a sizeable pool of funds is available to Indian investors, who are increasingly interested in alternative investments such as the equity markets and new financial products.  The Wall Street Journal (April 2007) expects stock trading volumes in India to increase about 50% a year for the next two to three years.

The retail presence in the stock markets has been growing steadily with the advent of dematerialization.  The current retail business has a 65% share of total exchange trading volume, with business from foreign investors at 15% and proprietary trading by brokers and their affiliates accounting for the remaining 20%.  Managed assets in India are projected to grow from $170 billion to $1 trillion by 2015.  The retail brokerage industry in India is experiencing a rise in alternative distribution channels, such as franchises, online trading and information kiosks at airports.  Additionally, products and services that have recently emerged in India include margin funding, loans against shares, loans for commodity trading, call and trade (trading via voice media) and third party products, such as insurance, mutual funds and foreign exchange.  Recent policy initiatives by the Indian government to address the systemic issues in the primary capital markets may increase the reliance on public offerings as a major source of funds for Indian corporations in addition to helping to broaden the investor base.

The opportunities awaiting providers of retail financial services are coupled with several challenges.  The industry requires highly effective distribution systems that are capable of offering flexibility and convenience to the customer, while maintaining cost-efficiency.  There has been a clear shift towards those entities that are able to offer products and services in the most innovative and cost efficient manner.  Financial services companies will have to create value for their shareholders as well as their customers, competing for the capital necessary to fund growth as well as for customer market share.  The financial services industry is undergoing a consolidation with the large number of small players turning into few large players.  As this consolidation progresses, it is expected that market share will be captured by those providers that can offer a comprehensive set of financial products and services.

Consolidation in the Indian Equity Trading Markets

As the Indian capital markets are evolving, they are undergoing rapid consolidation spurred primarily by a continuous increase in capital requirements, regulatory oversight, customer sophistication, availability of technology to provide high quality service to a large customer base and back-office requirements.  Currently, the top ten brokers in the retail brokerage industry control 20% of the market share in India.  The margin requirements for exposure and mark-to-market have increased as the regulators and major exchanges enhance their risk management processes and systems in order to be in line with global practices.  Moreover, the shorter settlement cycle has required stronger back office capabilities, thus necessitating heavy capital investments.

These evolutions have made it more difficult for smaller players, who are unable to raise the capital and create the infrastructure necessary to meet regulatory requirements and customer needs, to remain competitive.

	% Volume by Top Brokers
Year Ended March 31,	5	10	25	50	100
2003	10	16	29	42	59
2004	12	17	30	44	61
2005	14	20	35	49	65
2006	15	23	38	53	68
2007	15	24	43	57	71

Source: NSE Website

The market share of the top five brokers on the NSE has increased from less than 5.9% in 1997 to about 15% at December 31, 2006.  The market share of the top 10 players on the NSE during that time period has grown from 10% to 26%, while the share of the top 25 players on the NSE has increased from 19.7% to  44%.

BUSINESS OF THE SMC GROUP

Relationship between SMC and SAM

As a Millennium shareholder, you are being asked to consider and vote upon a proposal to adopt and approve two substantially identical share subscription agreements to acquire a 14.90% equity interest in each of SMC Global Securities Limited (SMC) and SAM Global Securities Limited (SAM), that collectively, and together with their respective subsidiaries and equity affiliates, comprise the SMC Group of Companies (the SMC Group).  In the year ended March 31, 2007, SMC had revenues of INR 651 million and assets of INR 1,952 million and SAM had revenues of INR 391 million and assets of INR 578 million.

SMC and SAM currently intend to request regulatory approval in India to a holding company structure that would permit both entities to be legally owned by a joint holding company.  If and when the holding company structure takes effect, Millennium’s 14.90% equity interest in each of SMC and SAM would become a 14.90% equity interest in the joint holding company.

Pending implementation of the holding company structure, and with certain exceptions that are further described below, SMC and SAM are already operating as an integrated business and marketing and branding of each entities’ products and services is conducted exclusively under the SMC Group name.  In addition, SMC, which is one of SAM’s promoters, effectively controls SAM by virtue of extended familial relationships.  Nonetheless, since no written agreement underlies their alliance, we cannot assure you that either SMC or SAM will not decide after we have acquired the proposed ownership interest in their organizations to abandon their joint operations and their plan to implement a joint holding company structure.

While SMC and SAM are currently operating as an integrated business, SAM is still generating revenues and incurring expenses separately in the following areas:

•
On the revenue side, SAM generates separate commission income from equity trading and brokerage activities by virtue of its membership on the Bombay Stock Exchange (BSE) and depository fee income through its participation in Central Depository Services Limited.  It also generates income from proprietary trading activities.

•
On the expense side, SAM incurs separate expenses directly relating to its generation of revenues (such as exchange clearing and brokerage fees) and expenses relating to employee compensation and benefits.

Because SAM generates separate revenues and incurs separate expenses in connection with those revenues, the financial statements of SMC and SAM and the corresponding Management’s Discussion of Analysis of Financial Condition and Results of Operations are reproduced separately in this proxy statement.  The following business description, however, is based on the operation of SMC and SAM as an integrated business under the umbrella of the SMC Group.

Overview

Based in New Delhi, SMC Group (SMC) is a full service financial services firm. Its products and  services include equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance and insurance brokerage.  The SMC Group also takes proprietary positions through trading and investing in equity products.  In addition, during the summer of 2007, SMC expects to be granted a license by the SEBI to provide portfolio management services.  SMC averages over 168,000 trades per day and handled over $100 billion in client transactions in fiscal year 2007.

SMC currently has approximately 1,100 employees and, in addition to its headquarters in New-Delhi, has regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad, Hyderabad, Siliguri and Jaipur. The company also has a rapidly expanding retail distribution network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities across  India.  This retail network is currently serving the financial needs of more than 250,000 investors throughout India.  Over the next three years SMC believes it can expand this network to 1,600 offices in 345 cities serving over 475,000 investors.  SMC is also expanding outside of India, and has recently established offices in Dubai, becoming a member of the Dubai Commodities and Gold Exchange (DCGX).  It plans on further expanding internationally to service the financial needs of overseas-based Indian nationals, starting with the Gulf Region (Qatar, Saudi Arabia, Bahrain and Oman) over the next two years, followed by Singapore, Hong Kong, and New York in 2008-2010.

Between 2004 and 2006, SMC’s and SAM’s revenues have increased from INR 229.81 million and INR 150.42 million, respectively, to INR 651.41 million and INR 391.46 million, respectively.  During that same time period, net income has risen from INR 44.48 million and INR 49.46 million to INR 253.17 million and INR 136.22 million.

SMC has been awarded the “best volume driver” award in 2004-05 and 2005-06 by the BSE, an award that recognizes the top five contributors to turnover at the exchange.

SMC’s Strengths

The key strengths of SMC include the following:

•
Pan-India retail footprint:  With regional offices in Mumbai (Bombay), Kolkata (Calcutta), Chennai, Cochin, Amhedabad and Hyderabad and a network of more than 6,000 independent financial advisors in 925 offices and more than 225 cities, SMC’s retail distribution system spans across India, covering urban, suburban and densely-populated rural areas of the country.

•
Diversified service offerings:  SMC offers a diversified range of financial services, including equities and commodities brokerage, online equities, commodities and derivatives trading, mutual fund and IPO distribution, depository and clearing services, merchant banking and corporate finance, and insurance brokerage.  In providing this range of services, SMC meets the demands of an ever-increasing part of the population that prefers to deal with only one financial advisor rather than having relationships with multiple specialists.  It also offers the Company significant cross-selling opportunities.

•
Advanced infrastructure:  SMC has linked its branches through extended C Band and VSat technology, which allows instantaneous and secure data transfer among SMC’s branches and between its network and the exchanges. SMC is relying on third parties for the maintenance of the network.

•
Highly experienced team of promoters and management:  The promoters of SMC, Messrs. Subhash Chand Aggarwal and Mahesh Chand Gupta, each have over 20 years of experience in the financial services industry. The management team consists of D.K. Aggarwal with 20 years of experience and Ajay Garg, Rakesh Gupta, and Anurag Bansal, each with 8 years of experience.

•
Healthy balance sheet:  Unlike most other financial services providers in India, SMC carries no material debt on its books. The absence of debt carries the opportunity for leverage and growth in the future.

SMC’s Strategy

SMC’s intends to become one of the top financial services providers in India.  The core elements of its strategy include the following:

•
Making each of its business units a viable entity by itself: SMC plans to make each of its business units, i.e., brokerage, arbitrage, distribution of financial products, merchant banking and distribution of insurance products, a viable entity by itself.

•
Expanding its business with major institutions, banks and corporations:  SMC is currently entering into client relationships with multi-billion dollar national banks, asset management companies and large corporations to provide brokerage and trading-related services to such institutions and hundreds of thousands of their customers and employees.

•
Actively pursuing acquisition opportunities:  In addition to organic growth, SMC is actively searching for acquisition targets to accelerate its growth and capturing of market share and has identified several specific opportunities.

•
Expanding existing product offerings, particularly online trading:  SMC is leveraging its online trading platform to capture a large share of the online trading market.  The growth potential in the online trading market is large, as only a small percentage of the population is currently trading online and as tens of millions of overseas-based Indian nationals already have the technology to take advantage of online trading.

•
Introducing new products and services:  SMC expects to receive its license from SEBI to provide portfolio management services in the near future.  It also plans to offer margin funding and leverage its pan-India retail distribution network to expand its fledgling insurance brokerage, as well as exploring other opportunities in the fast growing consumer finance area.

•
National brand-building:  SMC has recently begun to promote its brands at a national level, including on CNBC, print media, such as The Economic Times, and by conducting workshops for investor education.

•
International expansion:  SMC is expanding internationally.  It has recently opened its first overseas office in Dubai.  It plans on further expanding internationally to service the financial needs of overseas-based Indian nationals, starting with the Gulf Region (Qatar, Saudi Arabia, Bahrain and Oman) over the next two years, followed by Singapore, Hong  Kong, and New York in 2008-2010.

SMC’s History

SMC was jointly founded by Mr. Subhash Chand Aggarwal and Mr. Mahesh Chand Gupta in 1990.  Messrs. Aggarwal and Gupta, both Chartered Accountants, each have more than 20 years of experience in the financial services industry.  In its early years, SMC was primarily involved in equity brokerage and arbitrage.  SMC acquired a trading membership at the NSE in 1995, enabling it to reach closer to its customer and provide seamless services to the customer.  In 2000, it also became a member of the BSE and an ISO 9001:2000-certified depository participant with Central Depository Services (India) Ltd.  (CDSL) and acquired a trading and clearing membership at the Derivatives Market of the NSE.  It subsequently acquired memberships at the commodity exchanges NCDEX and MCX.  In 2006, SMC expanded beyond India’s borders and acquired a trading and clearing membership at the Dubai Gold and Commodities Exchange (DGCX).  It also established its insurance brokerage, IPO and mutual fund distribution and merchant banking divisions in that year.

The following table illustrates the growth in branches and franchises over the past two fiscal years by geographic region in India.

Location	Branch / Franchise count in FY 2005-06	Branch / Franchise count in FY 2006-07
Northern India	259	352
Western India	69	138
Southern India	27	73
Eastern India	166	216
Central Region	17	24

Services

SMC offers a variety of financial services to retail and institutional clients and is continuously expanding its service portfolio.  Following are descriptions of the categories of services offered by the company.

Equities and Commodities Brokerage

SMC offers equities and commodities brokerage services on five exchanges in India and Dubai.  It is a member of India’s two largest stock exchanges, the NSE and the BSE. SMC’s brokerage services are based on an advisory model using research provided by its team of research analysts and consists of personalized trade and execution services to active traders, retail investors and high net worth investors. SMC is also a member of the NCDEX and MCX and has acquired the brokerage and clearing membership at the DGCX. SMC provides commodities brokerage facilities through its membership at NCDEX and MCX. SMC trades for its clients in a wide variety of commodities, including agricultural products, bullion, industrial products, oil and oil seeds and energy products.  Brokerage clients have access to customized trading advice and reports on highly traded commodities. SMC provides a personalized service through dedicated relationship managers, which allows for fast and efficient execution of transactions and for regular follow-ups. SMC has expertise in handling physical delivery trades and is registered with VAT/Sales Tax Department on a pan-India basis.

SMC’s clients can walk into any of its branches or franchises and place orders with the dealers or can call a central telephone service line and place orders with the service representative.  Orders placed through branches pass through a pre-order interactive voice response system for verification of the person who is placing the order, availability and allocation of limits.

In order to execute a securities purchase or sale, SMC’s clients can directly log on to the SMC website without requiring any assistance from offline intermediaries and can trade in “real time.” Once the client has selected the parameters of his trade (like scrip name/code, price at which the security is to be bought/sold, quantity at which it is to be bought/sold) and the system has confirmed that sufficient funds are available, the order is sent to the exchange, who confirms the same to the trader.

Mutual Fund and IPO Distribution

SMC offers a variety of distribution and collection services for major fund houses and IPOs.  SMC is registered with the Association of Mutual Funds in India (AMFI) as an approved distributor of mutual funds and is also registered with various leading fund houses, including Fidelity and Franklin Templeton.  It offers its clients a variety of funds, including equity, debt and balanced funds.  SMC’s employees solicit orders from clients, receive payment from the client made out to the product provider and submit the orders and client payments to the product provider.  In return, SMC receives commissions from the product provider. SMC also offers IPO distribution services to its clients.  SMC’s branches and sub-brokers distribute the application forms, receive payment from the client and then deposit the same with the IPO’s merchant banker.  SMC was the sixth largest distributor of India-based IPOs in 2006, raising approximately INR 3,250.0 billion in fiscal year 2006-07.  SMC also raised approximately INR 8.50 billion for mutual funds in fiscal year 2006-07.

The table below presents SMC’s rankings in India’s retail and non-institutional IPO market for the stated periods, as per Prime Database Rankings.

Quarter	Ranking
April – June 2006	11
July – September 2006	14
October – December 2006	8
January – March 2007	5

Depository and Clearing Services

SMC is a participant in India’s Central Depository System. It offers depository services for both equities and commodities. As per available statistics from the BSE and the NSE, 99.9% of the trades conducted on those exchanges are settled in “demat,” form (i.e., accounts in which shares are kept in electronic form). A depository is an organization that holds securities of investors in electronic form at the request of the investors through a registered depository participant.  Clients of SMC’s brokerage business are able to use the depositary services to execute and settle their securities transactions.  SMC is also a clearing member of NSE’s futures and options segment, BSG’s futures and options segment and the DGCX.

Merchant Banking and Corporate Finance

SMC is a SEBI-registered merchant banker and operates its merchant banking activities from its head office in Mumbai. SMC’s investment banking business unit offers financial advisory services relating to mergers and acquisitions, divestitures, restructurings and spin-offs. It also offers capital raising and other investment banking services such as the management of public offerings, private placements (including qualified institutional placements), rights issues, share buybacks, open offers/delistings and syndication of debt and equity.

Insurance Brokerage

SMC offers insurance brokerage services to its clients. SMC is registered with the Insurance Regulatory and Development Authority (IRDA) as an approved insurance broker. It distributes products of various insurance companies and is currently focused on medical insurance, life insurance, tax-saving insurance policies, broker indemnity insurance and motor vehicle insurance.  SMC’s employees solicit orders from clients, receive payment from the client made out to the product provider and submit the orders and client payments to the product provider.  In return, SMC receives commissions from the product provider.

SMC plans to enter the field of brokers indemnity insurance with a focus on customized and packaged insurance policies for large corporations and institutions and to activate most of its existing distribution network for purposes of insurance marketing and support.

Research and Advisory Services

SMC also offers research and advisory services to its clients.  Its research facility provides investors with proactive and timely research-based advice on equity, commodities, IPOs and mutual funds.  SMC also publishes the weekly magazine “Wise Money,” which focuses on equities, derivatives, commodities, IPOs and mutual funds.

Online Equities, Commodities and Derivatives Trading

SMC provides a convenient and hassle-free internet trading platform in equity, commodities and derivatives through its portal www.moneywisebewise.com, which functions as the gateway where the customer’s bank and “demat” accounts (i.e., those accounts in which shares are kept in electronic form) interface with the trading account the client has with SMC.  SMC also provides ODIN™ application-based trading for large traders.  ODIN™ is a front end system for placing orders through the Internet.  Through its portal, SMC also offers its clients access to resources supporting them in their transaction decisions, such as live quotes, charts, research, advice and online assistance.

Growth Areas

SMC is planning to diversify its service portfolio to include portfolio management and margin funding.  It expects to be granted the requisite license for portfolio management services from SEBI in the summer of 2007.  SMC anticipates offering fully discretionary portfolio management services to provide individualized services for clients for a variety of asset classes to fit the investor’s specific investment parameters. SMC expects to operate on a multi-fund manager approach where the fund manager team is headed by a chief investment officer and each investment strategy is supported by a fund manager and one research analyst with its own operations, risk and customer support team.

SMC also anticipates offering financing to its customers, including stock brokerage customers. Such financing will allow customers to partially pay for a certain amount of stock up to a sanctioned limit and the balance would be then funded by SMC.  SMC regards this as complementary to its brokerage business, while also enhancing client retention and allowing SMC to grow its brokerage volume.

Customers

SMC currently serves more than 250,000 investors throughout India, primarily by means of its extensive network of independent financial advisors.  Over the next three years it believes it can expand this network to 1,600 offices in 345 cities serving over 475,000 investors.

Revenues by the SMC Group’s two largest customers in 2006-07 were 10.5% compared to 4.2% in 2005-06.

Technology

SMC recognizes the need to have a sophisticated technology network in place to meet its customer’s needs as well as to maintain a robust risk management system. To that end, SMC has set up a dedicated data center at its office and has invested in high-performance trading software. SMC technology infrastructure is aimed at ensuring that its trading and information systems are reliable and performance enhancing and that client data are protected.

The highlights of SMC technology infrastructure and systems include:

•
A well-balanced technology team comprising managerial personnel, engineering graduates, software engineers, application support managers, network and hardware managers managing its IT infrastructure across all business locations.

•	Managing a complex multi-product/multi-architecture system serving the needs of its retail, online broking, institutional and wealth management customers.

•	Balanced insourcing/outsourcing approach to IT combined with a quick response to business needs.

•	Scalable platforms for order management and risk management requiring minimal human intervention.

•	Sophisticated server and network infrastructure.

•	Redundancy (alternate connectivity) for the network.

•	Data back-up is taken on an incremental basis on tape drives and sent to a separate location.

Competition

SMC faces competition in all of its main business lines. SMC’s primary competitors differ in each respective business and include both domestic and foreign institutions such as Kotak, ICICI Securities, HDFC Securities, SSKI,  Sharekhan, Enam, IndiaInfoline, Indiabulls, IL&FS Investsmart, Edelweiss, Religare, Geojit,

Citigroup, HSBC, ABN Amro, Deutsche Bank, JM Financial, DSP Merrill Lynch, JP Morgan and Standard Chartered.

Risk Management

Risk management in SMC is carried out at the client-level, the scrip-level and the company-level:

•
Client-Level Risk Management: This is carried out by using online surveillance and monitoring tools developed by professional software companies in the industry and with the help of SMC’s  internal team. All the client’s open positions across exchanges and market segments are monitored through trading software for margin and MTM losses. Client risk is validated regardless of whether the client is a direct client of SMC or has been introduced by a business associate. Procedures are developed to service multiple clients’ requirements while ensuring control of overall risk. Trading parameters are set on a dynamic basis and are robust enough to incorporate changes required due to market conditions and  clients’ trading potential.

•
SMC uses internal ‘scrip-based margining’, which is based on various parameters including impact cost, liquidity, volatility and share price fundamentals. SMC maintains scrip level, group level and segment level margins and limits. The scrip list with new margin rates is revised using established parameters on a periodic basis. SMC strictly follows exchange defined derivative margining systems for its forward and options trading.

•
Company-Level Risk management: Technology is optimized internally to implement established risk policies, create and maintain support to end users and implement robust data and network backup plans so that SMC can reduce company-wide risk in its business.

Internal Controls

SMC’s internal controls have been designed to ensure that all assets are safeguarded and protected against loss from unauthorized use or disposition, that transactions are executed in accordance with management’s authorization, and all the transactions are properly recorded and accounting records are adequate for the preparation of financial statements and other financial information.

SMC’s internal controls are supplemented by an extensive program of internal audits, review by management and documented policies, guidelines and procedures. Its internal audit department conducts, monitors and keeps regular audit of various departments, transactions and activities to identify weaknesses and deficiencies so that corrective measures can be taken expeditiously and at the proper time.  The internal audit department works in accordance with the guidelines, directions and policies of SMC.

Further, all matters of significance are reported to SMC’s audit committee and its statutory auditors.

Properties

SMC operates its businesses, including its office in Dubai, out of leased properties. Its registered and corporate offices in New Delhi are owned by SMC.

Employees

SMC’s total number of employees grew from 502 in 2005-06 to 905 in 2006-07.

SMC believes that its ability to grow depends to a significant extent on its ability to attract and retain the best talent in the market place. The key elements of SMC’s human resource strategy include:

•	Objectively set performance-based fixed and variable reward and recognition mechanism.

•	Work culture designed and evolved around the principles of ownership and accountability.

•	Creating a second line support for all key positions through employee career planning processes.

•	Regular on and off site training programs for skill enhancement.

REGULATION AND SUPERVISION OF THE SMC GROUP

Overview

The SMC Group’s operations in India and Dubai are regulated by various authorities, including the Securities and Exchange Board of India (SEBI), the stock exchanges on which the SMC Group has a seat and self-regulatory organizations covering specific sectors of the financial services industry.  Changes in the supervisory and regulatory regimes of the jurisdictions and sectors in which the SMC Group operates will determine to some degree its ability to expand into new markets, the services and products that it will be able to offer in those markets and how the Group structures specific operations.

The principal regulatory structures that apply to the Group’s operations are discussed below. You should note that this discussion is based on the current provisions of the laws and regulations in India, and the judicial and administrative interpretations of those provisions, all of which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions.

Laws and Regulations of General Applicability to Financial Services Companies

Reserve Bank of India Act, 1934 (RBI Act)

The RBI Act authorizes the Reserve Bank of India to regulate the issue of bank notes and the keeping of reserves with a view to securing monetary stability in India and generally to operate the currency and credit system of India to its advantage.  The RBI Act has been amended from time to time and now provides that a Non Banking Financial Company (NBFC) must, prior to commencing operations, obtain a certificate of registration and have a minimum net capital of INR 2.50 million and a maximum of INR  20 million.

Under the RBI Act, every NBFC is obligated to transfer not less than 20% of its net profits every year to a special reserve fund before it can declare any dividend.  No appropriation can be made from the fund for any purpose without prior written approval of the Reserve Bank of India (RBI).

The Non Banking Financial Companies Prudential Norms (Reserve Bank) Directions, 1998 (Prudential Norms) require NBFCs to have a well defined investment policy, comply with the  Accounting Standards and Guidance Notes issued by the Institute of Chartered Accountants of India in so far as they are not inconsistent with the guidelines of RBI.  The Prudential Norms would not be applicable to an NBFC, being an investment company, to which the following applies:

•	it holds investments in the securities of its group/holding/subsidiary companies,

•	the book value of such holding is not less than ninety (90) percent of its total assets,

•	it is not trading in such securities, and

•	it is not accepting/holding public deposits.

Foreign Exchange Management Act

Foreign investment in Indian securities is regulated by the Foreign Exchange Management Act, 1999, as amended (FEMA).  Under Section 6(3) (b) of FEMA, the Reserve Bank of India (RBI) has the authority to prohibit, restrict or regulate the transfer or issue of any Indian security by a person outside India. The RBI has prescribed the Foreign Exchange Management (Transfer or Issue of Security by a Person Resident Outside India) Regulations, 2000, pursuant to which the residents of India cannot undertake any transaction with persons outside India, sell, buy, lend or borrow foreign currency, issue or transfer securities to non-residents or acquire or dispose of any foreign security without the permission (general or special) of the RBI. In terms of regulations made under FEMA and circulars issued from time to time, the RBI has accorded general permission for a range of transactions, with and without monetary limits and other conditions and restrictions.

While the Government of India’s industrial policy and the RBI regulations prescribe the limits and the conditions subject to which foreign investment can be made in different sectors of the Indian economy, FEMA regulates the precise manner in which such investment may be made.  Under the industrial policy and the RBI regulations, unless specifically restricted, foreign investment is freely permitted in almost all sectors of the Indian economy up to any extent and without any prior approvals, but the foreign investor is required to follow certain prescribed procedures for making such investment. The government bodies responsible for granting foreign investment approvals are the Foreign Investment Promotion Board of the Government of India (FIPB) and the RBI.

Under the sector-specific guidelines of the FIPB and RBI regulations, the following caps for FDI in NBFCs currently apply:

•
Foreign direct investments/investments by non-resident Indians in NBFC activities including merchant banking, underwriting, portfolio management, investment advisory, financial consulting, stock brokerage, asset management, venture capital and others must comply with the following requirements:

•	Minimum capitalization norms for fund-based NBFCs:

•	$500,000 for foreign direct investments of up to 51%.

•	$5 million for foreign direct investments of more than 51% and less than or equal to 75%.

•	$7.5 million for foreign direct investments of more than 75%.

•	Minimum capitalization norms for non-fund based activities: Minimum capitalization norm of $0.5 million is applicable in respect of all permitted non-fund based NBFCs with foreign investment.

•	Foreign investors can establish 100% operating subsidiaries without the condition to disinvest a minimum of 25% of its equity to Indian entities, subject to bringing in $50 million.

•
Joint venture-operating NBFC’s that have 75% or less in foreign investment are also permitted to establish subsidiaries for the purpose of undertaking other NBFC activities, subject to the subsidiaries also complying with the applicable minimum capital inflow.

•
Foreign direct investments in the NBFC sector is automatic without FIPB approval subject to compliance with guidelines as provided in Press Note 4 of 2006 issued by the RBI’s Ministry of Commerce & Industries in this regard.

Government approval is required for investment in certain sectors, such as petroleum (other than refining), defense and strategic industries and for investment in certain other circumstances.  Also, the following investments would require the prior permission of the FIPB:

•	investments in excess of specified sector caps;

•
investments by any person who has or had an existing or previous venture in India, or a technology transfer/trade mark agreement in the same or allied field as that of the Indian company in which the foreign direct investments is proposed (except in the IT sector);

•	investment exceeding 24% of shares of entities manufacturing items reserved for small scale industries;

•	investment in industries for which industrial licensing is compulsory; and

•	all proposals relating to the acquisition of shares of an Indian company which involve a transfer of shares from a resident Indian to a foreign investor (including a non resident Indian).

The government of India has indicated that in all cases where foreign direct investment is allowed on an automatic basis without FIPB approval, the RBI would continue to be the primary agency for the purposes of monitoring and regulating foreign investment.  In cases where FIPB approval is obtained, no approval of the RBI is required except, in the case of share issuances by Indian companies, with respect to fixing the issuance price.  Every Indian company issuing shares or convertible debentures in accordance with the RBI regulations is required to submit a report to the RBI within 30 days of receipt of the consideration and another report within 30 days from the date of issue of the shares to the non-resident purchaser.

A person resident outside India who is not a Non-Resident Indian may transfer by way of sale the shares held by him to any other person resident outside India without the prior approval of the RBI.  Further, a person resident outside India may transfer any security held by him to a person resident in India subject to the prior approval of the RBI, unless such a transfer is by way of gift.

The Securities and Exchange Board of India Act, 1992

The Securities and Exchange Board of India Act, 1992 (SEBI Act) established the Securities and Exchange Board of India (SEBI), whose function is to protect the interests of investors and promote the development of and regulate the securities markets.  In particular, the SEBI is empowered to:

•	regulate transactions on stock exchanges and any other securities markets;

•	register and regulate the activities of stock brokers, sub-brokers, merchant bankers, underwriters, portfolio managers, investment advisers and other intermediaries;

•	register and regulate the activities of depositories and participants;

•	prohibit fraudulent and unfair trade practices relating to the securities markets;

•	prohibit insider trading in securities;

•	regulate substantial acquisition of shares and takeover of companies;

•	prohibit fraudulent and unfair trade practices relating to securities markets;

•
requesting information from and undertaking inspections and conducting inquires and audits of the stock exchanges, mutual funds, other persons associated with the securities market, intermediaries and self-regulatory organizations in the securities market.

SEBI has investigative powers when it has reasonable grounds to believe that:

•	the transactions in securities are being dealt with in a manner detrimental to the investors or the securities market; or

•	any intermediary or any person associated with the securities market has violated any of he provisions of the SEBI Act or the rules or the regulations made or directions issued by the SEBI thereunder.

Under Regulation 11A(1)(a) of the Securities and Exchange Board of India Act, 1992 SEBI has the power to make rules and regulations under Section 29 and Section 30 of the Act, respectively, and issue directions under regulation 11B of the Act, all for the protection of investors.

Under Chapter VI of the SEBI Act, powers of adjudication and levying of penalties have been vested with SEBI.  Various penalties can be levied for the failure to furnish information or returns, the failure to redress investors’ grievances, the commission of defaults, insider trading and unfair trade practices.  Securities Appellate Tribunals have been established to hear appeals from SEBI orders.  The powers of these tribunals are broad in scope.

The SEBI (Prohibition of Insider Trading) Regulations, 1992

The SEBI (Prohibition of Insider Trading) Regulations, 1992 (Insider Trading Regulations) provide that a corporate insider cannot deal in securities of a company listed on any stock exchange when in possession of any unpublished price sensitive information relating to those securities, or communicate, counsel or procure directly or indirectly any unpublished price sensitive information to any person.  A person who nonetheless receives such unpublished price sensitive information is prohibited from dealing in securities.  Further, a company cannot deal in the securities of another company or associate of that other company while in possession of any unpublished price sensitive information relating to those securities.  The term “insider” is interpreted fairly broadly under Indian law.

The Insider Trading Regulations further provide that all listed companies and organizations associated with the securities market, including intermediaries, asset management companies and trustees of mutual funds) should develop a code of internal procedures and conduct based on the “Model Code of Conduct” specified under the Insider Trading Regulations.

Further, the regulations mandate disclosure of the number of shares or voting rights held by any person who holds in excess of 5% of the shares or voting rights of a listed company.  Any change in this shareholding must be communicated to the SEBI. The disclosure is required only when the person holds in excess of 5% of the shares or voting rights of a listed company.

Regulation of Brokerage Activities

The SMC Group’s equities brokerage activities are regulated by the SEBI (Stock-Brokers and Sub-Brokers) Rules, 1992 and the SEBI (Stock-Brokers and Sub-Brokers) Regulations, 1992, the Securities Contracts (Regulation) Act, 1956 (“SCRA”), the Securities Contracts (Regulations) Rules, 1957 (“SCRR”) and the by-laws of the stock exchanges of which it has membership (“by-laws”). The SEBI Regulations govern the registration and functioning of stockbrokers, sub-brokers and the trading members of the stock exchanges. The regulations prescribe the criteria, standards and the procedure for registration of stock-brokers, sub-brokers and persons seeking to be trading members of stock exchanges. The intermediaries are required to abide by a code of conduct prescribed by these regulations. The penalties for failure to comply with the regulations are also laid down. SEBI has the authority to inspect the books of accounts of the intermediaries and take such appropriate action as it deems fit after giving an opportunity for hearing. The SCRA empowers the Government of India and SEBI to make and amend rules, pursuant to which the SCRR have been made. The SCRA also empowers stock exchanges recognized by SEBI to frame bye-laws to regulate the conduct of their members. The SCRR, inter alia, regulates the conditions of eligibility for a stock broker to be admitted to membership of a stock exchange.

A sub-broker is defined as any person not being a member of a stock exchange who acts on behalf of a stock broker as its agent or otherwise for assisting the investors in buying, selling or dealing in securities through such stock brokers.

SEBI also regulates margin trading and derivatives trading through various circulars that it has issued from time to time.

Regulation of Merchant Banking Activities

The SMC Group’s merchant banking activities are regulated by the (Merchant Bankers) Rules, 1992 and the SEBI (Merchant Bankers) Regulations, 1992.  The SMC Group (through its group company) is registered as a “Category I Merchant Banker” with SEBI.  In order to operate as a merchant banker, a person has to be registered in Category I prescribed under the regulations.

The regulations also contain restrictions on the appointment and responsibilities of lead managers.  Upon registration, a merchant banker is required to abide by a code of conduct prescribed by these regulations.  The penalties for failure to comply with the regulations are specified in the regulations.  SEBI has the authority to inspect the merchant bankers’ books of accounts and take action at its discretion after providing an opportunity for a hearing.

Regulation of Underwriting Activities

The SMC Group’s underwriting activities are regulated by the SEBI (Underwriters) Rules, 1993 and the SEBI (Underwriters) Regulations, 1993 (Underwriter Regulations).  The Group is registered as an Underwriter with SEBI.  The Underwriter Regulations prescribe the criteria, standards and procedure for registration as an underwriter, set forth a capital adequacy requirement and list the duties and responsibilities of underwriters.  Among those are the requirements to enter into an agreement with the client providing details including the duration,  amount underwritten, commission and other variables.  Upon registration, underwriters are required to follow a code of conduct.  The Underwriter Regulations specify the penalties for failure to comply with the regulations.  The SEBI has the authority to inspect the underwriters’ books of accounts and take action at its discretion after giving an opportunity for a hearing.

Regulation of Portfolio Management Activities

The SMC Group’s portfolio management activities are regulated by the SEBI (Portfolio Managers) Rules, 1992 and SEBI (Portfolio Managers) Regulations, 1993 (Portfolio Manager Regulations).  The SMC Group is currently awaiting approval of its application for a Portfolio Manager license from SEBI.  The Portfolio Manager Regulations prescribe the criteria, standards and procedure for registration as a portfolio manager, including what qualifications and experience its personnel must have, and set forth a capital adequacy requirement of INR 5 million (approximately $124,000).  The regulations also prescribe the duties and responsibilities of portfolio managers, along with a code of conduct and the measures to be adopted during dealings with clients.  Penalties for failure to comply with the regulations are contained in the regulations.  The SEBI has the authority to inspect the books of accounts of portfolio managers and take action at its discretion after giving an opportunity for a hearing.

Regulation of Insurance Activities

The Insurance Act, 1938 (Insurance Act) prohibits anyone from paying or contracting to pay any remuneration or reward soliciting or procuring insurance business in India to any person except an insurance agent as licensed under the Insurance Act.  The Insurance Regulatory & Development Authority (IRDA), which was established under The Insurance Regulatory and Development Authority Act, 1991 (IRDA Act), is authorized to issue insurance agency licenses to entities employing insurance executives who possess the necessary qualifications and meet the criteria (including having undergone necessary training) as prescribed Indian insurance laws and regulations.  The SMC Group possesses an IRDA license for insurance brokerage activities.

Regulation of Depositary Activities

The Depositories Act, 1996 provides for the regulation of depositories in securities.  Every person subscribing to securities offered by an issuer has the option either to receive the physical security certificates or hold securities with a depository in “book entry” form.  After obtaining the requisite certificate from SEBI, a depository can enter into an agreement with one or more participants as its agent.  Any person, through a participant, may enter into an agreement with any depository for availing themselves of the depository’s services.

The depository is deemed to be the registered owner for the purposes of effecting transfer of ownership of security on behalf of a beneficial owner.  The depository does not have any voting rights or any other rights in respect of securities held by it.  The beneficial owner of the securities is entitled to all the rights and benefits and is subjected to all the liabilities in respect of his securities held by a depository.

The Securities and Exchange Board of India (Depositories and Participants) Regulations, 1996 contain the eligibility criteria, procedure for obtaining the certificate of registration to operate as a depository participant, and the rights and obligations of the depository participants.  Upon registration, the depository participant is required to adhere to a code of conduct prescribed under these regulations.

Stock Exchange Rules, Regulations and By-laws

The SMC Group is also regulated by the rules, regulations and bylaws of the stock exchanges on which it is registered as a trading member, i.e., the National Stock Exchange (NSE), the Bombay Stock Exchange (BSE), the Multi-Commodity Exchange (MCX), the National Commodity and Derivative Exchange (NCDEX) and the Dubai Gold and Commodities Exchange (DGCX).

The by-laws of Indian stock exchanges ordinarily provide for:

•	the opening and closing of markets and the regulation of the hours of trade;

•	the fixing, altering or postponing of days for settlements;

•	the determination and declaration of market rates, including the opening, closing, highest and lowest prices for securities;

•	the terms and conditions of contracts, including the prescription of margin requirements, if any, and conditions relating thereto, and the forms of contracts in writing; and

•	the regulation of the entering into, making, performance, recession and termination of contracts, including contracts between members or between a member and his constituent.

The SMC Group is a member of the NSE and is required to adhere to the rules and regulations framed by the NSE.  The NSE bylaws’ provisions include those relating to

•	norms, procedures, terms and conditions to be complied with for inclusion of securities in the official list of NSE securities;

•	norms and procedures for admission of trading members;

•	forms and conditions of contracts to be entered into, and the time, mode and manner for performance of contracts between trading members or between trading members and their constituents;

•
determination of fees, system usage charges, deposits, margins and other monies payable to the NSE by trading members, participants and by issuers whose securities are admitted/to be admitted to dealings on the NSE and the scale of brokerage chargeable by trading members;

•
settlement of disputes, complaints, claims arising between trading members as well as between trading members and persons who are not trading members relating to any transaction in securities made on the NSE including settlement by arbitration; and

•	norms and procedures for settlement and clearing of deals.

The SMC Group is also a member of the BSE and is required to adhere to the rules and regulations framed by the BSE.  The rules, by-laws and regulations of the BSE include  provisions relating to

•	listing conditions and requirements;

•	procedures for admission of trading members;

•	applications in respect of new issues or offer for sale;

•	terms and conditions of contracts to be entered into, performance of contracts between trading members or between trading members and their constituents;

•	determination of fees, margin deposits and other monies payable to the BSE by trading members; and

•
settlement of disputes arising between trading members as well as between trading members and persons who are not trading members relating to any transaction in securities made on the BSE including settlement by arbitration.

The criteria for determination of whether an entity can be registered under any of the above regulations are governed by the SEBI (Criteria for Fit and Proper Person) Regulations, 2004.  The SMC Group is also required as an intermediary to be registered under the SEBI (Central Database of Market Participants) Regulations, 2003.

Securities Contract (Regulation) Act, 1956

The Securities Contract (Regulation) Act, 1956 (SCRA) and the rules framed thereunder define the securities that can be traded in India and also lay down the terms and conditions for trading in such securities. The SCRA and the related rules also provide for recognition and regulation of stock exchanges in India, including the BSE of which SMC is a member.

The Companies Act, 1956

The Companies Act deals with issue, allotment and transfer of securities and various aspects relating to company management. It provides for standard of disclosure in public issues of capital, particularly in the fields of company management and projects, information about other listed companies under the same management, and management perception of risk factors. It also regulates underwriting, the use of premium and discounts on issues, rights and bonus issues, payment of interest and dividends, supply of annual report and other information.

SELECTED HISTORICAL FINANCIAL INFORMATION OF THE SMC GROUP

The following financial information is provided to assist you in your analysis of the financial aspects of the proposed acquisition transactions. SMC’s historical information is derived from its audited financial statements as at March 31, 2007 and 2006 and for the years ended March 31, 2007, 2006 and 2005.  SAM’s historical information is derived from its audited financial statements as at March 31, 2007 and 2006 and for the years ended March 31, 2007, 2006 and 2005.

The information is only a summary and should be read in conjunction with each of SMC’s and SAM’s historical financial statements and related notes and SMC’s and SAM’s respective Management’s Discussion and Analysis of Financial Condition and Results of Operations contained elsewhere herein. The historical results included below and elsewhere herein are not indicative of the future performance of SMC or SAM..SMC Global Securities Limited.

SMC Global Securities Ltd. Selected Statements of Income Data For the year ended March 31, (INR in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)(1)
Revenues:
Commission income	132,085	222,593	355,176	8,241
Proprietary trading, net	66,723	191,238	212,636	4,934
Distribution income, net	166	6,819	21,627	502
Interest and dividends	20,084	23,652	54,524	1,265
Other income	10,756	6,542	7,451	173
Total revenues	229,814	450,844	651,414	15,115
Expenses:
Exchange, clearing and brokerage fees	83,737	95,228	142,885	3,315
Employee compensation and benefits	12,827	25,360	67,640	1,569
Information and communication	11,418	21,564	37,455	869
Advertisement expenses	4,666	23,889	25,210	585
Depreciation and amortization	6,915	11,639	20,647	479
Interest expense	19,415	19,566	40,153	932
General and administrative expenses	14,976	39,237	54,374	1,262
Total expenses	153,954	236,483	388,364	9,011
Earnings before income taxes	75,860	214,361	263,050	6,104
Income taxes	31,893	71,999	87,070	2,020
Earnings after income taxes	43,967	142,362	175,980	4,084
Share in profits of equity investee	512	8,809	73,233	1,699
Earnings before extraordinary gain	44,479	151,171	249,213	5,783
Share in extraordinary gain of equity investee	-	-	3,956	92
Net income	44,479	151,171	253,169	5,875

Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.66	32.61	33.21	0.77
Basic and diluted: Extraordinary gain	-	-	0.53	0.01
Basic and diluted: Net income	9.66	32.61	33.73	0.78
Weighted average number of shares used to compute basic and diluted earnings per share	4,605,100	4,636,881	7,505,100	7,505,100
________________________ (1) Based on the noon buying rate of the Federal Reserve Bank of New York of $1.00=INR 43.10 on March 30, 2007.

SMC Global Securities Ltd. Selected Balance Sheet Data As of March 31, (INR in thousands, except per share data)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)(1)
Cash and cash equivalents	7,572	18,847	437
Net working capital	514,099	1,086,163	25,201
Total assets	1,138,598	1,952,200	45,295
Total stockholders’ equity	334,249	587,418	13,629

SAM Global Securities Ltd. Selected Statements of Income Data For the year ended March 31, (INR in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)(1)
Revenues:
Commission income	83,538	199,162	210,190	4,877
Proprietary trading, net	65,384	70,991	172,954	4,013
Distribution income, net	-	309	89	2
Interest and dividends	1,480	3,989	8,230	191
Other income	15	-	-	-
Total revenues	150,417	274,451	391,463	9,083
Expenses:
Exchange, clearing and brokerage fees	40,380	128,558	105,576	2,450
Employee compensation and benefits	8,845	17,394	34,512	801
Information and communication	8,640	18,061	25,005	580
Advertisement expenses	1,083	13,929	15,129	351
Depreciation and amortization	1,493	4,804	7,065	164
Interest expense	2,385	2,142	3,058	71
General and administrative expenses	9,407	12,330	15,383	357
Total expenses	72,233	197,218	205,728	4,774
Earnings before income taxes	78,184	77,233	185,735	4,309
Income taxes	28,721	24,289	56,109	1,302
Earnings after taxes and before extraordinary gain	49,463	52,944	129,626	3,007
Extraordinary gain	-	-	6,592	153
Net income	49,463	52,944	136,218	3,160
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	4.95	5.29	12.96	0.30
Basic and diluted: Extraordinary gain	-	-	0.66	0.02
Basic and diluted: Net income	4.95	5.29	13.62	0.32
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057	10,000,057

SAM Global Securities Ltd. Selected Balance Sheet Data As of March 31, (INR in thousands, except per share data)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)(1)
Cash and cash equivalents	9,739	18,074	419
Net working capital	211,139	345,894	8,025
Total assets	315,620	577,968	13,410
Total stockholders’ equity	171,903	308,122	7,149
________________________
(1) Based on the noon buying rate of the Federal Reserve Bank of New York of $1.00=INR 43.10 on March 30, 2007.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE SMC GROUP

This discussion and analysis of the financial condition and results of operations of SMC and SAM is based on, and should be read in conjunction with, their audited financial statements as of and for the period ending March 31, 2007, 2006 and 2005 and the accompanying notes and other financial information included elsewhere in this proxy statement.  The audited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

This discussion and analysis of the financial condition and results of operations of SMC and SAM contains forward-looking statements. Statements that are not statements of historical fact, including expressions of beliefs and expectations, are forward-looking in nature and are based on current plans, estimates and projections. Forward-looking statements are applicable only as of the date they are made, and neither we nor the SMC Group undertakes an obligation to update any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. We caution you that a number of important factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statement. These factors include those identified under the headings “Risk Factors” and “Special Note Regarding Forward-Looking Statements.”

Industry Overview 2006-2007

The Indian economy in general and its stock markets in particular experienced significant growth during the fiscal year ended March 31, 2007.  GDP growth reached 9.2%, compared to 8.4% in the previous 12-month period.  The factors contributing to this growth included favorable demographic dynamics, the savings rate and habits of the Indian middle class, changing investment patterns, increasing consumerism, healthy business confidence, inflows of foreign investment and improvements in the Indian banking system.

The benchmark indices of the Indian capital markets breached historic highs on several occasions during the 2006-07 fiscal year. The BSE Sensex and S&P CNX Nifty rose by 15.9% and 12.3%, respectively, during the fiscal year and market capitalization on the BSE and NSE rose by 17.3% and 19.7%, respectively.  According to the BSE website, the Sensex is calculated on a free float market capitalization-weighted methodology and measures the performance of 30 component stocks representing a sample of large, well-established and financially sound companies.  The NSE website describes the S&P CNX Nifty as a well diversified index of 50 stocks accounting for 22 sectors of the economy.

Total net investment by foreign institutional investors into equity and debt amounted to INR 25,237 million and INR 5,607 million, respectively, for the year ended March 31, 2007, and cumulative investment by foreign institutional investors in the Indian market reached INR 2 trillion.

Public offerings of equity and rights offerings during the year ended March 31, 2007 amounted to INR 335,080 million, compared to INR 273,820 million during the previous 12-month period.  IPOs have the largest presence among public offerings of equity.  Of 85 public offerings in India, 77 were IPOs.  Gross proceeds from IPOs  rose by 160.64%, or INR 285,040 million, from INR 109,360 million in the fiscal year 2005-06.

Total turnover in the derivatives segment of the NSE in the 2006-07 fiscal year rose by 52.5% to INR 73,562,710 million from INR 48,242,500 million in 2005-06.  Single stock futures contributed 43.5% of total turnover in the 2006-07 fiscal year, followed by index futures (27.3%), calls on index option (5.4%) and puts on index option (5.3%).

In the futures and options segments of the Indian exchanges, the number of contracts and turnover has substantially increased during the 2006-07 fiscal year.  The National Stock Exchange was ranked second in the world in terms of the number of transactions conducted, behind only the New York Stock Exchange (NYSE), and third largest in the world with respect to exchange turnover, just behind the NYSE and NASDAQ.

Financial Condition and Results of Operations of SMC

Overview

SMC Global Securities Ltd., along with its consolidated subsidiaries and equity affiliates (SMC), is one of the leading Indian stock and commodity brokerage firms and provides a wide range of services such as equities and commodities brokerage, online equities, commodities and derivatives trading, equity research, mutual fund and IPO distribution, merchant banking and corporate finance and insurance brokerage.  SMC also takes proprietary positions through trading and investing in equity products.  Its diversified client base includes corporations, ﬁnancial institutions, high-net-worth individuals and other individuals.

SMC’s activities are divided into four divisions:

•
Equities Trading and Brokerage — SMC facilitates client transactions for a diverse group of corporations, ﬁnancial institutions and individuals and also takes proprietary positions through trading and investing in equity products and derivatives on these products. In addition, it clears client and trading member transactions on major stock, options and futures exchanges in India.

•
Commodities Trading and Brokerage  —  SMC facilitates, subsidiary SMC Comtrade Limited, client transactions for a diverse group of corporations, ﬁnancial institutions, investment funds and individuals and also takes proprietary positions through trading in commodity products and derivatives on these products.

•
Insurance Brokerage—  Through its subsidiary SMC Insurance Brokers Private Limited, SMC is engaged in the distribution of insurance products of all Indian life and non-life insurance companies through its nationwide distribution network.

•	Distribution Business — SMC is engaged in distribution of securities in initial public offerings (IPOs), secondary offerings and mutual funds through its nationwide distribution network.

Recent Developments

SMC’s business associate Comtrade Limited became a wholly-owned subsidiary of SMC effective April 26, 2007.  As a result, SMC also has an indirect ownership of Comtrade’s two subsidiaries, SMC Comex International DMCC, located at Dubai, United Arab Emirates (a member of DGCX) and SMC Insurance Brokers Private Limited, which is a direct broker of both life and non-life insurance products.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires SMC management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  SMC has based its estimates and judgments on historical experience and other assumptions that it finds reasonable under the circumstances.  Actual results may differ from such estimates under different conditions and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.  The following accounting policies require significant estimates and judgments.

Derivatives Held for Trading

Derivatives held for trading consist of exchange-traded futures and options at market values, as follows:

As of March 31,	2006	2007	2007
(Amount in thousands)			US $
Exchange traded derivatives held for trading	3,749	7,965	185
Total	3,749	7,965	185

  Fair Value of Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, SMC evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Investments consist of:

As of March 31, (Amount in thousands)	2006	2007	2007 US $
Investments accounted for by equity method	29,229	106,418	2,469
Investments carried at cost	1,959	1,959	46
Total	31,188	108,377	2,515

  Investments Accounted for by Equity Method

As part of its corporate strategy and in the normal course of its business, SMC makes investments in the equity of companies which are engaged in businesses similar to its core business.

Until March 31, 2007, SMC held 40,000 shares, representing a 40.0% interest, in SMC Comtrade Limited. (SMC Comtrade). SMC accounted for its share of equity in earnings (losses) of SMC Comtrade under the equity method of accounting.

SMC’s equity in the gain of SMC Comtrade for the years ended March 31, 2005, 2006 and 2007 was INR 512,000, INR 8.81 million and INR 73.23 million, respectively. The carrying amount of equity investments as of March 31, 2006 and 2007 was INR 29.23 million and INR 106.42 million, respectively.  SMC’s equity in the extraordinary gain of SMC Comtrade as of March 31, 2007 was INR 3.96 million.

Summarized balance sheet information for SMC Comtrade is as follows:

As of March 31, (Amount in thousands)	2006	2007	2007 US $
Total Assets	695,403	757,248	17,570
Total Liabilities and Shareholder’s equity	695,403	757,248	17,570

Major items of SMC Comtrade’s assets and liabilities are as follows:

As of March 31, (Amount in thousands)	2006	2007	2007 US $
Assets
Receivables	324,930	112,031	2,599
Securities owned and investments	129,115	256,152	5,943
Deposits with clearing organizations and others	229,976	142,548	3,307
Liabilities
Payables	395,300	322,889	7,492
Debts	130,802	108,720	2,523
Shareholders’ equity	73,072	265,804	6,167

Summarized statement of income information for SMC Comtrade is as follows:

Year ended March 31, (Amount in thousands)	2005	2006	2007	2007 US $
Revenue	18,406	81,169	327,606	7,601
Expenses	16,274	47,783	88,953	2,064
Net Income	1,281	22,024	192,273	4,461

Major items of SMC’s revenues and expenses are as follows:

Year ended March 31, (Amount in thousands)	2005	2006	2007	2007 US $
Revenue
Commission income and proprietary trading	15,940	72,659	239,068	5,547
Expenses
Exchange, clearing and brokerage fees	11,715	35,279	55,426	1,286

As of March 31, 2006 and 2007, guarantees of INR 220.00 million and INR 246.50 million were provided by various banks to exchange clearing houses for SMC Comtrade, in the ordinary course of business, as a security for due performance and fulfillment by SMC Comtrade of its commitments and obligations. As of March 31, 2006 and 2007, guarantees of INR 220.00 million and INR 295.00 million were provided by various banks to Indian sales tax authorities for SMC Comtrade, in the ordinary course of business.

Investments Accounted for at Cost

SMC holds 970,000 shares, representing a 9.7% interest, in SAM Global Securities Limited (SAM). The carrying value of the investment at original acquisition cost is INR 1.96 million.  SMC accounts for its investment in SAM at cost.  The market value of the said investment is not readily determinable. Based on a review of the financial statements of SAM, SMC has determined that there is no impairment in the carrying value of the investment.

Results of Operations

The following table sets forth an overview of SMC’s results of operations for the time periods stated.

For the year ended March 31, (Amount in INR thousands, except per share data)	2005	2006	2007	2007 Convenience translation into U.S.$ (in thousands, except per share data) (unaudited)[1]
Net Revenues	229,814	450,844	651,414	15,115
Pre Tax Earnings	75,860	214,361	263,050	6,104
Income taxes	31,893	71,999	87,070	2,020
Earnings after income taxes	43,967	142,362	175,980	4,084
Share in profits of equity investee	512	8,809	73,233	1,699
Earnings before extraordinary gain	44,479	151,171	249,213	5,783
Share in extraordinary gain of equity investee	-	-	3,956	92
Net income applicable to Comman Share Holder	44,479	151,171	253,169	5,875
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.66	32.61	33.21	0.77
Basic and diluted: Extraordinary gain	-	-	0.53	0.01
Basic and diluted: Net income	9.66	32.61	33.73	0.78

(1) Converted at an exchange rate of U.S.$1.00 =INR 43.10 on March 30, 2007.

  Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

Revenues

Total revenues were INR 651.4 million in the fiscal year ended March 31, 2007, an increase of 44% over the corresponding 12-month period in 2006.  In 2006-07, SMC derived 55% of its revenues from commission income, 33% from proprietary trading and 8% from interest and dividends.

Commission revenue increased by INR 132.58 million, an increase of 60% over the 2005-06 period.  The increase was mostly due to the addition of new customers and an increase in the volume of business from existing customers.

Proprietary trading revenue increased by INR 21.40 million, an increase of 11% over 2005-06.  The increase was driven by higher turnover in proprietary trading by investment of additional funds.

In 2007 interest and dividend income increased by INR 30.872 million, an increase of 131% over 2006-07.  The increase was mainly due to an increase in interest income on deposits retained in banks to meet SMC’s increasing working capital requirements.

Expenses

SMC’s expenses principally consist of exchange clearing and brokerage fees, employee compensation and benefits, information and communication expenses, advertisement expenses, depreciation and amortization, interest expense and general and administrative expense.  In the year ended March 31, 2007, total expenses increased by INR 151.88 million, or 64%, over the 2005-06 period.

Exchange, clearing and brokerage fees increased by INR 47.66 million, or 33%, over 2005-06.  The increase was due to higher commissions paid to sub brokers, transaction charges to exchanges and write-offs of securities transaction taxes.

Employee compensation and benefits increased by INR 42.28 million, or 63%, compared to 2005-06.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.

Information and communication expenses increased by INR 15.89 million, or 42%, over 2005-06. The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 1.32 million, or 5%, over 2005-06, due to continuing aggressive brand building through television and print media.

Depreciation and amortization expenses increased by INR 9.01 million, or 44%, over 2005-06.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 20.59 million, or 51%, over 2005-06.  The increase was due to higher utilization of finance and an increase in interest rates.

General and administrative expenses increased by INR 15.14 million, or 28%, over 2005-06.  The increase is principally due to higher spending on legal and professional charges, stamp duty expenses and repairs and maintenance.

  Fiscal Year Ended March 31, 2006 compared to Fiscal Year Ended March 31, 2005

Revenues

Total revenues were INR 450.8 million in 2005-06, an increase of 96% over the previous 12-month period. SMC derived 49% of its revenues in 2005-06 from commission income, 42% from proprietary trading and 5% from interest and dividends.

Commission revenues increased by INR 90.5 million, an increase of 69% compared to 2004-05.  The increase was mostly due to the addition of new customers and an increase in the volume of business from existing customers.

Proprietary trading revenues increased by INR 124.52 million, an increase of 187% over 2004-05. The increase was driven by higher turnover in proprietary trading by investment of additional funds.

Interest and dividend income increased by INR 3.57 million, or 18%, over 2004-05. The increase was mainly due to an increase in interest income on deposits retained in banks to meet SMC’s increasing working capital requirements.

Expenses

Total expenses increased by INR 82.53 million, or 54%, over 2004-05.  Exchange, clearing and brokerage fees increased by INR 11.49 million, or 14%, over the 2004-05 fiscal year. The increase was due to higher commission paid to sub brokers and higher transaction charges to exchanges, partially offset by lower write offs of securities transaction tax compared with 2004-05.

Employee compensation and benefits increased by INR 12.53 million, or 98%, over 2004-05.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.

Information and communication expenses increased by INR 10.15 million, or 89%, over 2004-05.  The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 19.22 million, or 412%, over 2004-05 due to commencement of aggressive brand building in 2005-06.

Depreciation and amortization expense increased by INR 4.72 million, or 68%, over 2004-05.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 20.59 million, or 51%, over 2005-06. Interest expense increased by INR 152,000, or 1%, over 2004-05.  The increase was due to higher utilization of financing and an increase in interest rates.

General and administrative expenses increased by INR 24.26 million, or 162%, over 2004-05.  The increase was principally due to higher spending on legal and professional charges, stamp duty expenses, repairs and maintenance and a litigation reserve of INR 10 million created in the 2005-06 fiscal year.

Performance by Division

Capital Markets

During the 2006-07 fiscal year, SMC generated capital markets revenues of INR 311.57 million, as compared to INR 254.59 million in the 2005-06 fiscal year, registering a growth of 22.38%.  The growth was attributable to an increase in the number of customers from 35,000 in 2005-06 to 58,000 in 2006-07, which, in turn, was driven partially by SMC’s aggressive expansion into new Indian territories, especially southern and western India.

Futures and Options

During the 2006-07 fiscal year, SMC’s total revenues in the Futures & Options segment of the NSE was INR 1,596 million as compared to INR 995 million in the previous year, representing a growth of 60.49%.  The increase was due to SMC’s capturing new clients and increased trading volume from its existing clients. The growth in new clients was helped by the changing investment patterns among Indian investors, who are increasingly becoming aware of futures and options trading.  It was also helped by the expansion of SMC’s equity research business, with the number of employees growing from 12 to 25, as well as a strengthening of databases and research tools.

Commodities Markets

SMC’s affiliate SMC Comtrade Ltd. is a member of the two largest commodities exchanges in India, i.e. National Commodities and Derivatives Exchange Ltd. (NCDEX) and Multi Commodity Exchange of India Ltd. (MCX). During the 2006-07 fiscal year, total revenues of SMC Comtrade Ltd. generated on the MCX were INR 386.40 million as compared to INR 334.69 million in 2005-06, representing a growth of 15.45%.  On the NCDEX, SMC’s revenues grew from INR 447.85 million to INR 414.48 million from the 2005-06 period.  The growth on both exchanges was attributable to SMC’s expansion into new geographic markets in India and increasing awareness among Indian investors of commodities markets, partially offset by a reduction in revenues from agriculture commodities futures, as the Indian government took steps to curb inflationary pressures.

Distribution of IPOs and Mutual Funds

SMC’s distribution revenues increased to INR 117 million during the 2006-07 fiscal year from INR 37 million in the prior year. This represents a growth rate of 315.59%.

Liquidity and Capital Resources

SMC’s senior management establishes the overall liquidity and capital policies of the company. The company’s liquidity and funding risk management policies are designed to ensure that SMC is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing SMC’s business are shareholder’s equity and overdraft facilities from banks.

As a broker-dealer registered in India, SMC is subject to regulatory requirements to ensure the maintenance of minimum levels of net capital. As of March 31, 2007, SMC’s net capital exceeded the net capital requirements.

SMC has entered into credit facilities with various banks.  As of March 31, 2006 and 2007, SMC had access, with certain limitations, to INR 131 million and INR 72 million in unutilized bank borrowings and INR 50 million and INR 210 million in unutilized bank guarantees.

Cash Flows

SMC used INR 295.64 million in operating activities during 2006-07. The net cash was mainly used to finance the increased investment in deposits and receivables with clearing organizations, owned securities and other assets due to growth in volume of business.  SMC also invested in the purchase of computer hardware and software, furniture, satellite and other equipment resulting in net cash used in investing activities of INR 52.15 million in 2006-07. These investments were mainly financed from bank overdrafts, reinvestment of profits and customer and related party balances. The net increase in cash and cash equivalents was INR 11.28 million during the 2006-07 fiscal year.

In the 2005-06 fiscal year, net cash used by operating activities was INR 86.17 million. The cash was mainly used to fund increase in owned securities and deposits with clearing organizations.  In that same year, SMC  made investments to increase infrastructure resulting in net cash used in investing activities of INR 30.92 million. These investments were financed from bank overdraft, a capital contribution by the promoters, reinvestment of profits and customer, broker and clearing organization balances. The net decrease in cash and cash equivalents was INR 1.61 million thousands during the year.

SMC believes that its cash profits, existing cash balances and its credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, the company believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Use of Proceeds of Acquisition

SMC plans to utilize the funds received from the issuance of new shares in this acquisition in its expansion of the business. The company plans to increase its distribution network through the opening of new branches and acquisition of other brokers.  SMC also plans to invest funds to offer new products and services to its customers and to fund increase in securities, deposits, receivables, property, plant and equipment and other general purposes of the business.

Market Risk

Market Risk arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity.  Market risk increases when markets move sharply and volatility increases.

SMC’s exposure to market risk is determined by a number of factors, including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded both on and off balance sheet. Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. SMC manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by  senior management.

Credit Risk

Credit risk relating to the potential for default by counterparties is limited for exchange-based transactions SMC executes for its customers, since the settlement risk for exchange-based transactions is essentially transferred to recognized clearing organizations.  However, SMC also derives revenues from clearing and executing trades for the accounts of customers. As such, SMC guarantees to the respective clearinghouse its customers’ performance under these contracts and is therefore exposed to credit risk.

SMC also provides clearing services of futures and options to other brokers.  SMC may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the Company requires customers to meet, at a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer which reduces the risk to SMC of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, SMC adjusts these margin requirements, as needed, due to daily fluctuations in the value of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

Liquidity Risk

Liquidity risk relates to SMC’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations.  SMC’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the company maintains credit facilities with commercial banks.  As of March 31, 2006 and 2007, SMC had access, with certain limitations, to INR 131 million and INR 72 million in unutilized bank borrowings and INR 50 million and INR 210 million in unutilized bank guarantees.

Compliance, Legal and Operational Risks

SMC operates under significant regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for SMC’s activities and financial performance. Certain violations could result in them losing their trading permissions.  If that were to occur, SMC would lose its ability to carry out a portion of its existing activities, which could have a material effect on its financial condition and results of operations.

Financial Condition and Results of Operations of SAM

Overview

SAM Global Securities Ltd. provides stock brokerage and depository services to a diversified client base that includes corporations, ﬁnancial institutions, high-net-worth individuals and other individuals throughout India.

SAM’s activities are divided into two divisions:

•
Equity Trading and Brokerage — SAM facilitates client transactions for a diverse group of corporations, ﬁnancial institutions, investment funds, and individuals and also takes proprietary positions through trading and investing in equity products and derivatives on these products. In addition, SAM clears clients and trading members transactions on major stock, options and futures exchanges in India.

•
Depository Services — SAM is an ISO 9001:2000-certified depository participant with Central Depository Services Limited in India for both equity and commodities.  It offers services to individuals, non-resident Indians, foreign nationals and corporate investors.  Depository Services has access to the latest technological tools and a nationwide network of online and offline branches, providing for fast, convenient, efficient and investor friendly services.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires SAM management to make estimates and judgments that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  SAM has based its estimates and judgments on historical experience and other assumptions that it finds reasonable under the circumstances.  Actual results may differ from such estimates under different conditions and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.  The following accounting policies require significant estimates and judgments.

Derivatives Held for Trading

Derivatives held for trading consist of exchange traded futures and options at market values, as follows:

As of March 31,	2006	2007	2007
(Amounts in thousands)			US $
Exchange traded derivatives held for trading	-	275	6
Total	-	275	6

Fair Value of Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, SAM evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Investments consist of:

As of March 31, (Amount in thousands)	2006	2007	2007 US $
Investments accounted for by equity method	0	6,808	158
Investments carried at cost	3,823	3,823	89
Total	3,823	10,631	247

Investments Accounted for by Equity Method

As part of its corporate strategy and in the normal course of its business, the company makes investments in the equity of companies which are engaged in businesses similar to SAM’s core business.

SAM holds 9,400 shares, representing a 26.8% interest, in Pullin Investment Private Limited (Pullin). The company accounts for its share of equity in earnings/(losses) of Pullin under the equity method of accounting. The carrying amount of equity investments without readily determinable market value is INR 3.4 million.

SAM holds 12,000 shares, representing a 26.8% interest, in Abhichaya Investment Private Limited (Abhichaya). The company accounts for its share of equity in earnings/(losses) of Abhichaya under the equity method of accounting. The carrying amount of equity investments without readily determinable market value is INR 3.4 million.

Investment Accounted for at Cost

SAM holds 460,000 shares, representing a 6.1% interest, in SMC Global Securities Limited (SMC). SAM  accounts for its investment in SMC under the cost method of accounting. The market value of SMC’s equity shares is not readily determinable. The carrying amount of investment was INR 3.8 million as of March 31, 2006 and 2007.

Results of Operations

The following table sets forth an overview of SAM’s results of operations for the time periods stated.

For the year ended March 31, (Amount in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$[1] (in thousands, except per share data)(unaudited)
Net revenues	150,417	274,451	391,463	9,083
Pre Tax Earning	78,184	77,233	185,735	4,309
Income taxes	28,721	24,289	56,109	1,302
Earnings after taxes and before extraordinary gain	49,463	52,944	129,626	3,007
Extraordinary gain	-	-	6,592	153
Net income	49,463	52,944	136,218	3,160
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	4.95	5.29	12.96	0.30
Basic and diluted: Extraordinary gain	-	-	0.66	0.02
Basic and diluted: Net income	4.95	5.29	13.62	0.32

Fiscal Year Ended March 31, 2007 compared to Fiscal Year Ended March 31, 2006

Revenues

Total revenues were INR 391.46 million in the year ended March 31, 2007, an increase of 43% over 2005-06.  SAM derived 54% of its revenues from commission income, 44% from proprietary trading and 2% from interest and dividends in 2006-07.

Commission revenues increased by INR 11.03 million, an increase of 6% compared to 2005-06. The increase is mainly due to the addition of new customers and an increase in the volume of business from existing customers.  An additional factor for the increase in commission revenues is explained below under “--Expenses.”

Proprietary trading revenues increased by INR 101.96 million, an increase of 144% over 2005-06. The increase was driven by higher turnover in proprietary trading by investment of additional funds.

Interest and dividend income increased by INR 4.24 million, or 106%, over 2006-07. The increase was mainly due to an increase in interest income on deposits retained in banks to meet SAM’s.

Expenses

SAM’s expenses principally consist of exchange clearing and brokerage fees, employee compensation and benefits, information and communication expenses, advertisement expenses, depreciation and amortization, interest expense and general and administrative expense.  Total expenses increased by INR 8.51 million, or 4%, in 2006-07 over 2005-06.

Exchange, clearing and brokerage fees decreased by INR 22.98 million, or 18%, compared to 2005-06.  Throughout the year ended March 31, 2007, brokerage rates witnessed pricing pressure as competition increased.  The expenses decreased as compared to 2005-06, as SAM was able to pass on a significant portion of the reduction in brokerage rates to the sub-brokers  The decline in SAM’s revenues due to lower brokerage fees was more than offset by higher volume, resulting in a net increase in commission income.

Employee compensation and benefits increased by INR 17.12 million, or 98%, over 2005-06.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.

Information and communication expenses increased by INR 6.94 million, or 38%, over 2005-06.  The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 1.20 million, or 9%, over 2005-06, due to continuing aggressive brand building through television and print media.

Depreciation and amortization expenses increased by INR 2.26 million, or 47%, over 2005-06.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense increased by INR 916,000, or 42%, over 2005-06. The increase was due to higher utilization of finance and an increase in interest rates.

General and administrative expenses increased by INR 3.05 million, or 25%, over 2005-06.  The increase in expenses is due to normal business growth.

Fiscal Year Ended March 31, 2006 compared to Fiscal Year Ended March 31, 2005

Revenues

Total revenues were INR 274.45 million in the year ended March 31, 2006, an increase of 82% over 2004-05.  SAM derived 73% of its revenues from commission income, 26% from proprietary trading and 1% from interest and dividends in 2005-06.

Commission revenues increased by INR 115.62 million, an increase of 138% compared to 2004-05.  The increase is mainly due to the addition of new customers and an increase in the volume of business from existing customers.

Proprietary trading revenue increased by INR 5.61 million, an increase of 9% over 2004-05. The increase was driven by higher turnover in proprietary trading by investment of additional funds.

Interest and dividend income increased by INR 2.51 million, or 170%, over 2004-05. The increase was mainly due to an increase in interest income on deposits retained in banks to meet SAM’s increasing working capital requirements.

Expenses

Total expenses increased by INR 124.99 million, or 173%, in 2005-06 compared to 2004-05.

Exchange, clearing and brokerage fees increased by INR 88.72 million, or 218%, over 2004-05. The share business derived through sub brokers increased during the year 2005-06. As a result, the exchange, clearing and brokerage fees increased by a higher percentage as compared to commission revenue in 2005-06.

Employee compensation and benefits increased by INR 8.55 million, or 97%, over 2004-05.  The increase was due to an increase in the number of employees and salary levels.  The former in turn was driven by an increase in the number of branches and higher marketing, trading and back office activities.

Information and communication expenses increased by INR 9.42 million, or 109%, over 2004-05.  The increase was driven by higher spending on promotional material and forms.

Advertisement expenses increased by INR 12.85 million, or 1.2%, over 2004-05, due to commencement of aggressive brand building in 2005-06.

Depreciation and amortization expenses increased by INR 3.31 million, or 221%, over 2004-05.  The increase was driven by purchases of fixed assets to meet growth in business activity.

Interest expense decreased by INR 243,000, or 10%, compared to 2004-05. The interest expense on customer margin balances declined due to lower cash margin balances, partially offset by higher bank interest and higher bank guarantee charges.

General and administrative expense increased by INR 2.92 million, or 31%, compared to 2004-05. The increase in expenses is due to normal business growth.

Performance by Division

Capital Markets

During the 2006-07 fiscal year, SAM generated revenues in the BSE Capital Markets of INR 361.87 million, as compared to INR 332.40 million in the 2005-06 fiscal year, registering a growth of 9%.  The growth was attributable to an increase in the number of customers from 35,000 in 2005-06 to 58,000 in 2006-07, which, in turn, was driven partially by SAM’s aggressive expansion into new Indian territories, especially southern and western India.

Futures and Options

During the 2006-07 fiscal year, SAM’s total revenues in the Futures & Options segment of the BSE was INR 501.81 million as compared to INR 47 million in 2005-06.  The increase was partially due to a growth in new clients, which in turn was helped by the changing investment patterns among Indian investors, who are increasingly becoming aware of futures and options trading.

Depository Participant

During the 2006-07 fiscal year, SAM had 52,000 demat (book-entry) accounts compared to 40,000 in 2005-06, representing a growth of 30%.  The growth is due to the fact that investors increasingly want to enjoy the benefits of book-entry settlement.

Liquidity and Capital Resources

SAM’s senior management establishes the overall liquidity and capital policies of the company. SAM’s liquidity and funding risk management policies are designed to ensure that the company is able to access adequate financing to service its financial obligations when they are due. The principal sources of financing of SAM’s business are shareholder’s equity and overdraft facilities from banks.

As a broker-dealer registered in India, SAM is subject to regulatory requirements to ensure the maintenance of minimum levels of net capital. As of March 31, 2007, SAM’s net capital exceeded the net capital requirements.

SAM has entered into credit facilities with various banks. At March 31, 2006 and 2007, SAM, with certain limitations, had access to INR 17.47 million and INR 9.19 million in unutilized bank borrowings.

Cash Flows

SAM generated INR 4.59 million in cash from operating activities during 2006-07. The net cash was mainly used to finance receivables from customers, increased investment in deposits and receivables with clearing organizations and other assets due to the growth in the volume of business.  SAM also invested in the purchase of computer hardware and software, furniture, satellite and other equipment resulting in net cash used in investing activities of INR 7.5 million in 2006-07.  These investments were mainly financed from bank overdrafts, reinvestment of profits, customer and related party balances.  The net increase in cash and cash equivalents was INR 8.34 million during the 2006-07 fiscal year.

In the 2005-06 fiscal year, net cash used by operating activities was INR 57.62 million. The cash was mainly used to fund increase in owned securities and deposits with clearing organizations.  In that same year, SAM made investments to increase infrastructure and software resulting in net cash used in investing activities of INR 12.30 million. These were financed from bank overdrafts, reinvestment of profits and customer, broker and clearing organization balances. The net decrease in cash and cash equivalents was INR 26.95 million during the year.

SAM believes that its cash profits, existing cash balances and credit facility will be sufficient to meet its cash requirements for the next twelve months. In the longer term, SAM believes future cash requirements will continue to be met by its cash from operations, credit arrangements and future debt or equity financings as required.

Use of Proceeds of Acquisition

SAM plans to utilize the funds received from the issuance of new shares in this acquisition in its expansion of the business. The company plans to increase its distribution network through the opening of new branches and acquisition of other brokers.  SAM also plans to invest funds to offer new products and services to its customers and to fund increase in securities, deposits, receivables, property, plant and equipment and other general purposes of the business.

Market Risk

Market Risk arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity.  Market risk increases when markets move sharply and volatility increases.

SAM’s exposure to market risk is determined by a number of factors, including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded both on and off balance sheet.  Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. SAM manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by  senior management.

Credit Risk

Credit risk relating to the potential for default by counterparties is limited for exchange-based transactions SAM executes for its customers, since the settlement risk for exchange-based transactions is essentially transferred to recognized clearing organizations.  However, SAM also derives revenues from clearing and executing trades for the accounts of customers. As such, SAM guarantees to the respective clearinghouse its customers’ performance under these contracts and is therefore exposed to credit risk.

SAM also provides clearing services of futures and options to other brokers.  SAM may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the Company requires customers to meet, at a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer which reduces the risk to SAM of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, SAM adjusts these margin requirements, as needed, due to daily fluctuations in the value of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

Liquidity Risk

Liquidity risk relates to SAM’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations.  SAM’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the company maintains credit facilities with commercial banks.  At March 31, 2006 and 2007, SAM had access, with certain limitations, to INR 17.47 million and INR 9.19 million in unutilized bank borrowings.

Compliance, Legal and Operational risks

SAM operates under significant regulatory and legal obligations imposed by local governments and securities regulators. Those obligations relate, among other things, to the company’s financial reporting, trading activities, capital requirements and the supervision of its employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for SAM’s activities and financial performance. Certain violations could result in them losing their trading permissions.  If that were to occur, SAM would lose its ability to carry out a portion of its existing activities, which could have a material effect on its financial condition and results of operations.

Recent Accounting Developments

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, i.e., April 1, 2007 for SMC. The differences, if any between the amounts recognized in the balance sheet prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. SMC is in the process of evaluating the impact this new standard will have on its financial statements.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, i.e., SMC’s fiscal year commencing April 1, 2008.  SMC is in the process of evaluating the impact SFAS 157 will have on its financial statements.

Effective March 31, 2007, SMC adopted SFAS 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106 and 132(R),” which requires the recognition of the funded status of the retirement -related benefit plans in the balance sheet and the recognition of the changes in that funded status in the year in which the changes occur through accumulated other comprehensive income, net of applicable tax effects. The provisions of SFAS 158 were adopted pursuant to the transition provisions therein. SMC measures defined benefit plan assets and obligations as of March 31 and SFAS 158 did not affect the company’s existing valuation practices. Further, as SMC has a policy of expensing all actuarial gains or losses in the year in which they arise, the adoption of SFAS 158 did not affect the company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, i.e., SMC’s  fiscal year commencing April 1, 2008.  SMC is in the process of evaluating the impact SFAS 159 will have on its financial statements.

SELECTED HISTORICAL FINANCIAL INFORMATION OF MILLENNIUM

The following selected financial data have been derived from our audited financial statements and unaudited condensed financial statements, in each case including the notes thereto, contained elsewhere in this proxy statement and should be read in conjunction with those financial statements and the notes thereto, as well as in conjunction with the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Millennium. The historical results included below and elsewhere herein are not indicative of the future performance of Millennium.

Millennium India Acquisition Company Inc.
Selected Income Statement Data
	From Inception (March 15, 2006) to December 31, 2006	Six Months Ended June 30, 2007

Revenue	$1,282,000	$1,515,000
Operating (loss) income	(2,339,000)	277,000
Other income	—	—
Net (loss) income	(2,339,000)	277,000
Earnings per share data:
Weighted average basic shares outstanding	8,149,000	7,613,000
Net (loss) income per share, basic:	$(0.29)	$0.02
Weighted average diluted shares outstanding	8,149,000	9,498,000
Net (loss) income per share, diluted:	$(0.29)	$0.02

Selected Balance Sheet Data	As of December 31, 2006	As of June 30, 2007

Cash and cash equivalents	$443,000	$1,242,000
Net working capital	55,596,000	55,720,000
Total assets	57,463,000	58,570,000
Common stock, subject to possible conversion to cash	11,327,000	11,420,000
Total stockholders’ equity	$42,033,000	$42,217,000

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION  AND RESULTS OF OPERATIONS OF MILLENNIUM

The following discussion should be read in conjunction with our financial statements and notes thereto contained elsewhere in this proxy statement.

We were formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with a currently unidentified operating business.

On July 25, 2006, we completed our initial public offering of 7,250,000 units at a price of $8.00 per unit. We received proceeds of $52,855,000 from our initial public offering, which was net of $3,587,500 in underwriting fees and other expenses paid in cash at the closing and deferred underwriting fees and the representative’s non-accountable expense allowance of $1,557,500. The deferred portion of the underwriting fees and representative’s non-accountable expense allowance will be included in additional paid-in capital and will only be paid upon our consummation of a business combination. Each unit consists of one share of our common stock and one warrant. Additionally, on June 30, 2006, we sold 2,250,000 warrants, at a price of $1.00 per warrant, for an aggregate purchase price of $2,250,000 to our officers, certain of our directors, other persons who owned shares of our common stock prior to such sale, and, in some instances, to their respective affiliates. The aggregate net proceeds of $56,662,500 from our initial public offering and our private placement offering have been placed in a trust account.

For a description of the proceeds generated in our initial public offering and a discussion of the use of such proceeds, we refer you to Note 1 of the financial statements included elsewhere in this proxy statement.

Upon the closing of our initial public offering, we sold and issued an option, for $100, to the representative of the underwriters, to purchase up to 500,000 units, at an exercise price of $10.80 per unit. For a description of the representative’s purchase option, we refer you to Note 7 of the financial statements included in our annual report on Form 10-K filed on March 30, 2007.

We believe that we have sufficient available funds to complete our efforts to effect a business combination with an operating business.

Results of Operations

Six Months Ended June 30, 2007

Net income for the six months ended June 30, 2007 of $276,765 consisted of interest income on the Trust Fund investment of $1,498,264 and interest on cash and cash equivalents of $17,119, offset by general and administrative expenses of $1,093,528, which includes professional fees of $663,619, travel and entertainment expenses of $273,374, rent and office expenses of $71,411, Delaware franchise tax of $36,000, and $49,124 related to other operating expenses.

For the period from inception (March 15, 2006) to June 30, 2006, we had a net loss of $2,738,261 which consisted of a charge related to the sale of common stock of $2,700,549, general and administrative expenses of $37,712, which includes professional fees of $33,000, Delaware franchise tax of $4,364, and $348 related to other operating expenses.

Year Ended December 31, 2006

For the period from inception (March 15, 2006) to December 31, 2006, we had a net loss of $2,338,870 which consisted of interest income on the Trust Fund investment of $1,270,296 and interest on cash and cash equivalents of $11,665, offset by a charge related to the sale of common stock of $2,700,549, general and administrative expenses of $726,282, which includes travel and entertainment expenses of $285,080, professional fees of $170,263, $97,478 related to relocation expenses, $84,667 related to rent and office expenses, $44,770 related to Delaware Franchise tax, and $44,024 related to other operating expenses. The Company has a provision for income taxes of $194,000.

Critical Accounting Policies

Our significant accounting policies are described in Note 3 to our audited financial statements included elsewhere in this proxy statement. We believe the following critical accounting polices involved the most significant judgments and estimates used in the preparation of our financial statements.

Cash and Cash Equivalents—Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Concentration of Credit Risk—Financial instruments that potentially subject the SMC Group to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the SMC Group is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Quantitative and Qualitative Disclosures About Market Risk

Market risk is a broad term for the risk of economic loss due to adverse changes in the fair value of a financial instrument. These changes may be the result of various factors, including interest rates, foreign exchange rates, commodity prices and/or equity prices. Our exposure to market risk is limited to interest income sensitivity with respect to the funds placed in the trust account. However, the funds held in our trust account have been invested only in U.S. “government securities,” defined as any Treasury Bill issued by the United States having a maturity of one hundred and eighty days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, so we are not currently deemed to be an investment company under the Investment Company Act. Thus, we are subject to market risk primarily through the effect of changes in interest rates on government securities. The effect of other changes, such as foreign exchange rates, commodity prices and/or equity prices, does not pose significant market risk to us.

There is a reasonable likelihood that we will become subject to the Investment Company Act of 1940 upon effectiveness of the proposed acquisition transaction.  See “Regulation as an Investment Company.”

MANAGEMENT OF SMC GROUP

  Executive Officers and Directors

  Executive Officers and Directors of SMC

The following individuals currently serve as the executive officers and directors of SMC Global Securities Ltd.

Name	Age	Position
Mr. Subhash Chand Aggarwal	51	Co-Chairman and Director
Mr. Mahesh Chand Gupta	50	Co-Chairman and Promoter
Mr. D.K. Aggarwal	44	President and Director
Mr. Rakesh Gupta	33	Chief Financial Officer and Full Time Director
Mr. Pradeep Aggarwal	37	Director and Officer
Ms. Sushma Gupta	51	Director and Officer
Mr. K.M. Agarwal	58	Non-Executive Director
Mr. N.D. Gupta	61	Non-Executive Director
Mr. Pawan Kumar Bansal	42	Non-Executive Director
Mr. Roop Chand Jindal	59	Non-Executive Director

Mr. Subhash Chand Aggarwal, a Fellow Member of the Institute of Chartered Accountants of India (ICAI), is a co-founder and promoter of SMC and serves as co-chairman and director of SMC. He is responsible for the day-to-day operations of SMC, including managing, controlling and supervising a substantial part of the arbitrage business.  Mr. Aggarwal has 21 years of experience in the stock brokerage industry.  His leadership skills and commitment have made the SMC Group one of the leading brokerage and distribution houses in India. Under his leadership, the Group has expanded its business from stock brokerage and arbitrage to distribution of mutual funds, IPOs, insurance products, category-I merchant banking activities and depository participant services and has expanded internationally into Dubai.  He is a member of the managing committee of the Associated Chamber of Commerce and Industry (ASSOCHAM) and co-chairman of the Capital Market Expert Committee of the ASSOCHAM. Mr. Aggarwal currently serves as chairman of the legal and technical guidance committee of the Association of NSE Members of India.  Mr.  Aggarwal is frequently invited on expert panels throughout India, where he shares his views with investors about the Indian capital markets.

Mr. Mahesh Chand Gupta, a fellow member of the Institute of Chartered Accountants of India (ICAI), is the co-chairman and promoter of SMC and the Chairman and Managing Director of SMC Comtrade Ltd.  Mr. Gupta has more than 21 years of experience in the in the capital markets. His leadership skills and commitment have made the SMC Group one of the leading brokerage and distribution houses in  India.  He specializes in risk management and surveillance.

Mr. D.K. Aggarwal is a fellow member of the Institute of Chartered Accountants of India (ICAI) and serves as our president and a director. He has more than 15 years of experience in the securities and commodities market. He manages, controls and supervises the entire arbitrage business of SMC in the commodities and securities markets. He is also the director of SMC Comex International DMCC.

Mr. Rakesh Gupta is the chief financial officer and a director of SMC.  He is a fellow member of The Institute of Chartered Accountants of India (ICAI). Mr. Gupta has more than 11 years of experience in legal consultation, business administration, taxation and other corporate matters and is knowledgeable about securities, commodities and depository participants operations.

Mr. Pradeep Aggarwal is a director and officer of SMC. Mr. Aggarwal is a graduate of the University of Delhi. He has more than 15 years of experience in the securities and commodities markets.

Ms. Sushma Gupta is a director and officer of SMC. She has a postgraduate degree in science. She has a wide range of experience in secondary markets and commodities market. She has supervised the administration and operations divisions of SMC.

Mr. K. M. Agarwal is an independent and non- executive director and a member of the audit committee of the company. He is a Fellow Member of the Institute of Chartered Accountants of India (ICAI). He has more than 33 years of experience in legal consulting,  taxation  and  other  corporate  matters  including 18 years of experience in the securities market. He is a senior partner of  K. Prasad & Co., Chartered Accountants.

Mr. N.D. Gupta, an independent and non-executive director, is a Fellow Member of the Institute of Chartered Accountants of India (ICAI) and a fellow member of the Indian Council of Arbitration. He is a partner of M/s Dass Gupta & Associates Chartered Accountants, New Delhi.  He has a wide range of experience in the field of consulting on corporate affairs, taxation and other matters relating to securities markets.  Mr. Gupta is the Chairman, Board of Governors, Motilal Nehru National Institute of Technology, Allahabad, Ministry of Human Resource Development, and Govt. of India. He was the President of the Institute of Chartered Accountants of India (ICAI) from 2001 through to 2002. He was also a member of the International Accounting Standards Committee (IASC), U.K., International Federation of Accountants (IFAC), New York and International Federation of Accountants (IFAC), USA Working Group on Small & Medium Enterprises (SMEs) and Small & Medium Practitioners  (SMPs). He has acted in various capacities in regulatory authorities such as SEBI, RBI and IRDA.

Mr. Pawan Kumar Bansal, an independent and non-executive director, is a Director of M/s Capital Meters Ltd. He has experience in the field of corporate affairs, taxation matters and securities markets.

Mr. Roop Chand Jindal, an independent and non-executive director, is a Fellow Member of the Institute of Chartered Accountants of India (ICAI). He is a senior partner of Bubber Jindal & Co. since 1975. He has  experience in Audit of PSUs and Banks and has also performed head office audits of various assignments of  the Reserve Bank of India (RBI).

  Executive Officers and Directors of SAM

The following individuals currently serve as the executive officers and directors of SAM Global Securities Ltd.

Name	Age	Position
Mr. Ajay Garg	33	Chairman and Director
Mr. Parveen Kumar Aggarwal	39	Chief Financial Officer and Director
Mr. Anurag Bansal	32	Director and Officer
Ms. Uma Agrawal	29	Non-Executive Director
Mr. Shyam Sunder Bansal	46	Non-Executive Director
Mr. Rakesh Gupta	33	Non-Executive Director

Mr. Ajay Garg is an associate member of the Institute of Chartered Accountants of India (ICAI). He serves as SAM’s chairman and is a director. He has more than 11 years of experience in the stock brokerage industry. He manages and supervises the business development, risk management, technological, development and administration aspects of the company. He is also involved in the surveillance department and the brand building and marketing activities of the company.

Mr. Parveen Kumar Aggarwal is a graduate from the University of Delhi. He serves as our chief financial officer and is a director. He has a wide range of experience in the stock brokerage industry and plays a crucial role in the growth and development of SAM.

Mr. Anurag Bansal is a fellow member of the Institute of Chartered Accountants of India (ICAI) and serves as a director and officer. He has more than 10 years of experience in the stock brokerage industry and manages and supervises the substantial affairs of SAM.

Ms. Uma Agrawal is an Associate Member of the Institute of Chartered Accountants of India (ICAI). She has more than 6 years of experience in the securities market. She is also a member of the audit committee, remuneration committee and the investor grievance committee of the company.

Mr. Shyam Sunder Bansal is a Law Graduate (LL.B.) and a Fellow Member of the Institute of Chartered Accountants of India (ICAI). He has experience of more than 21 years in consulting on corporate affairs, taxation and matters relating to the securities market.

Mr. Rakesh Gupta is a fellow member of the Institute of Chartered Accountants of India (ICAI) and the chairman of the audit committee and remuneration committee of the company.  He has an extensive background in legal consultation, business administration, taxation and other corporate matters.  In addition,  he is knowledgeable about securities, commodities and depository participant transactions.

  Summary Compensation Tables

The following tables provide compensation information for executive officers and directors of SMC Global Securities Ltd. and SAM Global Securities Ltd for the fiscal years ended March 31, 2005, 2006 and 2007.

Compensation Summary

SMC Global Securities Limited

Name and Principal Position	Year Ended March 31,	Total Compensation (INR)	Total Compensation ($)(1)
Subhash Chand Aggarwal Co-Chairman and Director	2007	3,200,000	79,208
	2006	1,000,000	24,752
	2005	300,000	7,425

Compensation Summary
SAM Global Securities Limited

Name and Principal Position	Year Ended March 31,	Total Compensation (INR)	Total Compensation ($)(1)
Ajay Garg Chairman and Director	2007	510,000	12,624
	2006		—
	2005		—

(1) Converted at an exchange rate of $1 = INR 40.40 as of August 13, 2007.

INFORMATION CONCERNING MILLENNIUM

Business

We are a blank check company formed on March 15, 2006 to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses that have operations primarily in India.  While our efforts in identifying a prospective target business were not limited to a particular industry, we focused primarily on privately-owned businesses within the financial services, healthcare, infrastructure and consumer, retail and hospitality sectors.  However, we remained open to reviewing any business opportunity presented to us in any industry sector.

The initial target business that we acquire must have a fair market value equal to at least 80% of our net assets at the time of the acquisition.  The fair market value of the equity interest we propose to acquire in the SMC Group was calculated at approximately $83.14 million or 198% of our net assets as of June 30, 2007.  Please refer to “The Share Acquisition Proposals--Valuation Analysis” for a discussion of our valuation analysis.

Our entire activity from inception through the date of this proxy statement has been to prepare for our initial public offering and a business combination. We have not been engaged in, and we will, for an indefinite amount of time, not engage in, any substantive commercial business, other than through our proposed investment in the SMC Group.  We intend to utilize the amount of cash held in trust, derived from the proceeds of our initial public offering and the proceeds of the private placement of warrants prior to the initial public offering, plus any interest accrued thereon, in effecting the share subscription transactions.

Our principal executive office is located at 330 East 38th Street, New York, New York 10016 and our telephone number at that address is (212) 681-6783. For purposes of this proxy statement, all correspondence, including proxy solicitations should be sent to:

Millennium India Acquisition Company Inc.
159 South Street
Manhasset Hills, NY 11040

Employees

We currently have two full-time officers, F. Jacob Cherian, our president and chief executive officer and Suhel Kanuga, our executive vice president, chief financial officer, treasurer and secretary, who relocated to India during our initial public offering, taking up full-time residency in Mumbai, to oversee the sourcing, identification and selection of a target business, the negotiation of business combination terms and the conduct of due diligence until the consummation of a business combination or our liquidation. We have no other employees.

Executive Officers and Directors

Our current directors and executive officers are as follows:

Name	Age	Position
F. Jacob Cherian	42	President, Chief Executive Officer & Director
Suhel Kanuga	32	Executive Vice President, Chief Financial Officer, Treasurer, Secretary & Director
Kishore Mirchandani	57	Chairman & Director
Lawrence Burstein	64	Director
Gul Asrani	68	Director
C.P. Krishnan Nair	85	Director
Sarat Sethi	37	Director

For information on the experience of those of our directors who are included in the director election proposal, please refer to “The Directors Election Proposal.”

  Compensation

None of our officers or directors receive any compensation, except for reimbursement of out-of-pocket expenses incurred in connection with identifying the target business combinations and performing due diligence on suitable business combinations.  There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.  Because of the foregoing, we will generally not have the benefit of independent directors examining the propriety incurred on our behalf and subject to reimbursement.

BENEFICIAL OWNERSHIP OF MILLENNIUM’S SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of August 13, 2007 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

At any time prior to the special meeting, during a period when they are not then aware of any material non-public information regarding Millennium or its securities, the directors, officers and/or their affiliates, may enter into a written plan to purchase Millennium securities pursuant to Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and may engage in other public market purchases, as well as private purchases, of securities at anytime prior to the special meeting of stockholders. The ownership percentages listed below do not include any such shares which may be purchased after August 13, 2007.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of all Common Stock Issued and Outstanding
Kishore Mirchandani	391,573	4.3%
F. Jacob Cherian	391,573	4.3%
Suhel Kanuga	391,572	4.3%
Lawrence Burstein (2)	146,455	1.6%
C.P. Krishnan Nair	18,008	*
Gul Asrani	18,008	*
Sarat Sethi	18,008	*
All directors and executive officers
as a group (7 individuals)	1,375,197 (3)	15.2%
Israel A. Englander (4)	810,700	9.0%
Andrew M. Weiss (5)	823,600	9.0%
Fir Tree, Inc. (6)	896,800	9.9%

* Represents less than 1% of the outstanding shares.

(1)	Unless otherwise indicated, the address for all officers and directors is c/o Millennium India Acquisition Company Inc., 330 East 38th Street, Suite 46C, New York, New York 10016.

(2)	Includes 10,000 shares of common stock owned by Unity Venture Capital Associates Ltd., a private investment company, of which Mr. Burstein is President and a principal stockholder.

(3)
Excludes an aggregate of 77,863 shares of common stock, held by Daulat Dipshan, Dr. Vijay C. Panjabi, Dr. Kurian P. Abraham, Indru Kirplani, Chandru Jagwani, Venu Krishnan and Ramesh Hariani, our special advisors.

(4)
Based on information contained in an amended Schedule 13G jointly filed by Millenco, L.L.C., Millennium Management, L.L.C. and Israel A. Englander on February 7, 2007. The address of Millenco, L.L.C. is c/o Millennium Management, L.L.C., 666 Fifth Avenue, New York, NY 10103. Millennium Management, L.L.C. is the general partner of Millenco, L.P. Israel A. Englander is the Managing Member of Millennium Management, L.L.C.

(5)
Based on information contained in an amended Schedule 13G jointly filed by Weiss Asset Management, LLC, Weiss Capital, LLC and Andrew M. Weiss on February 14, 2007. The address for all three filers is 29 Commonwealth Avenue, 10th Floor, Boston, MA 02116.

(6)
Based on information contained in a Schedule 13G jointly filed by Sapling, LLC, Fir Tree Recovery Master Fund, L.P. and Fir Tree, Inc. on March 9, 2007. Fir Tree, Inc. is the investment manager for Fir Tree Recovery Master Fund and Sapling, LLC. The address of Fir Tree, Inc. is 505 Fifth Avenue, 23rd Floor, New York, NY 10017.

Those of our stockholders that owned shares of our common stock immediately prior to our initial public offering beneficially own an aggregate of approximately 15.2% of the issued and outstanding shares of our common stock. None of those stockholders purchased our securities in the initial public offering. Because of this ownership block held by our previous stockholders, such individuals may be able to effectively exercise control over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of a business combination.

All of the shares of our common stock outstanding immediately prior to the initial public offering are being held in escrow with American Stock Transfer & Trust Company as escrow agent, until the earliest of:

•	our liquidation; and

•
six months after the consummation of a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to our consummating our initial business combination with a target business.

During the escrow period, the holders of these shares will not be able to sell or transfer their shares (except to a child and/or spouse, or trust established for its benefit), but will retain all other rights as our stockholders, including, without limitation the right to vote their shares, subject to their agreement to vote all of the shares owned by them immediately prior to the initial public offering in accordance with the majority of the shares voted by the public stockholders who did not own shares immediately prior to our initial public offering and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate, none of the stockholders who owned shares immediately prior to our initial public offering will receive any portion of the liquidation proceeds with respect to shares owned by them immediately prior to the initial public offering.

In connection with the votes required in the special meeting, all of our existing stockholders have agreed, pursuant to letter agreements with Ladenburg Thalmann & Co. Inc., the representative of the underwriters, to vote the shares of common stock owned and acquired by them prior to the initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders who did not own shares immediately prior to our initial public offering, including purchasers in our private placement.

PRICE RANGE OF MILLENNIUM’S SECURITIES

Our units commenced trading on July 20, 2006.  Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock at $6.00 per share.

On September 21, 2006, there was a voluntary separation of our units into shares of common stock and warrants. The units, common stock and warrants each trade separately on the American Stock Exchange under the symbols “MQC.U,” “MQC” and “MQC.WS,” respectively. The following table sets forth, for the periods indicated, the high and low sales prices of the units, common stock, and warrants as reported by the American Stock Exchange:

	Units (1)		Common Stock (2)		Warrants (2)
In U.S. $	Low	High	Low	High	Low	High
2006:
Third Quarter	$7.53	$7.80	$6.98	$7.05	$0.47	$0.50
Fourth Quarter	7.45	8.00	7.00	7.39	0.32	0.75
2007:
First Quarter	$8.00	$8.74	$7.19	$7.68	$0.75	$0.90
Second Quarter	8.13	8.61	7.43	7.67	0.78	1.09

(1)	Trading of our units commenced on July 20, 2006.

(2)	Trading of our common stock and warrants commenced on September 21, 2006.

As of August 13, 2007, we had 1 unit holder, 34 stockholders, and 28 warrant holders of record.  The last sale price as reported by the American Stock Exchange on August 13, 2007, was $8.14 for our units, $7.56 for our shares and $0.80 for our warrants, respectively.  We have never paid a cash dividend on our common stock and do not anticipate the payment of cash dividends in the foreseeable future.

DESCRIPTION OF MILLENNIUM’S SECURITIES

General

We are authorized to issue 45,000,000 shares of common stock, par value $0.0001 per share and 5,000 shares of preferred stock, par value $0.0001. As of August 13, 2007, 9,062,500 shares of our common stock were outstanding, held by 34 holders of record and no shares of our preferred stock were outstanding.

Units

Each unit consists of one share of common stock and one warrant. Each warrant entitles the holder to purchase one share of common stock.

Common Stock

Our stockholders are entitled to one vote for each share held of record on all matters to be voted on by stockholders. In connection with the vote required for our initial business combination, all of our existing stockholders have agreed pursuant to letter agreements with the representative of the underwriters in our initial public offering, to vote the shares of common stock owned by them immediately prior to the date of the initial public offering in accordance with the majority of the shares of common stock voted by the public stockholders. However, our previous stockholders will vote all of their shares in any manner they determine, in their sole discretion, with respect to any other items that come before a vote of our stockholders.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the common stock, except that public stockholders, other than our initial stockholders, have the right to have their shares of common stock converted to cash equal to their pro rata share of the trust account (including the portion representing the underwriters’ deferred fee and the deferred portion of the representative’s non-accountable expense allowance), if they vote against the business combination and the business combination is approved and completed. Public stockholders who convert their stock into a pro rata share of the trust account still have the right to exercise the warrants that they received as part of the units.

Preferred Stock

Our certificate of incorporation authorizes the issuance of 5,000 shares of preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of preferred stock were issued or registered in our IPO. Accordingly, our board of directors is empowered, without stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of common stock, although the underwriting agreement prohibits us, prior to a business combination, from issuing preferred stock which participates in any manner in the proceeds of the trust fund, or which votes with the common stock on a business combination. We may issue some or all of the preferred stock to effect a business combination. In addition, the preferred stock could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.

Warrants

As of August 13, 2007, we had 8,490,086 warrants outstanding, held by 28 holders of record. Each warrant entitles the registered holder to purchase one share of our common stock at a price of $6.00 per share, subject to adjustment as discussed below, at any time commencing on the closing date for the initial business combination. The warrants will expire in May 2011.

We may redeem the outstanding warrants, including the warrants purchased in our private placement offering, with Ladenburg Thalmann & Co.’s prior consent, at any time after the warrants become exercisable:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the reported last sale price of our common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to the warrant holders.

The redemption criteria for our warrants have been established at prices which are intended to provide warrant holders a reasonable premium to the initial exercise prices and provide a sufficient degree of liquidity to cushion the market reaction to our redemption call.

Since we may redeem the warrants only with the prior written consent of Ladenburg Thalmann & Co. and Ladenburg Thalmann & Co. may hold warrants subject to redemption, Ladenburg Thalmann & Co. may have a conflict of interest in determining whether or not to consent to such redemption. We cannot assure you that Ladenburg Thalmann & Co. will consent to such redemption if the exercise of the warrants is not in its best interest even if the exercise of the warrants is in our best interest.

The right to exercise the warrants will be forfeited unless they are exercised before the date specified in the notice of redemption. From and after the redemption date, the record holder of a warrant will have no further rights except to receive, upon surrender of the warrants, the redemption price.

The warrants were issued in registered form under a warrant agreement between American Stock Transfer & Trust Company, as warrant agent, and us. You should review a copy of the warrant agreement, which has been filed as an exhibit to the registration statement in connection with our initial public offering, for a complete description of the terms and conditions applicable to the warrants.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive shares of common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to meet these conditions and use our best efforts to maintain a current prospectus relating to common stock issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants. However, we will pay to the warrant holder, in lieu of the issuance of any fractional share which is otherwise issuable to the warrant holder, an amount in cash based on the market value of the common stock on the last trading day prior to the exercise date.

Dividends

We have not paid any dividends on our common stock to date and do not intend to pay dividends prior to the completion of a business combination. The payment of dividends in the future will be contingent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any dividends subsequent to a business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.

Our Transfer Agent, Registrar and Warrant Agent

The transfer agent and registrar for our securities and warrant agent for our warrants is American Stock Transfer & Trust Company, New York, NY.

American Stock Exchange Listing

Our units are listed on the American Stock Exchange under the symbol MQC.U.  Our common stock and warrants are listed on the American Stock Exchange under the symbols MQC and MQC.WS, respectively.

Shares Eligible for Future Sale

As of August 13, 2007, we had 9,062,500 shares of common stock outstanding. All of these shares, except for the 1,812,500 shares of common stock issued prior to our initial public offering, are freely tradable without restriction or further registration under the Securities Act of 1933, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act of 1933.  The 1,812,500 shares are eligible for sale under Rule 144 as of July 19, 2007 provided that all other requirements of the Rule, as listed below, are satisfied. Notwithstanding the foregoing, all of those shares are subject to escrow agreements and will generally not be transferable until six months after a business combination.

Rule 144

In general, under Rule 144 as currently in effect, a person who has beneficially owned restricted shares of our common stock for at least one year would be entitled to sell within any three-month period a number of shares that does not exceed the greater of either of the following:

•	1% of the number of shares of common stock then outstanding, which currently equals 90,625 shares; and

•	the average weekly trading volume of the common stock on the American Stock Exchange during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Rule 144(k)

Under Rule 144(k), a person who is not deemed to have been one of our affiliates at the time of or at any time during the three months preceding a sale, and who has beneficially owned the restricted shares proposed to be sold for at least two years, including the holding period of any prior owner other than an affiliate, is entitled to sell their shares without complying with the manner of sale, public information, volume limitation or notice provisions of Rule 144.

SEC Position on Rule 144 Sales

The SEC has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a business combination, would act as an “underwriter” under the Securities Act of 1933 when reselling the securities of a blank check company acquired prior to the consummation of its initial public offering. Accordingly, the SEC believes that those securities can be resold only through a registered offering and that Rule 144 would not be available for those resale transactions despite technical compliance with the requirements of Rule 144.

Registration Rights

The holders of our issued and outstanding shares of common stock and warrants immediately prior to our initial public offering are entitled to registration rights pursuant to a registration rights agreement.  Under that agreement, we are obligated to register their shares of common stock, their warrants and the shares of common stock underlying their warrants.  We are only required to use our best efforts to cause a registration statement relating to the resale of such securities to be declared effective and, once effective, only to use our best efforts to maintain the effectiveness of the registration statement. The holders of warrants do not have the rights or privileges of holders of our common stock or any voting rights until such holders exercise their respective warrants and receive shares of our common stock. We will bear the expenses incurred in connection with the filing of any registration statements.

INDEPENDENT AUDITORS

The balance sheet of Millennium India Acquisition Company Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period from March 15, 2006 (inception) to December 31, 2006, included in this proxy statement, have been audited by J.H. Cohn LLP, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

The balance sheets of SMC Global Securities Limited as of March 31, 2007 and 2006, and the related statements of income, changes in shareholders’ equity and cash flows for the periods ended March 31, 2007, 2006 and 2005, included in this proxy statement, have been audited by Price Waterhouse, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

The balance sheets of SAM Global Securities Limited as of March 31, 2007 and 2006, and the related statements of income, changes in shareholders’ equity and cash flows for the periods ended March 31, 2007, 2006 and 2005, included in this proxy statement, have been audited by Price Waterhouse, independent registered public accounting firm, as set forth in their report appearing elsewhere herein.

Representatives of J.H. Cohn LLP will be present at the special meeting or will be available by telephone with the opportunity to make statements and to respond to appropriate questions.

WHERE YOU CAN FIND MORE INFORMATION

Millennium files annual, quarterly and current reports, proxy statements and other information with the SEC. These reports, proxy statements and other information contain additional information about us.  We will make these materials available for inspection and copying by any stockholder, or representative of a stockholder who is so designated in writing, at our executive offices during regular business hours.

Our stockholders may read and copy any reports, statements or other information filed by us at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549, including our annual report on Form 10-K for the year ended December 31, 2006, our quarterly report on Form 10-Q for the quarter ended June 30, 2007 and our current reports on Form 8-K filed on May 15, May 17 and June 13, 2007, respectively.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms.  Our filings with the SEC are also available to the public from commercial document retrieval services and at the website maintained by the SEC located at: www.sec.gov.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of Millennium since the date of this proxy statement or that the information herein is correct as of any later date.

Stockholders should not rely on information other than that contained in this proxy statement.  We have not authorized anyone to provide information that is different from that contained in this proxy statement.  You should not assume that the information contained in this proxy statement is accurate as of any date other than the date of this proxy statement, and the mailing of this proxy statement will not create any implication to the contrary.

This proxy statement contains a description of representations and warranties set forth in the share acquisition agreements and shareholders agreements, which are attached to this proxy statement as Annexes A through D.  These representations and warranties were made as of specific dates, are subject to important limitations and qualifications, and were made for the purposes of allocating contractual risk between the parties rather than to establish matters as facts.  These materials, which constitute public disclosure under the federal securities laws, are included to provide you with information regarding the terms and conditions of these agreements. Accordingly, the representations and warranties and other provisions of such agreements should not be read alone, but instead should be read only in conjunction with the other information provided elsewhere in this proxy statement.

SMC Global Securities Limited
REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
SMC Global Securities Limited:

In our opinion, the accompanying balance sheets and the related statements of income, of shareholders’ equity and of cash flows present fairly, in all material respects, the financial position of SMC Global Securities Limited at March 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Price Waterhouse

New Delhi, India
July 6, 2007

SMC Global Securities Limited

SMC GLOBAL SECURITIES LIMITED

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Assets
Cash and cash equivalents	7,572	18,847	437
Receivables from clearing organisations (net of allowance for doubtful debts of Rs Nil in 2006 and Rs Nil in 2007)	-	193,335	4,486
Receivables from customers (net of allowance for doubtful debts of Rs. Nil in 2006 and Rs. 1,598 in 2007)	98,047	176,575	4,097
Due from related parties	83,224	3,000	70
Securities owned:
Marketable, at market value	291,480	378,855	8,790
Not readily marketable, at estimated fair value	2,694	2,694	63
Investments	31,188	108,377	2,515
Deposits with clearing organisations and others	560,372	924,485	21,449
Property and equipment (net of accumulated depreciation of Rs. 17,380 in 2006 and Rs. 31,929 in 2007)	45,010	72,746	1,688
Intangible assets (net of accumulated amortization of Rs. 5,670 in 2006 and Rs. 10,054 in 2007)	6,930	11,017	256
Deferred taxes, net	-	4,918	114
Other assets	12,081	57,351	1,330
Total Assets	1,138,598	1,952,200	45,295
Liabilities and Shareholder’s Equity
Payable to broker-dealers and clearing organizations	76,944	18,695	434
Payable to customers	491,102	552,972	12,830
Derivatives held for trading	3,749	7,965	185
Accounts payable, accrued expenses and other liabilities	33,691	60,124	1,395
Due to related parties	2	152,995	3,550
Overdrafts and long term debt	196,149	572,031	13,272
Deferred taxes, net	2,712	-	-
Total Liabilities	804,349	1,364,782	31,666
Commitments and contingencies (Note 27)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

SMC GLOBAL SECURITIES LIMITED

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Shareholders’ Equity
Common Stock	75,051	75,051	1,741
(15,000,000 common shares authorized; 7,505,100 and 7,505,100 equity shares issued and outstanding as of March 31, 2006 and 2007; par value Rs. 10)
(5,000,000 preference shares authorized; Nil and Nil issued and outstanding as of March 31, 2006 and 2007; par value Rs. 10)
Additional paid in capital	43,500	43,500	1,009
Retained earnings	215,698	468,867	10,879
Total Shareholders’ Equity	334,249	587,418	13,629
Total Liabilities and Shareholders’ Equity	1,138,598	1,952,200	45,295

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

SMC GLOBAL SECURITIES LIMITED

Statements of Income

For the year ended March 31, (Rs. in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)
Revenues:
Commission income	132,085	222,593	355,176	8,241
Proprietary trading, net	66,723	191,238	212,636	4,934
Distribution income, net	166	6,819	21,627	502
Interest and dividends	20,084	23,652	54,524	1,265
Other income	10,756	6,542	7,451	173
Total revenues	229,814	450,844	651,414	15,115
Expenses:
Exchange, clearing and brokerage fees	83,737	95,228	142,885	3,315
Employee compensation and benefits	12,827	25,360	67,640	1,569
Information and communication	11,418	21,564	37,455	869
Advertisement expenses	4,666	23,889	25,210	585
Depreciation and amortization	6,915	11,639	20,647	479
Interest expense	19,415	19,566	40,153	932
General and administrative expenses	14,976	39,237	54,374	1,262
Total expenses	153,954	236,483	388,364	9,011
Earnings before income taxes	75,860	214,361	263,050	6,104
Income taxes	31,893	71,999	87,070	2,020
Earnings after income taxes	43,967	142,362	175,980	4,084
Share in profits of equity investee	512	8,809	73,233	1,699
Earnings before extraordinary gain	44,479	151,171	249,213	5,783
Share in extraordinary gain of equity investee	-	-	3,956	92
Net income	44,479	151,171	253,169	5,875
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	9.66	32.61	33.21	0.77
Basic and diluted: Extraordinary gain	-	-	0.53	0.01
Basic and diluted: Net income	9.66	32.61	33.73	0.78
Weighted average number of shares used to compute basic and diluted earnings per share	4,605,100	4,636,881	7,505,100	7,505,100

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

SMC GLOBAL SECURITIES LIMITED

Statements of Cash Flows

For the year ended March 31, (Rs. in thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from operating activities
Net profit	44,479	151,171	253,169	5,875
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	6,915	11,639	20,647	479
Deferred tax expense / (benefit)	20,362	975	(7,629)	(177)
Share of profits in equity investee and extraordinary gain	(512)	(8,809)	(77,189)	(1,791)
(Gain)/Loss on sale of property and equipment	(31)	(278)	(325)	(8)
Fair value (gain) / loss on trading securities	30,437	(5,536)	7,478	173
Allowance for doubtful debts	-	-	1,598	37
Provision for gratuity	181	384	819	19
Changes in assets and liabilities:
Receivables from clearing organizations	6,902	4,393	(193,335)	(4,486)
Receivables from customers	95,016	(23,645)	(80,126)	(1,859)
Dues from related parties	9,244	(83,106)	80,224	1,861
Dues to related parties	(23,259)	(19,764)	152,993	3,550
Securities owned	(12,501)	(203,068)	(94,853)	(2,201)
Derivatives held for trading	4,195	(644)	4,216	97
Deposits with clearing organizations and others	(82,394)	(154,883)	(364,113)	(8,448)
Other assets	(5,050)	724	(45,270)	(1,050)
Payable to broker-dealers and clearing organisations	19,790	53,561	(58,250)	(1,351)
Payable to customers	(67,278)	190,225	61,870	1,435
Book overdraft	(301)	(17,890)	16,824	390
Accrued expenses	5,388	18,379	25,614	595
Net cash provided by operating activities	51,583	(86,172)	(295,638)	(6,860)

Cash flows from investing activities
Purchase of property and equipment	(15,385)	(23,824)	(44,008)	(1,021)
Proceeds from sale of property and equipment	279	450	334	8
Purchase of investments	-	(1,959)	-	-
Acquisition of intangible assets	(1,602)	(5,590)	(8,471)	(197)
Net cash used in investing activities	(16,708)	(30,923)	(52,145)	(1,210)

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

SMC GLOBAL SECURITIES LIMITED

Statements of Cash Flows

For the year ended March 31, (Rs. in Thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from financing activities
Net movement in overdrafts and long term debt	(27,217)	42,987	359,058	8,331
Proceed from issue of share capital	-	29,000	-	-
Additional paid in capital	-	43,500	-	-
Net cash provided by financing activities	(27,217)	115,487	359,058	8,331

Net (decrease) / increase in cash and cash equivalents during the year	7,658	(1,608)	11,275	261

Add : Balance as of beginning of the year	1,522	9,180	7,572	176
Balance as of end of the year	9,180	7,572	18,847	437

Supplemental cash flow information:

Year ended March 31,	2005	2006	2007	2007 US $
Income taxes paid	6,549	73,510	79,472	1,844
Interest paid	19,415	19,566	40,153	932

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

SMC GLOBAL SECURITIES LIMITED

Statements of Changes in Shareholders’ Equity

	Common Stock		Additional Paid in	Retained
(Rs. in thousands)	Shares	Par value	Capital	earnings	Total
Balance as of April 1, 2004	4,605,100	46,051	-	20,048	66,099
Net Income for the year	-	-	-	44,479	44,479
Balance as of March 31, 2005	4,605,100	46,051	-	64,527	110,578
Issuance of common shares	2,900,000	29,000	43,500	-	72,500
Net Income for the year	-	-	-	151,171	151,171
Balance as of March 31, 2006	7,505,100	75,051	43,500	215,698	334,249
Net Income for the year	-	-	-	253,169	253,169
Balance as of March 31, 2007	7,505,100	75,051	43,500	468,867	587,418
Balance as of March 31, 2007 Convenience translation into US$ (unaudited)	7,505,100	1,741	1,009	10,879	13,629

The accompanying notes are an integral part of these financial statements

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

1.	DESCRIPTION OF BUSINESS

SMC Global Securities Limited (the “Company” or “SMC Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the National Stock Exchange of India Limited (“NSE”) in the capital market and trading and clearing member in the futures and options market. The Company holds 40.0% of outstanding common shares of SMC Comtrade Limited (“SMC Comtrade”). SMC Comtrade is a trading and clearing member of National Commodity Exchange of India (“NCDEX”) and Multi Commodity Exchange of India (“MCX”) in the commodity market. SMC Comex International, DMCC (“SMC Comex”), a wholly owned subsidiary of SMC Comtrade holds trading and clearing membership for Dubai Gold Commodity Exchange (“DGCX”).

The Company’s shares are listed on the Delhi Stock Exchange, Ludhiana Stock Exchange, Ahmedabad Stock Exchange and Calcutta Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services, distribution of financial products such as mutual funds and initial public offerings.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

The financial statements include the accounts of SMC Global Securities Limited and equity affiliates. All significant intercompany transactions have been eliminated. The Company accounts for investments in entities that are not variable interest entities where the Company owns a voting or economic interest of 20% to 50% and/or for which it has significant influence over operating and financing decisions using the equity method of accounting. The Company’s equity in the profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the Company is under no guaranteed obligation or otherwise committed to provide further financial support.

The Company consolidates investments in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control. There were no such investments during the periods presented.

Use of Estimates

In preparing these financial statements, management makes use of estimates concerning certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The accompanying financial statements are reported in Indian rupee (“INR” or “Rs.”). The Indian rupee is the functional currency for the Company and its affiliates, other than SMC Comex. The functional currency of SMC Comex is its local currency. Assets and liabilities of SMC Comex are translated at year-end rates of exchange, and income statement accounts are translated at weighted average rates of exchange for the year. Gains or losses resulting from foreign currency transactions are included in net income.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

For the convenience of the reader, the financial statements as of and for the year ended March 31, 2007 have been translated into U.S. dollars (US$) at US$1.00 = INR 43.10 based on the noon buying rate on March 30, 2007 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all. The convenience translation is unaudited.

Revenue Recognition

a)	Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by the Company when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of the Company are recorded on a trade date basis.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b)	Commission Income

Commission income is recognized on trade date basis as securities transactions occur. The Company reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

c)	Distribution Income

The Company earns distribution income on distribution of initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. The Company’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis at fair value. Changes in fair value of securities (i.e., unrealized gains and losses) are recognized as proprietary trading revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, the Company evaluates, among other factors, the duration and extent to

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight line method. The estimated useful lives of assets are as follows:

Buildings	50 years
Equipment, vehicles and furniture	5 years
Computer hardware	3 years
Satellite equipment (“VSAT”)	10 years

Purchased Intangible Assets

Purchased intangible assets are amortized over their useful lives unless these lives are determined to be indefinite. Purchased intangible assets are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of three years using the straight-line method.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Indefinite lived intangible assets are tested annually for impairment. Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer securities transactions are recorded on a settlement date basis. Receivables from and payables to customers include amounts due on cash transactions, including derivative contracts transacted on behalf of the Company’s customers. Securities owned by customers, including those that collateralize margin or other similar transactions, are not reflected on the financial statements.

Brokers-Dealers and Clearing Organisations Receivables and Payables

Amounts due from and due to other broker-dealers and clearing organizations include net receivables or payables arising from unsettled regular-way transactions, failed settlement transactions and commissions.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Allowance for Doubtful Accounts

Management estimates an allowance for doubtful accounts to reserve for potential losses from unsecured and partially secured customer accounts deemed uncollectible. The facts and circumstances surrounding each receivable from customers and the number of shares, price and volatility of the underlying collateral are considered by management in determining the allowance. Management continually evaluates its receivables from customers for collectibility and possible write-off. The Company manages the credit risk associated with its receivables from customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Company are originally carried at cost. Adjustments to carrying value are made if the Company determines that an “other-than-temporary” decline in value has occurred. In determining whether the value of the exchange memberships the company owns are impaired (that is, fair market value is below cost) and whether such impairment is temporary or other-than-temporary, the Company consider many factors, including, but not limited to, information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of memberships, the current condition of the particular exchange’s market structure, legal and regulatory developments affecting the particular exchange’s market structure, trends in new listings on the particular exchange, general global and national economic factors and the Company’s knowledge and judgment of the securities market as a whole.

Advertising Costs

The Company expenses all advertising costs as incurred.

Employee Benefits

i)	Provident Fund

In accordance with Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India. The Company’s monthly contributions are charged to income in the period they are incurred. The Company has no further obligations under the plan beyond its monthly contributions.

ii)	Gratuity Plan

The Company has a defined benefit retirement plan (the “Gratuity Plan”) covering all its employees in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee’s salary and years of employment with the Company.

The Company provides for the Gratuity Plan on the basis of actuarial valuation. All actuarial gains or losses are expensed off in the year in which they arise.

The funded status of the Company’s retirement related benefit plan is recognized in the balance sheet. The funded status is measured as the difference between the fair value of plan assets and the projected benefit obligation at March 31, the measurement date.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Income Taxes

In accordance with the provisions of SFAS 109, “Accounting for Income Taxes”, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period of enactment. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized. Due to the intent and the ability of the Company to receive dividends and/or to liquidate investments in a tax-free manner, the Company has not recorded a deferred tax liability on the undistributed earnings of equity accounted associates.

Comprehensive Earnings

Comprehensive earnings for each of the three years in the period ended March 31, 2007, was equal to the Company’s net earnings.

Earnings Per Share

In accordance with the provisions of SFAS 128, “Earnings Per Share”, basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period. The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, which is April 1, 2007 for us. The differences, if any between the amounts recognized in the balance sheet prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The Company is in the process of evaluating the impact this new standard will have on the financial statements.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

Effective March 31, 2007, the Company adopted SFAS 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106 and 132(R),” which requires the recognition of the funded status of the retirement -related benefit plans in the balance sheet and the recognition of the changes in that funded status in the year in which the changes occur through accumulated other comprehensive income, net of applicable tax effects. The provisions of SFAS 158 were adopted pursuant to the transition provisions therein. The Company measures defined benefit plan assets and obligations as of March 31 and SFAS 158 did not affect the company’s existing valuation

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

practices. Further, as the Company has a policy of expensing all actuarial gains or losses in the year in which they arise, the adoption of SFAS 158 did not affect the Company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

3.	DEPOSITS WITH CLEARING ORGANIZATIONS AND OTHERS

SMC Global is a member of the clearing organisation at which it maintains cash on deposits required for the conduct of its day-to-day clearance activities. The Company also maintains deposits with its bankers as margin for credit facilities availed.

4.	RECEIVABLES FROM CLEARING ORGANIZATIONS

As of March 31,	2006	2007	2007
			US $ (in thousands)
Receivable from clearing organizations	-	193,335	4,486
Total	-	193,335	4,486

5.	SECURITIES OWNED

Securities consist of trading securities at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Equity shares	291,480	378,855	8,790
Total	291,480	378,855	8,790

Securities consist of trading securities at fair value, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Equity shares	2,694	2,694	63
Total	2,694	2,694	63

6.	DERIVATIVES HELD FOR TRADING

These consist of exchange traded futures and options at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Exchange traded derivatives held for trading	3,749	7,965	185
Total	3,749	7,965	185

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

7.	OTHER ASSETS

Other assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Advance for application of shares in initial public offering	-	26,400	613
Purchase consideration paid in advance	-	10,000	232
Prepaid expenses	5,149	7,475	173
Security deposits paid	4,436	5,753	133
Advance tax, net	1,838	3,024	70
Others	658	4,699	109
Total	12,081	57,351	1,330

With the intention of increasing its presence in South India, the Company has entered into an agreement on January 10 2007; to acquire the ‘retail’ business of Somoyajulu and Company Ltd (“SCL”) .The Company has already paid Rs 10,000 in February 2007 to the owners of SCL. As of March 31, 2007 the business combination is not yet consummated. This amount is disclosed above as “purchase consideration paid in advance”.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for telecommunications and VSAT.

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

8.	PROPERTY AND EQUIPMENT

Property and equipment consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Building	9,860	9,962	231
Equipment	4,594	10,996	255
Furniture and Fixture	584	11,480	266
Computer Hardware	23,186	40,274	934
Vehicle	5,180	7,246	169
Satellite Equipment	18,986	24,717	574
Total property and equipment	62,390	104,675	2,429
Less: Accumulated depreciation	17,380	31,929	741
Total property and equipment, net	45,010	72,746	1,688

Depreciation expense amounted to Rs. 5,044, Rs. 8,741 and Rs. 16,262 for the years ended March 31, 2005, 2006 and 2007 respectively.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Included in property and equipment are the following assets under capital lease:

As of March 31,	2006	2007	2007 US $ (in thousands)
Vehicle	1,453	2,686	62
Total leased property and equipment	1,453	2,686	62
Less: Accumulated depreciation	316	785	18
Total leased property and equipment, net	1,137	1,901	44

The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which are still in active use were Rs. 4,225 and Rs. 13,425 as of March 31, 2006 and 2007.

9.	INTANGIBLE ASSETS

Intangible assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Intangible assets subject to amortization
Software	12,100	20,571	477
Intangible assets not subject to amortization
Membership in National Stock Exchange	500	500	12
Total intangible assets	12,600	21,071	489
Less: Accumulated amortization	5,670	10,054	233
Total intangible assets, net	6,930	11,017	256

Amortization expense amounted to Rs. 1,871, Rs. 2,898 and Rs. 4,385 for the years ended March 31, 2005, 2006 and 2007 respectively.

The expected future annual amortization expense of intangible asset is as follows:

For the year ended March 31,
2008	4,985
2009	3,877
2010	1,655

10.	INVESTMENTS

Investments consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Investments accounted for by equity method	29,229	106,418	2,469
Investments carried at cost	1,959	1,959	46
Total	31,188	108,377	2,515

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

SMC Global holds 40,000 shares, representing 40.0% interest in SMC Comtrade Limited (“SMC Comtrade”). The Company accounts for its share of equity in earnings/ (losses) of SMC Comtrade under equity method of accounting.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

The Company’s equity in the gain of SMC Comtrade for the years ended March 31, 2005, 2006 and 2007 is Rs 512, Rs. 8,809 and Rs 73,233 respectively. The carrying amount of equity investments as of March 31, 2006 and 2007 is Rs. 29,228 and Rs. 106,418 respectively. The Company’s equity in the extraordinary gain of SMC Comtrade for the year 2007 is Rs. 3,956.

Summarized balance sheet information for SMC Comtrade is as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Total Assets	695,403	757,248	17,570
Total Liabilities and Shareholder’s equity	695,403	757,248	17,570

Major items of assets and liabilities are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Assets
Receivables	324,930	112,031	2,599
Securities owned and investments	129,115	256,152	5,943
Deposits with clearing organizations and others	229,976	142,548	3,307
Liabilities
Payables	395,300	322,889	7,492
Debts	130,802	108,720	2,523
Shareholders’ equity	73,072	265,804	6,167

Summarized statement of income information for SMC Comtrade is as follows:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Revenue	18,406	81,169	327,606	7,601
Expenses	16,274	47,783	88,953	2,064
Net Income	1,281	22,024	192,273	4,461

Major items of revenues and expenses are as follows:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Revenue
Commission income and proprietary trading	15,940	72,659	239,068	5,547
Expenses
Exchange, clearing and brokerage fees	11,715	35,279	55,426	1,286

As of March 31, 2006 and 2007, guarantees of Rs 220,000 and Rs. 246,500 are provided by various banks to exchange clearing houses for SMC Comtrade, in the ordinary course of business, as a security for due performance and fulfillment by SMC Comtrade of its commitments and obligations.

As of March 31, 2006 and 2007, guarantees of Rs 220 and Rs. 295 are provided by various banks to Indian sales tax authorities for SMC Comtrade, in the ordinary course of business.

Investments at cost: SMC Global holds 970,000 shares, representing 9.7 % interest in SAM Global Securities Limited (“SAM Global”). The carrying value of the investment at original acquisition cost is Rs

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

1,959. The Company accounts for its investment in SAM Global at cost.  The market value of the said investment is not readily determinable. Based on a review of the financial statements of SAM the company has determined that there is no impairment in the carrying value of the investment.

11.	OVERDRAFTS AND LONG TERM DEBT

Bank Overdrafts

The Company’s debt financing is generally obtained through the use of  overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The  balance of these facilities was Rs. 133,365 and Rs. 492,062 as of March 31, 2006 and 2007, respectively, at average effective interest rates of 8.2% and 9.8%, respectively.  Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

Book Overdraft

Book overdrafts were Rs. 61,864 and Rs. 78,688 at March 31, 2006 and 2007, respectively.

Long Term Debt

Long term debt outstanding comprises of loans taken against vehicles. The long term debt was Rs. 920 and Rs. 1,281 at March 31, 2006 and 2007, respectively, at average effective interest rates of 8.8% and 8.3%, respectively.  Long term debt is secured by pledge of vehicles. Aggregate maturities of long-term debt subsequent to March 31, 2007, are Rs. 738 in fiscal 2008, Rs. 404 in fiscal 2009 and Rs. 139 in fiscal 2010.

Refer note 20 for assets pledged as collateral.

12.	NET CAPITAL REQUIREMENTS

SMC Global is subject to regulations of SEBI and NSE, which specifies minimum net capital requirements. The company is required to maintain net capital of Rs. 30,000. As the Company is operating in India, the net capital for this purpose is computed on the basis of the information contained in Company’s statutory books and records kept under accounting principles generally accepted in India. The Company submits periodic reports to the regulators. As of March 31, 2006 and 2007, the net capital as calculated in the periodic reports was Rs. 149,115 and Rs. 111,742, which was in excess of its net capital requirement.

13.	EXCHANGE, CLEARING AND BROKERAGE FEES

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 31,792, Rs. 62,598 and Rs. 89,893 for the years ended March 31, 2005, 2006 and 2007 respectively. Under the Indian Income Tax Act, the Company can set-off amount paid for STT towards its liability for taxes on income arising from taxable securities transactions. STT which can not be set off against taxes on income is charged to expense. STT charged to expense amounted to Rs. 20,171, Rs. 8,323 and Rs. 19,716 for the years ended March 31, 2005, 2006 and 2007 respectively.

14.	DISTRIBUTION INCOME

The net distribution income comprises of:

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Gross distribution revenue	166	37,221	117,443	2,725
Less: Distribution revenues attributable to sub-brokers	-	30,402	95,816	2,223
Net distribution income	166	6,819	21,627	502

15.	INCOME TAXES

The provisions for income taxes consist of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Domestic taxes
Current	11,531	71,024	94,699	2,197
Deferred	20,362	975	(7,629)	(177)
Aggregate taxes	31,893	71,999	87,070	2,020

A reconciliation of the income tax expense to the amount computed by applying the statutory income tax rate to income before income tax expense is summarized below:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Net income before taxes	75,860	214,361	263,050	6,103
Enacted tax rates in India	36.6%	33.7%	33.7%
Computed tax expense	27,759	72,154	88,543	2,054
Permanent differences
Securities transaction tax charged to expense	7,381	2,801	6,637	154
Exempt income	(2,478)	-	-	-
Provision for litigation reserve	-	3,366	-
Other permanent differences	(396)	346	(295)	(7)
Rebate allowed under Indian Income tax act	-	(6,529)	(7,815)	(181)
Others	(373)	(139)	-	-
Income taxes recognized in the statement of income	31,893	71,999	87,070	2,020

Significant components of activities that gave rise to deferred tax assets and liabilities included in the financial statements are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Deferred tax assets:
Provision for gratuity	347	494	12
Allowance for doubtful debts	-	538	12
Revenue not recognized for tax purposes	-	7,191	167
Others (including deferred VSAT recovery)	2,444	2,979	69
Total deferred tax assets	2,791	11,202	260

Deferred tax liabilities:
Property and equipment	4,588	6,284	146
Revenue not recognized for tax purposes	915	-	-
Total deferred tax liabilities	5,503	6,284	146
Net deferred tax liabilities	2,712	4,918	114

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

16.	DERIVATIVES AND RISK MANAGEMENT

The Company enters into exchange traded derivative contracts for trading purposes.  The Company generally enters into offsetting contracts to achieve economic hedges at prices that result in a profit spread for the Company. At March 31, 2006 and 2007, the Company had outstanding derivative contracts with notional amounts of Rs. 641,303 and Rs. 2,740,504, respectively, in futures and options contracts. The notional amount of a derivative contract does not change hands; it is simply used as a reference to calculate payments. Accordingly, the notional amount of the Company’s derivative contracts outstanding at March 31, 2006 and 2007 significantly exceeds the possible losses that could arise from such transactions. The fair values of outstanding derivative positions are as below:

As of March 31,	2006	2007	2007 US $ (in thousands)
Derivative liabilities	3,749	7,965	185
Total	3,749	7,965	185

The Company receives collateral in connection with customer trades. Under the agreements with customers, the Company is permitted to use the securities for meeting margin/other obligation in stock exchange in whatever manner which may include pledging of shares in favor of bank and / or taking loan against the same.  At March 31, 2006, the fair value of securities received as collateral under the agreements with customers was Rs. 1,815,648, and the fair value of the collateral that had been repledged was Rs. 34,339. At March 31, 2007, the fair value of securities received as collateral under the agreements with customers was Rs. 1,092,918 and the fair value of the collateral that had been repledged was Rs. 129,120.

a)	Market Risk arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity. Market risk increases when markets move sharply and volatility increases.

The Company’s exposure to market risk is determined by a number of factors; including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded both on and off balance sheet. Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. The Company manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by the senior management.

b)	Credit Risk

Credit risk that could result from counterparties defaulting is limited for the Company’s operations that operate on regulated exchanges, since the settlement risk is essentially transferred to recognized clearing organizations. The Company’s business also includes clearing and executing trades for the accounts of customers. As such, the Company guarantees to the respective clearinghouse its customers’ performance under these contracts. The Company provides clearing services of futures and options to other brokers.

The Company may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the Company requires customers to meet, at a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer, which reduces the risk to the Company of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, the Company adjusts these margin requirements, as needed, due to daily fluctuations in

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

the values of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

c)	Liquidity Risk

Liquidity risk relates to the Company’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations. The Company’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the Company maintains credit facilities with commercial banks. At March 31, 2006 and 2007, the Company, with certain limitations, had access to Rs. 131,609 and Rs. 71,677 in unutilized bank borrowings and Rs. 50,000 and Rs. 210,000 in unutilized bank guarantees.

d)	Compliance, Legal and Operational risks

The Company operates under significant regulatory and legal obligations imposed by local governments and securities regulators. The legal and regulatory obligations under which the Company operates relate, among other things, to their financial reporting, their trading activities, capital requirements and the supervision of their employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for the Company’s activities and financial performance. Certain violations could result in them losing their trading permissions. If that were to occur, the Company would lose its ability to carry out a portion of its existing activities, which could have a material effect on the Company’s financial statements.

See Note 27 for an overview of pending regulatory and litigation matters.

17.	EMPLOYEE BENEFITS

The Gratuity Plan

The following table sets forth the status of the Gratuity Plan of SMC Global, and the amounts recognized in SMC Global’s balance sheets and statements of income.

As of March 31,	2005	2006	2007	2007 US $ (in thousands)
Accumulated benefit obligation	329	526	990	23
Change in projected benefit obligation
Projected benefit obligation as of beginning of the year	467	648	1,032	24
Service cost	90	247	494	11
Interest cost	32	46	79	2
Actuarial loss/(gain)	59	91	246	6
Benefits paid	-	-	-	-
Projected benefit obligation as of end of the year	648	1,032	1,851	43
Change in plan assets
Employer contribution	-	-	384	9
Fair value of plan assets as of end of the year	-	-	384	9
Funded status of plan	(648)	(1,032)	(1,467)	(34)
Accrued benefit cost	(648)	(1,032)	(1,467)	(34)

The components of net gratuity cost is reflected below:

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Service cost	90	247	494	11
Interest cost	32	46	79	2
Amortization	59	91	246	6
Net gratuity costs	181	384	819	19

The assumptions used in accounting for the gratuity plan for the years ended March 31, 2005, 2006 and 2007 is set out below:

Weighted-average assumptions used to determine benefit obligations

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter

Weighted-average assumptions used to determine net periodic benefit cost:

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter
Expected rate of return on assets	-	-	7.5%

SMC Global expects to contribute Rs. 2,500 to its Gratuity plan during the year ending March 31, 2008. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

For the year ended March 31,
2008	112
2009	178
2010	251
2011	613
2012	1286
2013-2016	7,389

  Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 559, Rs. 1,034 and Rs. 2,068 for the years ended March 31, 2005, 2006 and 2007 respectively.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

18.	PAYABLE TO BROKER DEALERS AND CLEARING ORGANIZATIONS

As of March 31,	2006	2007	2007 US $ (in thousands)
Payable to clearing organizations	76,340	-	-
Commission payable	604	18,695	434
Total	76,944	18,695	434

19.	ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

As of March 31,	2006	2007	2007 US $ (in thousands)
Security deposits	11,287	18,405	427
Accrued expenses	11,216	17,849	414
Provision for stamp duty	189	1,341	32
Provision for gratuity	1,032	1,467	34
Accrued payroll	50	7,427	172
Others	9,917	13,635	316
Total	33,691	60,124	1,395

Security deposits primarily includes deposits taken from sub-brokers for satellite equipment and deposits from employees.

20.	COLLATERAL AND SIGNIFICANT COVENANTS

The Company has provided its assets as collateral for credit facilities availed from banks and for margin requirements with exchanges. Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of March 31,	2006	2007	2007 US $ (in thousands)
Fixed deposits	485,301	877,500	20,360
Securities owned	100,788	217,500	5,046
Property and equipment	8,943	9,531	221
Total	595,032	1,104,531	25,627

The fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

State Bank of Bikaner and Jaipur, one of the bankers to the Company, has created first pari-passu charge over the current assets of SMC, as a security for credit facilities provided to the Company.

Canara Bank, one of the bankers to the Company, has created first charge over book debts, outstandings, money receivables, claims, and equitable mortgage on specified office building for credit facilities provided to the Company. The bank also has charge on advances against checks/ drafts of bill of exchange whatever may be the tender thereof drawn, accepted or endorsed by the Company with or without documents such as railway receipts, lorry receipts, air ways bill, post parcel, bill of lading or any other document of title to the goods, invoices, etc.

Oriental Bank of Commerce, one of the bankers to the Company, has created equitable mortgage on specified property together with all buildings, super structures, property and equipment constructed or to be constructed, installed and or to be installed and all accretions there to, for credit facilities provided to the Company.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Bank of Punjab, one of the bankers to the Company, has created equitable mortgage on specified property for credit facilities provided to the Company.

SMC Global has executed an undertaking in favor of Yes Bank, one of the bankers to the Company, agreeing to continue to maintain more than 26.0% holding in SMC Comtrade.

21.	INVESTMENTS IN AFFILIATES

The Company allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management’s estimates and assumptions.

The Company has not entered into any business combinations during the periods presented.

In November 2006, SMC Comtrade, an affiliate, acquired 14,000 shares of Pullin Investment Private Limited (“Pullin”) and 18,200 shares of Abhichaya Investment Private Limited (“Abhichaya”) for a cash consideration of Rs 140 and Rs 182 respectively. This represented a 39.8% stake of SMC Comtrade in the outstanding share capital of Pullin and Abhichaya respectively. Thus making both, affiliates of SMC Comtrade.

The acquisition of Pullin and Abhichaya was made to make an entry into the merchant banking and investment banking arena. Pullin and Abhichaya held approximately 24.0% each, in NexGen Capitals Limited (“NCL”), a company holding Class I merchant banking license. Thus, through its investment in Pullin and Abhichaya, SMC Comtrade exercises significant influence in NCL.

In connection with this acquisition, SMC Comtrade recorded approximately Rs 4,958 of negative goodwill on its investment in Pullin and Rs 4,932 on its acquisition of Abhichaya. As no assets were available to set off the negative goodwill, the amount has been recorded as an extraordinary income in the financial statements of SMC Comtrade.

SMC Comtrade’s carrying value of the investment in Pullin and Abhichaya as of March 31, 2006 and 2007 is Rs. 5,098 and Rs. 5,114 respectively.

The Company’s equity in the extraordinary gain of SMC Comtrade for the year 2007 is Rs. 3,956.

22.	RELATED PARTY TRANSACTIONS

Significant related party transactions comprise of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Services provided by SMC Global to:
Companies in which principal shareholders having not less than 10.0% shareholdings	-	7	370	9

The balances receivable from and payable to related parties are as follows:

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

As of March 31,	2006	2007	2007 US $ (in thousands)
Amounts due from related parties:
Companies in which principal shareholders having not less than 10.0% shareholdings	83,224	3,000	70
Amounts due to related parties:
Companies in which principal shareholders having not less than 10.0% shareholdings	2	152,995	3,550

Amount due to/from related parties include funds transferred between the Company and related parties of offsetting customer balances pending cash settlement by the customer.

23.	SEGMENT

The Company follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single segment.

24.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Assets and liabilities for which fair value approximates carrying value: The fair values of certain financial assets and liabilities carried at cost, including cash and cash equivalents, receivables and payables from and to clearing organizations, broker-dealers and customers and accounts payable, accrued expenses and other liabilities, approximate fair value due to their short-term nature.

Securities and trading liabilities: Fair values of trading assets and trading liabilities are the amounts recognized in the financial statements, which are based on market prices, where available. If quoted prices are not available, fair values are determined based on book value.

Borrowings: The carrying value of overdraft facilities approximates fair value due to the fact that interest rates are comparable with market rates.

25.	CONCENTRATION

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Year ended March 31, (in %)	2005	2006	2007
Revenue from top two customers	5.7%	4.0%	17.8%
Revenue from top five customers	11.1%	9.3%	26.1%
Revenue from top ten customers	18.1%	14.7%	33.9%

26.	DIVIDEND

Final dividends proposed by the Board of Directors are payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. The Board of Directors can declare interim dividends without the need for shareholders’ approval.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Dividends payable to equity shareholders are based on the net income available for distribution as reported in the Company’s unconsolidated financial statements prepared in accordance with accounting principles generally accepted in India (“Indian GAAP”).  Dividends are declared and paid in Indian rupees.  Net income in accordance with US GAAP may, in certain years, either not be fully available or will be additionally available for distribution to equity shareholders. Under Indian GAAP the retained earnings available for distribution to equity shareholders, subject to certain restrictions was Rs. 48,991, Rs 210,453 and Rs. 398,336 as of March 31, 2005, 2006 and 2007 respectively.

Under the Indian Companies Act, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the undistributed profits of previous fiscal years. Before declaring a dividend greater than 10.0% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10.0%, depending on the dividend percentage to be declared in such year.

27.	COMMITMENTS AND CONTINGENT LIABILITIES

a)	Operating Leases

SMC Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 549, Rs, 1,226 and Rs. 3,786 for the years ended March 31, 2005, 2006 and 2007 respectively. There are no non-cancelable lease arrangements.

b)	Guarantees

As of March 31, 2006 and 2007, guarantees of Rs 595,000 and Rs. 950,000 are provided by various banks to exchange clearing houses for the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 220,000 and Rs. 246,500 to banks for guarantees issued by banks for SMC Comtrade to exchange clearing houses, in the ordinary course of business.

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 190,000 and Rs. 200,000 to banks for guarantees issued by banks for SAM Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge commission as consideration to issue the guarantees. The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount. The Company recognizes commission expense over the period of the guarantee. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c)	Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims,

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

and the potential for fines and penalties from regulatory agencies. The Company is carrying reserves of Rs. 10,000 for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.”  As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from Securities and Exchange Board of India (“SEBI”)

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SMC Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.

In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SMC Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SCN under SEBI Rules dated October 25, 2005

Investigations were conducted by SEBI in the matter of the dealings in the scrip of DSQ Biotech Limited (“DSQ”). SEBI has alleged that synchronised trades and fictitious trades were executed by the entities of the DSQ group through accommodating brokers. SEBI alleged that SMC Global has actively aided and abetted the clients in the creation of the false market in the scrip by executing the transactions without the intention to transfer the beneficial interest in the security. An enquiry was ordered against the Company and enquiry officer recommended a penalty of censure against the Company. SEBI has issued a SCN on November 7, 2006 to the Company as to why the appropriate penalty including penalty as recommended by the Enquiry Officer should not be imposed.

SMC Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

The Company has denied the allegations in its response to SEBI.  The Company has submitted that due skill, care and diligence were exercised in the conduct of the business. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SCN under SEBI Rules dated September 28, 2006

SEBI appointed an adjudicating officer to inquire into and adjudge under SEBI Act and Regulations. SEBI has alleged that SMC Global executed structured trades in the scrip of Jubilant Organosys Limited (“JOL”) in collusion with a group of brokers during the year 2003 and thereby violated Regulations.  SEBI has alleged that failure on the part of the Company to comply with the said provisions makes the Company liable to the penalty under SEBI Act. SEBI in its SCN has asked the Company to show cause as to why an inquiry should not be held against the Company.

The Company has filed a reply with SEBI in response to the SCN, denying having done any possible structured deals. The Company has submitted that the trades in JOL scrip were executed in the normal and usual course of business through the systems of exchange and no off market deals were done in the scrip. No response has been received from SEBI in this regard and the matter is pending with SEBI.

28.	SUBSEQUENT EVENTS

a)	SMC Comtrade

As of March 31, 2007 the Company holds 40.0% of outstanding common shares of SMC Comtrade Limited. On April 26, 2007 SMC Comtrade became the wholly owned subsidiary of the Company, with the acquisition of remaining 60.0% of outstanding common shares of SMC Comtrade Limited. The purchase price was approximately Rs. 90,000, comprising of cash only.

b)	Litigation

SEBI order on June 18, 2007 in the matter of dealings in futures and options contracts on the NSE.

SEBI has alleged in the order that certain entities and brokers have indulged in non genuine trade transactions and have created false and misleading appearance of trading on the derivatives market during January to March 2007. SMC Global has been named as one of brokers in the order. The order is an ad interim, ex-parte order and the Company has a right to file its objections. The Company is in the process of preparing its response.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

SAM Global Securities Limited:

In our opinion, the accompanying balance sheets and the related statements of income, of shareholders’ equity and of cash flows present fairly, in all material respects, the financial position of SAM Global Securities Limited at March 31, 2007 and 2006 and the results of its operations and its cash flows for each of the three years in the period ended March 31, 2007 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

/s/ Price Waterhouse

New Delhi, India

July 6, 2007

SAM GLOBAL SECURITIES LIMITED

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Assets
Cash and cash equivalents	9,739	18,074	419
Receivables from exchange and clearing organizations (net of allowance for doubtful debts of Rs. Nil in 2006 and Rs. Nil in 2007)	1,013	15,751	365
Receivables from customers (net of allowance for doubtful debts of Rs. Nil in 2006 and Rs. Nil in 2007)	97,304	259,777	6,027
Due from related parties	6,350	67,087	1,557
Securities owned:
Marketable, at market value	18,514	79	2
Not readily marketable, at estimated fair value	1,000	1,000	23
Investments	3,823	10,631	247
Deposits with clearing organizations and others	133,200	153,100	3,552
Membership in exchanges owned, at cost (market value of Rs. 26,000 in 2006 and Rs. 52,000 in 2007)	23,210	23,210	539
Property and equipment (net of accumulated depreciation of Rs. 6,810 in 2006 and Rs. 11,832 in 2007)	11,093	10,584	246
Intangible assets (net of accumulated amortization of Rs. 1,254 in 2006 and Rs. 3,297 in 2007)	3,920	4,648	108
Other assets	6,454	14,027	325
Total Assets	315,620	577,968	13,410

Liabilities and Shareholder’s Equity
Payable to broker-dealers	264	-	-
Payable to customers	87,926	209,232	4,856
Due to related parties	4,461	341	8
Derivatives held for trading	-	275	6
Accounts payable, accrued expenses and other liabilities	1,456	3,551	82
Overdraft facilities balances	43,377	54,627	1,267
Deferred taxes, net	6,233	1,820	42
Total Liabilities	143,717	269,846	6,261
Commitments and contingencies (Note 27)

The accompanying notes are an integral part of these financial statements

SAM GLOBAL SECURITIES LIMITED

Balance Sheets

As of March 31, (Rs. in thousands)	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Shareholders’ Equity
Common Stock
(10,010,000 equity shares authorized; 10,000,057 and 10,000,057 equity shares issued and outstanding as of March 31, 2006 and 2007; par value Rs. 10)	100,001	100,001	2,320
Retained earnings	71,902	208,121	4,829
Total Shareholders’ Equity	171,903	308,122	7,149
Total Liabilities and Shareholders’ Equity	315,620	577,968	13,410

The accompanying notes are an integral part of these financial statements

SAM GLOBAL SECURITIES LIMITED

Statements of Income

For the year ended March 31, (Rs. in thousands, except per share data)	2005	2006	2007	2007 Convenience translation into US$ (in thousands, except per share data) (unaudited)
Revenues:
Commission income	83,538	199,162	210,190	4,877
Proprietary trading, net	65,384	70,991	172,954	4,013
Distribution income, net	-	309	89	2
Interest and dividends	1,480	3,989	8,230	191
Other income	15	-	-	-
Total revenues	150,417	274,451	391,463	9,083
Expenses:
Exchange, clearing and brokerage fees	40,380	128,558	105,576	2,450
Employee compensation and benefits	8,845	17,394	34,512	801
Information and communication	8,640	18,061	25,005	580
Advertisement expenses	1,083	13,929	15,129	351
Depreciation and amortization	1,493	4,804	7,065	164
Interest expense	2,385	2,142	3,058	71
General and administrative expenses	9,407	12,330	15,383	357
Total expenses	72,233	197,218	205,728	4,774
Earnings before income taxes	78,184	77,233	185,735	4,309
Income taxes	28,721	24,289	56,109	1,302
Earnings after taxes and before extraordinary gain	49,463	52,944	129,626	3,007
Extraordinary gain	-	-	6,592	153
Net income	49,463	52,944	136,218	3,160
Earnings per share:
Basic and diluted: Earnings before extraordinary gain	4.95	5.29	12.96	0.30
Basic and diluted: Extraordinary gain	-	-	0.66	0.02
Basic and diluted: Net income	4.95	5.29	13.62	0.32
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	10,000,057	10,000,057	10,000,057

The accompanying notes are an integral part of these financial statements

SAM GLOBAL SECURITIES LIMITED

Statements of Cash Flows

For the year ended March 31, (Rs. in thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from operating activities
Net profit	49,463	52,944	136,218	3,160
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	1,493	4,804	7,065	164
Deferred tax expense / (benefit)	17,674	6,056	(4,414)	(102)
Extraordinary gain	-	-	(6,592)	(153)
Fair value (gain) / loss on trading securities	(39)	(1,321)	610	14
Provision for gratuity	110	337	303	7
Changes in assets and liabilities:
Receivables from exchange and clearing organizations	(911)	(102)	(14,738)	(342)
Receivables from customers	(104,829)	18,620	(162,473)	(3,770)
Due from related parties	-	(6,350)	(60,737)	(1,409)
Due to related parties	16,024	(11,564)	(4,120)	(96)
Securities owned	(1,222)	(10,926)	17,827	414
Derivatives held for trading	-	-	275	6
Deposits with clearing organizations and others	(32,676)	(97,649)	(19,900)	(462)
Membership in exchanges	-	(10)	-	-
Other assets	2,325	(1,942)	(7,573)	(176)
Payable to broker-dealers and clearing organizations	590	(327)	(264)	(6)
Payable to customers	95,175	(8,849)	121,306	2,815
Accrued expenses	(446)	(1,343)	1,792	42
Net cash provided/(used) by operating activities	42,731	(57,622)	4,585	106

Cash flows from investing activities
Purchase of property and equipment	(7,355)	(8,645)	(4,513)	(105)
Purchase of investments	-	-	(216)	(5)
Acquisition of intangible assets	(1,520)	(3,655)	(2,771)	(64)
Net cash used in investing activities	(8,875)	(12,300)	(7,500)	(174)

The accompanying notes are an integral part of these financial statements

SAM GLOBAL SECURITIES LIMITED

Statements of Cash Flows

For the year ended March 31, (Rs. in thousands)	2005	2006	2007	2007 Convenience translation into US$ (in thousands) (unaudited)
Cash flows from financing activities
Net movement in overdraft facilities balances	403	42,973	11,250	261
Net cash provided by financing activities	403	42,973	11,250	261

Net (decrease) / increase in cash and cash equivalents during the year	34,259	(26,949)	8,335	193
Add : Balance as of beginning of the year	2,429	36,688	9,739	226
Balance as of end of the year	36,688	9,739	18,074	419

Supplemental cash flow information:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Income taxes paid	8,204	19,575	51,130	1,186
Interest paid	2,385	2,142	3,058	71

The accompanying notes are an integral part of these financial statements

SAM GLOBAL SECURITIES LIMITED

Statements of Changes in Shareholders’ Equity

	Common Stock		Retained
(Rs. in thousands)	Shares	Par value	earnings / (deficit)	Total
Balance as of April 1, 2004	10,000,057	100,001	(30,505)	69,496
Net Income for the year			49,463	49,463
Balance as of March 31, 2005	10,000,057	100,001	18,958	118,959
Net Income for the year			52,944	52,944
Balance as of March 31, 2006	10,000,057	100,001	71,902	171,903
Net Income for the year			136,218	136,218
Balance as of March 31, 2007	10,000,057	100,001	208,121	308,122
Balance as of March 31, 2007 Convenience translation into US$ (unaudited)	10,000,057	2,320	4,829	7,149

The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

29.	DESCRIPTION OF BUSINESS

SAM Global Securities Limited (the “Company” or “SAM Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. The Company provides depository participant services through Central Depository Services (India) Limited. The Company’s shares are listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet clients needs including brokerage services, clearing member services and depository services.

30.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of preparation

The financial statements include the accounts of SAM Global Securities Limited and its equity affiliates. All significant intercompany transactions have been eliminated. The Company accounts for investments in entities that are not variable interest entities where the Company owns a voting or economic interest of 20% to 50% and/or for which it has significant influence over operating and financing decisions using the equity method of accounting. The Company’s equity in the profits/(losses) of affiliates is included in the statements of income unless the carrying amount of an investment is reduced to zero and the Company is under no guaranteed obligation or otherwise committed to provide further financial support.

The Company consolidates investments in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control. There were no such investments during the periods presented.

Use of Estimates

In preparing these financial statements, management makes use of estimates concerning certain assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and certain revenues and expenses during the reporting period. Estimates, by their nature, are based on judgment and available information. Therefore, actual results could differ from those estimates and could have a material impact on the  financial statements, and it is possible that such changes could occur in the near term. Significant estimates and assumptions are used when accounting for certain items, such as but not limited to, valuation of securities, allowances for uncollectible accounts receivable, future obligations under employee benefit plans, useful lives of property and equipment, valuation allowances for deferred taxes and contingencies.

Foreign Currency and Convenience Translation

The accompanying financial statements are reported in Indian rupee (“INR” or “Rs.”). Indian rupee is the functional currency for the Company and its affiliates. Gains or losses resulting from foreign currency transactions are included in net income

For the convenience of the reader, the financial statements as of and for the year ended March 31, 2007 have been translated into U.S. dollars (“US$”) at US$1.00 = INR 43.10 based on the noon buying rate on March 30, 2007 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all. The convenience translation is unaudited.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Revenue Recognition

a)	Proprietary Trading

Revenues from proprietary trading consist primarily of net trading income earned by the Company when trading as principal. Net trading income from proprietary trading represents trading gains net of trading losses. Proprietary revenue includes both realized and unrealized gains and losses. The profit and loss arising from all transactions entered into for the account and risk of the Company are recorded on a trade date basis. Proprietary trading revenue also includes market development fees which is earned for the efforts of the Company for development of securities market. Market development fee is recognized on an accrual basis when the right to receive is established.

Derivative financial instruments are used for trading purposes and carried at fair value. Market value for exchange-traded derivatives, principally futures and options is based on quoted market prices. The gains or losses on derivatives used for trading purposes are included in revenues from proprietary trading. Purchases and sales of derivative financial instruments are recorded on trade date. The transactions are recorded on a net basis when the legal right of offset exists.

b)	Commission Income

Commission income is recognized on trade date basis as securities transactions occur. The Company reports commission income on transactions as revenue on gross basis and reports commissions paid to sub brokers as commission expense.

c)	Distribution Income

The Company earns distribution income on distribution of initial public offerings, mutual funds and other securities on behalf of the lead managers of those offerings, mutual funds and other securities. The Company’s primary obligation is distribution and collection of the subscription forms through its sub-broker network for which it is compensated by the lead managers. It recognizes distribution income net of distribution revenues attributable to sub-brokers when significant obligations have been fulfilled and the right to recognize revenue has been established.

Securities Transactions

Securities owned consist of securities and derivative instruments used for trading purposes and for managing risk exposure in trading inventory. Proprietary security transactions are recorded on a trade date basis. Changes in fair value of securities (unrealized gains and losses) are recognized as proprietary transactions revenues in the current period.

Marketable securities are valued at market value, based on quoted market prices and securities not readily marketable are valued at fair value as determined by management.

Investments

Equity securities held for purposes other than trading which do not have a readily determinable fair value, are accounted at cost or equity method of accounting subject to an impairment charge for any other than temporary decline in value.  The impairment is charged to income.  In order to determine whether a decline in value is other than temporary, the Company evaluates, among other factors, the duration and extent to which the value has been less than the carrying value, the financial condition of and business outlook for the investee, including key operational and cash flow indicators, current market conditions and future trends in the industry and the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in value.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and highly liquid investments with maturities of 90 days or less at the date of acquisition.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided over estimated useful life using the straight line method. The estimated useful lives of assets are as follows:

Buildings	50 years
Equipment, vehicles and furniture	5 years
Computer hardware	3 years

Purchased Intangible Assets

Purchased intangible assets are amortized over their useful lives unless these lives are determined to be indefinite. Purchased intangible assets are carried at cost, less accumulated amortization. Amortization is computed over the estimated useful lives of three years using the straight-line method.

Impairment of Long-Lived Assets

Long-lived assets and certain identifiable intangible assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Indefinite lived intangible assets are tested annually for impairment.  Determination of recoverability of long-lived assets and certain identifiable intangible assets is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. Measurement of an impairment loss for long-lived assets and certain identifiable intangible assets that management expects to hold and use is based on the fair value of the asset. Long-lived assets and certain identifiable intangible assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Receivables and Payables

Customer Receivables and Payables

Customer securities transactions are recorded on a settlement date basis. Receivables from and payables to customers include amounts due on cash transactions, including derivative contracts transacted on behalf of the Company’s customers. Securities owned by customers, including those that collateralize margin or other similar transactions, are not reflected on the financial statements.

Brokers-Dealers, Exchange and Clearing Organisations Receivables and Payables

Amounts due from and due to other broker-dealers, exchange and clearing organizations include net receivables or payables arising from unsettled regular-way transactions, failed settlement transactions and commissions.

Allowance for Doubtful Accounts

Management estimates an allowance for doubtful accounts to reserve for potential losses from unsecured and partially secured customer accounts deemed uncollectible. The facts and circumstances surrounding each receivable from customers and the number of shares, price and volatility of the underlying collateral are considered by management in determining the allowance. Management continually evaluates its

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

receivables from customers for collectibility and possible write-off. The Company manages the credit risk associated with its receivables from customers through credit limits and continuous monitoring of collateral.

Membership in Exchanges

Exchange memberships owned by the Company are originally carried at cost. Adjustments to carrying value are made if the Company determines that an “other-than-temporary” decline in value has occurred. In determining whether the value of the exchange memberships the company owns are impaired (that is, fair market value is below cost) and whether such impairment is temporary or other-than-temporary, the Company consider many factors, including, but not limited to, information regarding recent sale and lease prices of exchange memberships, historical trends of sales prices of memberships, the current condition of the particular exchange’s market structure, legal and regulatory developments affecting the particular exchange’s market structure, trends in new listings on the particular exchange, general global and national economic factors and the Company’s knowledge and judgment of the securities market as a whole.

Advertising Costs

The Company expenses all advertising costs as incurred.

Employee Benefits

i) Provident Fund

In accordance with Indian law, employees are entitled to receive benefits under the Provident Fund, which is a defined contribution plan. Both the employee and the employer make monthly contributions to the plan at a predetermined rate (presently 12.0%) of the employees’ basic salary. These contributions are made to the fund administered and managed by the Government of India. The Company’s monthly contributions are charged to income in the period they are incurred.

The Company has no further obligations under the plan beyond its monthly contributions.

ii) Gratuity Plan

The Company has a defined benefit retirement plan (the “Gratuity Plan”) covering all its employees in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee’s salary and years of employment with the Company.

The Company provides for the Gratuity Plan on the basis of actuarial valuation. All actuarial gains or losses are expensed off in the year in which they arise.

The funded status of the Company’s retirement related benefit plan is recognized in the balance sheet. The funded status is measured as the difference between the fair value of plan assets and the projected benefit obligation at March 31, the measurement date.

Income Taxes

In accordance with the provisions of SFAS 109, “Accounting for Income Taxes”, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

assets and liabilities of a change in tax rates is recognized in the statement of income in the period of enactment. Based on management’s judgment, the measurement of deferred tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

Comprehensive Earnings

Comprehensive earnings for each of the three years in the period ended March 31, 2007, was equal to the Company’s net earnings.

Earnings Per Share

In accordance with the provisions of SFAS 128, “Earnings Per Share”, basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The Interpretation clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006, which is April 1, 2007 for us. The differences, if any between the amounts recognized in the balance sheet prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. The Company is in the process of evaluating the impact this new standard will have on the financial statements.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

Effective March 31, 2007, the Company adopted SFAS 158, “Employer’s Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements 87, 88, 106 and 132(R),” which requires the recognition of the funded status of the retirement -related benefit plans in the balance sheet and the recognition of the changes in that funded status in the year in which the changes occur through accumulated other comprehensive income, net of applicable tax effects. The provisions of SFAS 158 were adopted pursuant to the transition provisions therein. The Company measures defined benefit plan assets and obligations as of March 31 and SFAS. 158 did not affect the company’s existing valuation practices. Further, as the Company has a policy of expensing all actuarial gains or losses in the year in which they arise, the adoption of SFAS 158 did not affect the Company’s financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities (“SFAS 159”). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

31.	DEPOSITS WITH CLEARING ORGANIZATIONS AND OTHERS

SAM Global is a member of clearing organization at which it maintains cash on deposits required for the conduct of its day-to-day clearance activities. The Company also maintains deposits with its bankers as margin for credit facilities availed.

32.	RECEIVABLES FROM EXCHANGE AND CLEARING ORGANIZATIONS

As of March 31,	2006	2007	2007
			US $ (in thousands)
Receivable from clearing organizations and exchange	1,013	15,751	365
Total	1,013	15,751	365

33.	SECURITIES OWNED

Securities consist of trading securities at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Exchange traded derivatives held for trading	10,271	-	-
Preference shares	5,000	-	-
Equity shares	3,243	79	2
Total	18,514	79	2

Securities consist of trading securities at fair value, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Equity shares	1,000	1,000	23
Total	1,000	1,000	23

34.	DERIVATIVES HELD FOR TRADING

These consist of exchange traded futures and options at market values, as follows:

As of March 31,	2006	2007	2007
			US $ (in thousands)
Exchange traded derivatives held for trading	-	275	6
Total	-	275	6

35.	OTHER ASSETS

Other assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Security deposits paid	3,008	394	9
Advance tax, net	1,500	10,894	252
Prepaid expenses	1,128	1,517	35
Interest accrued but not due	575	1,102	26
Employee receivables	243	120	3
Total	6,454	14,027	325

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax and service tax.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, satellite link charges, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for electricity connections and assets taken on operating lease.

36.	PROPERTY AND EQUIPMENT

Property and equipment consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Building	1,620	1,620	38
Equipment	1,398	2,034	47
Furniture and fixtures	505	505	12
Computer hardware	11,791	15,668	364
Vehicle	2,589	2,589	60
Total property and equipment	17,903	22,416	521
Less: Accumulated depreciation	6,810	11,832	275
Total property and equipment, net	11,093	10,584	246

Depreciation expense amounted to Rs. 1,289, Rs. 3,754 and Rs. 5,022 for the years ended March 31, 2005, 2006 and 2007 respectively.

The gross carrying amounts of fully depreciated assets included in the overall balance of property and equipment above, which are still in active use were Rs. 1,828 and Rs. 1,971 as of March 31, 2006 and 2007.

37.	INTANGIBLE ASSETS

Intangible assets consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Intangible assets subject to amortization
Software	5,174	7,945	184
Total intangible assets	5,174	7,945	184
Less: Accumulated amortization	1,254	3,297	76
Total intangible assets, net	3,920	4,648	108

Amortization expense amounted to Rs. 204, Rs. 1,050 and Rs. 2,043 for the years ended March 31, 2005, 2006 and 2007 respectively.

The expected future annual amortization expense of intangible asset is as follows:

For the year ended March 31,
2008	2,444
2009	1,598
2010	606

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)
38.	OVERDRAFT FACILITIES

The Company’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 43,377 and Rs. 54,627, at average effective interest rates of 10.0% and 12.7%, as of March 31, 2006 and 2007, respectively. Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”. Refer note 20 for assets pledged as collateral.

39.	NET CAPITAL REQUIREMENTS

SAM Global is subject to regulations of Securities and Exchange Board of India (“SEBI”) and BSE, which specifies minimum net capital requirements. The company is required to maintain net capital of Rs. 30,000. As the Company is operating in India, the net capital for these purpose is computed on the basis of the information contained in Company’s statutory books and records kept under accounting principles generally accepted in India. The Company submits periodic reports to the regulators. As of March 31, 2006 and 2007, the net capital as calculated in the periodic reports is mentioned below, which was in excess of its net capital requirement.

As of March 31,	2006	2007	2007 US $ (in thousands)
Margin trading	120,839	261,329	6,063
Futures and options	141,547	284,540	6,602
Capital market	114,430	293,826	6,817

40.	EXCHANGE, CLEARING AND BROKERAGE FEES

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 9,976, Rs. 14,295 and Rs. 55,463 for the years ended March 31, 2005, 2006 and 2007 respectively. Under the Indian Income Tax Act, the Company can set-off the amount paid for STT towards its liability for taxes on income arising from taxable securities transactions. STT which can not be set off against taxes on income is charged to expense. STT charged to expense amounted to Rs. Nil, Rs. Nil and Rs. 813 for the years ended March 31, 2005, 2006 and 2007 respectively.

41.	REVENUE

Market development fees of Rs. 14,816, Rs. Nil and Rs. 89,597 for years 2005, 2006 and 2007 is included in the proprietary trading. This amount is earned for the efforts of the Company for development of securities market pursuant to an agreement.

42.	INCOME TAXES

The provisions for income taxes consist of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Domestic taxes
Current	11,047	18,233	60,523	1,404
Deferred	17,674	6,056	(4,414)	(102)
Aggregate taxes	28,721	24,289	56,109	1,302

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)
A reconciliation of the income tax expense to the amount computed by applying the statutory income tax rate to income before income tax expense is summarized below:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Net income before taxes	78,184	77,233	185,736	4,309
Enacted tax rates in India	36.6%	33.7%	33.7%
Computed tax expense	28,610	25,996	62,518	1,451
Permanent differences	127	(11)	(22)	(1)
Rebate allowed under Indian Income tax act	-	(1,618)	(6,387)	(148)
Others	(16)	(78)	-	-
Income taxes recognized in the statement of income	28,721	24,289	56,109	1,302

Significant components of activities that gave rise to deferred tax assets and liabilities included in the financial statements are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Deferred tax assets:
Provision for gratuity	226	247	6
Others	-	80	2
Total deferred tax assets	226	327	8

Deferred tax liabilities:
Property and equipment	1,958	2,077	48
Revenue not recognized for tax purposes	4,501	70	2
Total deferred tax liabilities	6,459	2,147	50
Net deferred tax liabilities	6,233	1,820	42

43.	INVESTMENTS

Investments consist of:

As of March 31,	2006	2007	2007 US $ (in thousands)
Investments accounted for by equity method	-	6,808	158
Investments carried at cost	3,823	3,823	89
Total	3,823	10,631	247

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

SAM Global holds 9,400 shares, representing 26.8% interest in Pullin Investment Private Limited (“Pullin”). The Company accounts for its share of equity in earnings/ (losses) of Pullin under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs 3,400.

SAM Global holds 12,000 shares, representing 26.8% interest in Abhichaya Investment Private Limited (“Abhichaya”). The Company accounts for its share of equity in earnings/ (losses) of Abhichaya under equity method of accounting. The carrying amount of equity investments without readily determinable market value is Rs. 3,408.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

SAM Global holds 460,000 shares, representing 6.1% interest in SMC Global Securities Limited (‘SMC Global”). The Company accounts for its investment in SMC Global under cost method of accounting. The market value of SMC Global’s equity shares is not readily determinable. The carrying amount of investment is Rs. 3,823 as of March 31, 2006 and 2007.

44.	DERIVATIVES AND RISK MANAGEMENT

The Company enters into exchange traded derivative contracts for trading purposes.  The Company generally enters into offsetting contracts to achieve economic hedges at prices that result in a profit spread for the Company. As of March 31, 2006 and 2007, the Company had outstanding derivative contracts with notional amounts of Rs. 270,320 and Rs. 34,653, respectively. The notional amount of a derivative contract does not change hands; it is simply used as a reference to calculate payments. Accordingly, the notional amount of the Company’s derivative contracts outstanding at March 31, 2006 and 2007 significantly exceeds the possible losses that could arise from such transactions. The fair values of outstanding derivative positions are as below:

As of March 31,	2006	2007	2007 US $ (in thousands)
Derivative assets	10,271	-	-
Derivative liabilities	-	275	6
Total	10,271	275	6

The Company receives collateral in connection with customer trades. Under the agreements with customers, the Company is permitted to use the securities for meeting margin/other obligation in stock exchange in whatever manner which may include pledging of shares in favor of bank and / or taking loan against the same.  At March 31, 2006, the fair value of securities received as collateral under the agreements with customers was Rs. 580,134 and the fair value of the collateral that had been repledged was Rs. 8,261. At March 31, 2007, the fair value of securities received as collateral under the agreements with customers was Rs. 588,586 and the fair value of the collateral that had been repledged was Rs. 27,951.

a)	Market Risk Arising from Trading Activities

Market risk is the risk that price changes could affect the value of the securities positions that arise from normal trading activity. Market risk increases when markets move sharply and volatility increases.

The Company’s exposure to market risk is determined by a number of factors; including size, composition and diversification of positions held, market volatility and changes in interest and foreign exchange rates. The overall level of market risk from financial instruments is often limited by other financial instruments recorded on the balance sheet. Management actively monitors its market risk by reviewing the effectiveness of hedging strategies and setting market risk limits. The Company manages market risk with central oversight, analysis and formation of risk policy, specific maximum risk levels to which the individual trader must adhere and continuous monitoring by the senior management.

b)	Credit Risk

Credit risk that could result from counterparties default is limited for the Company’s operations that operate on regulated exchanges, since the settlement risk is essentially transferred to recognized clearing organizations. The Company’s business also includes clearing and executing trades for the accounts of customers. As such, the Company guarantees to the respective clearinghouse its customers’ performance under these contracts. The Company provides clearing services of futures and options to other brokers.

The Company may require other brokers to deposit funds, thereby reducing risks associated with the clearing of futures and options. Additionally, to reduce its risk, the Company requires customers to meet, at

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

a minimum, the margin requirements established by each of the exchanges at which the contract is traded. This margin is a deposit from the customer, which reduces the risk to the Company of failure on behalf of the customer to fulfill any obligation under the contract. To minimize its exposure to risk of loss due to market variation, the Company adjusts these margin requirements, as needed, due to daily fluctuations in the values of the underlying positions. If necessary, certain positions may be liquidated to satisfy resulting changes in margin requirements.

c)	Liquidity Risk

Liquidity risk relates to the Company’s capacity to finance security positions and liquidity requirements of exchanges and clearing organizations. The Company’s financial resources, relative to its capital employed, and the liquid nature of most of the instruments traded, limit this risk. In addition, the Company maintains credit facilities with commercial banks. At March 31, 2006 and 2007, the Company, with certain limitations, had access to Rs. 17,472 and Rs. 9,189 in unutilized bank borrowings and Rs. Nil and Rs. Nil in unutilized bank guarantees.

d)	Compliance, Legal and Operational risks

The Company operates under significant regulatory and legal obligations imposed by local governments and securities regulators. The legal and regulatory obligations under which the Company operates relate, among other things, to their financial reporting, their trading activities, capital requirements and the supervision of their employees. Failure to fulfill legal or regulatory obligations can lead to fines, censure or disqualification of management and/or staff and other measures that could have negative consequences for the Company’s activities and financial performance. Certain violations could result in them losing their trading permissions. If that were to occur, the Company would lose its ability to carry out a portion of its existing activities, which could have a material effect on the Company’s financial statements.

See Note 27 for an overview of pending regulatory and litigation matters.

45.	EMPLOYEE BENEFITS

The Gratuity Plan

The following table sets forth the status of the Gratuity Plan of SAM Global, and the amounts recognized in SAM Global’s balance sheets and statements of income.

As of March 31,	2005	2006	2007	2007 US $ (in thousands)
Accumulated benefit obligation	177	353	618	14
Change in projected benefit obligation
Projected benefit obligation as of beginning of the year	220	330	667	16
Service cost	48	143	617	14
Interest cost	15	23	51	1
Actuarial loss/(gain)	47	171	(365)	(8)
Benefits paid	-	-	-	-
Projected benefit obligation as of end of the year	330	667	970	23
Change in plan assets
Employer contribution	-	-	239	6
Fair value of plan assets as of end of the year	-	-	239	6
Funded status of plan	(330)	(667)	(731)	(17)
Accrued benefit cost	(330)	(667)	(731)	(17)

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

  The components of net gratuity cost is reflected below:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Service cost	48	143	617	14
Interest cost	15	23	51	1
Amortization	47	171	(365)	(8)
Net gratuity costs	110	337	303	7

The assumptions used in accounting for the gratuity plan for the years ended March 31, 2005, 2006 and 2007 are set out below:

Weighted-average assumptions used to determine benefit obligations:

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter

Weighted-average assumptions used to determine net periodic benefit cost:

Year ended March 31,	2005	2006	2007
Discount rate	7.5%	8.0%	10.0%
Long term rate of compensation increase	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter	8.0% for first 5 years and 6.0% thereafter
Expected rate of return on assets	-	-	7.5%

SAM Global expects to contribute Rs. 1,000 to its Gratuity plan during the year ending March 31, 2008. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

For the year ended March 31,
2008	92
2009	117
2010	172
2011	298
2012	456
2013-2016	2,513

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 416, Rs. 924 and Rs. 1,085 for the years ended March 31, 2005, 2006 and 2007 respectively.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

46.	PAYABLE TO BROKER DEALERS

As of March 31,	2006	2007	2007 US $ (in thousands)
Commission payable	264	-	-
Total	264	-	-

47.	ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

As of March 31,	2006	2007	2007 US $ (in thousands)
Accrued expenses	517	2,629	61
Provision for stamp duty	272	191	4
Provision for gratuity	667	731	17
Total	1,456	3,551	82

48.	COLLATERAL AND SIGNIFICANT COVENANTS

Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of March 31,	2006	2007	2007 US $ (in thousands)
Fixed deposits	96,125	141,125	3,274
Total	96,125	141,125	3,274

These fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

49.	INVESTMENTS IN AFFILIATES

The Company allocates the purchase price of its acquisitions to the tangible assets, liabilities and intangible assets acquired, based on their estimated fair values. The excess purchase price over those fair values is recorded as goodwill. Any negative goodwill being the excess of fair value of the acquired net assets over cost is initially adjusted in accordance with SFAS 141 “Business Combinations” against the values assigned to specified assets and the unadjusted balance is recognized as an extraordinary gain. The fair value assigned to assets acquired is based on valuations using management’s estimates and assumptions.

Pullin Investment Private Limited and Abhichaya Investment Private Limited

In November 2006, the Company acquired 9,400 shares of Pullin Investment Private Limited (“Pullin”) and 12,200 shares of Abhichaya Investment Private Limited (“Abhichaya”) for a cash consideration of Rs 10 per share. The purchase price was Rs 94 and Rs 122 respectively. This represented a 26.8% and 26.8% stake of the Company in the outstanding share capital of Pullin and Abhichaya respectively. Thus making both, affiliates of the Company.

The acquisition of Pullin and Abhichaya was made to make an entry into the merchant banking and investment banking arena. Pullin and Abhichaya held approximately 24.0% and 24.0% in NexGen Capitals Limited (“NCL”), a company holding class I merchant banking license. Thus, through its investment in Pullin and Abhichaya, the Company exercises significant influence in NCL.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

In connection with this acquisition, the Company recorded approximately Rs 3,306 of negative goodwill on its investment in Pullin and Rs 3,286 on its acquisition of Abhichaya. As no assets were available to set off the negative goodwill, the amount has been recorded as an extraordinary income in the financial statements.

The carrying value of the investment in Pullin and Abhichaya as of March 31, 2007 is Rs. 3,400 and Rs. 3,408 respectively.

50.	RELATED PARTY TRANSACTIONS

Significant related party transactions comprise of:

Year ended March 31,	2005	2006	2007	2007 US $ (in thousands)
Services provided by SAM Global to:
Companies in which principal shareholders having not less than 10% shareholdings	3,783	6,396	8,511	197

The balances receivable from and payable to related parties are as follows:

As of March 31,	2006	2007	2007 US $ (in thousands)
Amounts due from related parties
Companies in which principal shareholders having not less than 10% shareholdings	6,350	67,087	1,557
Amounts due to related parties
Companies in which principal shareholders having not less than 10% shareholdings	4,461	341	8

Amount due to/from related parties include funds transferred between the Company and related parties of offsetting customer balances pending cash settlement by the customer.

51.	SEGMENT

The Company follows the provisions of SFAS 131 “Disclosures about Segments of an Enterprise and Related Information”. SFAS 131 establishes standards for reporting information regarding operating segments in annual financial statements and requires selected information for those segments to be presented in interim financial reports issued to stockholders. The Company operates in a single segment.

52.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Assets and liabilities for which fair value approximates carrying value: The fair values of certain financial assets and liabilities carried at cost, including cash and cash equivalents, receivables and payables from and to clearing organizations, broker-dealers and customers and accounts payable, accrued expenses and other liabilities, approximate fair value due to their short-term nature.

Securities and trading liabilities: Fair values of trading assets and trading liabilities are the amounts recognized in the  financial statements, which are based on market prices, where available. If quoted prices are not available, fair values are determined based on book value.

Borrowings: The carrying value of overdraft facilities approximates fair value due to the fact that interest rates are comparable with market rates.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

53.	CONCENTRATION

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Year ended March 31, (in %)	2005	2006	2007
Revenue from top two customers	11.6	4.5	5.2
Revenue from top five customers	17.8	7.8	7.6
Revenue from top ten customers	21.1	10.8	10.4

54.	DIVIDEND

Final dividend proposed by the Board of Directors is payable when formally declared by the shareholders, who have the right to decrease but not increase the amount of the dividend recommended by the Board of Directors. The Board of Directors can declare interim dividends without the need for shareholders’ approval.

Dividend payable to equity shareholders are based on the net income available for distribution as reported in the Company’s financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Dividends are declared and paid in Indian rupees.  Net income in accordance with US GAAP may, in certain years, either not be fully available or will be additionally available for distribution to equity shareholders. Under Indian GAAP the retained earnings available for distribution to equity shareholders, subject to certain restrictions was Rs. 18,033, Rs 63,645 and Rs. 203,508 as of March 31, 2005, 2006 and 2007 respectively.

Under the Indian Companies Act, dividends may be paid out of the profits of a company in the year in which the dividend is declared or out of the unconsolidated undistributed profits of previous fiscal years. Before declaring a dividend greater than 10.0% of the par value of its equity shares, a company is required to transfer to its reserves a minimum percentage of its profits for that year, ranging from 2.5% to 10.0%, depending on the dividend percentage to be declared in such year.

55.	COMMITMENTS AND CONTINGENT LIABILITIES

a)	Operating Leases

SAM Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 837, Rs. 1,813 and Rs. 1,588 on for the years ended March 31, 2005, 2006 and 2007 respectively. There are no non-cancelable lease arrangements.

b)	Guarantees

As of March 31, 2006 and 2007, guarantees of Rs 190,000 and Rs. 200,000 are provided by various banks to exchange clearing houses on behalf of the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 80,000 and Rs. 146,500 to banks for guarantees issued by banks for SMC Comtrade Limited to exchange clearing houses, in the ordinary course of business.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

As of March 31, 2006 and 2007, the Company has provided corporate guarantees of Rs. 470,000 and Rs. 815,000 to banks for guarantees issued by banks for SMC Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charge  commission as consideration to issue the guarantees, The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount, The Company recognizes commission expense over the period of the guarantee. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c)	Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Company establishes reserves for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.” As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Show Cause Notice (“SCN”) dated November 23, 2004, December 6, 2004 and November 17, 2006 from SEBI

There was a sharp fall in the Indian stock market on May 17, 2004. SEBI alleged that sale transactions of SAM Global on this day had significant impact on lowering the price of significant number of the selected scrips and Nifty Futures on a large number of occasions and the sell orders placed by it appear to have added to the momentum of such fall and aggravated the market crisis.

In addition to the aforesaid allegations, SEBI has alleged certain other irregularities, pursuant to inspections conducted on SAM Global.

SEBI had asked the Company to show cause as to why appropriate action under SEBI Act and Regulations should not be taken against the Company.

The Company has submitted its response, denying the allegations. The Company has submitted that it has carried out bonafide transactions and followed rules and regulations in respect of dealings on May 17, 2004. There was no motive behind the Company’s transactions to artificially depress the prices of securities. The other irregularities alleged are not sustainable and even in cases when these exist; the lapses were nominal and administrative in nature. SEBI has not responded to the Company in this regard and the matter is pending with SEBI.

SAM Global Securities Limited

Notes to Financial Statements
(Rs. in thousands, except per share data)

d)	Subsequent Events

The Company tendered for sale 10,000 shares of BSE on March 3, 2007. 9,123 shares were accepted and the sale was concluded in tranches from May 8 to 15, 2007. The net consideration received for the sale is Rs. 47,440. The Company continues to have trading rights in the BSE.

Millennium India Acquisition Company Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Millennium India Acquisition Company Inc.

We have audited the accompanying balance sheet of Millennium India Acquisition Company Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the period from inception (March 15, 2006) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Millennium India Acquisition Company Inc. as of December 31, 2006, and its results of operations and cash flows for the period from inception (March 15, 2006) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

/s/ J. H. Cohn LLP

Jericho, New York
March 29, 2007

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
BALANCE SHEET
DECEMBER 31, 2006

ASSETS
Current Assets:
Cash and cash equivalents	$443,516
U.S. Government Securities held in Trust Fund	57,004,924
Total current assets	57,448,440

Other Assets	14,314
Total assets	$57,462,754

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$101,364
Income taxes payable	194,000
Deferred underwriting fees	1,557,500
Total liabilities	1,852,864
Common stock, subject to possible conversion to cash (1,449,275 shares at conversion value)	11,326,834
Value of private placement warrants, subject to possible rescission	2,250,000

Commitments

Stockholders’ Equity:
Preferred stock, par value $.0001 per share, 5,000 shares authorized, 0 shares issued	—
Common stock, par value $.0001 per share, 45,000,000 shares authorized, 7,613,225 shares issued and outstanding	761
Additional paid-in-capital	44,371,165
Accumulated deficit	(2,338,870)

Total stockholders’ equity	42,033,056

Total liabilities and stockholders’ equity	$57,462,754

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (MARCH 15, 2006) TO DECEMBER 31, 2006

Revenue:
Interest income	$11,665
Interest income on Trust Fund	1,270,296
Total revenue	1,281,961

Operating expenses:
General and administrative expenses	726,282
Charge related to sale of common stock	2,700,549
Total operating expenses	(3,426,831)

Loss before provision for income taxes	(2,144,870)

Provision for income taxes	194,000

Net loss for the period	$(2,338,870)

Weighted average number of shares outstanding:
Basic and diluted	8,149,117

Net loss per share:
Basic and diluted	$(0.29)

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
STATEMENT OF STOCKHOLDERS’ EQUITY
FROM INCEPTION (MARCH 15, 2006) TO DECEMBER 31, 2006

	Common Stock		Additional Paid-In	Treasury	Accumulated
	Shares	Amount	Capital	Stock	Deficit	Total
Balance, March 15, 2006 (inception)	—	$—	$—	$—	$—	$—
Issuance of Common Stock to initial stockholders	1,753,496	175	24,825	—	—	25,000
Issuance of Common Stock to initial stockholders	371,504	37	2,704,512	—	—	2,704,549
Rescission of issuance of common stock to initial stockholders	—	—	2,700,549	(2,704,549)	—	(4,000)
Cancellation of Common Stock to initial stockholders	(371,504)	(37)	(2,704,512)	2,704,549	—	—
Issuance of 0.211865 to 1 common stock dividend	371,504	37	(37)	—	—	—
Contribution of 312,500 shares of Common Stock by initial stockholders	—	—	2,275,000	(2,275,000)	—	—
Cancellation of Common Stock from initial stockholders	(312,500)	(31)	(2,274,969)	2,275,000	—	—
Proceeds from sale of the Unit Purchase Option	—	—	100	—	—	100
Sale of 7,250,000 units through public offering net of underwriter’s discount and offering expenses and net of proceeds of $11,326,834 allocable to 1,449,275 shares of common stock, subject to possible conversion	5,800,725	580	41,645,697	—	—	41,646,277
Net loss for the period	—	—	—	—	(2,338,870)	(2,338,870)
Balance, December 31, 2006	7,613,225	$761	$44,371,165	$—	$(2,338,870)	$42,033,056

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.

MILLENNIUM INDIA ACQUISITION COMPANY INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM INCEPTION (MARCH 15, 2006) TO DECEMBER 31, 2006

OPERATING ACTIVITIES
Net loss for the period	$(2,338,870)
Adjustments to reconcile net loss to net cash provided by operating activities:
Charge related to sale of common stock	2,700,549
Changes in operating assets and liabilities:
Accrued interest income on Trust Fund	(342,424)
Other assets	(14,314)
Accounts payable and accrued expenses	101,364
Income taxes payable	194,000
Net cash provided by operating activities	300,305

INVESTING ACTIVITIES
Cash contributed to Trust Fund	(56,662,500)
Net cash used in investing activities	(56,662,500)

FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	25,000
Proceeds from issuance of common stock to initial stockholders	4,000
Rescission of issuance of common stock to initial stockholders	(4,000)
Proceeds from notes payable to initial stockholders	144,000
Payment of notes payable to initial stockholders	(144,000)
Proceeds from issuance of warrants	2,250,000
Proceeds from sale of Unit Purchase Option	100
Portion of net proceeds from sale of units through public offering allocable to shares of common stock, subject to possible conversion	11,326,834
Net proceeds from sale of units through public offering allocable to:
Deferred underwriting fees	1,557,500
Stockholders’ equity	41,646,277

Net cash provided by financing activities	56,805,711

Net increase in cash and cash equivalents	443,516

Cash and Cash Equivalents
Beginning of period	—
End of period	$443,516

Supplemental disclosure of non-cash activity:
Fair value of unit purchase option included in offering costs	$1,535,000
Effect on paid-in capital of rescission and cancellation of issuance of common stock to initial stockholders, net	$(3,963)
Effect on paid-in capital of contribution and cancellation of 312,500 shares of common stock to initial stockholders	$31

See Accompanying Notes to Financial Statements

Millennium India Acquisition Company Inc.
Notes to Financial Statements

DISCUSSION OF THE COMPANY’S ACTIVITIES

Organization and activities—Millennium India Acquisition Company Inc. (the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction with a currently unidentified operating business or businesses that have operations primarily in India (a “Target Business”).

The registration statement for the Company’s initial public offering (“Offering”) was declared effective on July 19, 2006. On July 25, 2006, the Company consummated the Offering of 7,250,000 Units (the “Units” or a “Unit”) for gross proceeds of approximately $58 million, or $8.00 per Unit. All of the net proceeds of the Offering are intended to be applied toward consummating a merger, capital stock exchange, asset acquisition or other similar business combination with a Target Business (a “Business Combination”). Pending such a Business Combination, substantially all of the proceeds from the Offering will be held in trust. The Company’s management will have broad authority with respect to the application of the interest earned on the monies held in the trust from the net proceeds of the Offering (see Note 4). There is no assurance that the Company will be able to successfully effect a Business Combination.

Management has agreed that approximately $7.82 per Unit sold in the Offering will be held in a trust account (“Trust Account”) and invested in permitted United States government securities, of which, $0.21 per Unit will be paid to the underwriters upon the consummation of a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Up to $1,975,000 in interest earned on the monies held in the Trust Account may be used to pay for due diligence of prospective Target Businesses, legal and accounting fees relating to Securities and Exchange Commission (“SEC”) reporting obligations and working capital to cover miscellaneous expenses, director and officer insurance and reserves.

Prior to the consummation of a Business Combination, the Company is obliged to submit such proposed Business Combination for approval by a majority of the stockholders of the Company. Stockholders that vote against such proposed Business Combination are, under certain conditions described below, entitled to convert their shares into a pro-rata distribution from the Trust Account (the “Conversion Right”). The actual per-share conversion price will be equal to the amount in the Trust Fund (inclusive of any interest thereon, and net of income taxes) as of two business days prior to the proposed Business Combination, divided by the number of Units sold in the Offering, or approximately $7.82 per share on July 25, 2006. The Company’s stockholders prior to the Offering (“Initial Stockholders”), have agreed to vote their 1,812,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. In the event that holders of a majority of the outstanding shares of common stock vote for the approval of the proposed Business Combination and that holders owning 20% or more of the outstanding common stock do not exercise their Conversion Rights, the Business Combination may then be consummated.

If the Company does not execute a letter of intent, agreement in principle or definitive agreement for a Business Combination prior to 16 months from the date of the Offering, the Company’s board of directors will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. If, however, a letter of intent, agreement in principle or definitive agreement for a Business Combination has been executed prior to 18 months from the date of the Offering, the Company will abandon their plan of dissolution and distribution and seek the consummation of that Business Combination. If a proxy statement seeking the approval of the Company’s stockholders for that Business Combination has not been filed prior to 22 months from the date of the Offering, the Company’s board of directors will, prior to such date, convene, adopt and recommend to their stockholders a plan of dissolution and distribution and on such date file a proxy statement with the SEC seeking stockholder approval for such plan. In the event there is no Business Combination within the 18 and 24-month deadlines (the “Target Business Combination Period”), the Company will dissolve and distribute to its Public Stockholders, in proportion to their respective equity interests, the amount held in the Trust Account, and any remaining net assets, after the distribution of the Trust Account. In the event of liquidation, it is likely that the per share value of the residual assets

Millennium India Acquisition Company Inc.
Notes to Financial Statements

remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering. Pursuant to letter agreements with the Company and the representative of the underwriters (the “Representative”) in the Offering, the Initial Stockholders have waived their right to receive distributions with respect to their existing shares in the event of the Company’s liquidation.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may exercise their Conversion Right and their common shares would be cancelled and returned to the status of authorized but unissued shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006), the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering, totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 4). Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 7).

The Company also sold to the Representative, for an aggregate of $100, an option (the “Unit Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 7).

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents—Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Concentration of Credit Risk—Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Net Loss Per Share—Basic earnings (loss) per share is computed by dividing income (loss) by the weighted average common shares outstanding for the period. Diluted earnings per share are computed similar to basic earnings per share except that the weighted average shares outstanding are increased to include additional shares from the assumed exercise of warrants, if dilutive. The number of additional shares is calculated by assuming that the outstanding warrants were exercised and that the proceeds from such exercises were used to acquire shares of common stock at the average market price during the reporting period.

The Company experienced a loss for the period from inception (March 15, 2006) to December 31, 2006. Accordingly, the effect of the assumed exercise of all 9,500,000 outstanding warrants to purchase common stock and the outstanding UPO to purchase 500,000 units would be anti-dilutive and has been excluded from the calculation of diluted loss per share.

Fair Value of Financial Instruments—The fair values of the Company’s assets and liabilities that qualify as financial instruments under the Statement of Financial Accounting Standard (“SFAS”) No. 107 “Disclosure About Fair Value of Financial Instruments” approximate their carrying amounts presented in the balance sheet at December 31, 2006.

Millennium India Acquisition Company Inc.
Notes to Financial Statements

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes—The Company accounts for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes”. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

New Accounting Pronouncements— In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.”  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return.  FIN 48 also provides guidance in derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transition.  FIN 48 is effective for fiscal years beginning after December 15, 2006.  The Company does not believe the adoption of FIN 48 will have a material impact, if any, on its financial statements.

In September 2006, the FASB issued Statement No. 157 “Fair Value Measurements” (“SFAS No. 157”).  This Statement provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company does not believe the adoption of SFAS No. 157 will have a material impact, if any, on its financial statements.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”).  SFAS No. 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS No. 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS No. 159 is effective for fiscal years after November 15, 2007.  SFAS No. 159 also allows early adoption provided that the entity also adopts the requirements of SFAS No. 157.  The Company does not believe the adoption of SFAS No. 159 will have a material impact, if any, on its financial statements.

COMMITMENTS

Administrative Fees

The Company is permitted to utilize up to $2,025,000, which includes $50,000 transferred to the Company at closing on July 25, 2006 and $1,975,000 of the interest earned upon monies in the Trust Account for working capital purposes. The working capital will be used to pay for director and officer liability insurance premiums and general and administrative services, including office space, utilities and secretarial support, with the balance being held in reserve for other expenses, such as relocation of their full-time officers to India, due diligence, legal, accounting, and other fees and expenses for structuring and negotiating Business Combinations, and deposits, down payments and/or funding of “no shop” provisions in connection with Business Combinations as well as for reimbursement of any out-of-pocket expenses incurred by the Company’s officers, directors or special advisors in connection with activities undertaken on the Company’s behalf.

Millennium India Acquisition Company Inc.
Notes to Financial Statements

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representative in the Offering.

Pursuant to the Underwriting Agreement, the Company is obligated to the underwriters for certain fees and expenses related to the Offering, including an underwriting discount of $3,480,000. The Company and the Representative have agreed that payment of $725,000, of the underwriting discount will be deferred until consummation of the Business Combination. The Company also agreed to pay the Representative a non-accountable expense allowance of $870,000, or 1.50% of the gross proceeds of the Offering.

The Company and the Representative have agreed that payment of $832,500 of the non-accountable expense allowance will be deferred until consummation of the Business Combination.

In addition, in accordance with the terms of the Underwriting Agreement, the Company has engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company will pay the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

INCOME TAXES

Provision for income taxes consists of:

From Inception (March 15, 2006) to December 31, 2006
Current – Federal	$194,000

The Company’s effective tax rate approximates the federal statutory rate.

The provision for income taxes differs from the amount computed by applying the U.S. statutory income tax rates for federal to loss before provision for income taxes for the reasons set forth below for the year ended December 31, 2006.

Statutory federal income tax rate	(34)%
Non-deductible expenses and other	43%
Effective tax rate	9%

The Company’s effective tax rate differs from the federal statutory rate as a result of non-deductible expenses and other deductions comprising primarily of a charge related to the sale of the Company’s common stock included on the accompanying statement of operations that will never be deductible from the Company’s computation of taxable income.

Included in general and administrative expenses for the period from inception (March 15, 2006) to December 31, 2006 are $44,770 of expenses related to Delaware franchise tax.

CAPITAL STOCK

During May 2006, the Company amended and restated its Certificate of Incorporation to authorize the issuance of an additional 10,000,000 shares of common stock for an aggregate authorization of 45,000,000 shares of common stock.

Millennium India Acquisition Company Inc.
Notes to Financial Statements

On June 5, 2006, the Company declared a stock dividend of 0.048951 shares for 1 share of common stock to stockholders of record on June 5, 2006. On June 16, 2006, the Company declared a reverse stock split of 0.708333 shares for 1 share of common stock to be effective on June 16, 2006 to stockholders of record on June 16, 2006. On July 6, 2006, the Company declared a stock dividend of 0.211865 shares for 1 share of common stock to stockholders of record on July 6, 2006. The accompanying unaudited condensed financial statements and share amounts have been retroactively adjusted to include the impact of the stock dividends and reverse stock split.

Preferred Stock

The Company is authorized to issue 5,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock

In March 2006, the Company’s Initial Stockholders purchased 1,753,496 post stock dividend and reverse stock split shares of the Company’s common stock for an aggregate $25,000.

During May 2006, certain of the Initial Stockholders purchased 371,504 post stock dividend and reverse stock split shares of the Company’s common stock for an aggregate $4,000. At the date of sale in May 2006, management determined the fair value of the Company’s common stock to be $7.28 per share. This determination of value was based on management’s evaluation of the value of common stock of similar companies, which had recently completed an initial public offering whose common stock had begun separate trading from the warrants. As a result, the Company recorded a charge of $2,700,549 to the statement of operations for the difference between the fair market value of the common stock sold of $2,704,549 and the $4,000 price paid by the Initial Stockholders in May 2006.

On July 5, 2006, certain of the May 2006 Initial Stockholders’ purchase of 371,504 post stock dividend and reverse stock split shares was rescinded in its entirety by mutual agreement of the Company and the Initial Stockholders. At the date of rescission, management re-evaluated the current fair value of the Company’s common stock and determined the fair value to be $7.28 per share as no events had occurred since the date of sale which would provide another indication of value and the Company’s circumstances were substantially the same as in May 2006. Accordingly, on July 5, 2006 the Company recorded the $2,704,549 value of the shares rescinded and reacquired to treasury stock and a $2,700,549 credit to additional paid-in capital based on the difference between fair market value of the common stock rescinded and the $4,000 price paid by the Company for such shares. Upon receipt, such shares were then immediately cancelled by the Company which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital and common stock.

On July 20, 2006, certain Initial Stockholders returned an aggregate of 312,500 shares of the Company’s common stock to the Company for cancellation. At the date of return and cancellation, management re-evaluated the current fair value of the Company’s common stock and determined the fair value to be $7.28 per share as no events had occurred which would provide another indication of value and the Company’s circumstances were substantially the same as on July 5, 2006 when the Company performed its last valuation. Accordingly, on July 20, 2006, the Company recorded the $2,275,000 value of the shares contributed to treasury stock and a $2,275,000 corresponding credit to additional paid-in capital. Upon receipt, such shares were then immediately cancelled by the Company which resulted in the retirement of the treasury stock and a corresponding charge to additional paid-in capital and common stock.

WARRANTS AND OPTION TO PURCHASE COMMON STOCK

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period

Millennium India Acquisition Company Inc.
Notes to Financial Statements

commencing on the later of: (a) completion of a Business Combination and (b) July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Private Warrants

On June 30, 2006, the Company sold to certain of the Initial Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”), for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination. Additionally, such individuals will waive their right to receive distributions in the event of the Company’s liquidation prior to a Business Combination with respect to the shares of common stock underlying such Private Warrants. Based on certain circumstances in this transaction, the Private Warrant holders may have the right to rescind their purchases, which would require the Company to refund up to an aggregate of the purchase price paid for the Private Warrants. Due to the uncertainty related to the rescission rights regarding the Private Warrants, the Company has recorded the proceeds received from the purchase of Private Warrants in the private placement as temporary equity, outside of stockholders’ equity.

As the proceeds from the exercise of the Public Warrants and Private Warrants will not be received until after the completion of a Business Combination, the expected proceeds from the exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.

Unit Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit. The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units to be sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy

Millennium India Acquisition Company Inc.
Notes to Financial Statements

its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

PART I – FINANCIAL INFORMATION

Millennium India Acquisition Company, Inc.

Condensed Balance Sheets

	June 30, 2007	December 31, 2006
ASSETS	(unaudited)	(Note 2)
Current Assets:
Cash and cash equivalents	$1,241,933	$443,516
U.S. Government Securities held in Trust Fund	57,161,795	57,004,924
Total current assets	58,403,728	57,448,440
Deferred acquisition costs	153,166	-
Other assets	13,110	14,314
Total assets	$58,570,004	$57,462,754

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$670,213	$101,364
Accrued acquisition costs	116,546	-
Income taxes payable	339,090	194,000
Deferred underwriting fees	1,557,500	1,557,500
Total current liabilities	2,683,349	1,852,864
Common stock, subject to possible conversion to cash (1,449,275 shares at conversion value) (Note 4)	11,419,500	11,326,834
Value of private placement warrants, subject to possible rescission	2,250,000	2,250,000

Commitments

Stockholders’ Equity:
Preferred stock, par value $.0001 per share, 5,000 shares authorized, 0 shares issued	-	-
Common stock, par value $.0001 per share, 45,000,000 shares authorized, 7,613,225 shares issued and outstanding (excluding 1,449,275 shares subject to possible conversion)	761	761
Additional paid-in capital	44,278,499	44,371,165
Accumulated deficit	(2,062,105)	(2,338,870)
Total stockholders’ equity	42,217,155	42,033,056
Total liabilities and stockholders’ equity	$58,570,004	$57,462,754

See Accompanying Notes to Condensed Financial Statements

Millennium India Acquisition Company, Inc.
Condensed Statements of Operations

	For the six months ended June 30, 2007	From inception (March 15, 2006) to June 30, 2006
Revenue:	(unaudited)	(unaudited)
Interest income	$17,119	$-
Interest income on Trust Fund	1,498,264	-
Total revenue	1,515,383	-

Operating expenses:
General and administrative expenses	1,093,528	-
Formation and operating costs	-	37,712
Charge related to sale of common stock	-	2,700,549
Total operating expenses	(1,093,528)	(2,738,261)

Income (Loss) before provision for income taxes	421,855	(2,738,261)

Provision for income taxes	145,090	-

Net income (loss)	276,765	(2,738,261)

Accretion of Trust Fund relating to common stock, subject to possible conversion to cash (Note 4)	(92,666)	-

Net income (loss) accorded to common stockholders	$184,099	$(2,738,261)

Weighted average number of shares outstanding
Basic	7,613,225	1,812,500
Diluted	9,498,117	1,812,500

Net income (loss) per share:
Basic	$0.02	$(1.51)
Diluted	$0.02	$(1.51)

Number of shares outstanding subject to possible conversion, basic and diluted	1,449,275	-

Net income per share subject to possible conversion, basic and diluted	$0.06	-

See Accompanying Notes to Condensed Financial Statements

Millennium India Acquisition Company, Inc.
Condensed Statements of Cash Flows

	For the six months ended June 30, 2007	From inception (March 15, 2006) to June 30, 2006
OPERATING ACTIVITIES	(unaudited)	(unaudited)
Net income (loss)	$276,765	$(2,738,261)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Charge related to sale of common stock	-	2,700,549
Changes in operating assets and liabilities:
Accrued interest income on Trust Fund	(156,871)	-
Other assets	1,204	-
Deferred acquisition costs	(36,620)	-
Accounts payable and accrued expenses	568,849	40,514
Income taxes payable	145,090	-
Net cash provided by operating activities	798,417	2,802

FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	-	29,000
Proceeds from notes payable to initial stockholders	-	144,000
Proceeds from sale of warrants	-	2,250,000
Payment of registration costs		(142,403)
Net cash provided by financing activities	-	2,280,597

Net increase in cash and cash equivalents	798,417	2,283,399

Cash and Cash Equivalents
Beginning of period	443,516	-
End of period	$1,241,933	$2,283,399

Supplemental disclosure of non-cash activity:
Accrued acquisition costs	$116,546	$-
Accrued registration costs	$-	$356,462

See Accompanying Notes to Condensed Financial Statements

Millennium India Acquisition Company Inc.
Notes to Condensed Financial Statements

NOTE 1 –	DISCUSSION OF THE COMPANY’S ACTIVITIES

Organization and activities– Millennium India Acquisition Company Inc. (the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”).

On May 12, 2007, the Company entered into two substantially identical share subscription agreements to acquire a 14.9% equity interest in each of SMC Global Securities Limited and SAM Global Securities Limited, that collectively comprise the SMC Group of Companies (“SMC”), for the aggregate fixed sum of INR 1,638,996,077, or approximately $40.57 million at an exchange rate of $1.00 = INR 40.40 as of August 9, 2007 using the Noon Buying Rate of the Federal Reserve Bank of New York.  On June 6, 2007, the Company acquired options, exercisable within one month of the closing of the share acquisition transaction, to require SMC to initiate regulatory approval proceedings that would permit SMC to issue Global Depositary Shares, in which issuance the Company has the right to subscribe to such number of Global Depositary Receipts as would provide the Company, on conversion of the Global Depositary Shares into equity shares, at the same valuation, with an additional 6% equity interest in SMC.

NOTE 2 –	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Interim Financial Statements– The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial information. Accordingly, the financial statements do not include all information and notes required by accounting principles generally accepted in the United States of America for complete annual financial statements. In the opinion of our management, the accompanying unaudited condensed financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2007 or for any subsequent period. These unaudited condensed financial statements should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2006 included in its annual report on Form 10-K filed with the SEC on March 30, 2007. The balance sheet data as of December 31, 2006 is derived from those audited financial statements.

Cash and Cash Equivalents– Cash and cash equivalents are deposits with financial institutions as well as short term money market instruments with maturities of three months or less when purchased.

Deferred Acquisition Costs– Costs related to proposed acquisitions are capitalized.  In the event the acquisition does not occur, the costs are expensed.

Net Income (Loss) Per Share – Basic income (loss) per share is computed by dividing the income by the weighted average common shares outstanding for the period. Diluted income (loss) per share is computed similar to basic income (loss) per share except that the weighted average shares outstanding is increased to include additional shares from the assumed exercise of warrants, if dilutive. The number of additional shares is calculated by assuming that the outstanding warrants were exercised and that the shares of common stock underlying the warrants were acquired at the average market price during the reporting period.

Income Taxes– The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109 “Accounting for Income Taxes”. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Reclassifications– Certain prior period amounts have been reclassified to conform to the current period presentation.

Millennium India Acquisition Company Inc.
Notes to Condensed Financial Statements

Use of Estimates– The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements–  In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return. FIN 48 also provides guidance in derecognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have an effect on the Company’s balance sheets, statements of operations or cash flows.

In September 2006, the FASB issued Statement No. 157 “Fair Value Measurements” (“SFAS No. 157”).  This Statement provides guidance for using fair value to measure assets and liabilities. The standard also responds to investors’ requests for expanded information about the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company does not believe the adoption of SFAS No. 157 will have a material impact, if any, on its financial statements.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”).  SFAS No. 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities.  SFAS No. 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur.  SFAS No. 159 is effective for fiscal years after November 15, 2007.  SFAS No. 159 also allows early adoption provided that the entity also adopts the requirements of SFAS No. 157.  The Company does not believe the adoption of SFAS No. 159 will have a material impact, if any, on its financial statements.

NOTE 3 –	INCOME TAXES

No provision for state and local income taxes has been made since the Company was formed as a vehicle to effect a Business Combination and, as a result, does not conduct operations and is not engaged in a trade or business in any state. The Company records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of the deferred tax assets depends on the ability to generate sufficient taxable income of the appropriate character in the future and in the appropriate taxing jurisdictions.

NOTE 4 –	STOCKHOLDERS’ EQUITY

For the six months ended June 30, 2007 Trust Fund interest income accretion of $92,666 was allocated to common stock, subject to possible conversion to cash on the accompanying condensed balance sheets and a corresponding debit of $92,666 was recorded to additional paid-in capital.

ANNEX A

SHARE SUBSCRIPTION AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SMC GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

Dated ___ day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHARE SUBSCRIPTION AGREEMENT

1.	DEFINITIONS AND INTERPRETATION	3

2.	SUBSCRIPTION ON COMPLETION DATE	8

3.	CONDITIONS PRECEDENT	9

4.	COMPLETION	10

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS	12

6.	REPRESENTATIONS AND WARRANTIES	13

7.	INDEMNITY	14

8.	CO-OPERATION	16

9.	RESOLUTION OF DISPUTES	17

10.	GOVERNING LAW	18

11.	NOTICES	18

12.	TERM	19

13.	CONFIDENTIALITY AND PUBLICITY	19

14.	AUTHORIZED PERSON	20

15.	TERMINATION	20

16.	MISCELLANEOUS PROVISIONS	22

SCHEDULE 1 — PROMOTER AND PROMOTER GROUP		26

SCHEDULE 2 — COMPANY AND SMC GROUP COMPANIES		27

SCHEDULE 3 — POST COMPLETION SHAREHOLDING STRUCTURE		28

SCHEDULE 4 — CONDITIONS PRECEDENT		30

SCHEDULE 5 — RESTRICTED ACTIONS		33

SCHEDULE 6 — CONDITION SUBSEQUENT		35

SCHEDULE 7 — REPRESENTATIONS AND WARRANTIES		36

SCHEDULE 8 — PRE-COMPLETION SHAREHOLDING OF SMC GROUP COMPANIES		53

SCHEDULE 9 — LIST OF REGULATORY APPROVALS		56

SCHEDULE 10 — LIST OF CLOSING DELIVERABLES		57

ANNEXURE 1 — FORM OF SHAREHOLDERS AGREEMENT		58

ANNEXURE 2 — FORM OF NO OBJECTION LETTER		59

ANNEXURE 3 — DISCLOSURE SCHEDULE		61

ANNEXURE 4 — INVESTOR DISCLOSURE SCHEDULE		62

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SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as on this ______ day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns);AND

(2)
SMC GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi (hereinafter referred to as “Company”);AND

(3)	MR. S.C. AGGARWAL (“Promoter No.1”), son of Mr. M. G. Aggarwal, Indian inhabitant, residing at C-335, Saraswati Vihar, New Delhi - 110088 ; AND

(4)	MR. M.C. GUPTA (“Promoter No.2”), son of Mr. S.S. Gupta, Indian inhabitant residing at C-39, Anand Vihar I.P. Extention, New Delhi – 110 092; AND

(5)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1 and Promoter No.2 are collectively referred to as “Promoters”.

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W H E R E A S:

A.
The Company is in the business of dealing in security market as stock broker, distribution of mutual fund units, IPO distribution and has made an application to Securities and Exchange Board of India for registration as portfolio manager. The Company through SMC Group Companies (defined below) is engaged in the business of commodities trading, insurance broking, merchant banking as more specifically defined in Schedule 2 of this Agreement;

B.	On the request of the Company and the Promoters, the Investor proposes to invest in the Company in accordance with the terms and subject to the conditions of this Agreement;

C.
The subscription to the Subscription Shares (defined below) by the Investor shall be in accordance with the terms and subject to the conditions of this Agreement and the number of Subscription Shares (defined below) shall be such, that post subscription and acquisition of Subscription Shares of the Company, the Investor shall be the direct, legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company on a fully diluted basis and indirect proportionate shareholder in the SMC Group Companies as contemplated in Schedule 3;

D.	The Parties hereto wish to record in the manner herein mentioned the terms and conditions on which the Investor shall subscribe to and acquire the Subscription Shares of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions:

In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

i.	‘Act’ shall mean the Indian Companies Act, 1956.

ii.
‘Affiliate’ in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary.

iii.
‘Agreement’ shall mean this Share Subscription Agreement together with the schedules, Disclosure Schedule, and annexure thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement.

iv.
‘Alternative Transaction’ shall mean (a) (i) any direct or indirect acquisition or purchase of any Securities of the Company or SMC Group Companies (including but not limited to, a subscription for new Securities or purchase of existing Securities, unless otherwise contemplated in this Agreement) or any tender offer or exchange offer or irrevocable contribution in favor of any Person, (ii) any direct or indirect acquisition or purchase of any material assets of the Company or SMC Group Companies (unless otherwise agreed in writing by the Investor), other than in the Ordinary Course of Business; or (b) any merger, consolidation, business combination, sale of a material portion of the assets, recapitalization, liquidation, dissolution, incurrence of material indebtedness or similar transaction involving the Company or SMC Group Companies; or (c) any other transaction the consummation of which would prevent or materially delay the transactions contemplated hereby.

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v.
‘Applicable Law’ shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority.

vi.	‘Authorised Dealer’ shall mean ICICI Bank Limited or such other bank as is notified to the Investor by the Company.

vii.
‘Bankruptcy Matter’ shall mean any matter in connection with any liquidation; dissolution; reorganization; winding up; readjustment of debts; insolvency; bankruptcy; suspension of payments, inability to repay debts as such debts become due within the meaning of Section 434 of the Companies Act; general assignment for the benefit of creditors; administration or re-organization; action to appoint or application for a consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator, administrator, operating agency or similar officer for all or any part of a Person’s assets or revenues; a case of Proceeding under any applicable suspension of payments or bankruptcy laws or regulations; or a petition seeking to take advantage of any Applicable Laws providing for relief of debtors.

viii.	’Business’ means the business carried on by the Company including the business carried on by each of the SMC Group Companies.

ix.
‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

x.
‘Completion’ shall mean completion of the events specified in Clause 4.3 below and the Investor being registered as a member in respect of the Subscription Shares in the register of members of Company.

xi.	‘Completion Date’ shall mean date mentioned in Clause 4.3 hereof.

xii.	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

xiii.
 ‘Derivative Securities’ of a Person shall mean any subscriptions, options, debentures, bonds, conversion rights, warrants, phantom stock rights or similar agreements, Securities or commitments of any kind obligating such Person to issue, grant, deliver or sell or cause to be issued, granted, delivered or sold (i) any shares or Securities of such Person; (ii) any Securities convertible into or exchangeable for any shares of such Person  or (iii) any rights to participate in the equity of such Person or to participate in or direct the election of any directors or officers of such Person.

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xiv.	‘Effective Date’ shall mean the date of signing this Agreement by the Parties.

xv.
‘Encumbrances’ shall mean any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

xvi.
‘Environment Law’ shall mean any Applicable Law pertaining to land use, air, soil, surface water groundwater (including the protection, cleanup, removal, remediation or damage thereof), public of employee health or safety or other environmental matter and any Applicable Law.

xvii.
‘Fully Diluted’ shall mean the total of all classes and series of Company or SMC Group Companies shares outstanding combined with all Derivative Securities (including both issued and un-issued), approved stock incentive plans for the employees and convertible Securities of all kinds and effect of any anti-dilution protection regarding previous financings, all on an “as if converted” basis.

xviii.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities.

xix.
‘Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited, (vii) SAM Global Securities Limited.

xx.	‘INR’ or ‘Rs’ or ‘Rupees’ shall mean the lawful currency of India.

xxi.
‘Indian GAAP’ shall mean the generally accepted accounting principles recommended by the Institute of Chartered Accountants of India and where there are no such principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with past practices of Company and SMC Group Companies.

xxii.	‘Investor’s Dubai Subsidiary’ shall mean the company proposed to be formed under the laws of the United Arab Emirates and Controlled by the Investor.

xxiii.
‘Knowledge’ as used with respect to Company or SMC Group Companies shall mean matters as to which any of Promoters or any director, officer manager or employee of Company or SMC Group Companies has knowledge or matters which are not actually known but could have been known by such Persons based upon reasonable inquiry in the course of business or in connection with the verification of the representations and warranties under the Agreement.

xxiv.
‘Liabilities’ shall mean any and all current liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

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xxv.
“Licenses” shall mean all approvals, licenses, permits and other authorizations issued by central, state or local Government Authorities and required for the Business of the Company or SMC Group Companies.

xxvi.
‘Material Adverse Effect’ shall mean the occurrence or reasonably likely occurrence of any event, change, circumstance or effect that individually or in the aggregate (taking into account all other such events, changes, circumstances or effects), is or is reasonably likely to (a) have a material adverse effect to the financial conditions, properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Company or SMC Group Companies, or (b) materially hinder or delay Company’s or SMC Group Companies ability to consummate the transactions contemplated herein, or (C) materially hinder Company’s or SMC Group Companies ability to operate its business substantially in the manner previously conducted following the Completion.

xxvii.
‘Ordinary Course of Business’ shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SMC Group Companies, as the case may be.

xxviii.	‘Party’ shall mean the Investor, the Promoters or the Company referred to individually and ‘Parties’ shall mean the Investor, the Promoters and the Company referred to collectively.

xxix.
‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

xxx.	‘Proceeding’ shall mean any action, suit, charge, hearing, claim, legal quasi-judicial, administrative, regulatory, arbitration or other alternative dispute resolution proceeding or investigation.

xxxi.
‘Proprietary Rights’ shall mean (i) Indian and foreign patents, patent applications, patent disclosures and improvements thereto; (ii) Indian and foreign trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names and corporate names, the goodwill associated therewith, and the registrations and applications for registration thereof; (iii) United States and foreign copyrights, and the registrations and applications for registration thereof; (iv) computer software (including source and object code) and related specifications, flow charts and other documentation; and (v) confidential information, trade secrets, inventions (whether patentable or not), business information, customer lists, know-how, technology; and all documentation relating to any of the foregoing.

xxxii.
‘Representations and Warranties’ shall mean the representations, warranties covenants and undertakings given by the Company and/or the Promoters in this Agreement for themselves and for SMC Group Companies.

xxxiii.	‘Securities’ shall have the meaning provided to the term under Section 2(h) of the Securities Contract (Regulation) Act, 1956.

xxxiv.	‘Shares’ or ‘Equity Shares’ shall mean the equity shares of the Company.

xxxv.	‘Shareholder’ or ‘Shareholders’ shall mean any Person who holds any Shares.

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xxxvi.	‘Shareholders Agreement’ shall mean the Shareholders Agreement to be executed between the Parties hereto in a form and manner annexed hereto as Annexure 1.

xxxvii.
 ‘SMC Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited more specifically defined in Schedule 2.

xxxviii.
‘Subscription Shares’ shall mean 1,314,054 Equity Shares of the Company to be subscribed to and acquired by the Investor at a total consideration of INR  1,376,905,203 constituting 14.90% of the Fully Diluted issued and paid-up share capital of the Company post Completion representing more specifically the Fully Diluted shareholding as set out in Schedule 3.

xxxix.
‘Tax’ and, collectively ‘Taxes’ shall mean any and all foreign, central, state, municipal and local (or equivalent) taxes of any country, assessments and other governmental charges, customs duties, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits sales, service, use and occupation, and value added, ad valorem, stamp duty, stamp transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for Taxes of a predecessor entity.

xl.
‘Tax Return’ shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

xli.	‘US GAAP’ shall mean the generally accepted accounting principles in the United States.

xlii.	‘Warrantors’ shall mean the Company and the Promoters for themselves and on behalf of SMC Group Companies and ‘Warrantor’ means any one of them.

1.2.	Other Defined Terms:

i.	‘Business Days’ means the days on which the banks are open for business in New Delhi.

ii.	‘Dispute’ shall have the meaning as ascribed to it in Clause 9.1 of this Agreement.

iii.	‘Losses’ shall have the meaning as ascribed to it in Clause 7.1 of this Agreement.

1.3.	Interpretation:

i.	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

ii.	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

a.	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

b.	All statutory instruments or orders made pursuant to a statutory provision; and

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c.	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

d.	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

e.
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

f.	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

g.	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

h.
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

i.	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

j.	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

k.
Reference to “Investor” shall unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital of the Company, the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included.

l.	The words “include” and “including” shall be construed without limitation.

2.	SUBSCRIPTION ON COMPLETION DATE

2.1.
Subject to the terms and conditions set forth in this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company under this Agreement, the Investor agrees on the Completion Date to subscribe for and the Company agrees to issue and allot to the Investor the Subscription Shares of face value of INR10/- each at issue price of INR 1,047.83/- each aggregating to an amount of INR 1,376,905,203 such that post acquisition of Subscription Shares of the Company, the Investor is the legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company and indirect shareholder of SMC Group Companies as set out in more detail at Schedule 3. The consideration to be paid for Subscription Shares shall be referred to as the Investment Amount (“Investment Amount”).

2.2.
The Subscription Shares shall be acquired by Investor on Completion Date free from all Encumbrances and together with all rights, title and interests now or hereafter attaching thereto. The Investment Amount shall be fixed and firm and shall not be subject to escalation unless mutually agreed upon in writing between the Parties hereto.

2.3.
All payments under this Agreement shall be paid in Indian Rupees and shall be by way of pay order or banker’s draft drawn on scheduled bank in India or by way of telegraphic transfer to such account as may be notified to the Investor.

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2.4.
The Subscription Shares shall rank pari pasu with the existing issued Equity Shares of the Company with respect to all stock activities including but not limited to voting rights, dividends and rights issuance.

3.	CONDITIONS PRECEDENT

3.1.
The Parties agree that the obligation of the Investor to acquire the Subscription Shares, is conditional upon the fulfillment of the conditions stipulated in Schedule 4 hereto to the satisfaction of the Investor, unless specifically waived in writing by the Investor and the Representations and Warranties continue to be true and correct on the Completion Date.

3.2.
If the Conditions Precedent mentioned in Schedule 4 are not fulfilled or satisfied or waived in writing by the Investor on or before 165 days from the Effective Date or such other date as may be mutually agreed between the Parties in writing, the Investor shall have the right to terminate this Agreement forthwith.

3.3.
The Promoters and the Company shall co-operate and provide all information and assistance to the Investor and/or its advisors and authorised representatives as reasonably requested by the Investor to enable them to verify the records/documents of the Company and SMC Group Companies, including as may be required for the purposes of the proxy statement filed by the Investor in accordance with the requirements of the laws of United States.

3.4.
Conduct Prior to Completion: During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Completion, the Promoters and the Company agree (except to the extent expressly contemplated by this Agreement or as consented to in writing by Investor) that Company and SMC Group Companies shall and Promoters shall cause the Company and SMC Group Companies to and shall ensure that each of the Company and SMC Group Companies shall, (i) carry on its business in the Ordinary Course of Business; (ii) pay its debts and taxes when due, subject to good faith disputes over such debts or Taxes, (iii) pay or perform other obligations when due, subject to good faith disputes; and (iv) use all reasonable efforts to preserve intact its present business organizations, and preserve its relationship with clients, lessors, licensors and others having business dealings with it, to the end that its goodwill and ongoing ability to provide services shall be unimpaired at the Completion. The Promoters agree to promptly notify the Investor of any event or occurrence not in the Ordinary Course of Business, and of any event which, in the opinion of the Company and/or the Promoters could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, except as expressly contemplated by this Agreement, the Company shall not and the Promoters shall cause the Company and SMC Group Companies not to and shall ensure that Company and SMC Group Companies do not engage in any of the actions set out at Schedule 5, without the prior written consent of Investor which may be withheld in its sole discretion.

3.5.	No Solicitation on Promoters, Company and SMC Group Companies.

i.
From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement, the Company, SMC Group Companies and each of the Promoters shall not and the Promoters shall ensure that the Company and SMC Group Companies shall not directly or indirectly through any officer, director, employee, representative or agent of the Promoters or the Company or SMC Group Companies or otherwise, (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to an Alternative Transaction; (ii) engage or participate in negotiations or discussions concerning, or provide any information to any Person with respect to, or afford any access to the properties, books or records of Company or SMC Group Companies, or take any other action to facilitate any inquiries or the making of any proposal that may reasonably be expected to lead to an Alternative Transaction; or (iii) authorize, agree into, accept, approve or recommend any agreement or understanding with respect to any Alternative Transaction. The Promoters, the Company and SMC Group Companies have terminated all and any pending discussions or negotiations relating to any Alternative Transaction and represent and warrant that they had the legal right to terminate such discussions without payment of any fee or other penalty.

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ii.
The Company, the SMC Group Companies and the Promoters shall immediately notify the Investor (and no later than 24 hours) after (a) receipt by the Promoters or the Company or the SMC Group Companies (or its advisors) of Knowledge of any Alternative Transaction, or (b) if any discussions are sought to be initiated with regard to any Alternative Transaction, or (c) receipt of any request for information or for access to the properties, books or records of Company or SMC Group Companies by any Person that intends to enter into or has entered into an Alternative Transaction. Such notice shall be made orally and in writing and shall communicate to Investor the identity of the Person making such request or inquiry and any other terms of such request or inquiry and any other terms of such request or inquiry.

iii.
It is acknowledged and agreed between the Parties that the Subscription Shares are not an ordinary article of commerce and are of special value of interest to the Investor and any breach or violation of the provisions of this Clause 3.5 shall cause to Investor irreparable harm and damages for which payment in damages shall not constitute adequate relief, and that therefore, without prejudice to any and all other rights and remedies the Investor may have, the Investor shall be entitled without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.5. Provided, however, that any sum payable to the Investor under this section as liquidated damages, compensation or costs shall not exceed US$ 2 million.

3.6.
No Solicitation by Investor. From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement the Investor shall not directly or indirectly solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to any acquisition or subscription or purchase of Securities of any company in India engaged in similar line of Business. Any breach of this clause 3.6 by the Investor shall cause irreparable harm and damages to the Promoters and the Company for which payment in damages shall not constitute adequate relief and therefore without prejudice to any and other rights available to the Company and the Promoters, the Company and the Promoters shall be entitled jointly without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.6 provided that the Promoters and the Company can jointly claim actual liquidated damages, compensation or  costs incurred to the extent of US$ 2 million.

4.	COMPLETION

4.1.
The Promoters and the Company shall notify the Investor of the fulfillment of the Company Conditions Precedent and provide to the Investor, all the requisite documents evidencing fulfillment of such Conditions Precedent applicable to the Promoters and/or the Company and/or SMC Group Companies. The Investor through its advisors/counsel shall then satisfy itself as to the fulfillment of the Company Conditions Precedent. The Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfillment of any of the Company Conditions Precedent applicable to the Promoters and/or the Company and/or the SMC Group Companies.

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4.2.
 In case the Investor notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfill the unfulfilled Conditions Precedent on receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfillment of that Condition Precedent. The procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfillment of all Company Conditions Precedent applicable to the Promoters and/or Company and/or SMC Group Companies, to the satisfaction of the Investor.

4.3.
Upon fulfillment of all the Conditions Precedents to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the subscription and purchase of Subscription Shares to the Investor (‘Completion’) in the manner provided in this Clause 4 and shall agree upon a date on which the Completion shall take place. The date so agreed between Investor, the Company and the Promoters shall hereinafter be referred to as the ‘Completion Date’, which in any case shall not be later than 165 days from the Effective Date. This date may however be extended upon mutual agreement between the Parties.

4.4.
The Completion shall take place at the time and place mutually agreed between the Parties and on simultaneous completion of the following actions and receipt of the Investment Amount as indicated in Clause 4.5:

i.	The Promoters shall convene meeting of the Board of Directors of the Company, wherein the Board shall pass the following resolutions:

ii.	Approve issue and allotment of Subscription Shares.

iii.	Appoint one nominee of Investor as director.

iv.	Enter the name of the Investor as the legal and beneficial owner of the Subscription Shares free of all Encumbrances, in the register of members of the Company.

v.	Notify/intimate regulatory authorities as required under Applicable law.

4.5.
The Promoters shall convene meeting of the Board of Directors and/or shareholders as may be required under Applicable Law for the SMC Group Companies, wherein the Board of Directors and the shareholders of respective companies shall pass the following resolutions:

i.	Noting the indirect change in the shareholding, pursuant to investments made by Investor in the Company and reflecting the proposed shareholding as contemplated under Schedule 3.

ii.	Pass necessary board resolutions, shareholders resolution and take such actions as may be necessary to adopt the revised Articles of Association as set out in Schedule 4 of the Shareholders Agreement.

iii.	Notify/intimate regulatory authorities as required under Applicable law.

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4.6.	The Promoters shall deliver and cause the Company and SMC Group Companies to deliver, wherever required, the following documents to the Investor:

i.
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date;

ii.	Original share certificates evidencing the Subscription Shares or credit of the Subscription Shares in the depository account provided by the Investor to the Company; and

iii.	Other documents as specifically identified as Schedule 10.

4.7.
Simultaneously upon completion of all the steps contemplated in Clause 4.4 above (but prior to the issue of share certificate or credit of the Subscription Shares in the depository account provided by the Investor to the Company), the Investor shall remit the Investment Amount, for credit to the account of the Company as intimated to the Investor in accordance with Clause 2.3.

4.8.	Immediately after subscription and purchase of Subscription Shares by the Investor, the shareholding pattern of the Company and the SMC Group Companies shall be as set out in Schedule 3.

4.9.
The Parties agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in this Clause 4 on the Completion Date are completed on the same day unless otherwise specifically agreed in writing by the Parties.

4.10.
Notwithstanding the provisions of Clause 4.7, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS

5.1.
The Investor’s obligation to subscribe for and purchase of Subscription Shares at the Completion is subject to the fulfillment after the Completion of each of the conditions as set out in Schedule 6, unless waived in writing by such Investor at the Completion.

5.2.
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SMC Group Companies.

5.3.
Ethical Business Practices. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies shall ensure that the business practices of Company and SMC Group Companies are ethical and in accordance with Applicable Laws.

5.4.
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies/SAM Global Securities Limited or SMC Group Companies/SAM Global Securities Limited on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

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5.5.
Financial and accounting records. The Company and SMC Group Companies shall maintain true and accurate financial and accounting records of all operations in accordance with Indian GAAP, and in accordance with all relevant Indian statutory and accounting standards and the policies from time to time adopted by the respective Board of Directors. The financial statements and accounts of Company and SMC Group Companies shall be prepared in English and shall be audited on an annual basis.

5.6.
Inspection & Audit Rights of Investor. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SMC Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SMC Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents.

5.7.
Listing of Subscription Shares. Company shall take necessary steps and the Promoters shall ensure that the Company makes necessary applications and ensure that the Subscription Shares of the Investors are listed on the regional stock exchanges where the Equity Shares of the Company are currently listed as soon as possible after Completion.

5.8.
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of SAM Global Securities Limited with the Company, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of the Company, provided that, the Investor acquires 14.90% of the issued and paid-up share capital of SAM Global Securities Limited, pursuant to the Share Subscription Agreement executed between the Promoters of SAM Global Securities Limited, SAM Global Securities Limited and the Investor. It is clarified that such shareholding may not be maintained if the Investor divests its shareholding in the Company or SAM Global Securities Limited after Completion.

5.9.
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

6.	REPRESENTATIONS AND WARRANTIES

6.1.
True and Accurate: The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Part 1 of Schedule 7 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

6.2.
Investor Representation: The Investor hereby represents and warrants that subject to the fulfillment of the Condition Precedent to this Agreement, it has the corporate power and authority to execute, delivers and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by the Investor of this Agreement has been duly authorized and approved by its board of directors. Investor additionally makes the representations and warranties as set out in this Clause and Part 2 of Schedule 7, is true now and will be true and accurate at the Completion Date.

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6.3.
Separate and Independent: Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

6.4.
Knowledge: If any Representation or Warranty is qualified by Knowledge, then it means that the Representation or Warranty has been made to the Knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed Knowledge.

6.5.
Undertaking: None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

6.6.
Notification of breach: Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:

i.	would render any of the Representations and Warranties to be inaccurate;

ii.	in the Knowledge of the Warrantors has, or is likely to have, a Material Adverse Effect on the Company or SMC Group Companies.

6.7.	Survival: The Representations and Warranties provided in this Agreement shall survive the Completion Date for a period of three (3) years.

6.8.
Investor’s Reliance. The Company and the Promoter hereby agree and acknowledge that the Investor has agreed to subscribe to the Subscription Shares inter alia relying upon the Representations and Warranties.

7.	INDEMNITY

7.1.
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

i.
any willful misrepresentation or false information in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor (other than relating to forward looking statement and future projections or disclosed in the Disclosure Schedule) in connection with or pursuant to this Agreement;

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ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

iii.
any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the business or operations of the Promoters or the business of the Company or SMC Group Companies prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule;

iv.
any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule.

v.	Irrespective of any disclosures made in the Disclosure Schedule, any Losses arising out of the termination of license obtained by the Company from National Stock Exchange

7.2.
Limitation of Liability. The Company’s and the Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 shall not exceed an amount equal to the Investment Amount. Provided further that, Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.  Further, for the purposes of this Clause 7.1 and Clause 7.3, the term Promoters shall only include: (i) Mr. M.C. Gupta, (ii) Mr. S.C. Gupta, (iii) Mrs. Sushma Gupta, and (iv) Mrs. Hemlata Aggarwal and no other Promoters as indicated in the Promoter Group.

7.3.
Any compensation or indemnity as referred to in Clause 7.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

7.4.
The Investor shall not assume in any manner, any responsibility or liability whatsoever in respect of the business of the Company, the SMC Group Companies, or its operations or activities, to any Person, firm, the company, body corporate or other entity and any authority, whether central, state, local, municipal or otherwise, in respect of any time prior to or after the Completion Date, nor assume any responsibility or liability for any non-compliance, of any Applicable Law, rules, regulations, any monetary or other liability.

7.5.	Procedure for Indemnification:

i.
The Investor Indemnified Party shall give notice to the Indemnifying Part of any Claim, specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

ii.
With respect to Claim solely between the parties hereto, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have fifteen (15) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Investor Indemnified Party agrees to make available to the Indemnifying Party to substantiate the Claim. If the Investor Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the fifteen (15) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Investor Indemnified Party and the Indemnifying Part do not agree within the fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the parties agree or remains undisputed, and the Investor Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

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iii.	Third-Party Claims: The obligations and liabilities of each party to this Agreement under Clause 7.1 hereof related to Third-Party Claims shall be subject to the following terms and conditions:

a.
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Investor Indemnified Party, the Investor Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Investor Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Investor Indemnified Party; provided, however, that (i) the Investor Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Investor Indemnified Party’s judgment a conflict of interest exists, such Investor Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

b.
If within thirty (30) days after written notice to the Investor Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Investor Indemnified Party against such Third Party Claim, the Investor Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

iv.
Each Party shall provide the other with access to all records and documents within the first named party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the other Party with respect to defending any Third-Party Claim.

7.6.
Other Rights and Remedies Not Affected: The Parties hereto acknowledge and agree that damages alone would not provide an adequate remedy for any breach or threatened breach of the provisions of this Agreement and therefore that, without prejudice to any and all other rights and remedies the Investor may have (including but not limited to, damages), the Investor shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Agreement. The remedies set forth in this Clause 7 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

8.	CO-OPERATION

8.1.
The Parties shall use their best efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transaction contemplated by this Agreement.

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8.2.
The Promoters, Promoter Group and the Company, in so far as the SMC Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SMC Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

9.	RESOLUTION OF DISPUTES

9.1.
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

9.2.
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to conciliation for resolution of the said Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to the Parties. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

9.3.
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Centre. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

i.	The place of the arbitration shall be Singapore.

ii.	The proceedings of arbitration shall be in the English language.

iii.
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

iv.	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

v.	The Indian courts shall have exclusive jurisdiction.

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10.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

11.	NOTICES

11.1.
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Mr. F. Jacob Cherian
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632

With a copy to:

(i)	Ira Roxland
Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 222 2284 1800

The Company:      SMC Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi - 110002
Tel:	011-30111000
Facsimile:	011-23263297

The Promoter No.1:   Mr. S.C Aggarwal
Address:	C-335, Saraswati Vihar, New Delhi - 110088
Tel:	011 - 3111000
Facsimile:	011 - 23263297

The Promoter No.2:   Mr. M.C Gupta
Address:	C-39, Anand Vihar, I.P. Extention, New Delhi - 110092
Tel:	011 - 3111000
Facsimile:	011 - 23263297

11.2.
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

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11.3.	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

12.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force for a period of three years unless:

(i)	terminated in accordance with the provisions of this Agreement, or

(ii)
the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included, whichever is earlier.

13.	CONFIDENTIALITY AND PUBLICITY

13.1.
The Parties recognize that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall use their best efforts to keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

i.	was developed independently by the Parties;

ii.	was known to the Party prior to its disclosure by the disclosing Party;

iii.	has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

iv.	may be required in any report, statement or test, the Company submitted to any governmental or regulatory body;

v.	may be required in response to any summons or subpoena or in connection with any litigation; or

vi.	may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

Provided that prior to any disclosure in respect of a request to disclose confidential information under subclauses (iv), (v) and (vi), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

13.2.
Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and the Promoter, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party.

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13.3.
Publicity. Except as required by Applicable Law, the Company, Promoters and the Investor (or any of their respective Affiliates) shall not, and the Promoters shall cause the Company not to, without the prior written consent of each other Party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. Prior to making any public disclosure required by Applicable Law, the disclosing party shall consult with the other Parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release.

14.	AUTHORISED PERSON

For the purposes of this Agreement, the SMC Group Companies and Promoter Group shall be represented by Mr. S.C. Aggarwal and Mr. M.C. Gupta, jointly and severally. Accordingly, the SMC Group Companies and Promoter Group hereby authorise Mr. S.C. Aggarwal and Mr. M.C. Gupta to, jointly and severally, represent and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the SMC Group Companies and Promoter Group for the proper and effective fulfillment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. S.C Aggarwal and/or Mr. M.C. Gupta shall be deemed to be acts or deeds done or documents executed by all the SMC Group Companies and/or Promoter Group, and shall be binding on all the SMC Group Companies and Promoter Group.

15.	TERMINATION

15.1.	Termination before Completion:

i.	Grounds of Termination. This Agreement may be terminated at any time prior to Completion upon the occurrence of any of the following events:

a.	By mutual written agreement of the Parties.

b.
By the Investor upon written notice to the Promoters and Company, if there shall have been: (i) a breach of any Representation and Warranty made under this Agreement, or if any Representation and Warranty shall have become untrue in any respect, or (ii) a breach by the Warrantors of any of their covenants or agreements hereunder and such breach is not cured within thirty (30) days after notice thereof by the Non-defaulting Party, or (iii) in case of Material Adverse Effect.

c.
By the Investor only, upon written notice to Promoters and Company, if any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

d.
By the Investor only, in the event the Company or any SMC Group Companies or any Promoter becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

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e.
By the Promoters only, in the event the if the Investor becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SAM Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

ii.
The Parties acknowledge and agree that Promoters must exercise the right to terminate this Agreement pursuant to Clause 15 as a group and that no individual Promoter shall have the right to exercise such right without agreement of the other Promoters.

iii.
Effect of Termination Before Closing: The provisions of Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.1(iii)shall survive the termination hereof.

15.2.	Termination after Completion.

i.	Grounds of Termination. This Agreement may be terminated after Completion as follows:

a.	If so agreed in writing by Promoters and Investors.

b.
By the Investor with immediate effect by notice in writing to the Promoters if the Company or any of the SMC Group Companies is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Company or any SMC Group Companies or if the Company or any SMC Group Companies are liquidated or dissolved.

c.
If the Promoters or Company or SMC Group Companies or any of them (the “Defaulting Party”) commits any material breach under this Agreement which has Material Adverse Effect, the Investors may terminate this Agreement with immediate effect if such material breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor

d.
By the Promoters with immediate effect by notice in writing to the Investor, if the Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Investor or if the Investor is liquidated or dissolved.

e.
By the Investor, if at any time the facts emerge indicating that the Company and / or Promoters have intentionally withheld or suppressed information or made any misrepresentations which would have had a Material Adverse Effect.

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f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SAM Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

g.
By the Investor, if within four years from the signing of this Agreement, conditions exist that would allow for a listing of the Company’s equity shares on any agreed Indian stock exchange(s) as contemplated in Clause 5.8 of the Agreement and the Company and/or the Promoters decide for reasons of their own not to seek a listing or unless such listing is postponed at the request of  the Investor.

ii.
The provisions of Clause 6 (Representation and Warranty), Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.2 (ii)shall survive the termination hereof.

16.	MISCELLANEOUS PROVISIONS

16.1.
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

16.2.
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

16.3.
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

16.4.
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

16.5.
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates without the consent of the other Parties provided that Investor shall continue to be liable for the Investment Amount, subject to terms of this Agreement, irrespective of such assignment.

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16.6.
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the subscription and purchase of Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

16.7.
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

16.8.
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, (ii) the issue of Subscription Shares to the Investor and (iii) transfer of shares in order to restructure the shareholding of SMC Group Companies as contemplated under this Agreement, shall be borne by the Company or SMC Group Companies.

16.9.
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed. However, it is agreed between the Parties that if such event continues for more than 60 (sixty) days the affected Party may terminate this Agreement thereafter, unless mutually agreed between the Parties.

16.10.
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

16.11.
Good Faith Negotiations and Further Assurances: Subject to Clause 15.1, the Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transaction, no later than sixty (60) days from the expiration of one hundred and sixty five (165) days period from the Effective Date, that (a) would result in a substantially similar outcome and (b) do not materially prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties.

16.12.
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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16.13.
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

Signature Page Follows:

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SMC Global Securities Limited

Name: Mr. F Jacob CHERIAN	Name: Mr. S.C. AGGARWAL
Title: CEO & President	Title: Chairman and
Managing Director

Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP

Mr. M.C. GUPTA	Mr. S.C. AGGARWAL

Mr. M.C. GUPTA and Mr. S.C. AGGARWAL
(for and on behalf of following companies: (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited pursuant to respective board resolution dated May      , 2007)

Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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SCHEDULE 1 -   PROMOTER AND PROMOTER GROUP

PROMOTERS

Name of Shareholders	No. of Shares	Percentage

Mahesh C. Gupta	1024850	13.66
Subhash Chand Aggarwal	1009550	13.45

PROMOTERS GROUP

Name of Shareholders	No. of Shares	Percentage
Sushma Gupta	833100	11.10
Hemlata Aggarwal	828500	11.04
Ginni Devi	220000	2.93
Madan Gopal Aggarwal	98400	1.31
Dinesh Chand Gupta	100100	1.33

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SCHEDULE 2 — COMPANY AND SMC GROUP COMPANIES

S. No.	Name of Company	Status	Activity

1. 2.	SMC Global Securities Limited SMC Group Companies
•  Registered as Member with NSE for Capital Market
•  Registered as Member with NSE as trading and clearing member in F&O segment Dealer of OTCEI and Member of Ludhiana Stock Exchange
•  AMFI registered mutual fund distributor
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Mutual Fund Distribution • IPO Distribution • Online trading • Clearing member (F & O)
a)	SMC Comtrade Limited	Member NCDEX and MCX	Trading/Broking in Commodities
b)	SMC Comex International DMCC	Member DGCX	Trading/Broking in Commodities
c)	DSP Insurance Brokers Private Limited	Direct broker registered with IRDA	Broking and distribution of life and non-life insurance products
d)	Pulin Investment Private Limited	Investment Company	Investment
e)	Abhichhaya Investment Private Limited	Investment Company	Investment
f)	Nexgen Capitals Limited	Category-I Merchant Banker	Merchant Banking Activities

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SCHEDULE 3 – POST COMPLETION SHAREHOLDING STRUCTURE

SMC GLOBAL SECURITIES LIMITED

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14
Millennium India Acquistion Company Inc	1,314,054	14.90
Others	3,390,600	38.45

Total	8,819,154	100.00

SMC COMTRADE LIMITED

Name of Shareholder	No. of shares held	Percentage

SMC GLOBAL SECURITIES LTD.	99,994	99.994
M.G. Aggarwal	1	0.001
Sushma Gupta	1	0.001
Hemlata Aggarwal	1	0.001
Shyam Sunder Gupta	1	0.001
S.C. Aggarwal	1	0.001
Mr. Mahesh C. Gupta	1	0.001

TOTAL	100,000	100

SMC COMEX INTERNATIONAL DMCC

Name of Shareholder	No. of shares held	Percentage

SMC Comptrade Limited	1,300	100
	1,300	100

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45,600	100

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PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35,100	100

NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1,141,897	44.93
Pulin Investments (P) Ltd.	1,195,363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2,541,660	100

DSP INSURANCE BROKERS (PRIVATE) LIMITED

Name of Shareholder	No of shares	Percentage

SMC Comtrade Limited	599,900	99.983
Mahesh C Gupta	100	0.017
TOTAL	600,000	100

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SCHEDULE 4 - CONDITIONS PRECEDENT

PART 1: CONDITIONS PRECEDENT OF PROMOTERS AND THE COMPANY

1.	Board approval by Company: The Board of Directors shall have passed necessary resolutions at duly constituted meetings approving the issue of the Subscription Shares.

2.
Shareholders approval by Company: The Company shall have been passed at a resolution at its general meeting approving resolution under section 81(1A) of the Act the preferential allotment of the Subscription Shares to the Investor.

3.
Increase Authorized Share Capital: The Company shall have increased its authorized share capital as necessary to issue the Subscription Shares to Investor and the Company shall have paid the necessary stamp duties and filed necessary forms with Registrar of Companies.

4.
Articles of Association.  Shareholders approval shall have been obtained for amending Articles of Association of the Company and SMC Group Companies in a manner necessary to facilitate the transaction contemplated by this Agreement.

5.
Shareholding of SMC Group Companies: Each of the SMC Group Companies shall have changed the existing shareholding structure in a manner to ensure that the shareholding of SMC Group Companies reflects the proposed shareholding structure as specified in Schedule 8 hereto.

6.
Material Adverse Effect. There shall not have been any event, such as, (i) termination or cancellation of material Licenses of the Company or SMC Group Company, (ii) any event that materially hinders the ability to consummate the transaction contemplated by this Agreement, (iii) any event that effects the business or operations of the Company or SMC Group Companies that has Material Adverse Effect.

7.	Listing. Obtain in-principal approval for listing of Subscription Shares on the regional stock exchanges where the shares of the Company are currently listed.

8.
Agreement. The Promoters of SAM Global Securities Limited, Investor and SAM Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

9.	Dubai Subsidiary: The Promoters shall obtain certificate confirming that the Dubai subsidiary is in compliance of all applicable laws and regulations and in good standing.

10.
Employment Agreements. (i) The directors of the companies forming part of the SMC Group shall have entered into employment contracts with their respective companies setting out the specific terms and conditions of their employment with the company, (ii) All Key Employees (as set out in Annexure “3”) of the SMC Group Companies shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations, and (iii) All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

11.
Compliance Certificate.  The Company and each of SMC Group Companies shall have obtained a certificate from a practicing Company Secretary confirming that the statutory records have been updated as required under Applicable Laws.

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12.
Bank details: The Company shall have provided details of the bank account of the Company maintained with the Authorised Dealer to the Investor for the purpose of receiving the Investment Amount under this Agreement.

13.
Financial Statements: The Investor shall have received from the Promoters and the Company (i) two years Balance Sheet and Profit and Loss Account for the period ended March 31, 2007 and March 31, 2006, and (ii) three years Profit and Loss Account for the period ended March 31, 2007, March 31, 2006 and March 31, 2005 (“Financial Statement”) prepared and translated in accordance with US GAAP and re-audited by a Public Company Accounting Oversight Board accounting firm acceptable to the Investor.

14.
No Objection Letter: The Promoters, the Company and SMC Group Companies shall have delivered to the Investor a No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form attached as Annexure “2” of this Agreement and shall be signed and delivered to the Investor by the Promoters, the Company and SMC Group Companies on or before Completion.

15.
Change of Name. Make application for change of corporate name of DSP Insurance Brokers Private Limited to such other name as is approved by the Board of Directors and the Registrar of Companies and Insurance Regulatory and Development Authority of India dropping the words “DSP” from the corporate name.

16.
Regulatory Approvals: The Promoters, the Company and SMC Group Companies shall have obtained necessary regulatory approvals as specified in Schedule 9 attached hereto and complied with the requirements of Listing Agreement with respect to the transaction as contemplated in this Agreement and the resulting change in the shareholding of the SMC Group Companies, directly or indirectly, shall be in compliance with the requirements of Applicable Laws.

17.	Financial Statement. The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% to the Financial Statements prepared under Indian GAAP.

18.
Name License Agreement. Mr. M.C. Gupta, Mr. S.C. Aggarwal and SAM Global Securities Limited shall have executed a Name License Agreement with the Company for assigning the use of the words “SMC” as part of its corporate name at a nominal fee and agreeing that a similar license shall not be given to any other entity engaged in the similar line of Business except as provided in the Disclosure Schedule. Provided that such companies shall execute similar agreement with the Company confirming that it shall not permit use of the word “SMC” to any other entity without prior approval of the Company.

PART 2: CONDITIONS PRECEDENT OF INVESTOR

1.	Financial Statements: The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% from the Financial Statements prepared under Indian GAAP.

2.
Consent by Investor: (i) US Securities and Exchange Commission would have advised that there are no further comments to the proxy statement filed by the Investor in accordance with the requirements of the laws of United States, (ii) the shareholders of the Investor would have passed resolution approving the investments in the Company, and (iii) holders of no greater than 19.9% of equity interest of the Investor should have sought redemption of their equity shares;

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3.	KYC Compliance: The Investor shall have satisfied the Know Your Client norms to ascertain that the Investor is an ‘eligible investor’ in accordance with the laws of United States;

4.	Regulatory Approvals: The Investor shall have obtained Foreign Investment Promotion Board approval as specified in Schedule 9 attached hereto.

5.
Agreement. The Promoters of SAM Global Securities Limited, Investor and SAM Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

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SCHEDULE 5 – RESTRICTED ACTIONS

Any and all of the following actions by Promoters, the Company and/or SMC Group Companies prior to the Completion Date shall be subject to prior consent of the Investor:

1.
Charter Documents. Cause or permit any amendments to its Memorandum of Association or Articles of Association save and except as may be required to give effect to the transactions contemplated by this Agreement.

2.	Dividends. Declare or pay any dividends on or make any other distributions (whether in cash, shares, securities or property) in respect of any of its share capital.

3.
Share Capital. Issue or split, combine or reclassify any of its share capital or issue or authorize the issuance of any Derivative Securities, or repurchase or otherwise acquire, directly or indirectly, any shares or Derivative Securities.

4.
Transfer.  Transfer of any shares or Securities in the Company by Promoter or Promoter Group (except amongst Promoter Group or Promoters spouse and lineal antecedent and descendent) or the Company in SMC Group Companies to any third party.

5.
Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of Company or Derivative Securities, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating Company to issue any such shares or Securities.

6.	Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the Ordinary Course of Business, consistent with past practice.

7.
Payment of Obligations. Pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the Ordinary Course of Business.

8.	Capital Expenditures. Make any capital expenditures, capital additions or capital improvements in excess of rupee equivalent of INR 82 Million in the aggregate in each Financial Year.

9.	Insurance. Materially reduce the amount of any insurance coverage provided by existing insurance policies other than in the Ordinary Course of Business.

10.	Termination or Waiver. Terminate or waive any right or benefit of substantial value other than in the Ordinary Course of Business.

11.
Employee Benefit Plans, New Hires, Pay Increases. Amend any company employee plan or adopt any plan that would constitute a company employee plan, pay any special bonus, special remuneration or special non-cash benefit, or increase the benefits, salaries or wage rates of its employees, save and except in the Ordinary Course of Business.

12.
Severance Arrangements. Grant or pay any severance or termination pay or benefits (i) to any director or officer, or (ii) except for payments made pursuant to written agreements outstanding on the date hereof, to any other employee.

13.
Lawsuits. Commence a lawsuit other than in such cases where the company in good faith determines that a failure to commence such suit would result in the material impairment of a valuable aspect of the company’s business, provided that it consults with the Investor prior to the filing of such a suit.

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14.
Acquisitions. Acquire or agree to acquire by merging with, or by purchasing a substantial portion of the shares, Securities or assets of, or by any other manner, any business or any company, partnership, association or other business organization division thereof or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to the Business other than in the Ordinary Course of Business.

15.
Taxes. Other than in the Ordinary Course of Business, make or change any election in respect of taxes, adopt or change any accounting method in respect of taxes, file any tax return or any amendment to a tax return, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

16.
Revaluation. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business or as required by changes in Indian GAAP.

17.	Listing: All decisions with respect to listing of the Company.

18.	Liquidation: Voluntary liquidation or dissolution of the company or any bankruptcy action in relation to the company.

19.	Other. Take or agree in writing or otherwise to take, any of the actions described in Clause 1 through 18 above.

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SCHEDULE 6 - CONDITION SUBSEQUENT

1)
Key Persons Provisions: The Company shall maintain Directors’ and Officers’ insurance for members of its Board of Directors in amounts considered reasonable by the Company and consistent with market practice in India.

2)
Key Man Insurance: The Company shall purchase Key Man Insurance policy of such amounts as may be decided by the Board, with benefits payable to the Company, covering the Key Employees and such of the Promoters as may be identified by the Company.

3)
RBI Reporting. The Company shall also ensure that within 30 days from the Completion Date, the relevant forms of the Company are filed with the concerned regulatory authorities including the Registrar of Companies, Reserve Bank of India, etc. in accordance with the provisions of Applicable Law.

4)	Condition Precedent. Any Conditions Precedent not fulfilled at the time of Completion and not entirely waived in writing.

5)
Periodical Financial Statements. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission.

6)	Continued guarantee. Promoters shall continue to maintain the personal guarantee issued by them for the financial facilities obtained by the Company and SMC Group Companies from the lenders.

7)
Employment Contracts. All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

8)
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

9)	Name License Agreement. The Promoters or the Company shall not permit the use of words “SMC” to any other entity engaged in the similar line of Business.

10)	Any other items specifically agreed between the Parties and reasonably requested by the Investor.

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SCHEDULE 7 - REPRESENTATIONS AND WARRANTIES

PART 1 -  REPRESENTATION AND WARRANTY FROM THE COMPANY AND PROMOTERS

REPRESENTATIONS AND WARRANTIES

Prior to the execution and delivery of this Agreement, the Company and the Promoters, have together delivered to the Investor a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Disclosure Schedule” as set out in Annexure 3).

Any exception or qualification set forth in the Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement, shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.

The Company and the Promoters (for themselves and on behalf of the SMC Group Companies) are hereinafter referred to as “Warrantors”.

1	The Promoters, jointly and severally, represent and warrant to the Investor as follows:

1.1	Binding Agreement.

i)
Each of the Promoters have the full legal right, power, authority and capacity to execute, deliver and fully perform such Promoter’s obligations under this Agreement and any documents contemplated hereby to which any of Promoters is a party according to their respective terms.

ii)
This Agreement and any documents contemplated hereby to which any of Promoters is a party have been duly executed and delivered by such Promoter and constitute the legal, valid and binding agreement of such Promoter enforceable against such Promoter in accordance with its terms, except to the extent that: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

1.2
Bankruptcy. No Bankruptcy Matter of any character affecting all or any of the Promoters are pending or threatened, and none of the Promoters have made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

1.3
Non-Contravention. The execution, delivery and performance by all and any of the Promoters of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both) and the consummation by each of the Promoters of the transactions contemplated hereby or thereby do not: (a) other than for Clause 2.5 hereof require the consent of any third party; (b) conflict with, result in a breach of, or constitute a default under, any Applicable Law; (c) violate any agreement, indenture, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which any of the Promoters is a party or by which any of the Promoters may be bound; (d) violate any order, injunction judgment or decree of any Government Authority by which any of the Promoters may be bound; (e) constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other Applicable Law for the protection of debtors or creditors; or (f) conflict with or result in any breach or violation of the terms, conditions or provisions of the Charter Documents (defined below). None of the Promoters is a party to, or bound by, any agreement or commitment that prohibits or restricts the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

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1.4
Litigation. There is no action, claim, suit, Proceedings or investigation pending or threatened by or against or affecting all or any of the Promoters which questions the validity of this Agreement or the right of any of the Promoters to enter into it, or to consummate the transactions contemplated hereby, or which could result in any change in the equity ownership of all or any of the Promoters in the Company. None of the Promoters is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority, and there is no investigation pending or threatened that could prohibit or restrict the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

1.5
No conflicting interest. Except as disclosed in Section 1.5 of the Disclosure Schedule, none of the Promoters own, beneficially or of record, directly or indirectly, any share capital or other ownership or proprietary interest in any partnership, association, trust joint venture, limited liability company, or other entity that is in direct or indirect competition with the Company or SMC Group Companies.

2	The Warrantors, jointly and severally represent and warrant to the Investor as follows:

2.1	Binding Agreement:

i)
The Company and SMC Group Companies have all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and subject to receipt of proposed necessary regulatory approvals as specified in Schedule 9, to perform their obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. There are no other regulatory approvals required for consummating the transaction contemplated under this Agreement other than the approvals as set out in Schedule 9.

ii)
The execution and delivery of this Agreement and the other agreements contemplated hereby, by the Company and SMC Group Companies, the performance by the Company and SMC Group Companies of their obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the board of directors of the Company and SMC Group Companies, and no other action on the part of the Company and SMC Group Companies is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Company and SMC Group Companies or the performance by the Company and SMC Group Companies of their obligations hereunder and thereunder or the consummation by the Company and SMC Group Companies of the transactions contemplated hereby or thereby, except for the receipt of proposed regulatory approvals as specified in Schedule 9 and lenders consent (as referred to in Schedule 2).

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iii)
This Agreement has been duly executed and delivered by the Company and SMC Group Companies, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Company and SMC Group Companies will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Company and SMC Group Companies, enforceable against the Company and SMC Group Companies in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.2	Organization:

i)
The Company and SMC Group Companies are companies incorporated, validly existing and in good standing under the Indian Companies Act, 1956, and each of them have all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted. The Company and SMC Group Companies are duly qualified to do business as an Indian corporation and in good standing under the laws of India..

ii)
True and complete copies of the Memorandum and Articles of Association of the Company and SMC Group Companies, as amended and in effect as of the date of this Agreement, have been made available to the Investor (“Charter Documents”).

iii)	The Company and SMC Group Companies are not in violation of any of the provisions of the Charter Documents.

iv)
True and complete copies of the minutes of all meetings of the board of directors and the shareholders of the Company and SMC Group Companies have been made available by the Company and SMC Group Companies to the Investor.

2.3
Bankruptcy. No Bankruptcy Matter of any character affecting the Company or SMC Group Companies is pending or threatened, and Company or SMC Group Companies have not made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

2.4	Capitalization:

i)
Section 2.4 of the Disclosure Schedule, sets out the existing authorized, issued and paid-up share capital of the Company and SMC Group Companies. Except as set forth in Section 2.4, no other Securities of the Company and SMC Group Companies are issued or outstanding. All such issued and outstanding Securities shall have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute or the Charter Documents.

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ii)	The Company and SMC Group Companies or any agreement to which the Warrantors are a party or by which they are bound, and have been issued in compliance with Applicable Law.

iii)
The Company has complete and unrestricted power and the unqualified right to issue, transfer and deliver to the Investor, and upon consummation of the transactions contemplated by this Agreement, the Investor will acquire good and valid and marketable title to all of the Subscription Shares, free and clear of all Liens. Section 2.4 of the Disclosure Schedule sets out the indirect shareholding of the Investor in SMC Group Companies, upon Completion.

iv)
As of the date of this Agreement, there are: (a) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Shares to which the Warrantors are a party, or by which they are bound, obligating the Warrantors to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire any Securities, (b) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Company and SMC Group Companies, and (c) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Warrantors are a party, or by which they are bound, with respect to the governance of the Company and SMC Group Companies or the voting or transfer of any Securities.

2.5
Third Party Consents. Other than consents and regulatory approvals required for consummating the transaction as set out in Schedule 9, no consent, approval, authorization, order, filing, registration, declaration or qualification of or with any Government Authority or third Person is required to be obtained by the Warrantors in connection with the execution and delivery by the Warrantors of this Agreement or consummation of the transactions contemplated hereby. The Warrantors specifically represent and warrant that the proposed transaction does not require any consent from the lenders of the Company or SMC Group Companies.

2.6	Financial Statements:

i)
The audited consolidated financial statements of the Company and SMC Group Companies (including the balance sheet and the related statements of income and cash flows) as of and for each of the 12-month periods ended March 31, 2006, March 31, 2005 and March 31, 2004, and the un-audited and unconsolidated financial statements of the Company for the nine months period ended on December 31, 2006 (the “The Financial Statements”) are attached in Section 2.6 of the Disclosure Schedule.

ii)	Except as set forth therein, the Financial Statements have been prepared in accordance with Indian GAAP applied on a consistent basis throughout the periods indicated therein.

iii)
The Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and SMC Group Companies as of the respective dates and during the respective periods indicated therein.

iv)
All accounts receivable, including without limitation, all trade amounts receivable and other obligations from clients and customers, whether or not evidenced by a note (collectively, “Accounts Receivable”): (a) are bona fide receivables incurred in the Ordinary Course of Business, and (b) are not currently the subject of any counterclaim, or a claim for a chargeback, deduction, credit, set off or other offset, other than in the Ordinary Course of Business and as reflected by the reserve for bad debts recorded on the Financial Statements. No Person has any Encumbrance on any Accounts Receivable or any part thereof.

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v)	There are no agreement for deduction, free services, discount or other deferred price or quantity adjustment made by the Company or SMC Group Companies exceeding in aggregate of INR 4,000,000.

vi)
Undisclosed Liabilities: The Company or SMC Group Companies do not have any Liabilities of a nature that is required to be reflected on a balance sheet or in the financial notes thereto in accordance with Indian GAAP, except as: (i) reflected in, reserved against or disclosed in the Financial Statements; (ii) disclosed in Section 2.6 of the Disclosure Schedule, (iii) incurred in the Ordinary Course of Business since March 31, 2006.

2.7
Certain Changes or Events: Except as expressly contemplated by this Agreement or as disclosed in Section 2.7 of the Disclosure Schedule, since the Audited Financial Statements Date and through the date of this Agreement, the Company and SMC Group Companies have conducted its business (including, without limitation, its cash management customs and practices (e.g., collection of receivables, payment of payables, and maintenance of credit practices)) only in the Ordinary Course of Business. Since such date through the date of this Agreement, there has not been, occurred or arisen:

i)	any material damage to, or destruction or loss of, any of the material assets or properties of the Company and/or SMC Group Companies other than related to information technology;

ii)
any declaration, setting aside or payment of any dividend, or other distribution or capital return in respect of any Shares or Securities or other equity security, or any redemption, repurchase or other acquisition by the Company and/or SMC Group Companies;

iii)
any sale, pledge, assignment, transfer, lease, guarantee, encumbrance, license or other disposition, or agreement to sell, pledge, assign, transfer, lease, guarantee, encumber, license or otherwise dispose of, any property, asset or interest therein of the Company and/or the SMC Group Companies otherwise than in the Ordinary Course of Business;

iv)
any acquisition (by merger, consolidation or other combination, or acquisition of shares or assets or otherwise) by the Company and/or SMC Group Companies other than over INR 41 million for each such acquisition;

v)	any change in any method of accounting or accounting practice used by the Company and/or SMC Group Companies, other than such changes as are required by Indian GAAP;

vi)
any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, share option, share purchase or other employee benefit plan (other than any such increases required under the applicable terms of any such plan or Applicable Law), or any other increase in the compensation payable or to become payable to any officers of the Company and/or SMC Group Companies, other than in the Ordinary Course of Business;

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vii)
any issuance by the Company and/or SMC Group Companies of any Securities convertible, exchangeable or exercisable into any equity securities or warrants, options or other rights to acquire equity shares;

viii)	any termination, cancellation or any modification of a material term of any Listed Contracts, other than this Agreement.

2.8	Intellectual Property.

i)
Section 2.8 of the Disclosure Schedule contains a true, correct and complete list of all (i) Indian and foreign patent and patents applications, the number, issue date, title and priority information for each country in which such patent has been issued, or the application number, date of filing, title and priority information for each country in which a patent application is pending; (ii) registered and unregistered trademarks, trade names or service marks, logos, designs and slogans, the application serial number or registration number thereof, if applicable, the class of goods or services or the description of the goods or services covered thereby, the jurisdiction in which such trade name or trademark is registered or filed, and the expiration date for each jurisdiction in which such trademark or trade name has been registered or filed; (iii) registered copyrights, the number and date of registration thereof for each country in which a copyright has been registered and (iv) domain names and applications for registration of domain names, in each case included in the Proprietary Rights.

ii)
Except as disclosed in Section 2.8 of the Disclosure Schedule, (i) the operation of the business, including the use of the Owned Proprietary Rights, does not infringe or misappropriate or otherwise materially violate the Proprietary Rights of any third party, and no claim is pending or, to the Knowledge of the Warrantors, threatened against the Company or any SMC  Group Companies alleging any of the foregoing, (ii) the Company and SMC Group Companies owns, or has necessary licenses all of the Proprietary Rights necessary for the conduct of the business, and (iii) except for the Owned Proprietary Rights and the Licensed Proprietary Rights, no material right, license, lease, consent, or other agreement is required with respect to any Proprietary Right for the conduct of the Business.

iii)
Subject only to the terms of the licenses listed in Section 2.8 of the Disclosure Schedule or licenses that are immaterial to the Ordinary Course of Business of the Company and/or any SMC Group Companies, or except as disclosed in Section 2.8 of the Disclosure Schedule, the Company or an SMC Group Companies is (i) the sole owner of the entire and unencumbered right, title and interest in and to each item of the Owned Proprietary Rights, and (ii) entitled to use the Owned Proprietary Rights and Licensed Proprietary Rights in the ordinary course of its business to the extent such Proprietary Rights are used in the operation of the business.

iv)
Except as disclosed in Section 2.8 of the Disclosure Schedule, the Owned Proprietary Rights and Licensed Proprietary Rights include all of the material Proprietary Rights used in the business, and there are no other items of Proprietary Rights that are material to the business of the Company and SMC Group Companies.

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v)
The Company and SMC Group Companies have made available to Investor for inspection during the due diligence by the Investor all material correspondence and all written opinions in its possession relating to potential infringement or misappropriation (a) by the Company or any SMC Group Companies of any Proprietary Rights of any third party, or (b) by any third party of any of the Owned Proprietary Rights or Licensed Proprietary Rights.

vi)
Except as disclosed in Section 2.8 of the Disclosure Schedule, to the Knowledge of the Warrantors, (i) no third party is engaging in any activity that infringes or misappropriates the Owned Proprietary Rights or Licensed Proprietary Rights and (ii) the Company and the SMC Group Companies have not granted any material license or other right to any third party with respect to the Owned Proprietary Rights or Licensed Proprietary Rights.

vii)
The Company and the SMC Group Companies have a license to use all software development tools, library functions, compilers and other third-party software that are used in the operation of the business and are material to the business, taken as a whole.  To the Knowledge of Warrantors, all material software used in the business is free of all viruses, worms and Trojan horses, and does not contain any critical bugs, errors, or problems, in each case that reasonably would be expected to have a material adverse impact on the business, taken as a whole.

viii)
The Company and each of the SMC Group Companies have secured valid written assignments or agreements from all current and former consultants and employees who contributed to the creation or development of the material Owned Proprietary Rights used or held for use by the Company or the SMC Group Companies, in each case assigning such Person’s ownership interest therein.  All employees of, consultants to or vendors of the Company or any SMC Group Companies with access to confidential information of the Company or any SMC Group Companies are parties to written agreements under which, among other things, each such employee, consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company or any SMC Group Companies.  To the Knowledge of Warrantors, none of the employees, consultants or vendors of the Company or any SMC Group Companies is in violation of such agreements.

3	Contracts.

3.1
As of the date of this Agreement, Section 3.1 of the Disclosure Schedule contains a true, correct and complete list of all contracts in excess of INR 41 Million referred to in clauses (i) through (xv), inclusive, of this Section 3.1 to which the Company or any SMC Group Companies is a party (each, a “Listed Contract” and, collectively, the “Listed Contracts”).  True, correct and complete copies of each Listed Contract have been made available to the Investor:

i)
Contract notes (other than in the Ordinary Course of Business), debentures, other evidences of indebtedness, guarantees, loans, credit or financing agreements or instruments, or other Listed Contracts for money borrowed, including any agreements or commitments for future loans, credit or financing;

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ii)
Contracts with any labor union or contracts for the employment of any Person on a full-time, part-time or consulting basis or any consulting, termination or severance agreements to the extent there remain payment obligations to be performed by the Company or any SMC Group Companies;

iii)	leases of real property from or to a Person;

iv)	leases, rental or occupancy agreements, installment and conditional sale agreements, and other Contracts affecting the ownership of, leasing of, title to, use of, or any

v)
leasehold or other interest in, any personal property or asset involving individual annual aggregate payments in excess of INR 20.5 million and which are not terminable by the Company or an SMC Group Companies  without penalty or further payment or without more than 90 days’ notice;

vi)
joint venture, partnership or limited liability company agreements involving a share of profits, losses, costs or liabilities (excluding agreements with third parties involving the co-branding and hosting of websites under a revenue sharing arrangement);

vii)
Contracts explicitly requiring fixed expenditures after the date of this Agreement in an amount in excess of INR 20.5 million which are not terminable by the Company or an SMC Group Companies without penalty at its discretion;

viii)
Contracts with any Person that generated consolidated net revenues for the Company and SMC Group Companies during the twelve months ended March 31, 2007 in excess of INR 20.5 million other than brokerage contracts;

ix)
licensing agreements with respect to proprietary rights that obligate the Company or any SMC Group Companies to make royalty payments, license fee payments or other similar payments after the date of this Agreement;

x)
Listed Contracts between the Company or an SMC Group Companies, on the one hand, and any director, officer, equity holder or Affiliate of the Company or any SMC Group Companies, on the other hand, or any former director, officer, equity holder or Affiliate to the extent there remain payment or issuance of equity obligations to be performed by the Company or any SMC Group Companies pursuant to such Listed Contracts;

xi)
Listed Contracts containing covenants limiting the freedom of the Company or any SMC Group Companies in any material respect to compete with any Person in any line of business or in any area or territory;

xii)
all Listed Contracts that result in any Person holding a power of attorney from the Company or any SMC Group Companies that relates to the Company, any SMC Group Companies or their respective businesses (other than powers of attorney granted in the ordinary course of business to (i) patent counsel engaged in the prosecution of patents, trademark counsel and their agents engaged in applying for trademarks and accountants engaged in filing tax returns, and (ii) employees of the Company or any SMC Group Companies to act on behalf of the Company or such SMC Group Companies with respect to Taxes); and

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xiii)	all other Listed Contracts, whether or not made in the ordinary course of business, the termination of which would reasonably be expected to have a Material Adverse Effect.

xiv)
Except for such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Listed Contract is in full force and effect and represents a legally valid and binding obligation of the Company or an SMC Group Companies which is a party thereto, (ii)  the Company and each SMC Group Companies has performed, in all material respects, all obligations required to be performed by it under each of the Listed Contracts to which it is a party and, to the Knowledge of the Warrantors, each other party to such Listed Contracts has performed, in all material respects, all obligations required to be performed by it under such Listed Contracts, and (iii) neither the Company nor any SMC Group Companies is in material breach or violation of, or material default under, any of the Listed Contracts to which it is a party, nor has the Company or any SMC Group Companies received any written notice that it has materially breached, violated or defaulted under any of the Listed Contracts to which it is a party except for income from brokerage.

xv)
Except as set forth on Section 3.1 of the Disclosure Schedule, as of the date of this Agreement, neither the Company nor SMC Group Companies nor the Warrantors have received any notice, nor has any Knowledge, that any Person that generated consolidated net revenues for the Company or SMC Group Companies during the twelve months ended Match 31, 2006 in excess of INR 20.5 million intends to terminate, materially reduce (i.e., reduction by more than 5% from actual consolidated net revenues for such twelve month period) or otherwise materially alter its business or relationship with the Company or any SMC Group Companies and no such Person has terminated, materially reduced or otherwise materially altered its business or relationship with the Company or any SMC Group Companies in the last twelve (12) months.

3.2	Taxes:

i)
The Company and the SMC Group Companies have timely filed and if there has been a delay, with late fee payment) with the appropriate taxing authorities each Tax Return required to be filed prior to the date that such Tax Return became delinquent.

ii)
All such Tax Returns filed are complete and accurate in all material respects, and all Taxes shown to be due and payable on such Tax Returns have been paid, except for those Taxes which are being challenged in good faith and for which adequate reserves have been made.

iii)
All unpaid Taxes payable by the Company and SMC Group Companies for periods (or portions thereof) ending on or before March 31, 2007, whether or not disputed, are adequately reserved in accordance with Indian GAAP on the Financial Statements.

iv)	Neither the Company nor SMC Group Companies are the beneficiaries of any extension of time within which to file any Tax Return.

v)	There are no material Encumbrances for Taxes on any of the assets of the Company and SMC Group Companies.

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3.3	Except as set forth in Section 3.3 of the Disclosure Schedule:

i)
no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority against the Company and/or SMC Group Companies;

ii)
there is no Action or audit now in progress, pending or, to the Knowledge of the Company and SMC Group Companies and/or the Promoters, threatened against or with respect to the Company and/or SMC Group Companies with respect to any Tax;

iii)
neither the Company nor the SMC Group Companies is a party to or bound by any Tax allocation or Tax sharing agreement or has any current or potential contractual obligation to indemnify any other Person with respect to Taxes;

iv)
no claim has ever been made by a taxing authority in a jurisdiction where the Company and SMC Group Companies does not pay Tax or file Tax Returns that the Company and SMC Group Companies are or may be subject to Taxes assessed by such jurisdiction; and

v)
The Company and SMC Group Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

3.4
Section 3.4 of the Disclosure Schedule contains a list of states, territories and jurisdictions (whether foreign or domestic) in which the Company and SMC Group Companies are required to file Tax Returns relating to its operations.

3.5
Litigation and Governmental Orders: Except as set forth in Section 3.5 of the Disclosure Schedule, (a) there are no material Actions pending or, to the Knowledge of the Warrantors, threatened against the Warrantors, any of the assets or properties of the Warrantors, or any of the, directors and/or officers of Warrantors, and (b) none of the Warrantor or their respective assets or properties are subject to any material Governmental Authority relating specifically to Warrantor or any of their respective assets or properties.

3.6	Compliance with Laws:

i)	The business of the Company and SMC Group Companies are being conducted in compliance with all Applicable Laws.

ii)
The Company and SMC Group Companies are in compliance with the terms and requirements of all Licenses. The Company and SMC Group Companies have not received any written notice or other written communication from any Governmental Authority regarding: (a) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any conditions with respect to any Licenses, (b) any violation of any Applicable Law by Company or SMC Group Companies, or (c) any other limitations on the conduct of business by Warrantors.

iii)
The Company and SMC Group Companies are not in violation of any term of provision of: (a) its Charter Documents, or (b) any Applicable Law or regulatory approval applicable to, or which is binding upon, or affects it or any of its assets or revenues or the operation of their business. Any non-compliances have been disclosed in Section 3.6 of the Disclosure Schedule and there are no outstanding penalties payable to any Governmental Authority except as set out in Section 3.6 of the Disclosure Schedule.

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iv)
The Company has completed necessary filings with the authorized dealer in connection with the incorporation of SMC Comex International DMCC in Dubai including filing of Form ODA in accordance with the FEMA (Transfer and Issue of any Foreign Security) Regulations.

v)	There has not been any breach with respect to compliance of the requirements of the listing agreement by the Company.

vi)	All contract notes (issued to the clients) used by the Company or SMC Group Companies are in compliance with the requirements of Applicable Law.

3.7	Licenses:

i)	Set forth in Section 3.7 of the Disclosure Schedule is a list of all Licenses held by the Company and SMC Group Companies which are required for the Business.

ii)	The Company and SMC Group Companies have all Licenses required to permit the Company and SMC Group Companies to conduct their respective parts of the business.

iii)
All of the Licenses held by or issued to the Company and SMC Group Companies are in full force and effect, and the Company and SMC Group Companies is a party thereto is and has been in full compliance with each such Licenses held by or issued to it and all applicable laws, rules, regulations, bye-laws, and circulars in this regard, including all reporting and filing requirements.

3.8
Immovable Property. Section 3.8 of the Disclosure Schedule lists all real property owned by the Company and SMC Group Companies (“Owned Real Property”).  Section 3.8 of the Disclosure Schedule also lists all real property leased from or to a third party by the Company or any SMC Group Companies (“Leased Real Property”). Except as set forth on Section 3.8 of the Disclosure Schedule, the Company or one of the SMC Group Companies has a valid and subsisting title to all Owned Real Property and/or has a valid and subsisting leasehold estate in, and enjoys peaceful and undisturbed possession of, all Leased Real Property, subject only to any (i) Permitted Encumbrance, and (ii) except where the failure to have such interests or possession would not, individually or in the aggregate, reasonably be expected to materially impair the Company or the SMC Group Companies use of such parcel of Owned or Leased Real Property for the uses for which it is currently intended.

3.9	Employee Benefit Matters:

i)
To the Knowledge of the Warrantors, there are no claimed and/or outstanding dues, including salary, provident fund, or gratuity, of any employees, agents, advisors, and/or consultants of the Company and SMC Group Companies.

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ii)	The Company and SMC Group Companies have been in full and complete compliance of all labour and industrial laws that are applicable to the Company and SMC Group Companies as per Applicable Laws.

3.10
Labor Matters: The Warrantors are not party to any labour agreement with respect to its employees with any labour organization, group or association, nor, to the Knowledge of the Warrantors, the Company and SMC Group Companies there been any attempts to organize the employees of within the one (1) year period prior to the date of this Agreement. There is no labor strike, labor disturbance or work stoppage pending against the Company and SMC Group Companies.  There are no labour disputes, administrative proceedings or court complaints pending or threathened, to the Knowledge of Warrantors, before any Governmental Authority or any court or agency concerning alleged employment discrimination or any other matters relating to the employment of labor. No officer or key employee of the Company and SMC Group Companies has given oral or written notice of termination of his or her relationship with the Company and/or SMC Group Companies. Employees of the Company and each of the SMC Group Companies are required to adhere to the insider trading policy applicable to their respective employer company and that there have been no breaches of the same and appropriate indemnities in this regard.

3.11
Environmental Matters: Company is into service industry and Environment Laws are not applicable to the Company and any of the SMC Group Companies and accordingly: (i) to the Knowledge of Warrantors, no hazardous material is present at any Owned or Leased Real Property in violation of any Environmental Law; (ii) neither the Company nor any of the SMC Group Companies has engaged in any hazardous materials activity in violation of any Environmental Law and (iii) no action is pending or, to the Knowledge of the Company or SMC Group Companies, threatened against the Company or any SMC  Group Companies concerning any of the hazardous materials activities of the Company and the SMC  Group Companies, or hazardous materials activity on any Owned or Leased Real Property.

3.12	Insurance:

i)
All requisite insurance cover, including  indemnity, fire, crimes and liability, errors and omissions, workers’ compensation, vehicular, and other insurance including those prescribed by the exchanges and/or regulatory authorities have been taken or held as of date by the Company and SMC Group Companies and the same is valid and in full force and effect.

ii)
The Company and SMC Group Companies are not in default with respect to any material provision contained in any such insurance policies, nor has the Company and SMC Group Companies failed to give any material notice or present any material claim under any such insurance policies in due and timely fashion.

iii)	The Company and SMC Group Companies have not received any written notice of cancellation or non renewal of any such insurance policies.

3.13	Websites:

i)
Section 3.13 of the Disclosure Schedule sets forth a true, accurate and complete list of all domain names for websites that are owned or used by the Company and SMC Group Companies (the “Websites”). Except as disclosed in Section 3.13 of the Disclosure Schedule with respect to each Website, the Company and SMC Group Companies: (i) possesses all legal rights to the exclusive use of the domain names with respect thereto; (ii) to the Knowledge of the Warrantors and based on current traffic forecasts for its Websites, has adequate computer and personnel resources to help ensure that no service outages will occur due to insufficient data-storage, memory, server or other related reasons which would reasonably be expected to have a Materially Adverse Effect on the operation of the business; and (iii) has taken commercially reasonable steps to protect the confidentiality, integrity and security of their software, databases, systems, networks and Websites and all information stored or contained therein or transmitted thereby from unauthorized or improper access, modification, transmittal or use. Further, all domain name used by the Company or the SMC Group Companies and registered in individual name of Ramanand Garg has been transferred to and now owned by the Company.

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ii)
The Company and SMC Group Companies do not distributes Spyware or Adware in connection with the Business. “Spyware” means any software that covertly gathers information regarding user online activity through the user’s Internet connection (i.e., without notice that such information may be gathered), whether or not such software is bundled as a hidden component of a toolbar or like application, other than information: (i) reasonably gathered in connection with services or information provided by the Company and SMC Group Companies to such users, including without limitation through or via “cookies”, or (ii) that is not associated with Personally Identifiable Information.  “Personally Identifiable Information” means data that identifies a particular person, by name, address, telephone number, electronic mail address, social security number, permanent account number, unique client code, bank account number or credit card number. “Adware” means any software that causes advertising to pop-up as a new window (over or under) on the user’s computer based on the user’s online activity (other than advertisements that the Company and SMC Group Companies serves to visitors to their respective Websites while those visitors are visiting or exiting such Websites) or which is used to distribute Spyware.

iii)
The Company and SMC Group Companies and the Promoters have not: (i) violated in any material respect the rights of any Person with respect to Personally Identifiable Information provided under any applicable Law including, without limitation, rights respecting (x) privacy generally, and (y) the obtaining, storing, using, sharing or transmitting of Personally Identifiable Information of any type, whether via electronic means or otherwise; or (ii) failed in any material respect to comply with the published privacy policies as applicable from time to time.

3.14
Internal Controls. The Company and SMC Group Companies maintains a system of internal accounting controls that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management’s general or specific authorizations: (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with the management’s general or specific authorization; and (iv) except as disclosed in Section 3.14 of the Disclosure Schedule, the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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3.15
Investor Proxy Statement: None of the information to be supplied by the Warrantors for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

3.16
Brokers: Except for Beejay Investments and Financial Consultants Private Limited and Singhi Advisors Limited (the “Financial Advisors”), who are entitled to certain investment banking and advisory fees to be mutually agreed in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement. Prior to the date of this Agreement, the Warrantors have delivered to the Investor a true and complete copy of all agreements between the Warrantors and Financial Advisors pursuant to which the Financial Advisors would be entitled to any payment.

3.17	Competition and Trade Relations:

i)	None of the Company and SMC Group Companies have entered into any restrictive practices and/or arrangements.

ii)
None of the Company and SMC Group Companies have received or are exchanging any communications with or from, or any notifications (including pending notifications) to, any governmental or regulatory authority under any anti-trust regulatory or similar legislation.

iii)	No judgment, ruling, finding, order or any other decision, preliminary or final, of any anti-trust regulatory authority or of any court binding on the Company and SMC Group Companies has been passed.

iv)
There are no current or pending investigations by, or proceedings before, any antitrust or relevant regulatory authority or any court, including any pending threat by an anti-trust or relevant regulatory authority to open any such investigations or proceedings in respect of the Company and SMC Group Companies.

3.18
Related Party Transaction. All related party transactions between the Warrantors and their relatives or group entities have been disclosed in Section 3.18 of the Disclosure Schedule other than in the Ordinary Course of Business. All transactions with the related parties have been at arms length except for the transactions with employees and relatives and family members and their companies are not disclosed separately which is an industry practice.

3.19
Representations Complete. None of the representations or warranties made by the Warrantors herein or in any schedule or exhibit hereto, including the Disclosure Schedule, or certificate furnished pursuant to this Agreement or any written statement furnished to the Investor pursuant hereto or in connection with the transactions contemplated hereby, contain, or will contain at the Closing Date any untrue statement of a material fact, or omits or will omit at the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

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PART 2 -REPRESENTATIONS AND WARRANTIES OF INVESTOR

Prior to the execution and delivery of this Agreement by the Investor, the Investor has delivered to the Company and Promoters a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Investor Disclosure Schedule” attached as Annexure “4”).  Any exception or qualification set forth in the Investor Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.  Nothing in the Investor Disclosure Schedule is intended to broaden the scope of any representation, warranty or covenant of the Investor contained in this Agreement.  Subject to the exceptions and qualifications set forth in the Investor Disclosure Schedule, the Investor represents and warrants to the Company and Promoters as follows:

1
Authority:  The Investor has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other agreements contemplated hereby by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the directors of the Investor, and, except for the approval of this Agreement and the other agreements contemplated hereby and the transactions contemplated hereby and thereby by the holders of a majority of the Investor’s outstanding and publicly traded shares of common stock present and voting at a special meeting of the Investor’s stockholders to be convened for that purpose (the “Investor Stockholders’ Approval”), no other action on the part of Investor is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Investor or the performance by the Investor of its obligations hereunder and thereunder or the consummation by the Investor of the transactions contemplated hereby or thereby.  This Agreement has been duly executed and delivered by the Investor, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Investor will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any Applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Applicable Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of law and general principles of equity, including rules of law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2
Organization:  The Investor is a company incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted.  True and complete copies of the certificate of incorporation (the “Investor Charter Document”) [and Bylaws (the “Investor’s Bylaws”)] of the Investor, [each] as amended and in effect as of the date of this Agreement, have been made available to the Company and Promoters.  The Investor is not in violation of any of the provisions of the Investor Charter Document or the Investor’s Bylaws.

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3	Investor Capitalization:

3.1
As of the date of this Agreement, 9,062,500  shares of Investor’s common stock are issued and outstanding.  Except as set forth under Section 3(a) of the Investor Disclosure Schedule, no other equity securities of the Investor are issued or outstanding.  All such issued and outstanding shares of common stock have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute, the Investor Charter Documents, the Investor’s Bylaws or any agreement to which the Investor is a party or by which it is bound, and have been issued in compliance with applicable U.S. Federal securities Laws.

3.2
As of the date of this Agreement, except as set forth in Section 3.2 of the Investor Disclosure Schedule, there are (i) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of common stock, and (ii) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Investor.

3.3
As of the date of this Agreement, except as set forth in Section 3.3 of the Investor Disclosure Schedule, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to repurchase, redeem or otherwise acquire any issued and outstanding shares of common stock ; and (ii) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Investor is a party, or by which it is bound, with respect to the governance of Investor or the voting or transfer of any shares of common stock.

4	Investor Subsidiaries:

4.1
Section 4(a) of the Investor Disclosure Schedule sets forth (i) the legal name of the Investor’s Dubai Subsidiary as of the date of this Agreement and (ii) the proposed capitalization thereof and the proposed ownership of interest in the Investor’s Dubai Subsidiary. All issued and outstanding equity interests in the Investor’s Dubai Subsidiary will be owned beneficially and of record by the Investor, free and clear of all Encumbrances of any kind or any restrictions on the right to vote, sell or otherwise dispose of such equity interest. No Person other than the Investor will have any economic interest in, or right to participate in, the earnings of the Investor’s Dubai Subsidiary.

4.2
When incorporated the Investor’s Dubai Subsidiary will be duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and have the requisite power and authority to own, operate or lease the respective properties and assets that it may own, operate or lease, and carry on its business in all material respects. The Investor’s Dubai Subsidiary will be duly qualified to do business as a foreign entity, and be in good standing, under the Laws of the jurisdiction in which the character of its properties are owned, operated or leased, or the nature of its activities, makes such qualification necessary.

5
Conflicts and Consents:  The execution and delivery by the Investor of this Agreement and the other agreements contemplated hereby, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the transactions contemplated hereby and thereby does not and will not (i) conflict with or result in a violation of the Investor Charter Document or the Investor’s Bylaws or any equivalent organizational documents of any Investor Subsidiary; (ii) conflict with or result in a violation of any Governmental Order or Law applicable to the Investor, or any Investor Subsidiary or any of their respective assets or properties; or (iii) except for the Investor Shareholders Approval, require any consent or approval under, result in a breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance on any of the assets or properties of the Investor or any Investor Subsidiary pursuant to any Contract or any material Permit.

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6
Governmental Consents, Approvals, Etc.:  Except as set forth in Section 6 of the Investor Disclosure Schedule, no consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority is required to be made or obtained by the Investor or any Investor Subsidiary in connection with the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the transactions contemplated by this Agreement.

7
Litigation and Governmental Orders:  There are no material Actions pending or, to the Knowledge of the Investor, threatened against the Investor or any Investor Subsidiary, any of the assets or properties of the Investor or any Investor Subsidiary, or any of the directors and officers of the Investor or any Investor Subsidiary in their capacity as directors or officers of the Investor or any Investor Subsidiary, and none of the Investor, any Investor Subsidiary or their respective assets or properties is subject to any material Governmental Order relating specifically to the Investor, any Investor Subsidiary or any of their respective assets or properties.

8
Compliance with Laws:  Neither the Investor nor any Investor Subsidiary has received any written notice from any Governmental Authority to the effect that the Investor or any Investor Subsidiary is not in compliance with any applicable Law.

9
Investor SEC Reports:  Since its inception, the Investor has filed all reports, registration statements and other documents, together with any amendments thereto, required to be filed under the Securities Act and the Exchange Act, and the Investor will file all such reports, registration statements and other documents required to be filed by the Investor from the date of this Agreement to the Closing Date (all such reports, registration statements and documents filed or to be filed with the SEC, are collectively referred to as “Investor SEC Reports”).  As of their respective dates, the Investor SEC Reports complied or will comply in all material respects with all rules and regulations promulgated by the SEC and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Investor has provided to the Company and Promoters a true and complete copy of all Investor SEC Reports filed on or prior to the date hereof, and will promptly provide to the Company and Promoters a true and complete copy of any such reports filed after the date hereof and prior to the Closing Date.

10
Investor Proxy Statement:  None of the information to be supplied by the Investor or any Investor Subsidiary for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

11
Brokers:  Except for Step Two Corporation Limited (the “Investor Financial Advisor”), which is entitled to certain investment banking and advisory fees in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor, any Investor Subsidiary, or any of their respective Affiliates.

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SCHEDULE 8 – PRE-COMPLETION SHAREHOLDING OF SMC GROUP COMPANIES

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SMC Global Securities Limited

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1024850	13.66
Subhash Chand Aggarwal	1009550	13.45
Sushma Gupta	833100	11.10
Hemlata Aggarwal	828500	11.04
Ginni Devi	220000	2.93
Madan Gopal Aggarwal	98400	1.31
Dinesh Chand Gupta	100100	1.33
Others	3390600	45.18
Total	7505100	100.00

SMC Comtrade Limited

Name of Shareholder	No of shares	Percentage

SMC GLOBAL SECURITIES LTD.	99994	99.994
M.G. Aggarwal	1	0.001
Sushma Gupta	1	0.001
Hemlata Aggarwal	1	0.001
Shyam Sunder Gupta	1	0.001
S.C. Aggarwal	1	0.001
Mr. Mahesh C. Gupta	1	0.001

TOTAL	100000	100

SMC Comex International Limited

Name of Shareholder	No of shares	Percentage

SMC Comtrade Limited	1300	100

TOTAL	1300	100

DSP Insurance Brokers Private Limited

Name of Shareholder	No of Shares	Percentage

SMC Comtrade Limited	599,900	99.983
Mahesh C Gupta	100	0.017
TOTAL	600000	100

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Abhichhaya Investments Private Limited

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

Pulin Investments Private Limited

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

Nexgen Capitals Limited

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 9 – LIST OF REGULATORY APPROVALS

Regulatory approval for Investor in India:

»	Approval from Foreign Investment Promotion Board for Investor to acquire Investor Shares in the Company and for Company to hold downstream investments in SMC Group Companies.

Regulatory approval for the Company, Promoters and SMC Group Companies:

Name of Company	Activities	FDI regulations	Regulatory Approval required prior change in shareholding
SMC Global Securities Limited	» Investment is Shares & Securities » NSE Trading, Clearing Member & F&O Segment	» 100% permitted to certain capitalization requirements	• NSE • Ludhiana Stock Exchange • Calcutta Stock Exchange • Delhi Stock Exchange • Ahmedabad Stock Exchange
SMC Comtrade Limited (100% subsidiary of SMC Global Securities Limited)	Member – NCDEX & MCX	FDI up to 49% is permitted subject ot FIPB’s approval.	Prior approval from for change in shareholding in Dominant Promoter Group : • MCX • NCDEX
SMC Comex International DMCC	License Certificate issued by UAE Securities and Commodities Authority and Trading License issued by the Dubai Multi-Commodities Centre	-	Intimation required before change in shareholding
DSP Insurances Brokers Private Limited (100 % subsidiary of SMC Comtrade)	Direct Brokers licensed with IRDA
FDI upto 26% is permissible under the Automatic Route

Subject to Licensing by the Insurance Regulatory & Development Authority. Regulation 10(2) of the IRDA (Insurance Brokers) Regulations, 2002 restricts non-resident interest in insurance broking companies to 26%.
Approval from IRDA
Pulin Investment Private Limited	Investment Company	NIL	NIL
Abhichaya Investments Private Limited	Investment Company	NIL	NIL
Nexgen Capitals Limited	Category I Merchant Banker	FDI upto 100% is permissible under the automatic route subject to certain minimum capitalization requirements	Prior approval as per Regulation 9A (1) (a) and (b) SEBI (MB) Regulation, 1992

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SCHEDULE 10 – LIST OF CLOSING DELIVERABLES

1)
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date.

2)	A certificate signed by the Promoters and the Company confirming the fulfillment of the Conditions Precedent.

3)	A certificate from the Warrantors confirming that there has not been any Material Adverse Effect from the Effective Date to the Completion Date.

4)
Original share certificates or credit to the depository account provided by the Investor that evidences the Subscription Shares being issued and allotted to the Investor in accordance with the provisions of this Agreement.

5)	Certified true copies of the Register of Member of the Company and SMC Group Companies confirming the proposed shareholding as set out in Schedule 3.

6)
No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form set out in Annexure “2” shall be signed and delivered to the Investor by the Promoters, the Company and SMC Group Companies.

7)
Articles of Association of the Company and SMC Group Companies amended in a form acceptable to the Investor to reflect the provisions of the Shareholders Agreement to be adopted on or at Completion Date.

8)	Certified copies of board and shareholders resolutions of the Company approving execution of the Agreement and issue of Subscription Shares and transfer of Purchased Shares to Investor.

9)	Certified true copies of the regulatory approvals as specified in Schedule 9.

10)	Chartered accountant certificate for fair value of shares as required under Foreign Exchange Management Act, 1999 and the guidelines of Reserve Bank of India.

11)	Certificate from Company Secretary in Whole Time Practice confirming that the statutory records of the Company and SMC Group Companies are in accordance with the requirements of the Act.

12)	Such other documents as are required under this Agreement and not specifically set out above and reasonably requested by the Investor.

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 ANNEXURE 1 – FORM OF SHAREHOLDERS AGREEMENT

[Attached separately with this Agreement]

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ANNEXURE 2 – FORM OF NO OBJECTION LETTER
[On the letterhead of SMC Limited]

NO OBJECTION LETTER
[         , 2007]

Millennium India Acquisition Company Inc.
330 East, 38th Street,
Suite 46C,
New York,
NY 10016, USA

Dear Sirs,

Re:  No Objection Letter from SMC Global Securities Limited (the “Company”)

We write with reference to the understanding and arrangement with the Shareholders Agreement dated ● 2007, entered into by and between Millennium India Acquisition Company Inc., SMC Global Securities Limited (“Company”) and the Promoters of the Company.

1.
We hereby irrevocable declare, acknowledge and confirm that Millennium India Acquisition Company Inc., their nominees, assignees, affiliates, subsidiaries and/or group companies (Collectively “Millennium”), shall not be subject to any restrictions or objections from us from entering into any business, opportunities, investments, joint ventures, collaborations, partnerships, alliances, enterprise, technology transfer, technology license, trademark agreement or any other collaboration, agreement or arrangement, by itself or through its subsidiaries, affiliates, joint ventures, partnerships, offices, representatives, contractors, or otherwise howsoever, in or outside India.

2.
We hereby irrevocably waive, for purposes of any Indian legal or regulatory requirements, any objection we may have in connection with any proposal by Millennium for investment in any business / arrangement with any person, including but not limited to waiver of our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India in any business or activity other than financial services (i.e. stock broking, commodities broking, insurance broking and merchant banking) for a period of 5 years from the date of issue of this letter or termination of the Shareholders Agreement, whichever is earlier. However, this restriction will exclude proposed investments by Millennium in SAM Global Securities Limited.

3.
This no objection letter may be produced by Millennium to any government or regulatory authority in support of any proposal by Millennium for investment in any business / arrangement with any person. This letter may be treated as a declaration waiving our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India. Our declaration and waiver under this letter is irrevocable. The contents of this letter shall be binding on us and on our heirs, executors, administrators, successors and permitted assigns.

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Yours sincerely,

_____________________________
Name: Mr. S.C. Aggarwal

_____________________________
Name: Mr. M.C. Gupta

SMC Global Securities Limited

_____________________________
Name:  Mr. S.C. Aggarwal
Title:    Chairman & Managing Director

_____________________________
Mr.S.C. Aggarwal  (for and on behalf of following companies: (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited pursuant to respective board resolution dated ●)

_____________________________
Mr. S.C. Aggarwal and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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ANNEXURE 3 – DISCLOSURE SCHEDULE

[Attached Separately]

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ANNEXURE 4 – INVESTOR DISCLOSURE SCHEDULE

[Attached Separately]

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ANNEX B

SHAREHOLDERS AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SMC GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SMC GLOBAL SECURITIES LIMITED

Dated ______ day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHAREHOLDERS AGREEMENT

1.	DEFINITIONS	2

2.	COMPANY	6

3.	ADDITIONAL CAPITAL	6

4.	CORPORATE GOVERNANCE	8

5.	RESTRICTIONS ON TRANSFER	12

6.	COVENANTS OF PROMOTERS	16

7.	CONFIDENTIALITY	18

8.	ADDITIONAL COVENANTS	18

9.	INDEMNIFICATION	20

10.	TERM	22

11.	TERMINATION	22

12.	RESOLUTION OF DISPUTES	23

13.	GOVERNING LAW	24

14.	NOTICES	24

15.	MISCELLANEOUS	25

SCHEDULES

SCHEDULE 1: PROMOTER AND PROMOTER GROUP

SCHEDULE 2: COMPANY AND SMC GROUP COMPANIES

SCHEDULE 3: KEY MANAGERIAL PERSONNEL

SCHEDULE 4: SHAREHOLDING STRUCTURE OF COMPANY AND SMC GROUP COMPANIES

SCHEDULE 5: AMENDED ARTICLES OF ASSOCIATION

SCHEDULE 6: SPECIFIED MATTERS

SCHEDULE 7: DEED OF ADHERENCE

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SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “Agreement”) is made as on this           day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns); AND

(2)
SMC GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi (hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors); AND

(3)	MR. S.C. AGGARWAL (“Promoter No. 1”), son of Mr. M. G. Aggarwal, Indian inhabitant, residing at C-335, Saraswati Vihar, New Delhi-110088; AND

(4)	MR. M.C. GUPTA, (“Promoter No. 2”), son of Mr. S.S. Gupta, Indian inhabitant residing at C-39, Anand Vihar I.P. Extention, New Delhi-110092; AND

(5)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1 and Promoter No.2 are collectively referred to as “Promoters”.

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W H E R E A S:

A.
The Company is engaged in the business of dealing in the security market as stock broker, distribution of mutual fund units, IPO distribution and has made an application to Securities and Exchange Board of India for registration as portfolio manager. The Company through SMC Group Companies (defined below) is engaged in the business of commodities trading, insurance broking, merchant banking and investments.

B.
Vide a Share Subscription Agreement dated       , May 2007, the Investor has agreed to subscribe for 1,314,054 Equity Shares in the Company constituting 14.90% of the issued and paid-up share capital of the Company (“Subscription Shares”) on a fully diluted basis and as a consequence, an indirect proportionate shareholding in the SMC Group Companies listed in Schedule 2 hereto.

C.
The Parties wish to record in writing the terms and conditions applicable to the future relationships between the shareholders of the Company inter se and between the Company and its shareholders, and matters ancillary thereto.

NOW, THEREFORE, IN CONSIDERATION OF THE COVENANTS AND REPRESENTATIONS SET FORTH HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES, INTENDING TO BE LEGALLY BOUND AGREE, AS FOLLOWS:

1.	DEFINITIONS

1.1
Capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Share Subscription Agreement. In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

a.	“Act” shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force;

b.
“Affiliate” in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary;

c.
 “Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement;

d.
“Applicable Law” shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority;

e.	"Articles of Association" means the Articles of Association of Company from time to time;

f.	"Board" means the board of directors of the Company or any of the SMC Group Companies, as the context may require;

g.	"Business" means the business carried on by the Company including the business carried on by each of the SMC Group Companies;

h.	“Company” means SMC Global Securities Limited and for the purposes of Clause 4 of this Agreement shall also include the SMC Group Companies;

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i.	"Completion" means the completion of the subscription by the Investor, and the allotment and issue by the Company to the Investor, of the Subscription Shares;

j.	"Completion Date" means the date on which Completion takes place in accordance with the provisions of the Subscription Agreement;

k.
"Covered Activity" means direct or indirect participation, whether or not for compensation, in the ownership, management or control of, or the provisions of advisory, consulting or any other services to, any business or entity engaged in a business or activity identical or similar to or that directly or indirectly competes with, the Business or any business or activities that may be commenced by Company or any of the SMC Group Companies after the Completion Date;

l.
"Damages" means all claims, demands, actions, causes of action, assessments by a Government Authority, losses, investigations, proceedings, damages, penalties, fines, costs, payments, expenses and judgments, including interest and penalties and reasonable attorneys’ fees, disbursements and expenses;

m.	“Directors” means the directors on the Board;

n.	"Equity Shares" means voting equity shares with a par value of Rs. 10/- (Rupees Ten) each in the authorised and issued share capital of the Company;

o.	“Effective Date” means the date of Completion.

p.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities in India and US.

q.
“Group Companies” shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited, (vii) SAM Global Securities Limited.

r.
"Indian GAAP" means statements of generally accepted accounting practice recommended by the Institute of Chartered Accountants of India and, where there are no principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with the past practices of the Company;

s.	"India" means the Republic of India as constituted from time to time;

t.	"Key Managerial Personnel" means the persons listed in Schedule 3 hereto;

u.
"Lien" means, with respect to any property or asset, any mortgage, pledge, hypothecation, charge, assignment, deposit arrangement, encumbrance, security interest, lien, voting agreement, right of first refusal, conditional sale agreement, title retention agreement, restriction, easement, option, fiduciary assignment and any security or similar agreement of any kind or nature whatsoever;

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v.
“Material Breach” shall mean any failure, neglect, breach or default by the Promoters in complying with the following: (i) restrictions and obligations in relation to transfer of the Equity Shares held by the Promoters and Promoter Group and Company in relation to SMC Group Companies (Clause 5.1, Clause 5.2 and Clause 5.4), (ii) appointment of Investor Director (Clause 4.1.1.1) and appointment of observer (Clause 4.1.1.6) (iii) appointment of Investor Alternate Director (Clause 4.1.3), (iv) listing of the Equity Shares of the Company as required under Clause 6.3.,(v) anti-dilution right in Clause 5.8 and affirmative right of the Investor as indicated in the specified matters listed out in Schedule 6 at point (a), (b), (d), (f), (h), (k), (l), (q). It will also include any failure, breach or default by Promoters or Promoter Group or the Company in relation to SMC Group Companies to vote through their respective appointed/nominated director or proxies otherwise than as required under the Agreement for the above provisions;

w.	"Memorandum" means the Memorandum of Association of Company from time to time;

x.
“Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SMC Group Companies, as the case may be;

y.
"Person" means a human being, labor organization, partnership, association, joint venture, corporation, limited liability company, legal representative, trustee, trustee in bankruptcy, receiver or any other legal entity whatsoever;

z.	“SEBI” means the Securities and Exchange Board of India;

aa.	"Securities" shall have the meaning ascribed thereto in Clause 2(h) of the Securities Contract (Regulation) Act, 1956;

bb.	"Shareholder" means shall mean Investor and Promoter Group collectively, and “Shareholder” shall mean any one of them individually;

cc.
“SMC Group Companies” shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited.

dd.
"Subscription Agreement" means the agreement headed "ShareSubscription Agreement" dated __May 2007, executed or to be executed between the Company, the Investor and the Promoters, and in terms of which the Investor will subscribe for, and the Company will allot and issue to the Investor, the Subscription Shares;

ee.
"Transaction Agreements" means (i) this Agreement, (ii) the Subscription Agreement, and (iii) any other agreements or documents included as a Transaction Agreement and designated as such by agreement in writing between the Parties.

1.2	Interpretation:

1.2.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

1.2.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

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1.2.2.1	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

1.2.2.2	All statutory instruments or orders made pursuant to a statutory provision; and

1.2.2.3	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

1.2.2.4	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

1.2.2.5
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

1.2.2.6	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

1.2.2.7	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

1.2.2.8
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

1.2.2.9	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

1.2.2.10	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

1.2.2.11
Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included.

1.2.2.12	The words “include” and “including” shall be construed without limitation.

1.3
Any agreement, covenant, representation, warranty, undertaking or liability arising under this Agreement on the part of Promoters shall be deemed to be made or given by such Promoters jointly and severally. Without limiting the generality of the foregoing, whenever used in this Agreement, except as otherwise expressly provided, "Promoters" shall include each Promoter, jointly and severally and Promoters shall be jointly and severally liable for any obligations hereunder. However, it is clarified that for the purpose of indemnity the term Promoter shall include: (i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mrs. Sushma Gupta, and (iv) Mrs. Hemlata Aggarwal and no other Promoters as indicated in the Promoter Group and any Promoters’ obligation to indemnify the Investor under this Agreement will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.

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2.	COMPANY

2.1	As of the Completion Date, the authorized share capital of the Company shall be as follows:

Authorized Share Capital	No. of Shares	Value per Share
Rs. 20,00,00,000	1,50,00,000 Equity shares 50,00,000 Preference Shares	Rs. 10 Each Rs. 10 Each

2.2	As of the Completion Date, the issued, subscribed and paid-up share capital of Company shall be as follows:

Issued, Subscribed and Paid-up Share Capital	No. of Equity Shares	Value per Equity Share
Rs. 8,81,91,540	88,19,154	Rs. 10 each

2.3	As of the Completion Date, the shareholding structure of each of the SMC Group Companies shall be as reflected in Schedule 4 hereto.

2.4
On or prior to Completion, the Company shall convene a meeting of its shareholders and shall take all the necessary steps required to amend the Articles of Association of Company to reflect the form of the Articles of Association set out at Schedule 5. On or prior to Completion the Company shall also cause the SMC Group Companies to take necessary steps to amend their respective articles of association to suitably reflect the provisions of this Agreement. The Promoters agree to vote all of their Equity Shares in favor of all resolutions required in order to amend the Articles of Association as aforesaid.

2.5
The Company shall deliver to the Investor a certified true copy of the resolution of the general meeting/shareholders of the Company evidencing the amendment to the Articles of Association as stated above and a certified true copy of the filing receipt of Form 23 with the Registrar of Companies, regarding the same.

2.6
The Parties hereby agree that in the event of any inconsistency between the provisions of this Agreement and the Memorandum and Articles of Association, then the provisions of this Agreement will prevail and the Shareholders shall expeditiously amend the Memorandum and Articles of Association to remove any such inconsistency.

3.	ADDITIONAL CAPITAL

3.1
Additional Capital. If the Board of the Company, acting reasonably in the circumstances, decides at any time that borrowings from a bank or other outside sources are not desirable, and that funding by way of share capital is preferable to funding by way of loan account, which decision is approved in writing by the Investor (any time within (i) 2 years from the date of Completion, or (ii) listing of the Equity Shares of the Company at National Stock Exchange Limited or Bombay Stock Exchange Limited, whichever is later), the Board shall request the shareholders, by issuance of a notice (the "Funding Notice") to the shareholders of the Company, to contribute, within 30 (thirty) days or such other period as required under Applicable Law after the issuance of the Funding Notice (the "Funding Period") additional capital to Company, pro rata to their respective holdings of the issued and paid-up share capital of Company, by way of subscription for additional Equity Shares in accordance with Section 81(1) of the Act. Provided that the Funding Period shall be extended by any period reasonably necessary to obtain any Government or regulatory approval for the purpose of contributing such additional capital.

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3.2
Determination of price. If additional capital is to be contributed pursuant to Clause 3.1, then the subscription price for such additional Equity Shares shall be determined by the Board and set out in the Funding Notice. The Company shall, promptly upon the receipt of such subscription price, issue the appropriate number of Equity Shares based upon the payments received from the shareholders.

3.3
Failure to subscribe. In the event of a the Shareholder failing to subscribe for the additional Equity Shares offered to it within the Funding Period, such Equity Shares shall be offered to the other Shareholder.  In this event, the Shareholder shall be entitled to subscribe for all or any of the Equity Shares offered to it either itself or through its Affiliates or Promoter Group within 15 (fifteen) business days of receipt of the offer and irrespective of any change in the equity shareholding pattern of Company.

3.4
Restriction on Renunciation. The Shareholders shall not renounce the right in respect of Equity Shares offered for subscription in favor of any other Person (other than an Affiliate or Promoter Group, as the case may be) without first giving the other Shareholder, a reasonable opportunity to subscribe for the Equity Shares on the same terms and conditions that such right is proposed to be renounced in favor of any other Person (other than an Affiliate or Promoter Group of the renouncing Party). No such renunciation will be made by the Promoters in favor of any Person if such renunciation will be detrimental to the interests of the Company or the Investor.

3.5
Subscription through Affiliates or Promoter Group. Any Shareholder may subscribe for additional Equity Shares through any of its Affiliates or Promoter Group, as the case may be, under Clause 3.4, subject to the prior fulfillment of the following conditions:

3.5.1	such Affiliate shall previously have signed a Deed of Adherence;

3.5.2
prior to any such Affiliate ceasing to be an Affiliate of the relevant Shareholder, all of the Equity Shares held by such Affiliate in the Company shall be transferred to the Shareholder in question or to another Affiliate of the Shareholder in question;

3.5.3	the relevant Shareholder shall guarantee the performance by such Affiliate of its duties, obligations and liabilities under this Agreement; and

3.5.4	all the provisions of this Agreement that apply to the Shareholder shall apply to such Affiliate to the same extent.

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4.	CORPORATE GOVERNANCE

4.1.1	Composition of the Board

4.1.1.1
For and during the term of this Agreement, the Investor shall be entitled to nominate and maintain in office, one (1) non-executive Director to the Board of the Company, and to propose the removal of any Director so appointed from office and to recommend the appointment of another in the place of the Director so removed, provided that the Board shall, as soon as practicable and in any event prior to the consideration of any other matter, upon notice from the Investor, remove such Director and appoint as Director such replacement designated or nominated by the Investor ("Investor Director"). The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included.

4.1.1.2
The Investor Director shall be liable to retire by rotation in accordance with the provisions of the Act, but upon such retirement shall be eligible for re-appointment, and shall be duly re-appointed as Director, it being the intention of the Parties that the Investor Director shall remain Director at all times up to the termination of this Agreement.

4.1.1.3
The Board shall have the overall responsibility for management of Company and may appoint and delegate such day to day functions to the chairman, the managing director, manager or to a committee, as it deems fit.

4.1.1.4	The Investor Director shall have all powers and privileges in accordance with Applicable Law.

4.1.1.6
Appointment of Observer. The Investor will have an option to appoint such “observer” in SMC Group Companies. If the Investor exercises its option to appoint such “observer”, the Company shall and Promoters shall ensure that such “observer” has the right to attend and speak at all such meetings of the SMC Group Companies and receives all notices, agendas, draft resolutions, reports and other documents provided by or on behalf of SMC Group Companies to its directors. It is clarified that the “observer” shall have no rights to vote at any such meetings of SMC Group Companies. The Company shall have and the Promoters shall have caused each of the SMC Group Companies to appoint a representative individual nominated by Investor as an “observer” with rights to attend all meetings of the board of directors, committees of the board of directors and the shareholders of each of the SMC Group Companies, if requested by the Investor at its discretion under this Clause 4.1.1.6.

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4.1.2	Qualification Shares. A Director need not hold any qualification shares.

4.1.3
Investor Alternate Director for Specified Matters. In the event that any Investor Director (an "Original Investor Director") is away for a continuous period of more than (3) months from the state in which the meetings of the Board are ordinarily held, the Board shall appoint another Director (an "InvestorAlternate Director") for and in place of the Original Investor Director. The Board shall only appoint such Investor Alternate Director nominated by the Investor. Such Investor Alternate Director shall be entitled to receive all materials supplied to Directors and shall also be entitled to attend all meetings of the Board and committees thereof in the absence of the Original Investor Director.

4.1.4
Committees . The Investor Director shall be entitled to attend all committees and sub-committees (by whatever name called) of the Board. The Investor Director shall be a necessary part of the quorum for every meeting of the committee or sub-committee of the Board where any Specified Matters are considered.

4.1.5	Liability of Investor Director

4.1.5.1	The Promoters and the Company expressly agree that the Investor Director will be a non-executive Director and subject to Applicable Law will be considered as independent director.

4.1.5.2
The Promoters and the Company expressly agree and undertake that the Investor Director shall not be in charge of, or responsible for the day to day management of the Company and shall not be deemed to be "officers in default" as the term is defined in the Act and shall accordingly not be liable for any default or failure of the Company in complying with the provisions of any Applicable Laws.

4.1.5.3
The Promoters and the Company expressly agree that the Investor Director shall not be identified as officer in default of the Company or occupier of any premises used by Company or an employer of the employees of Company.

4.1.5.4
Immediately upon Completion, the Company shall, and the Promoters shall ensure that Company shall, procure suitable Director and Officers Liability insurance of an amount of up to India Rupees Five Crores in favor of the Investor Director from a reputable insurance company acceptable to the Investor in respect of claims or liabilities resulting from the actions or omissions of the Investor Director as Directors of the Company for an amount acceptable to the Investor.

4.1.5.5
Voting for appointment of Directors. The Promoters shall vote their Equity Shares in favor of all resolutions required for the election of person nominated to be Investor Director by the Investor in accordance with Clause 4.1.1.

4.1.5.6
Withdrawal of Nomination. The Investor shall at any time be entitled to provide written notice to the Board withdrawing its nomination of any Investor Director. Such written notice shall take immediate effect. On receipt of such written notice, the Promoters shall be bound to cause their Directors to vote in favor of the removal of the Investor Director whose candidature is withdrawn by the Investor.

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4.2	Board Meetings

4.2.1
Number of Board Meetings. The Board shall meet at least 4 (four) times in every calendar year and at least once in every calendar quarter. All expenses and costs incurred for attending meetings of the Board by the Investor Director shall be borne by the Company. A Board meeting may also be held by teleconference or video conference and/or the presence of a Director at a meeting may be recorded if he is present over telephone or video conference, if such meeting or presence, as the case may be, is not contrary to law.

4.2.2
Notice for Board Meetings. At least 7 (seven) days prior written notice shall be given to each of the Directors of any meeting of the Board or a committee or sub-committee of the Board where any Specified Matter are being considered. Every notice to an Investor Director shall also be sent to one of its designated addresses in India. A meeting of such Board or a committee meting where Specified Matters are proposed to be considered may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of a majority of Directors which shall include at least 1 (one) Investor Director.

4.2.3
Contents of the Notice. A reasonably detailed agenda shall be supplied to each Director along with the notice, together with the draft resolutions and other appropriate documentation with respect to agenda items calling for Board action, to adequately inform Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda items.

4.2.4
Quorum for Board meetings. A quorum of the Board shall include at least 1 (one) Investor Director at the commencement and throughout the duration of the meeting where any Specified Matters are proposed to be or are considered. If the Investor Director is not present at any meeting of the Board ("Initial Meeting"), the meeting shall be adjourned to the same time and place in the next week (unless otherwise agreed by all the Directors) or if that day is not a day to the immediately succeeding business day. Not less than 5 (five) days notice shall be given of any adjourned meeting ("Adjourned Meeting"). At the Adjourned Meeting, the Board, in the absence of the Investor Director, the Board can decide upon matters other than the Specified Matters as provided in Clause 4.3.5. If the Investor Director is unable to attend the Initial Meeting he shall on or before the date of the Adjourned Meeting convey in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Initial Meeting or the Adjourned Meeting. It is understood between the Parties, that the Promoters shall ensure that none of the Specified Matters will be taken up at the Shareholders Meeting (except an agenda item for dividend required under the Act to be taken-up at the Annual General Meeting of the Company) unless: (i) it has been approved at the Board meeting with Investor Director voting in favor of such resolution, or (ii) the Investor Director has given his affirmative consent in writing to take-up and consider such Specified Matter at the Shareholders meeting. The Promoters and the Company in so far as the SMC Group Companies are concerned shall not exercise their voting rights at the Board and/or the Shareholders meeting against the decision conveyed by the Investor Director.

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4.2.5
Decisions of the Board. Subject to Clause 4.3.5, each Director shall have 1 (one) vote and all decisions of the Board shall require the affirmative vote of a majority of the Directors at a duly convened meeting of the Board at which a quorum is present. In the event there is a vacancy on the Board and an individual has been designated to fill such vacancy, the first order of business shall be to fill such vacancy.

4.2.6
Circular Resolution for Specified Matters. Subject to Clause 4.3.5 and except for those actions required by the Act to be determined at a meeting of the Board, all decisions of the Board may be taken by circular resolution. The notice period for any circular resolution considering any Specified Matter shall be 7 (seven) days. The draft of the resolution must be circulated to all Directors including the Investor Director and as regards the Investor Director a copy shall also be sent to one of its designated addresses in India. Each circular resolution must be in writing and will be deemed to have been passed only when signed  by the Investor Director on any Specified Matter.

4.3	Shareholders Meetings

4.3.1
General Meetings. An annual general meeting of the Shareholders shall be held within 6 (six) months of the end of each financial year. Subject to the foregoing, the Board or any of the Shareholders may convene an extraordinary general meeting of the Shareholders whenever they deem appropriate.

4.3.2	Chairman for General Meeting. The chairman of the Board shall be the chairman for all general meetings. The chairman shall not have any second or casting vote.

4.3.3
Proxies. Any Shareholder may appoint another Person as his proxy (and in case of a corporate shareholder, an authorized representative) to attend a meeting and vote thereat on such Shareholder’s behalf, provided that the power given to such proxy must be in writing.

4.3.4
Quorum for General Meetings. To constitute a quorum for a general meeting of the Company where any Specified Matter is being considered, the presence in person or through proxy of an authorized representative of Investor shall be necessary at the commencement and throughout the duration of the meeting, unless the Investor has prior to the meeting conveyed in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Shareholders Meeting. The Promoters and the Company in so far as the SMC Group Companies are concerned shall not exercise their voting rights at the Shareholders Meeting against the decision conveyed by the Investor Director.

4.3.5	Specified Matters. Notwithstanding anything contained in this Agreement, during the subsistence of this Agreement:

4.3.5.1	Each of the Specified Matters as contained in Schedule 6 hereto shall be decided by the Company or the SMC Group Companies only through a resolution of its Board or shareholders, as the case may be.

4.3.5.2	No resolution or decision shall be passed or taken by the Board or the shareholders of the Company or the SMC Group Companies with respect to any of the Specified Matters unless:

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(i)	Such resolution or decision is approved by a majority of the Board, which majority includes the affirmative vote of an Investor Director, or

(ii)	Such resolution or decision is approved in writing by the Investor, or

(iii)	The Investor, by itself or through proxy, votes in favor of such resolution at a general meeting of such company.

4.3.6	Exercise of Voting & Other Rights

4.3.6.1
The Promoters and the Promoter Group and the Company, in so far as the SMC Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SMC Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

4.3.6.2
If a resolution contrary to the terms of this Agreement is passed at any meeting of shareholders or at any meeting of the Board or any committee or sub-committee thereof, such resolution shall be null and void.

4.3.7
Avoidance of Conflict; Necessary Actions. Each Promoter shall vote all of its Equity Shares, and shall take all other actions necessary, to (i) ensure that the Company's Memorandum and Articles of Association facilitate and do not at any time conflict with any provision of this Agreement, and (ii) to ensure compliance by the Company of its obligations hereunder.

4.4
Related Party Transaction. From the date of Completion, all transactions of the Promoters with the Company and/or the SMC Group Companies for expenses, income, and/or any contingent liability exceeding in an amount of INR 41 million in any Financial Year will require the prior approval of the Investor and all related party transactions shall be conducted at commercially justifiable terms and the relationship will be conducted at an arm's-length basis.

5.	RESTRICTIONS ON TRANSFER

5.1
Restrictions on Transfer. The Promoters and Promoter Group shall not be permitted, directly or indirectly, and shall not agree to do any of the following during the continuance of this Agreement except (a) if required under or as contemplated in Clause 5.2 of this Agreement, or (b) with the prior written consent of the Investor:

5.1.1	transfer or exchange any Securities of the Company or SMC Group Companies other than in compliance with this Clause 5;

5.1.2	pledge, mortgage, Lien, charge or otherwise encumber any Securities of the Company or SMC Group Companies;

5.1.3	redeem any Securities of the Company or SMC Group Companies.

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5.2	Permitted Transfers.

5.2.1	Promoters and Promoter Group are permitted to transfer their Shares amongst individuals forming part of the Promoter Group, subject to compliance of and as permitted under Applicable Law;

5.2.2
Subject to compliance of Applicable Law the Promoters and Promoter Group may transfer upto 5% of the issued and paid-up share capital of the Company, to any third party (“Purchaser”) in a financial year (i.e. April 1 to March 31), subject to (i) the Promoters and Promoter Group shareholding in the Company not falling below 35% of the issued and paid-up share capital of the Company and (ii) the Promoters and Promoter Group not giving any favorable right to the Purchaser than that available to the Investor under the Shareholders Agreement;

5.2.3
Subject to compliance of Applicable Law, if the Promoters and the Promoter Group have divested their Shares to third party under Clause 5.2.2 of this Agreement, Promoters and Promoter Group may transfer, in each financial year (i.e. April 1 to March 31) up to further 5% of the issued and paid-up share capital of the Company to any third party, provided: (a) they continue to hold at least 25.1% of the issued and paid-up share capital of the Company, and (b) are in ‘control’ of the Company, and (c) the Company’s shares are listed on either the Bombay Stock Exchange Limited or the National Stock Exchange Limited, and (d) Promoters and Promoter Group complying with the requirements indicated in Clause 5.4 of this Agreement. The word ‘control’ for the purpose of this Clause 5.2.3 shall mean (i) the right to appoint majority of the directors of the Company, (ii) power to direct the management or policies of the Company and (iii) Promoters and/or Promoter Group continue to be classified as ‘Promoter’ of the Company under Applicable Law.

5.3
Invalid Transfers. The Company shall refuse to register any transfer or other disposition of Securities purported to be made by the Promoters in breach of any of the provisions herein contained. The Shareholders shall cause their nominees on the Board to cast their votes in such a manner as to ensure that the Company registers all transfers made in accordance with this Agreement.

5.4	Transfer of Shares by Promoter.

5.4.1
Notice of Transfer. From the date of this Agreement, in the event the Promoters or Promoter Group or any of them propose to transfer any of their Securities in the Company (the “Offered Shares”) under Clause 5.2.3, the Promoters and the Promoter Group shall first obtain and provide to the Investor a bonafide written offer from the proposed third party purchaser (the “Purchaser”) to purchase the Offered Shares. Such offer (the “Outside Offer”) shall:

5.4.1.1	State the identity of the Purchaser (including the proposed ultimate beneficial owner of the Offered Shares), and any group of companies of which such proposed Purchaser is a part;

5.4.1.2	State price per Share offered (“Offer Price”);

5.4.1.3	State the number of Shares to be transferred;

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5.4.1.4	State the other material terms and conditions of the Outside Offer; and

5.4.1.5
Contain an undertaking from the Purchaser that the Purchaser shall purchase the Shares held by Investor as of the date of the Outside Offer on the same price and terms as that offered to Promoter excluding non-compete premium to the extent of fifteen (15%) of the Offer Price.

5.4.2
Option of Investor. Within Thirty (30) days after receipt of the Outside Offer, the Investor shall have the option, exercisable in its sole discretion to sell equal number of its Shares of the Company to the Purchaser at the price and substantially in accordance with the terms set out in the Outside Offer in priority of the Promoter and/or Promoter Group. The Investor shall notify the Promoter in writing (the “Transfer Notice”) within Thirty (30) days after receipt of the Outside Offer of the manner of exercise of its option under Clause 5.4.2. If no such Transfer Notice shall have been received by the Promoter or Promoter Group on the expiry of such period of Thirty (30) days, the Investor shall be deemed to have refused to exercise its option under Clause 5.4.2, in which event Promoter may execute the transfer in favor of the Purchaser at the Offer Price and on the terms set forth in the Outside Offer within next Thirty (30) days thereafter, and can avail an additional premium of up to 15% of the Offer Price without offering it to Investor provided it is received as non-compete premium as may be permitted under Applicable Law. If the Promoters and/or Promoter Group fail to complete the transfer within this period of Thirty (30) days, the steps and procedure indicated in Clause 5.4 shall be again followed for any proposed transfer under this Clause 5.2.3.

5.5	Transfer of shares by Investor.

5.5.1
Investors shall have the right to sell all or part of the Shares as and when they desire without any restrictions. However, if any Investor, at any time during the subsistence of this Agreement, intends to sell or otherwise transfer all or part of their Shares of Company to third parties, Promoters shall have a right of first offer (“Promoters Right of First Offer") to buy the shares from Investor, whereupon the following procedure as indicated in Clause 5.5.2 to Clause 5.5.5. shall apply.

5.5.2	Investor shall deliver a written notice (the "Investor Transfer Notice") to Promoters. Investor Transfer Notice shall state the number of Investor Shares to be sold together with:

5.5.2.1	the identity of the proposed purchaser (including the proposed ultimate beneficial owner of the shares), and any group of companies of which such proposed purchaser is a part;

5.5.2.2	State price per Share offered;

5.5.2.3	State the other material terms and conditions of the offer.

5.5.3
If the Promoters are willing to buy all of the Investor Shares on offer, the Promoters shall notify Investor in writing (the “Promoter Purchase Notice”) no later than thirty (30) days after the Investor Transfer Notice of Promoters intent to purchase all the Investor Shares on offer. If the Promoters exercise their right of first offer, then the Promoter Purchase Notice must: (i) relate to all the Investor Shares on offer, (ii) must set out the price at which the Promoters offer to purchase the Investor Shares on offer, and (iii) such price must be immediately payable to the Investor in cash on the date of sale of the offered Investor Shares to the Promoters.

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5.5.4
If no such Promoter Purchase Notice shall have been received by the Investor, Promoters shall be deemed to have refused to exercise their right of first offer and the Investor may execute the transfer of the Shares set forth in the Investor Transfer Notice in favour of any third party at a price not less than that offered to the Promoters, within a period of thirty (30) days from the date of the Investor Transfer Notice.

5.5.5
On receipt of the Promoter Purchase Notice, the Investor shall at any time within a period of thirty (30) days sell the Shares on offer to the Promoters at the price set out in the Promoter Purchase Notice. It is agreed between the Parties that the Promoters Right of First Offer shall immediately lapse upon the listing of Company’s shares on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited and the Investor shall not be obligated by any provisions of Clause 5.5. Provided that the Investor sells the shares through the mechanism of the stock exchange.

5.6	Government Approvals. It is hereby agreed that:

5.6.1	any sale or transfer contemplated under the provisions of this Agreement shall be subject to any necessary Government or regulatory approvals;

5.6.2
any time limit imposed by the provisions of this Agreement shall be extended in respect of any period reasonably necessary to obtain any Government or regulatory approval, provided that, the Parties shall use all reasonable endeavors to expedite the obtaining of any such approvals; and

5.6.3
if the Investor is unable to take up any Securities to be transferred in accordance with the provisions of this Agreement or any part thereof due to any Applicable Laws, it shall be entitled to nominate any other party acceptable under Applicable Law to purchase such Securities or any part thereof and acceptable to the Promoters.

5.7	Deed of Adherence

In every case of a transfer of Securities by the Promoters to any Person in accordance with the provisions hereof, the Promoters shall ensure before transferring its Securities to such Person that:

5.7.1
Such Person shall be bound by the obligations of the Promoters under this Agreement. Until compliance by such purchaser, the obligations of the Promoters under this Agreement shall not cease. Any such purchaser or transferee of the Securities shall, ipso facto, by virtue of its being such a purchaser/transferee be automatically bound by the obligations of the Promoters.

5.7.2
Prior to the acquisition of the Securities, the purchaser of the Securities shall execute a Deed of Adherence in the content and form annexed hereto as Schedule 7. If the purchaser fails to or refuses to sign the said Deed of Adherence, then the transferring Shareholder shall not be entitled to transfer any Securities to the purchaser and any transfer not in accordance with this Clause shall be null and void.

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5.8
Anti-dilution Rights. Notwithstanding any other provisions of this Agreement, for a period of two (2) years from the Completion Date or till such time as the Company lists its Shares on the National Stock Exchange or Bombay Stock Exchange in accordance with Clause 6.3, whichever is later, the prior written consent of the Investor shall be required for the Company to make any new issuance of Securities of the Company. Provided that where the Investor consents to such issuance, the Company shall not offer any rights to such Person which will in any way conflict with the rights of the Investor. It is further expressly agreed that in the event any Person who invests in the Company is offered rights, including those relating to voting, dividends, transfer of shares, and further issues of shares, that are more favorable to such Person than those offered to the Investor, the Investor shall have the right to require the Promoters and the Company, and the Promoters and the Company shall ensure that the Investor is entitled to enjoy any and all such rights offered to such other Person, and the Parties agree to execute all such documents as are necessary to offer such additional rights to the Investor.

6.	COVENANTS OF PROMOTERS

6.1
Access/Information. From and after the date hereof until the termination of this Agreement, the Company and the Promoters shall, and Promoters shall cause the Company and each of the SMC Group Companies to, afford to and permit the Investor, access to its personnel, properties, books, contracts, commitments, financial and operating data and records and to discuss the business, affairs, operations, finances, regulatory status and other matters related to the Company and SMC Group Companies, with the Promoters and the Company. The Parties agree that the disclosure of information and documents by the Promoters and the Company to the Investor pursuant to this Agreement shall not relieve the Promoters or the Company from any obligation pursuant hereto.

6.2	Non-Competition.

6.2.1
As further consideration for the Investor’s agreement to subscribe for the Subscription Shares pursuant to the Subscription Agreement, each of the Promoters agrees that, except as expressly consented to by the Investor in writing, it shall not at any time after the date of this Agreement, directly or indirectly (by itself or through its affiliates) engage in or receive any financial benefit from any Covered Activity, whether as an employer, proprietor, partner shareholder, investor, director, officer, employee, consultant, agent or otherwise.

6.2.2
Without affecting the generality of the above, it is agreed that on and after the date of this Agreement, the Promoters (by themselves or through their affiliates) shall engage in the Business only through the Company or the SMC Group Companies, as the case may be.

6.2.3	Each of the Promoters agrees not to, and to cause its affiliates not to, engage, directly or indirectly in any of the following activities:

6.2.3.1
the use or disclosure of any client database of the Company or SMC Group Companies or other know-how or other information pertaining to the customers or suppliers of the Company or SMC Group Companies;

6.2.3.2	the solicitation of any customers or suppliers of the Company or SMC Group Companies to terminate or otherwise adversely modify their relationship with the Company; or

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6.2.3.3	the solicitation, engagement or retention in any capacity of any employee of the Company or SMC Group Companies or any director, officer or executive of the Company or SMC Group Companies.

6.2.4
Each of the Promoters agrees not to initiate any new activities or expansions related to the Company and the SMC Group Companies’ existing or proposed line of business through any vehicle, including other companies where the Promoters have an interest. Such new initiative if undertaken would be undertaken only under the Company or through a wholly owned subsidiary of the Company.

6.2.5
The Promoters shall endeavor to ensure that the Key Managerial Personnel of the Company shall not assume any executive responsibilities in any other company, without the prior written consent of the Investor for as long as they are employees or executive directors and/or hold executive responsibilities in the Company.

6.2.6
The Promoters agree that during the term of this Agreement they shall not assume any business activity which results in a dilution of the management time spent by them in the activities of the Company or SMC Group Companies. The Promoters further undertake that they shall not commit any act, which has the effect of undermining their fiduciary duties and responsibilities to the Company without the prior written consent of the Investor.

6.2.7
Each of the covenants contained in this Clause 6.2 shall be construed as a separate covenant and if, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants of this Clause 6.2, then such covenant shall be deemed included herein only to the extent enforceable as permitted under Applicable Laws for the purpose of such proceeding or any other judicial proceeding to the extent necessary to permit the remaining covenants to be enforced. The restrictions set forth in this Clause 6.2 shall be in addition to any restrictions imposed under the Applicable Laws of any jurisdiction.

6.3
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the Effective Date of this Agreement.

6.4	No Pledge. The Investor shall not at any point in time be required to pledge its Securities or provide other support to any third party, including any lenders of funds to the Company.

6.5
Liquidation Preference.  Subject to the provisions of the Act, in the event of any liquidation, dissolution or winding-up of the Company, the Investor shall be entitled to first receive, prior to any distribution to the Promoters and Promoter Group, the proceeds arising from such liquidation, dissolution or winding-up of the Company, to the extent of the Investment Amount. The balance, if any, shall be distributed among the holders of the Equity Shares including the Investor in proportion to their respective shareholding in the Company.

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7.	CONFIDENTIALITY

7.1
Each Party hereby agrees that any information obtained by such Party (the "Receiving Party") which is, or would reasonably be perceived to be, proprietary to any other Party (the "Designated Party") or otherwise confidential, will not be disclosed without the prior written consent of the Designated Party, provided that any information shall not be deemed proprietary or confidential if (i) such information is now or subsequently becomes generally known or available by publication, commercial use or otherwise, through no fault of the Receiving Party, (ii) such information was previously known by the Receiving Party at the time of disclosure from a source other than the Designated Party without violation of an obligation of confidentiality, (iii) such information is independently developed by the Receiving Party without the use of any confidential or proprietary information, (iv) such information is lawfully obtained by the Receiving Party from a third party without violation of a confidentiality obligation, or (v) the Designated Party agrees in writing that such information may be disclosed by the Receiving Party.

7.2
Notwithstanding Clause 7.1 above (i) each Party may disclose such information to its legal counsel, bankers and accountants (provided that such Party shall remain liable for the compliance by such Persons with the provisions hereof), (ii) such information may also be disclosed to the Investor’ lenders, members or shareholders (provided that the Investor shall remain liable for the compliance by such Persons with the provisions hereof), (iii) each Party may disclose such information as is required by Applicable Law, provided that, to the extent permitted by Applicable Law, the other Party is given prompt written notice and opportunity to object as soon as practicable prior to disclosure, and (iv) each Party may disclose such information when necessary to enforce such Party’s rights hereunder.

8.	ADDITIONAL COVENANTS

8.1
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SMC Group Companies.

8.2
Ethical Business Practices. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies shall ensure that the business practices of Company and SMC Group Companies are ethical and in accordance with Applicable Laws.

8.3
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies/SAM Global Securities Limited or SMC Group Companies/SAM Global Securities Limited on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

8.4
Financial and accounting records.. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission. The right under this Section 8.4 shall survive termination of this Agreement till such time the Investor holds 7.451% of the issued and paid-up share capital of the Company at Completion (including bonus shares and subsequent merger with SAM Global Securities Limited and any 100% subsidiary of the Company)

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8.5
Inspection & Audit Rights of Investor. The Company and SMC Group Companies shall and the Promoters shall ensure that the Company and SMC Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SMC Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SMC Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents. Provided that the Investor shall ensure compliance of the provisions of the Securities and Exchange Board of India (Insider Trading Provisions), 2000.

8.6
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of SAM Global Securities Limited with the Company, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of the Company, provided that, the Investor acquires 14.90% of the issued and paid-up share capital of SAM Global Securities Limited, pursuant to the Share Subscription Agreement executed between the Promoters, SAM Global Securities Limited and the Investor. It is clarified that such shareholding may not be maintained if the Investor divests its shareholding in the Company or SAM Global Securities Limited after Completion.

8.7
The Company shall furnish and the Promoters shall ensure that the Company furnishes to the Investor and/or its assignees/nominees the following information as regards the Company and the SMC Group Companies:

8.7.1
quarterly, semi-annual and unaudited annual financial statements shall be furnished to the Investor within 45 (forty-five) days of the end of each quarter, half-year and annual period. Audited annual financial statements shall be furnished to the Investor within 90 (ninety) days of the end of the period. Financial statements shall be accompanied by a report and a discussion of key issues and variances to the budget and to the previous period;

8.7.2
Management Information System information and reports (in a format agreed upon between the Promoters and Investor including risk assessment reports) shall be provided by the Company to the Investor within 15 (fifteen) days of the end of each month;

8.7.3	any material information including appointment/resignation of any Key Managerial Personnel within a period of 7 (seven) days from the Company possessing knowledge of the same;

8.7.4
all other information reasonably requested by the Investor or by any Investor Director from time to time. Provided that the Investor Director shall and the Investor shall cause the Investor Director to ensure compliance of the requirements of Securities and Exchange Board of India Insider Trading Regulations, 2000.

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8.8
Further Public Offering. If the Promoter and the Company at any time after the Completion and during the term of this Agreement contemplate a Further Public Offering to the public shareholders by offloading their existing Equity Shares, the Investor shall have a right and an option to put up to equal number of the Equity Shares proposed to be offered by the Promoters in such Further Public Offering.

8.9	Annual Operating Budget& Business Plan

8.9.1
Preparation of annual operating budget & business plan. The Company, Promoters and the Investor acknowledge that the Business will be conducted in accordance with an annual operating budget and business plan.

8.9.2
Approval of annual operating budget & business plan. The annual operating budget and business plan shall be subject to approval by the Board. The annual operating budget and business plan may be only be amended subject to approval by the Board.

9.	INDEMNIFICATION

9.1	Indemnification by Company and Promoters.

9.1.1
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages) (“Losses”), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

9.1.1.1	any willful misrepresentation or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement;

9.1.1.2	any liability arising out of willful non compliance of any obligation undertaken by the Company or the Promoters;

9.1.1.3	any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion;

9.1.1.4	any Losses arising out of the termination of license obtained by the Company from National Stock Exchange.;

9.1.2
Limitation of Liability. Promoters’ obligation to indemnify the Investor under Clause 9.1.2 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place. Further, for the purpose of this Clause 9.1.2, the term Promoters shall only include: (1) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mrs. Sushma Gupta, and (iv) Mrs. Hemlata Aggarwal and no other Promoters as indicated in the Promoter Group.

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9.1.3	Any compensation or indemnity as referred to in Clause 9.1.2 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such Losses.

9.2	Procedure for Indemnification.

9.2.1
The Indemnified Party shall give notice to the Indemnifying Parties of any claim for indemnification ("Claim"), specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

9.2.2
With respect to a Claim solely between the Parties, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have 15 (fifteen) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Indemnified Party agrees to make available to the Indemnifying Party such information as may be reasonably necessary in order to substantiate the Claim. If the Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the 15 (fifteen) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Indemnified Party and the Indemnifying Part do not agree within the 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the Parties agree or the amount of the Claim is undisputed, and the Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

9.3
Third-Party Claims. The obligations and liabilities of each Party under Clause 9.1 related to a claim asserted against the Indemnified Party by any third Person ("Third-Party Claim") shall be subject to the following terms and conditions:

9.3.1
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Indemnified Party, the Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Indemnified Party, provided, however, that (i) the Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Indemnified Party’s judgment a conflict of interest exists such Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

9.3.2
If within 15 (fifteen) days after written notice to the Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Indemnified Party against such Third Party Claim, the Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

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9.3.3
Each Party shall provide the Indemnified Party with access to all records and documents within such Party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the Indemnified Party with respect to any Third-Party Claim.

9.4
Other Rights and Remedies Not Affected. The indemnification rights of the Parties under this Clause 9 are independent of, and in addition to, such rights and remedies as the Parties may have at law or in equity or otherwise for any intentional or knowing misrepresentations, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any Party, including the right to seek specific performance, rescission, restitution or other injunctive relief, none of which rights or remedies shall be affected or diminished thereby.

10.	TERM

This Agreement shall enter into effect from the Effective Date and shall continue in force until the earlier of:

(i) the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares and subsequent increase in the capital pursuant to the merger with SAM Global Securities Limited and any 100% subsidiary of the Company shall be included, or

(ii) unless terminated earlier in accordance with Clause 11 below, or

(iii) (a) listing of the Equity Shares of the Company on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited, or (b) four years from the Effective Date, whichever is later.

11.	TERMINATION

11.1	This Agreement may be terminated as follows:

11.1.1	If so agreed in writing by Promoters and Investor;

11.1.2
By either the Promoters or the Investor with immediate effect by notice in writing to the other Parties if the Company is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of Company or if Company is liquidated or dissolved;

11.1.3
If the Promoters or any of them (the “Defaulting Party”) commits any Material Breach under this Agreement, the Investor may terminate this Agreement with immediate effect if such Material Breach by giving a notice to the Promoters for of such Material Breach and such Material Breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor;

11.1.4
With respect to Promoters or Investor, if either Promoters or Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Promoters or the Investor or the if the Promoters or the Investor is liquidated or dissolved, the other of the Promoters or Investor that continues in existence may by written notice terminate this Agreement with immediate effect.

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11.2           Consequences of Material Breach

11.2.1
In the event of termination of this Agreement by the Investor under Clause 11.1.3, then without prejudice to any other rights and remedies otherwise available to the Investor under law or this Agreement, the Investor shall have the right, exercisable at its sole discretion, at any time within Sixty (60) days of the effective date of termination of this Agreement to sell all or any of the Securities of the Company held by the Investor and/or its Affiliates to the Promoters in accordance with Clause 11.2.3 at the price determined in accordance with Clause 11.2.4 (“Put Option”).

11.2.2
On expiry of the 60-day period prescribed above, the Investor shall have the right to require the appointment of an independent valuer (“Independent Valuer”) for determining the fair market value of the Equity Shares of the Company. The costs of the Independent Valuer shall be borne and paid by the Company. The fair market value of the Shares of the Company determined by the Independent Valuer is herein referred to as the “FMV”. For the purpose of determining the FMV, the Independent Valuer shall value the Company and the SMC Group Companies on a going concern basis. The Independent Valuer shall use its best efforts to determine the FMV within thirty (30) days from the date of its appointment.

11.2.3	Put Option.

11.2.3.1
In the event of termination of this Agreement under Clause 11.1.3, the Investor shall have the right and option to call upon the Promoters to purchase all but not less than all the Securities held by the Investor (together with all Equity Shares held by Affiliates) in the Company by a written notice (“Put Option Notice”).

11.2.3.2
On receipt of a Put Option Notice the Promoters shall be obliged to purchase all of the Shares of Company held by the Investor and its Affiliates within a period of sixty (60) days from the date of receipt of the Put Option Notice.

11.2.5	PutOption Price: The “Put Option Price” shall be determined by increasing the FMV by a premium of Five Percent (5%).

Provided however that, subject to Applicable Law, the Option Price shall not at any time be less than the Subscription Consideration less the consideration derived on selling Equity Shares held by the Investor and Affiliates.

12.	RESOLUTION OF DISPUTES

12.1
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavor to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

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12.2
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to both parties for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

12.3
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Center (SIAC). The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

12.3.1	The place of the arbitration shall be Singapore.

12.3.2	The proceedings of arbitration shall be in the English language.

12.3.3
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

12.3.4	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

12.3.5	The Indian courts shall have exclusive jurisdiction.

13.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

14.	NOTICES

14.1
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Millennium India Acquisition Company Inc.
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632
Attention:	Mr. Jacob Cherian

With a copy to:

(i)	Ira Roxland
         Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

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(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 22 2284 1800

The Company:      SMC Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi
Tel:	(+91) 11-3011 1000
Facsimile:	(+91) 011-2362 3297
Attention:	Mr. S.C. Aggarwal

The Promoters:	Mr. S.C. Aggarwal
Address:	C-335, Saranwati Vihar, New Delhi-110 088
Tel: (+91) 011 3011 1000
Facsimile: (+91) 011-2362 3297

14.2
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

14.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

15.	MISCELLANEOUS

15.1
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

15.2
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

15.3
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

15.4
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

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15.5
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties. Provided that the Shares held by the Affiliate shall be re-transferred to the Investor before it ceases to be such Affiliate.

15.6
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the purchase of the Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

15.7
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

15.8
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, and (ii) the issue of Subscription Shares to the Investor, shall be borne by the Promoters and/or the Companies or SMC Group Companies.

15.9
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

15.10
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

15.11
Survival. The provisions of Clause 4.1.1.1, Clause 8.4 and this Clause 15.11 shall survive the termination of this Agreement. To give effect to the intent under the Agreement Clause 11.2 and Clause 12 and this Clause 15.11 shall survive the termination of this Agreement.

15.12
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

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15.13
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SMC Global Securities Limited

Name: Mr. F Jacob CHERIAN	Name: Mr. S.C. AGGARWAL
Title: CEO & President	Title: Chairman and
Managing Director

Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP

Mr. M.C. GUPTA	Mr. S.C. AGGARWAL

Mr. S.C. AGGARWAL
(for and on behalf of following companies: (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, and (vi) Pulin Investment Private Limited pursuant to respective board resolution dated May      , 2007)

Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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SCHEDULE 1

PROMOTER AND PROMOTER GROUP

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14

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SCHEDULE 2

COMPANY AND SMC GROUP COMPANIES

S. No.	Name of Company	Status	Activity

1. 2.	SMC Global Securities Limited SMC Group Companies
•  Registered as Member with NSE for Capital Market
•  Registered as Member with NSE as trading and clearing member in F&O segment Dealer of OTCEI and Member of Ludhiana Stock Exchange
•  AMFI registered mutual fund distributor
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Mutual Fund Distribution • IPO Distribution • Online trading • Clearing member (F & O)
a)	SMC Comtrade Limited	Member NCDEX and MCX	Trading/Broking in Commodities
b)	SMC Comex International DMCC	Member DGCX	Trading/Broking in Commodities
c)	DSP Insurance Brokers Private Limited	Direct broker registered with IRDA	Broking and distribution of life and non-life insurance products
d)	Pulin Investment Private Limited	Investment Company	Investment
e)	Abhichhaya Investment Private Limited	Investment Company	Investment
f)	Nexgen Capitals Limited	Category-I Merchant Banker	Merchant Banking Activities

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SCHEDULE 3

KEY MANAGERIAL PERSONNEL

No.	Name	Designation	Experience	Profile and their responsibilities
1.	Mr. S.C. Aggarwal	Promoter of SMC Group Chairman and Managing Director Of SMC Global Securities Limited	21
Mr. Subhash Chand Aggarwal aged about 51 years is the Chairman & Managing Director of the SMC Global Securities Limited. Mr. Aggarwal is a fellow member of the Institute of Chartered Accountants of India (ICAI). He is the founder and promoter of the SMC Group. He has vast experience, in-depth knowledge and strong understanding of all the intricacies of the Securities market and Financial Services. Being in the stock broking business for the past 21- years, he has seen all the phases of stock markets and handled all the matters efficiently. His exceptional leadership skills and outstanding commitments have made this group one of the leading brokerage and distribution houses of the country. He looks after the whole, of the affairs of the group. Under his leadership the group has expanded its business from stock broking and arbitrage to distribution of Mutual Funds, IPOs, Insurance Products, Category-I merchant banking activities, depository participant services and also ready to start proposed portfolio management services in which the regulatory approval is awaited. Mr. S.C. Aggarwal is the visionary, who planted the sapling of the giant tree called SMC, beside, Mr. Mahesh C. Gupta. With rock solid reserve and firm commitment, he has shaped his vision to reality. He assigns top priority to the principles of transparency, honesty and integrity in all our dealings.

2.	Mr. Mahesh C. Gupta	Promoter of SMC Group Chairman and Managing Director of SMC Comtrade Limited. Chairman Nexgen Capitals Ltd. Director DSP Insurance Brokers (P) Ltd. Director SMC Comex International DMCC	21
 Mr. Mahesh Chand Gupta, Chairman   Managing Director of SMC COMTRADE LTD. is also the founder and promoter of SMC. Mr. Gupta is a fellow member of the Institute of Chartered Accountants of India (ICAI). He is an embodiment of professional excellence. He has a rich experience of more than 21-years in the capital market. His exceptional leadership skills and outstanding commitment has made SMC as one of the leading investment solutions and services provider. His specialization in risk management and surveillance and their disciplined style of working is an inspiration to the workforce of SMC. His experience of the securities as well as the commodity market and their leadership qualities has made SMC a force to reckon with. Mr. Mahesh C. Gupta is the visionary, who planted the sapling of the giant tree called SMC, beside, Mr. S.C. Aggarwal. With rock solid reserve and firm commitment, he has shaped his vision to reality. He assigns top priority to the principles of transparency, honesty and integrity in all our dealings.

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3.	Mr. D.K. Aggarwal	Director SMC Comex International DMCC	15
Mr. D.K. Aggarwal aged about 44-years is a fellow member of the Institute of Chartered Accountants of India (ICAI). He has vide and rich experience of more than 15-years in securities and commodities market. He is managing, controlling and supervising the entire arbitrage business of SMC in commodities & securities market. He is also director in  SMC Comex International DMCC one of our group companies.

4.	Mr. Rakesh Gupta	Director SMC Global Securities Ltd.	11
Mr. Rakesh Gupta aged about 33 years is proposed executive director of SMC. Mr. Rakesh Gupta is a Fellow Member of The Institute of Chartered Accountants of India (ICAI). He has wide and rich experience of more than 11 years of consultancy on legal, secretarial, taxation and other corporate issues.  Beside the above he has strong knowledge of securities, commodities and depository participants operations.

5.	Mr. Pradeep Aggarwal	Director –SMC Global Securities Ltd.	15
Mr. Pradeep Aggarwal aged about 37 years is a director SMC Global Securities Ltd. Mr. Aggarwal is a Graduate from the University of Delhi. He has more than 15 Years of experience in Securities and Commodities Market. He has rich expertise in Arbitrage business. He is managing and supervising the Arbitrage business of the Company.

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6.	Mr. Narender Balasia	EASTERN REGION HEAD- SMC	15
Mr. Narender Balasia aged about 35 is a Graduate from the Kolkata University. He has more than 15 Years of experience in Securities and Commodities Market and distribution of Mutual Funds & IPO’s. He is managing and supervising the entire business of SMC in Eastern Region.

7.	Mr. Rajesh Jain	(Vice President-Research & Development)	16
Mr. Rajesh Jain aged about 45 years is an MBA from Maharashi Dayanand University, Rohtak. He is the promoter of the sites www.stockmarketmessages.com & www.crnindia.com, which are leading web-sites on “Indian Stock Market”. He has conducted seminars at BITS Pilani, ICFAI, ICAI, and IMS. Appeared on CNBC; and wrote articles in leading national dailies including HT. He is one of the distinguished speakers of the Investor awareness seminars conducted by the Company. Being in the capital markets' research & development for the past 16 years, He heads the Research wing of the Company.

8.	Mr. Suman Kumar	Company Secretary & Head Legal	6
Mr. Suman Kumar aged about 31 years is B.Sc. Maths (H), Law Graduate from University of Delhi and an Associate Member of The Institute of Company Secretaries of India (ICSI). He has more than 6 years of experience and expertise in legal and secretarial matters. He is one of the distinguished speakers of the Investor awareness seminars conducted by the Company. He is handling legal and secretarial matter of SMC.

9.	Mr. Mohit Shygle	Vice President-Marketing	6
 Mr. Mohit Shyngle aged about 33 years is a Graduate from Delhi University. He has played an important role in the business expansion of the Company. He has wide and rich experience of more than 6 years in marketing, business expansion and clients dealing in the securities market. He is Vice President Marketing of the Company.

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SCHEDULE 4

SHAREHOLDING STRUCTURE OF COMPANY AND SMC GROUP COMPANIES

SMC GLOBAL SECURITIES LIMITED

Name of Shareholders	No. of Shares	Percentage
Mahesh C. Gupta	1,024,850	11.62
Subhash Chand Aggarwal	1,009,550	11.45
Sushma Gupta	833,100	9.45
Hemlata Aggarwal	828,500	9.39
Ginni Devi	220,000	2.49
Madan Gopal Aggarwal	98,400	1.12
Dinesh Chand Gupta	100,100	1.14
Millennium India Acquistion Company Inc	1,314,054	14.90
Others	3,390,600	38.45

Total	8,819,154	100.00

SMC COMTRADE LIMITED

Name of Shareholder	No. of shares held	Percentage

SMC GLOBAL SECURITIES LTD.	99994	99.994
M.G. Aggarwal	1	0.001
Sushma Gupta	1	0.001
Hemlata Aggarwal	1	0.001
Shyam Sunder Gupta	1	0.001
S.C. Aggarwal	1	0.001
Mr. Mahesh C. Gupta	1	0.001

TOTAL	100000	100

SMC COMEX INTERNATIONAL DMCC

Name of Shareholder	No. of shares held	Percentage

SMC Comptrade Limited	1300	100
	1300	100

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ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

DSP INSURANCE BROKERS (PRIVATE) LIMITED

Name of Shareholder	No of shares	Percentage

SMC Comtrade Limited	599,900	99.983
Mahesh C Gupta	100	0.017
TOTAL	600000	100

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SCHEDULE 5

AMENDED ARTICLES OF ASSOCIATION

[To be agreed and attached separately in a form acceptable to the Investor]

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SCHEDULE 6

SPECIFIED MATTERS

The Specified Matters listed below shall apply to each SMC Group Company mutatis mutandis.

a.	Any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of any class of shares;

b.
Till the expiry of 2 (two) years from the Completion Date or till the Company lists its Shares on the Bombay Stock Exchange or the National Stock Exchange, whichever is later, any action that authorizes, creates or issues shares including rights issue of any class or series of shares and the valuation in respect of all fresh issues, buy backs, splits, issuance of convertible debt/instruments or Securities, bonuses, debt restructuring involving conversion into equity, redemption of preference shares etc and modification of the capital structure;

c.
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of SMC Group Companies/SAM Global Securities Limited or SMC Group Companies/SAM Global Securities Limited on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of that budgeted for in the annual business plan (including a revised annual business plan) that is approved by the Board of Directors;

d.	Any merger, acquisition or consolidation which does not fall under point (e) or effects the paid-up capital of the company;

e.
Any acquisition of existing entity or business from any third party in financial services (broking, insurance, forex, commodities) exceeding INR 41 million and the proposed merger of SAM Global Securities Limited with the Company;

f.	Any transfer of Securities held by the Promoters or the Company otherwise than as permitted under this Agreement;

g.	Declaration of dividend;

h.	Redemption of any class or series of Securities otherwise than on the terms as previously agreed by the Investor;

i.	Creation and modification of an employee stock option plan including the terms and conditions of their granting and vesting and/or the issuance of employee stock options;

j.	Any compensation packages to Promoters or the Key Managerial Personnel, which is above market compensation packages;

k.	Amendments or any proposal to amend the Memorandum or Articles of Association of the company;

l.
Commencement of any new line of business or acquisition of shares (other than investment in IPOs, mutual funds and purchase of shares from secondary market in Ordinary Course of Business) or interest of a company or entity or firm, which is unrelated to the Business.

m.	Changes to material accounting or tax policies or practices other than those required by Applicable Law;

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n.
Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or SMC Group Companies or SAM Global Securities Limitedother than in the Ordinary Course of Business;

o.	Any change in the financial year for preparation of audited accounts;

p.	Any resolution for removal of statutory auditors;

q.	Winding up and /or liquidation;

r.
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business;

s.	The accounting policy and policies for the dispensation of cash, payments, receivables;

t.	Any commitment or agreement to do any of the foregoing.

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SCHEDULE 7

DEED OF ADHERENCE

THIS DEED OF ADHERENCE ("Deed"), dated ˜ day of ˜ 200˜ by and among (1) ˜ a company incorporated and registered under the laws of ˜ and having its registered office at ˜ ("Covenanter"); and (2) MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (“Investor”) (3) SMC GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office [˜] (hereinafter referred to as “Company”); (4) MR. S.C. AGGARWAL (“Promoter No. 1”), son of Mr. M. G. Aggarwal, Indian inhabitant, residing at C-335, Saraswati Vihar, New Delhi-110088; (5) MR. M.C. GUPTA, (“Promoter No. 2”), son of Mr. S.S. Gupta, Indian inhabitant residing at C-39, Anand Vihar I.P. Extention, New Delhi-110092, both promoters of SMC Global Securities Limited;(hereinafter collectively referred to as “Promoters”).

In this Deed, the Investor, Promoters and Company are collectively referred to as the "Existing Parties".

THIS DEED IS SUPPLEMENTAL to the Shareholders Agreement dated as of Ä 2007 among the Existing Parties attached as Annexure "1" to this Deed (the "Shareholders Agreement").

W H E R E A S:

Pursuant to the Shareholders Agreement, the Covenanter and the Existing Parties desire to enter into this Deed of Adherence to provide that the provisions of the Shareholders Agreement would be binding on the Covenanter.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	The Covenanter hereby confirms that a copy of the Shareholders Agreement has been made available to the Covenanter.

2.	The Covenanter shall observe, perform and be bound by the provisions of the Shareholders Agreement with effect from the date on which the Covenanter is registered as a member of Company.

3.
The Covenanter hereby covenants that it shall not undertake any act of omission or commission, which is or may be contrary to the provisions of the Shareholders Agreement, prejudicial to any of the rights or interests of the Existing Parties pursuant to the terms of the Shareholders Agreement or which may impede or render ineffective any action undertaken by any of the Existing Parties in exercise of its rights under the Shareholders Agreement.

4.
The parties hereto agree that the obligations imposed on the Covenanter hereunder are special, unique and of an extraordinary character, and that, in the event of breach by the Covenanter damages would not be an adequate remedy and therefore the Existing Parties as the case may be, shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity; and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The remedy set forth in this Clause is cumulative and shall in no way limit any other remedy available under law, in equity or pursuant hereto.

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5.
The Deed of Adherence shall be governed in all respects by the laws of India and all issues relating to disputes arising from the terms of this Deed of Adherence and resolution thereto shall be governed by the provisions of the Shareholders Agreement in particular paragraphs Clauses 12 and 13 and same shall deemed to be incorporated into this Deed of Adherence by reference.

Millennium India Acquisition Company Inc.

_______________________________
Name:
Title:
Authorization:

SMC Limited

_______________________________
Name:
Title:
Authorization:

[Promoters]

_______________________________
Name:
Title:
Authorization:

[Covenanter]

_______________________________
Name:
Title:
Authorization:

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ANNEX C

SHARE SUBSCRIPTION AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SAM GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SAM GLOBAL SECURITIES LIMITED

Dated ___ day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHARE SUBSCRIPTION AGREEMENT

1.	DEFINITIONS AND INTERPRETATION	3

2.	SUBSCRIPTION ON COMPLETION DATE	8

3.	CONDITIONS PRECEDENT	9

4.	COMPLETION	10

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS	12

6.	REPRESENTATIONS AND WARRANTIES	13

7.	INDEMNITY	14

8.	CO-OPERATION	16

9.	RESOLUTION OF DISPUTES	17

10.	GOVERNING LAW	17

11.	NOTICES	17

12.	TERM	18

13.	CONFIDENTIALITY AND PUBLICITY	19

14.	AUTHORIZED PERSON	19

15.	TERMINATION	20

16.	MISCELLANEOUS PROVISIONS	22

SCHEDULE 1 - PROMOTER AND PROMOTER GROUP		25

SCHEDULE 2 - COMPANY AND SAM GROUP COMPANIES		26

SCHEDULE 3 - POST COMPLETION SHAREHOLDING STRUCTURE		27

SCHEDULE 4 - CONDITIONS PRECEDENT		29

SCHEDULE 5 - RESTRICTED ACTIONS		32

SCHEDULE 6 - CONDITION SUBSEQUENT		34

SCHEDULE 7 - REPRESENTATIONS AND WARRANTIES		35

SCHEDULE 8 - PRE-COMPLETION SHAREHOLDING OF SAM GROUP COMPANIES		52

SCHEDULE 9 - LIST OF REGULATORY APPROVALS		54

SCHEDULE 10 - LIST OF CLOSING DELIVERABLES		55

ANNEXURE 1 - FORM OF SHAREHOLDERS AGREEMENT		56

ANNEXURE 2 - FORM OF NO OBJECTION LETTER		57

ANNEXURE 3 - DISCLOSURE SCHEDULE		59

ANNEXURE 4 - INVESTOR DISCLOSURE SCHEDULE		60

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SHARE SUBSCRIPTION AGREEMENT

THIS SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as on this ______ day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns); AND

(2)
SAM GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi(hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors); AND

(3)	MR. AJAY GARG (“Promoter No. 1”), son of late Mr. Ramanand Garg, Indian inhabitant, residing at C-346, Saraswati Vihar, Delhi - 110088; AND

(4)	SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”), a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

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(5)	SMC SHARE BROKERS LIMITED (“Promoter No. 3”), a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

(6)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1, Promoter No.2and Promoter No.3 are collectively referred to as “Promoters”.

W H E R E A S:

A.
The Company is in the business of dealing in security market as stock broker and is providing depository services as a depository participant. The Company through SAM Group Companies (defined below) is engaged in the business of investment and merchant banking as more specifically defined in Schedule 2 of this Agreement;

B.	On the request of the Company and the Promoters, the Investor proposes to invest in the Company in accordance with the terms and subject to the conditions of this Agreement;

C.
The subscription to the Subscription Shares (defined below) by the Investor shall be in accordance with the terms and subject to the conditions of this Agreement and the number of Subscription Shares (defined below) shall be such, that post subscription and acquisition of Subscription Shares of the Company, the Investor shall be the direct, legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company on a fully diluted basis and indirect proportionate shareholder in the SAM Group Companies as contemplated in Schedule 3;

D.	The Parties hereto wish to record in the manner herein mentioned the terms and conditions on which the Investor shall subscribe to and acquire the Subscription Shares of the Company.

NOW THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES CONTAINED HEREIN AND OTHER GOOD AND VALUABLE CONSIDERATION THE ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions:

In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

i.	‘Act’ shall mean the Indian Companies Act, 1956.

ii.
‘Affiliate’ in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary.

iii.
‘Agreement’ shall mean this Share Subscription Agreement together with the schedules, Disclosure Schedule, and annexure thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement.

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iv.
‘Alternative Transaction’ shall mean (a) (i) any direct or indirect acquisition or purchase of any Securities of the Company or SAM Group Companies (including but not limited to, a subscription for new Securities or purchase of existing Securities, unless otherwise contemplated in this Agreement) or any tender offer or exchange offer or irrevocable contribution in favor of any Person, (ii) any direct or indirect acquisition or purchase of any material assets of the Company or SAM Group Companies (unless otherwise agreed in writing by the Investor), other than in the Ordinary Course of Business; or (b) any merger, consolidation, business combination, sale of a material portion of the assets, recapitalization, liquidation, dissolution, incurrence of material indebtedness or similar transaction involving the Company or SAM Group Companies; or (c) any other transaction the consummation of which would prevent or materially delay the transactions contemplated hereby.

v.
‘Applicable Law’ shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority.

vi.	‘Authorised Dealer’ shall mean ICICI Bank Limited or such other bank as is notified to the Investor by the Company.

vii.
‘Bankruptcy Matter’ shall mean any matter in connection with any liquidation; dissolution; reorganization; winding up; readjustment of debts; insolvency; bankruptcy; suspension of payments, inability to repay debts as such debts become due within the meaning of Section 434 of the Companies Act; general assignment for the benefit of creditors; administration or re-organization; action to appoint or application for a consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator, administrator, operating agency or similar officer for all or any part of a Person’s assets or revenues; a case of Proceeding under any applicable suspension of payments or bankruptcy laws or regulations; or a petition seeking to take advantage of any Applicable Laws providing for relief of debtors.

viii.	‘Business’ means the business carried on by the Company including the business carried on by each of the SAM Group Companies.

ix.
‘Claim’ includes any notice, demand, assessment, letter or other document issued or action taken by any tax, fiscal or other statutory or governmental authority, body or official whatsoever (whether of India or elsewhere in the world) whereby the Company is or may be placed or sought to be placed under a liability to make a payment or deprived of any relief, allowance, credit or repayment otherwise available.

x.
‘Completion’ shall mean completion of the events specified in Clause 4.3 below and the Investor being registered as a member in respect of the Subscription Shares in the register of members of Company.

xi.	‘Completion Date’ shall mean date mentioned in Clause 4.3 hereof.

xii.	‘Conditions Precedent’ shall mean the conditions precedent mentioned in Clause 3 of this Agreement.

xiii.
‘Derivative Securities’ of a Person shall mean any subscriptions, options, debentures, bonds, conversion rights, warrants, phantom stock rights or similar agreements, Securities or commitments of any kind obligating such Person to issue, grant, deliver or sell or cause to be issued, granted, delivered or sold (i) any shares or Securities of such Person; (ii) any Securities convertible into or exchangeable for any shares of such Person  or (iii) any rights to participate in the equity of such Person or to participate in or direct the election of any directors or officers of such Person.

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xiv.	‘Effective Date’ shall mean the date of signing this Agreement by the Parties.

xv.
‘Encumbrances’ shall mean any encumbrance, lien, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention or non-disposal agreement or other restriction of a similar kind, and all other easements, encroachments and title defects of every type and nature, or any conditional sale contract, title, retention contract, or other contract to give or to refrain from giving any of the foregoing.

xvi.
‘Environment Law’ shall mean any Applicable Law pertaining to land use, air, soil, surface water groundwater (including the protection, cleanup, removal, remediation or damage thereof), public of employee health or safety or other environmental matter and any Applicable Law.

xvii.
‘Fully Diluted’ shall mean the total of all classes and series of Company or SAM Group Companies shares outstanding combined with all Derivative Securities (including both issued and un-issued), approved stock incentive plans for the employees and convertible Securities of all kinds and effect of any anti-dilution protection regarding previous financings, all on an “as if converted” basis.

xviii.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities.

xix.
‘Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, (vi) Pulin Investment Private Limited, (vii) SMC Global Securities Limited.

xx.	‘INR’ or ‘Rs’ or ‘Rupees’ shall mean the lawful currency of India.

xxi.
‘Indian GAAP’ shall mean the generally accepted accounting principles recommended by the Institute of Chartered Accountants of India and where there are no such principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with past practices of Company and SAM Group Companies.

xxii.	‘Investor’s Dubai Subsidiary’ shall mean the company proposed to be formed under the laws of the United Arab Emirates and Controlled by the Investor.

xxiii.
‘Knowledge’ as used with respect to Company or SAM Group Companies shall mean matters as to which any of Promoters or any director, officer manager or employee of Company or SAM Group Companies has knowledge or matters which are not actually known but could have been known by such Persons based upon reasonable inquiry in the course of business or in connection with the verification of the representations and warranties under the Agreement.

xxiv.
‘Liabilities’ shall mean any and all current liabilities, obligations, payables, forms of taxation whether of India or elsewhere in the world, past, present and deferred (including, without limitation, income tax, stamp duty, customs and other import or export duties) and all other statutory or governmental impositions, duties and levies and all penalties, charges, costs and interest relating to any Claim.

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xxv.
“Licenses” shall mean all approvals, licenses, permits and other authorizations issued by central, state or local Government Authorities and required for the Business of the Company or SAM Group Companies.

xxvi.
‘Material Adverse Effect’ shall mean the occurrence or reasonably likely occurrence of any event, change, circumstance or effect that individually or in the aggregate (taking into account all other such events, changes, circumstances or effects), is or is reasonably likely to (a) have a material adverse effect to the financial conditions, properties, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Company or SAM Group Companies, or (b) materially hinder or delay Company’s or SAM Group Companies ability to consummate the transactions contemplated herein, or (C) materially hinder Company’s or SAM Group Companies ability to operate its business substantially in the manner previously conducted following the Completion.

xxvii.
‘Ordinary Course of Business’ shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SAM Group Companies, as the case may be.

xxviii.	‘Party’ shall mean the Investor, the Promoters or the Company referred to individually and ‘Parties’ shall mean the Investor, the Promoters and the Company referred to collectively.

xxix.
‘Person’ shall include an individual, an association, a corporation, a partnership, a joint venture, a trust, an unincorporated organisation, a joint stock company or other entity or organisation, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

xxx.
Proprietary Rights’ shall mean (i) Indian and foreign patents, patent applications, patent disclosures and improvements thereto; (ii) Indian and foreign trademarks, service marks, domain names, trade dress, logos, designs, slogans, trade names and corporate names, the goodwill associated therewith, and the registrations and applications for registration thereof; (iii) United States and foreign copyrights, and the registrations and applications for registration thereof; (iv) computer software (including source and object code) and related specifications, flow charts and other documentation; and (v) confidential information, trade secrets, inventions (whether patentable or not), business information, customer lists, know-how, technology; and all documentation relating to any of the foregoing.

xxxi.	‘Proceeding’ shall mean any action, suit, charge, hearing, claim, legal quasi-judicial, administrative, regulatory, arbitration or other alternative dispute resolution proceeding or investigation.

xxxii.
‘Representations and Warranties’ shall mean the representations, warranties covenants and undertakings given by the Company and/or the Promoters in this Agreement for themselves and for SAM Group Companies.

xxxiii.	‘Securities’ shall have the meaning provided to the term under Section 2(h) of the Securities Contract (Regulation) Act, 1956.

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xxxiv.	‘Shares’ or ‘Equity Shares’ shall mean the equity shares of the Company.

xxxv.	‘Shareholder’ or ‘Shareholders’ shall mean any Person who holds any Shares.

xxxvi.	‘Shareholders Agreement’ shall mean the Shareholders Agreement to be executed between the Parties hereto in a form and manner annexed hereto as Annexure 1.

xxxvii.	‘SAM Group Companies’ shall mean (i) Nexgen Capitals Limited, (ii) Abhichaya Investment Private Limited, and (iii) Pulin Investment Private Limited more specifically defined in Schedule 2.

xxxviii.
‘Subscription Shares’ shall mean 1,750,891 Equity Shares of the Company to be subscribed to and acquired by the Investor at a total consideration of INR  262,090,893.79 constituting 14.90% of the Fully Diluted issued and paid-up share capital of the Company post Completion representing more specifically the Fully Diluted shareholding as set out in Schedule 3.

xxxix.
‘Tax’ and, collectively ‘Taxes’ shall mean any and all foreign, central, state, municipal and local (or equivalent) taxes of any country, assessments and other governmental charges, customs duties, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits sales, service, use and occupation, and value added, ad valorem, stamp duty, stamp transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts and any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any liability for Taxes of a predecessor entity.

xl.
‘Tax Return’ shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and including any amendment thereof.

xli.	‘US GAAP’ shall mean the generally accepted accounting principles in the United States.

xlii.	‘Warrantors’ shall mean the Company and the Promoters for themselves and on behalf of SAM Group Companies and ‘Warrantor’ means any one of them.

1.2.	Other Defined Terms:

i.	‘Business Days’ means the days on which the banks are open for business in New Delhi.

ii.	‘Dispute’ shall have the meaning as ascribed to it in Clause 9.1 of this Agreement.

iii.	‘Losses’ shall have the meaning as ascribed to it in Clause 7.1 of this Agreement.

1.3.	Interpretation:

i.	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

ii.	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

a.	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

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b.	All statutory instruments or orders made pursuant to a statutory provision; and

c.	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

d.	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

e.
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

f.	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

g.	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

h.
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

i.	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

j.	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

k.
Reference to “Investor” shall unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital of the Company, the bonus shares shall be included.

l.	The words “include” and “including” shall be construed without limitation.

2.	SUBSCRIPTION ON COMPLETION DATE

2.1.
Subject to the terms and conditions set forth in this Agreement, and relying on the Representations and Warranties and the indemnities given by the Promoters and the Company under this Agreement, the Investor agrees on the Completion Date to subscribe for and the Company agrees to issue and allot to the Investor the Subscription Shares of face value of INR10/- each at issue price of INR 149.69/- each aggregating to an amount of INR 262,090,873.79 such that post acquisition of Subscription Shares of the Company, the Investor is the legal and beneficial owner of 14.90% of the total issued and paid up equity share capital of the Company and indirect shareholder of SAM Group Companies as set out in more detail at Schedule 3. The consideration to be paid for Subscription Shares shall be referred to as the Investment Amount (“Investment Amount”).

2.2.
The Subscription Shares shall be acquired by Investor on Completion Date free from all Encumbrances and together with all rights, title and interests now or hereafter attaching thereto. The Investment Amount shall be fixed and firm and shall not be subject to escalation unless mutually agreed upon in writing between the Parties hereto.

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2.3.
All payments under this Agreement shall be paid in Indian Rupees and shall be by way of pay order or banker’s draft drawn on scheduled bank in India or by way of telegraphic transfer to such account as may be notified to the Investor.

2.4.
The Subscription Shares shall rank pari pasu with the existing issued Equity Shares of the Company with respect to all stock activities including but not limited to voting rights, dividends and rights issuance.

3.	CONDITIONS PRECEDENT

3.1.
The Parties agree that the obligation of the Investor to acquire the Subscription Shares, is conditional upon the fulfillment of the conditions stipulated in Schedule 4 hereto to the satisfaction of the Investor, unless specifically waived in writing by the Investor and the Representations and Warranties continue to be true and correct on the Completion Date.

3.2.
If the Conditions Precedent mentioned in Schedule 4 are not fulfilled or satisfied or waived in writing by the Investor on or before 165 days from the Effective Date or such other date as may be mutually agreed between the Parties in writing, the Investor shall have the right to terminate this Agreement forthwith.

3.3.
The Promoters and the Company shall co-operate and provide all information and assistance to the Investor and/or its advisors and authorised representatives as reasonably requested by the Investor to enable them to verify the records/documents of the Company and SAM Group Companies, including as may be required for the purposes of the proxy statement filed by the Investor in accordance with the requirements of the laws of United States.

3.4.
Conduct Prior to Completion: During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Completion, the Promoters and the Company agree (except to the extent expressly contemplated by this Agreement or as consented to in writing by Investor) that Company and SAM Group Companies shall and Promoters shall cause the Company and SAM Group Companies to and shall ensure that each of the Company and SAM Group Companies shall, (i) carry on its business in the Ordinary Course of Business; (ii) pay its debts and taxes when due, subject to good faith disputes over such debts or Taxes, (iii) pay or perform other obligations when due, subject to good faith disputes; and (iv) use all reasonable efforts to preserve intact its present business organizations, and preserve its relationship with clients, lessors, licensors and others having business dealings with it, to the end that its goodwill and ongoing ability to provide services shall be unimpaired at the Completion. The Promoters agree to promptly notify the Investor of any event or occurrence not in the Ordinary Course of Business, and of any event which, in the opinion of the Company and/or the Promoters could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, except as expressly contemplated by this Agreement, the Company shall not and the Promoters shall cause the Company and SAM Group Companies not to and shall ensure that Company and SAM Group Companies do not engage in any of the actions set out at Schedule 5, without the prior written consent of Investor which may be withheld in its sole discretion.

3.5.	No Solicitation on Promoters, Company and SAM Group Companies.

i.
From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement, the Company, SAM Group Companies and each of the Promoters shall not and the Promoters shall ensure that the Company and SAM Group Companies shall not directly or indirectly through any officer, director, employee, representative or agent of the Promoters or the Company or SAM Group Companies or otherwise, (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to an Alternative Transaction; (ii) engage or participate in negotiations or discussions concerning, or provide any information to any Person with respect to, or afford any access to the properties, books or records of Company or SAM Group Companies, or take any other action to facilitate any inquiries or the making of any proposal that may reasonably be expected to lead to an Alternative Transaction; or (iii) authorize, agree into, accept, approve or recommend any agreement or understanding with respect to any Alternative Transaction. The Promoters, the Company and SAM Group Companies have terminated all and any pending discussions or negotiations relating to any Alternative Transaction and represent and warrant that they had the legal right to terminate such discussions without payment of any fee or other penalty.

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ii.
The Company, the SAM Group Companies and the Promoters shall immediately notify the Investor (and no later than 24 hours) after (a) receipt by the Promoters or the Company or the SAM Group Companies (or its advisors) of Knowledge of any Alternative Transaction, or (b) if any discussions are sought to be initiated with regard to any Alternative Transaction, or (c) receipt of any request for information or for access to the properties, books or records of Company or SAM Group Companies by any Person that intends to enter into or has entered into an Alternative Transaction. Such notice shall be made orally and in writing and shall communicate to Investor the identity of the Person making such request or inquiry and any other terms of such request or inquiry and any other terms of such request or inquiry.

iii.
It is acknowledged and agreed between the Parties that the Subscription Shares are not an ordinary article of commerce and are of special value of interest to the Investor and any breach or violation of the provisions of this Clause 3.5 shall cause to Investor irreparable harm and damages for which payment in damages shall not constitute adequate relief, and that therefore, without prejudice to any and all other rights and remedies the Investor may have, the Investor shall be entitled without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.5. Provided, however, that any sum payable to the Investor under this section as liquidated damages, compensation or costs shall not exceed US$ 2 million.

3.6.
No Solicitation by Investor. From and after the date of this Agreement until the earlier of the Completion or the termination of this Agreement the Investor shall not directly or indirectly solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to any acquisition or subscription or purchase of Securities of any company in India engaged in similar line of Business. Any breach of this clause 3.6 by the Investor shall cause irreparable harm and damages to the Promoters and the Company for which payment in damages shall not constitute adequate relief and therefore without prejudice to any and other rights available to the Company and the Promoters, the Company and the Promoters shall be entitled jointly without proof of special damage to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Clause 3.6 provided that the Promoters and the Company can jointly claim actual liquidated damages, compensation or  costs incurred to the extent of US$ 2 million.

4.	COMPLETION

4.1.
The Promoters and the Company shall notify the Investor of the fulfillment of the Company Conditions Precedent and provide to the Investor, all the requisite documents evidencing fulfillment of such Conditions Precedent applicable to the Promoters and/or the Company and/or SAM Group Companies. The Investor through its advisors/counsel shall then satisfy itself as to the fulfillment of the Company Conditions Precedent. The Investor shall notify the Promoters and the Company within 7 days from the date of receipt of all the documents/information from the Promoters of its satisfaction or dissatisfaction with the same or of waiving the fulfillment of any of the Company Conditions Precedent applicable to the Promoters and/or the Company and/or the SAM Group Companies.

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4.2.
 In case the Investor notifies the Promoters or the Company of its dissatisfaction under Clause 4.1 above, the Promoters shall fulfill the unfulfilled Conditions Precedent on receipt of such notice and shall provide to the Investor, all requisite documents evidencing fulfillment of that Condition Precedent. The procedure referred to in Clause 4.1 above shall be followed thereafter until the fulfillment of all Company Conditions Precedent applicable to the Promoters and/or Company and/or SAM Group Companies, to the satisfaction of the Investor.

4.3.
Upon fulfillment of all the Conditions Precedents to the satisfaction of the Investor or if specifically waived in writing by the Investor, the Parties shall proceed to complete the subscription and purchase of Subscription Shares to the Investor (‘Completion’) in the manner provided in this Clause 4 and shall agree upon a date on which the Completion shall take place. The date so agreed between Investor, the Company and the Promoters shall hereinafter be referred to as the ‘Completion Date’, which in any case shall not be later than 165 days from the Effective Date. This date may however be extended upon mutual agreement between the Parties.

4.4.
The Completion shall take place at the time and place mutually agreed between the Parties and on simultaneous completion of the following actions and receipt of the Investment Amount as indicated in Clause 4.5:

i.	The Promoters shall convene meeting of the Board of Directors of the Company, wherein the Board shall pass the following resolutions:

ii.	Approve issue and allotment of Subscription Shares.

iii.	Appoint one nominee of Investor as director.

iv.	Enter the name of the Investor as the legal and beneficial owner of the Subscription Shares free of all Encumbrances, in the register of members of the Company.

v.	Notify/intimate regulatory authorities as required under Applicable law.

4.5.
The Promoters shall convene meeting of the Board of Directors and/or shareholders as may be required under Applicable Law for the SAM Group Companies, wherein the Board of Directors and the shareholders of respective companies shall pass the following resolutions:

i.	Noting the indirect change in the shareholding, pursuant to investments made by Investor in the Company and reflecting the proposed shareholding as contemplated under Schedule 3.

ii.	Pass necessary board resolutions, shareholders resolution and take such actions as may be necessary to adopt the revised Articles of Association as set out in Schedule 4 of the Shareholders Agreement.

iii.	Notify/intimate regulatory authorities as required under Applicable law.

4.6.	The Promoters shall deliver and cause the Company and SAM Group Companies to deliver, wherever required, the following documents to the Investor:

i.
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date;

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ii.	Original share certificates evidencing the Subscription Shares or credit of the Subscription Shares in the depository account provided by the Investor to the Company; and

iii.	Other documents as specifically identified as Schedule 10.

4.7.
Simultaneously upon completion of all the steps contemplated in Clause 4.4 above (but prior to the issue of share certificate or credit of the Subscription Shares in the depository account provided by the Investor to the Company), the Investor shall remit the Investment Amount, for credit to the account of the Company as intimated to the Investor in accordance with Clause 2.3.

4.8.	Immediately after subscription and purchase of Subscription Shares by the Investor, the shareholding pattern of the Company and the SAM Group Companies shall be as set out in Schedule 3.

4.9.
The Parties agree to take all measures that may be required to ensure to the extent possible, that all the events contemplated in this Clause 4 on the Completion Date are completed on the same day unless otherwise specifically agreed in writing by the Parties.

4.10.
Notwithstanding the provisions of Clause 4.7, all proceedings to be taken and all documents to be executed and delivered by the Parties at Completion shall be deemed to have been taken and executed simultaneously to the extent possible and no proceedings shall be deemed to have been taken nor documents executed or delivered until all have been taken, executed and delivered.

5.	CONDITIONS SUBSEQUENT TO COMPLETION AND COVENANTS

5.1.
The Investor’s obligation to subscribe for and purchase of Subscription Shares at the Completion is subject to the fulfillment after the Completion of each of the conditions as set out in Schedule 6, unless waived in writing by such Investor at the Completion.

5.2.
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SAM Group Companies.

5.3.
Ethical Business Practices. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies shall ensure that the business practices of Company and SAM Group Companies are ethical and in accordance with Applicable Laws.

5.4.
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of  Group Companies or  Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vive versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

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5.5.
Financial and accounting records. The Company and SAM Group Companies shall maintain true and accurate financial and accounting records of all operations in accordance with Indian GAAP, and in accordance with all relevant Indian statutory and accounting standards and the policies from time to time adopted by the respective Board of Directors. The financial statements and accounts of Company and SAM Group Companies shall be prepared in English and shall be audited on an annual basis.

5.6.
Inspection & Audit Rights of Investor. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SAM Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SAM Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents.

5.7.
Listing of Subscription Shares. Company shall take necessary steps and the Promoters shall ensure that the Company makes necessary applications and ensure that the Subscription Shares of the Investors are listed on the regional stock exchanges where the Equity Shares of the Company are currently listed as soon as possible after Completion.

5.8.
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of the Company with SMC Global Securities Limited, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of SMC Global Securities Limited.

5.9.
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

6.	REPRESENTATIONS AND WARRANTIES

6.1.
True and Accurate: The Warrantors represent, warrant and undertake to the Investor, that each of the statements set out in this Clause and Part 1 of Schedule 7 hereof, as applicable to the Warrantors, is now and will be true and accurate at the Completion Date. The Warrantors acknowledge that the Investor, in entering into this Agreement, is relying on such representations, warranties and undertakings and shall be entitled to treat the same as conditions of the Agreement.

6.2.
Investor Representation: The Investor hereby represents and warrants that subject to the fulfillment of the Condition Precedent to this Agreement, it has the corporate power and authority to execute, delivers and perform this Agreement and the transactions contemplated herein. The execution, delivery and performance by the Investor of this Agreement has been duly authorized and approved by its board of directors. Investor additionally makes the representations and warranties as set out in this Clause and Part 2 of Schedule 7, is true now and will be true and accurate at the Completion Date.

6.3.
Separate and Independent: Each of the Representations and Warranties shall be separate and independent and, save as expressly provided to the contrary, shall not be limited by reference to or inference from any other Representations and Warranty or any other term of this Agreement, which is not expressly referenced to the Representations and Warranty concerned.

6.4.
Knowledge: If any Representation or Warranty is qualified by Knowledge, then it means that the Representation or Warranty has been made to the Knowledge of the Warrantors, after the Warrantors have made and caused to be made such due and proper inquiries as may be required in respect of the relevant matter to obtain informed Knowledge.

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6.5.
Undertaking: None of the Warrantors shall do, allow or procure any act or omission before the Completion Date which would respectively constitute a breach of any of the Representations and Warranties if they were given at the Completion Date, or which would make any of the Representations and Warranties inaccurate or misleading if they were so given.

6.6.
Notification of breach: Each of the Warrantors hereby agree to disclose promptly to the Investor in writing immediately upon becoming aware of the same, any matter, event or circumstance (including any omission to act) which may arise or become known to it after the date of this Agreement which:

i.	would render any of the Representations and Warranties to be inaccurate;

ii.	in the Knowledge of the Warrantors has, or is likely to have, a Material Adverse Effect on the Company or SAM Group Companies.

6.7.	Survival: The Representations and Warranties provided in this Agreement shall survive the Completion Date for a period of three (3) years.

6.8.
Investor’s Reliance. The Company and the Promoter hereby agree and acknowledge that the Investor has agreed to subscribe to the Subscription Shares inter alia relying upon the Representations and Warranties.

7.	INDEMNITY

7.1.
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents, (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (“Losses”) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

i.
any willful misrepresentation or false information in or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement or any document or other papers delivered by any of them to the Investor (other than relating to forward looking statement and future projections or disclosed in the Disclosure Schedule) in connection with or pursuant to this Agreement;

ii.	any liability arising out of non compliance of any obligation undertaken by the Company or the Promoters;

iii.
any liabilities and obligations of whatever nature relating to any litigation, Claim or governmental investigation pending or relating to the business or operations of the Promoters or the business of the Company or SAM Group Companies prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule;

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iv.
any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion Date and not disclosed in the Disclosure Schedule.

v.	Irrespective of any disclosures made in the Disclosure Schedule, any Losses arising out of the termination of license obtained by the Company from Bombay Stock Exchange Limited

7.2.
Limitation of Liability. The Company’s and the Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 shall not exceed an amount equal to the Investment Amount. Provided further that, Promoters’ obligation to indemnify the Investor under Clause 7.1 and Clause 7.3 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.  Further, for the purposes of this Clause 7.1 and Clause 7.3, the term Promoters shall only include:(i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mr. Ajay Garg, (iv) SMC Global Securities Limited, (v)  SMC Share Brokers Limited and no other Promoters.

7.3.
Any compensation or indemnity as referred to in Clause 7.1 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such breach and as if the Representation and Warranty under which Investor is to be indemnified, had been correct.

7.4.
The Investor shall not assume in any manner, any responsibility or liability whatsoever in respect of the business of the Company, the SAM Group Companies, or its operations or activities, to any Person, firm, the company, body corporate or other entity and any authority, whether central, state, local, municipal or otherwise, in respect of any time prior to or after the Completion Date, nor assume any responsibility or liability for any non-compliance, of any Applicable Law, rules, regulations, any monetary or other liability.

7.5.	Procedure for Indemnification:

i.
The Investor Indemnified Party shall give notice to the Indemnifying Part of any Claim, specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

ii.
With respect to Claim solely between the parties hereto, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have fifteen (15) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Investor Indemnified Party agrees to make available to the Indemnifying Party to substantiate the Claim. If the Investor Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the fifteen (15) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Investor Indemnified Party and the Indemnifying Part do not agree within the fifteen (15) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the parties agree or remains undisputed, and the Investor Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

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iii.	Third-Party Claims: The obligations and liabilities of each party to this Agreement under Clause 7.1 hereof related to Third-Party Claims shall be subject to the following terms and conditions:

a.
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Investor Indemnified Party, the Investor Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Investor Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Investor Indemnified Party; provided, however, that (i) the Investor Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Investor Indemnified Party’s judgment a conflict of interest exists, such Investor Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

b.
If within thirty (30) days after written notice to the Investor Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Investor Indemnified Party against such Third Party Claim, the Investor Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

iv.
Each Party shall provide the other with access to all records and documents within the first named party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the other Party with respect to defending any Third-Party Claim.

7.6.
Other Rights and Remedies Not Affected: The Parties hereto acknowledge and agree that damages alone would not provide an adequate remedy for any breach or threatened breach of the provisions of this Agreement and therefore that, without prejudice to any and all other rights and remedies the Investor may have (including but not limited to, damages), the Investor shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of the provisions of this Agreement. The remedies set forth in this Clause 7 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

8.	CO-OPERATION

8.1.
The Parties shall use their best efforts to ensure that the transactions contemplated by this Agreement are consummated as per the terms hereof, including without limitation, obtaining all approvals from the applicable government and/or regulatory authorities and other Persons as may be necessary or reasonably requested by Investor in order to consummate the transaction contemplated by this Agreement.

8.2.
The Promoters, Promoter Group and the Company, in so far as the SAM Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SAM Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

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9.	RESOLUTION OF DISPUTES

9.1.
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavour to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

9.2.
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to conciliation for resolution of the said Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to the Parties. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

9.3.
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 9.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Centre. The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

i.	The place of the arbitration shall be Singapore.

ii.	The proceedings of arbitration shall be in the English language.

iii.
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

iv.	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

v.	The Indian courts shall have exclusive jurisdiction.

10.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

11.	NOTICES

11.1.
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

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The Investor:	Mr. F. Jacob Cherian
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632

With a copy to:

(i)	Ira Roxland
Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 222 2284 1800

The Company:	SAM Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi - 110002
Tel:	011-30111000
Facsimile:	011-23263297
Attn:	Mr. Ajay Garg

The Promoter and Promoter Group:	Mr. S.C Aggarwal
Address:	C-335, Saraswati Vihar, New Delhi - 110088
Tel:	011 - 3111000
Facsimile:	011 - 23263297

11.2.
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

11.3.	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

12.	TERM

This Agreement shall come into effect and force and be binding on the Parties from the date first written above and shall remain in full force for a period of three years unless:

(i)	terminated in accordance with the provisions of this Agreement, or

(ii)
the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included, whichever is earlier.

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13.	CONFIDENTIALITY AND PUBLICITY

13.1.
The Parties recognize that each of them will be given and have access to confidential and proprietary information of the other Parties. The Parties undertake not to use any of such confidential information for their own corporate purposes without the prior written consent of the Party owning such information and shall use their best efforts to keep confidential and not to disclose to any third party any of the other Parties’ confidential and proprietary information. The Parties shall also cause their respective directors, employees, officers and any other persons to whom the above mentioned information is disclosed to execute a letter of confidentiality to the effect provided in this Clause. The obligations of confidentiality shall not apply to any information that:

i.	was developed independently by the Parties;

ii.	was known to the Party prior to its disclosure by the disclosing Party;

iii.	has become generally available to the public (other than by virtue of its disclosure by the receiving Party);

iv.	may be required in any report, statement or test, the Company submitted to any governmental or regulatory body;

v.	may be required in response to any summons or subpoena or in connection with any litigation; or

vi.	may be required to comply with any law, order, regulation or ruling applicable to any Party hereto.

Provided that prior to any disclosure in respect of a request to disclose confidential information under subclauses (iv), (v) and (vi), above a Party must first notify the Party owning such confidential information, who shall then have the opportunity to respond to and/or dispute such request. The provisions of this Clause shall survive the termination of this Agreement.

13.2.
Upon termination of this Agreement, the Parties shall cause the Company to either (i) return to the Investor and the Promoter, as applicable, and the Parties shall return to each other, all documents and information belonging to such Person and all copies thereof in the possession or under the control of a Party which does not own such property, and all confidential information in whatever media; or (ii) destroy all documents and information belonging to the other Party and all copies thereof in the possession or under the control of a Party.

13.3.
Publicity. Except as required by Applicable Law, the Company, Promoters and the Investor (or any of their respective Affiliates) shall not, and the Promoters shall cause the Company not to, without the prior written consent of each other Party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. Prior to making any public disclosure required by Applicable Law, the disclosing party shall consult with the other Parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release.

14.	AUTHORISED PERSON

For the purposes of this Agreement, the SAM Group Companies and Promoter Group shall be represented by Mr. S.C. Aggarwal and Mr. M.C. Gupta, jointly and severally. Accordingly, the SAM Group Companies and Promoter Group hereby authorise Mr. S.C. Aggarwal and Mr. M.C. Gupta to, jointly and severally, represent and take any decision which may be required to be taken, do all acts and execute all documents which are or may be required by the SAM Group Companies and Promoter Group for the proper and effective fulfillment of the rights and obligations under this Agreement. Any action taken or deed performed or document executed by Mr. S.C Aggarwal and/or Mr. M.C. Gupta shall be deemed to be acts or deeds done or documents executed by all the SAM Group Companies and/or Promoter Group, and shall be binding on all the SAM Group Companies and Promoter Group.

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15.	TERMINATION

15.1.	Termination before Completion:

i.	Grounds of Termination. This Agreement may be terminated at any time prior to Completion upon the occurrence of any of the following events:

a.	By mutual written agreement of the Parties.

b.
By the Investor upon written notice to the Promoters and Company, if there shall have been: (i) a breach of any Representation and Warranty made under this Agreement, or if any Representation and Warranty shall have become untrue in any respect, or (ii) a breach by the Warrantors of any of their covenants or agreements hereunder and such breach is not cured within thirty (30) days after notice thereof by the Non-defaulting Party, or (iii) in case of Material Adverse Effect.

c.
By the Investor only, upon written notice to Promoters and Company, if any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

d.
By the Investor only, in the event the Company or any SAM Group Companies or any Promoter becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

e.
By the Promoters only, in the event the if the Investor becomes or is declared insolvent or bankrupt, makes an assignment for the benefit of all or substantially all of its creditors, enters into an agreement for the composition, extension or readjustment of all or substantially all or of its obligations, or becomes the subject of any Proceedings related to its liquidation or insolvency or for the appointment of a receiver or similar officer.

f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SMC Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

ii.
The Parties acknowledge and agree that Promoters must exercise the right to terminate this Agreement pursuant to Clause 15 as a group and that no individual Promoter shall have the right to exercise such right without agreement of the other Promoters.

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iii.
Effect of Termination Before Closing: The provisions of Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.1(iii)shall survive the termination hereof.

15.2.	Termination after Completion.

i.	Grounds of Termination. This Agreement may be terminated after Completion as follows:

a.	If so agreed in writing by Promoters and Investors.

b.
By the Investor with immediate effect by notice in writing to the Promoters if the Company or any of the SAM Group Companies is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Company or any SAM Group Companies or if the Company or any SAM Group Companies are liquidated or dissolved.

c.
If the Promoters or Company or SAM Group Companies or any of them (the “Defaulting Party”) commits any material breach under this Agreement which has Material Adverse Effect, the Investors may terminate this Agreement with immediate effect if such material breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor

d.
By the Promoters with immediate effect by notice in writing to the Investor, if the Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Investor or if the Investor is liquidated or dissolved.

e.
By the Investor, if at any time the facts emerge indicating that the Company and / or Promoters have intentionally withheld or suppressed information or made any misrepresentations which would have had a Material Adverse Effect.

f.
By Investors only, on termination of the Share Subscription Agreement and/or Shareholders Agreement with SMC Global Securities Limited for any reason whatsoever attributable to the Company and the Promoters.

g.
By the Investor, if within four years from the signing of this Agreement, conditions exist that would allow for a listing of the Company’s equity shares on any agreed Indian stock exchange(s) as contemplated in Clause 5.8 of the Agreement and the Company and/or the Promoters decide for reasons of their own not to seek a listing unless such listing is postponed at the request of the Investor.

ii.
The provisions of Clause 6 (Representation and Warranty), Clause 7 (Indemnity), Clause 9 (Resolution of Disputes), Clause 10 (Governing Law), Clause 13 (Confidentiality), Clause 16 (Miscellaneous Provisions) and this Clause 15.2 (ii)shall survive the termination hereof.

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16.	MISCELLANEOUS PROVISIONS

16.1.
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

16.2.
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

16.3.
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

16.4.
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

16.5.
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates without the consent of the other Parties provided that Investor shall continue to be liable for the Investment Amount, subject to terms of this Agreement, irrespective of such assignment.

16.6.
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the subscription and purchase of Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

16.7.
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

16.8.
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, (ii) the issue of Subscription Shares to the Investor and (iii) transfer of shares in order to restructure the shareholding of SAM Group Companies as contemplated under this Agreement, shall be borne by the Company or SAM Group Companies.

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16.9.
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed. However, it is agreed between the Parties that if such event continues for more than 60 (sixty) days the affected Party may terminate this Agreement thereafter, unless mutually agreed between the Parties.

16.10.
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

16.11.
Good Faith Negotiations and Further Assurances: Subject to Clause 15.1, the Parties agree that if the transactions contemplated in this Agreement cannot be completed in the manner set forth herein, then the Parties shall use reasonable endeavours to enter into other transaction, no later than sixty (60) days from the expiration of one hundred and sixty five (165) days period from the Effective Date, that (a) would result in a substantially similar outcome and (b) do not materially prejudice any of the Parties. Each of the Parties further agrees that, during any such negotiations, it shall refrain from initiating any legal actions against the other Parties.

16.12.
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

16.13.
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

Signature Page Follows:

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SAM Global Securities Limited

Name: Mr. F Jacob CHERIAN	Name: Ajay GARG
Title: CEO & President	Title: Director

Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP
SMC Global Securities Limited

Mr. Ajay GARG	Mr. S.C. AGGARWAL

SMC Share Brokers Limited

Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)	Mr. M.C. GUPTA

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SCHEDULE 1 -   PROMOTER AND PROMOTER GROUP

PROMOTERS

Name	Number of Share	Percentage
SMC Global Securities Ltd.	970000	9.70
SMC Share Brokers Ltd.	970000	9.70
Ajay Garg	150000	1.50

PROMOTERS GROUP

Name	Number of Share	Percentage
Jai Ambey Share Broking Ltd.	970000	9.70
MVR Share Trading (P) Ltd.	960000	9.60
A To Z Consultants (P) Ltd.	725000	7.25
A To Z Venture Capitals Ltd.	725000	7.25
Rolex Finvest (P) Ltd.	725000	7.25
Zee Datatline (P) Ltd.	725000	7.25
Anurag Bansal	150000	1.50

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SCHEDULE 2 -   COMPANY AND SAM GROUP COMPANIES

S. No.	Name of Company	Status	Activity
1. 2. a) b) c)	SAM Global Securities Limited SAM Global Securities Limited Group Companies Pulin Investment Private Limited Abhichhaya Investment Private Limited Nexgen Capitals Limited

•  Registered as Member with BSE for Capital Market
•  Registered as Member with BSE as trading and clearing member in F&O.
•  Registered as Depository Participant with the Central Depository Services (India) Ltd.

Investment Company

Investment Company

Category-I Merchant Banker
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Clearing member (F & O) • Providing depository participant services Investment Investment Merchant Banking Activities

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SCHEDULE 3 – POST COMPLETION SHAREHOLDING STRUCTURE

SAM GLOBAL SECURITIES LIMITED

Name	Number of	Face value	Amt. Paid	% of total
	shresheld	per shares (Rs)	(Rs. In lakhs)
Promoters
SMC Global Securities Ltd.	970,000	10	9,700,000.00	8.25
SMC Share Brokers Ltd.	970,000	10	9,700,000.00	8.25
Jai Ambe Share Broking Ltd.	970,000	10	9,700,000.00	8.25
MVR Share Trading (P) Ltd.	960,000	10	9,600,000.00	8.17
ATOZ Consultants (P) Ltd.	725,000	10	7,250,000.00	6.17
ATOZ Venture Capital Ltd.	725,000	10	7,250,000.00	6.17
Rolex Finvst (P) Ltd.	725,000	10	7,250,000.00	6.17
Zee Dataline (P) Ltd.	725,000	10	7,250,000.00	6.17
Mr. Anurag Bansal	150,000	10	1,500,000.00	1.28
Mr. Ajay Gupta	150,000	10	1,500,000.00	1.28
Millennium India Acquistion Company Inc	1,750,891	10/-	17,508,910.00	14.90
Others	2,930,057	10	29,300,570.00	24.93
TOTAL	11,750,948	10	117,509,480.00	100

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

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NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 4 - CONDITIONS PRECEDENT

PART 1: CONDITIONS PRECEDENT OF PROMOTERS AND THE COMPANY

1.	Board approval by Company: The Board of Directors shall have passed necessary resolutions at duly constituted meetings approving the issue of the Subscription Shares.

2.
Shareholders approval by Company: The Company shall have been passed at a resolution at its general meeting approving resolution under section 81(1A) of the Act the preferential allotment of the Subscription Shares to the Investor.

3.
Increase Authorized Share Capital: The Company shall have increased its authorized share capital as necessary to issue the Subscription Shares to Investor and the Company shall have paid the necessary stamp duties and filed necessary forms with Registrar of Companies.

4.
Articles of Association.  Shareholders approval shall have been obtained for amending Articles of Association of the Company and SAM Group Companies in a manner necessary to facilitate the transaction contemplated by this Agreement.

5.
Shareholding of SAM Group Companies: Each of the SAM Group Companies shall have changed the existing shareholding structure in a manner to ensure that the shareholding of SAM Group Companies reflects the proposed shareholding structure as specified in Schedule 8 hereto.

6.
Material Adverse Effect. There shall not have been any event, such as, (i) termination or cancellation of material Licenses of the Company or SAM Group Company, (ii) any event that materially hinders the ability to consummate the transaction contemplated by this Agreement, (iii) any event that effects the business or operations of the Company or SAM Group Companies that has Material Adverse Effect.

7.	Listing. Obtain in-principal approval for listing of Subscription Shares on the regional stock exchanges where the shares of the Company are currently listed.

8.
Agreement. The Promoters of SMC Global Securities Limited, Investor and SMC Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

9.
Employment Agreements. (i) The directors of the companies forming part of the SAM Group shall have entered into employment contracts with their respective companies setting out the specific terms and conditions of their employment with the company, (ii) All Key Employees (as set out in Annexure “3”) of the SAM Group Companies shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations, and (iii) All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

10.
Compliance Certificate.  The Company and each of SAM Group Companies shall have obtained a certificate from a practicing Company Secretary confirming that the statutory records have been updated as required under Applicable Laws.

11.
Bank details: The Company shall have provided details of the bank account of the Company maintained with the Authorised Dealer to the Investor for the purpose of receiving the Investment Amount under this Agreement.

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12.
Financial Statements: The Investor shall have received from the Promoters and the Company (i) two years Balance Sheet and Profit and Loss Account for the period ended March 31, 2007 and March 31, 2006, and (ii) three years Profit and Loss Account for the period ended March 31, 2007, March 31, 2006 and March 31, 2005 (“Financial Statement”) prepared and translated in accordance with US GAAP and re-audited by a Public Company Accounting Oversight Board accounting firm acceptable to the Investor.

13.
No Objection Letter: The Promoters, the Company and SAM Group Companies shall have delivered to the Investor a No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form attached as Annexure “2” of this Agreement and shall be signed and delivered to the Investor by the Promoters, the Company and SAM Group Companies on or before Completion.

14.
Regulatory Approvals: The Promoters, the Company and SAM Group Companies shall have obtained necessary regulatory approvals as specified in Schedule 9 attached hereto and complied with the requirements of Listing Agreement with respect to the transaction as contemplated in this Agreement and the resulting change in the shareholding of the SAM Group Companies, directly or indirectly, shall be in compliance with the requirements of Applicable Laws.

15.	Financial Statement. The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% to the Financial Statements prepared under Indian GAAP.

16.
Name License Agreement. Mr. M.C. Gupta, Mr. S.C. Aggarwal and SAM Global Securities Limited shall have executed a Name License Agreement with the Company for assigning the use of the words “SMC” as part of its corporate name at a nominal fee and agreeing that a similar license shall not be given to any other entity engaged in the similar line of Business except as provided in the Disclosure Schedule. Provided that such companies shall execute similar agreement with the Company confirming that it shall not permit use of the word “SMC” to any other entity without prior approval of the Company.

PART 2: CONDITIONS PRECEDENT OF INVESTOR

1.	Financial Statements: The translation and re-audit of Financial Statements in US GAAP shall not have resulted in any variance of more than 25% from the Financial Statements prepared under Indian GAAP.

2.
Consent by Investor: (i) US Securities and Exchange Commission would have advised that there are no further comments to the proxy statement filed by the Investor in accordance with the requirements of the laws of United States, (ii) the shareholders of the Investor would have passed resolution approving the investments in the Company, and (iii) holders of no greater than 19.9% of equity interest of the Investor should have sought redemption of their equity shares;

3.	KYC Compliance: The Investor shall have satisfied the Know Your Client norms to ascertain that the Investor is an ‘eligible investor’ in accordance with the laws of United States;

4.	Regulatory Approvals: The Investor shall have obtained Foreign Investment Promotion Board approval as specified in Schedule 9 attached hereto.

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5.
Agreement. The Promoters of SMC Global Securities Limited, Investor and SMC Global Securities Limited shall have executed a Share Subscription Agreement and Shareholders Agreement in a form acceptable to the Parties and shall have completed the Closing as contemplated in such agreement.

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SCHEDULE 5 – RESTRICTED ACTIONS

Any and all of the following actions by Promoters, the Company and/or SAM Group Companies prior to the Completion Date shall be subject to prior consent of the Investor:

1.
Charter Documents. Cause or permit any amendments to its Memorandum of Association or Articles of Association save and except as may be required to give effect to the transactions contemplated by this Agreement.

2.	Dividends. Declare or pay any dividends on or make any other distributions (whether in cash, shares, securities or property) in respect of any of its share capital.

3.
Share Capital. Issue or split, combine or reclassify any of its share capital or issue or authorize the issuance of any Derivative Securities, or repurchase or otherwise acquire, directly or indirectly, any shares or Derivative Securities.

4.
Transfer.  Transfer of any shares or Securities in the Company by Promoter or Promoter Group (except amongst Promoter Group or Promoters spouse and lineal antecedent and descendent) or the Company in SAM Group Companies to any third party.

5.
Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of Company or Derivative Securities, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character obligating Company to issue any such shares or Securities.

6.	Dispositions. Sell, lease, license or otherwise dispose of or encumber any of its properties or assets, except in the Ordinary Course of Business, consistent with past practice.

7.
Payment of Obligations. Pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the Ordinary Course of Business.

8.	Capital Expenditures. Make any capital expenditures, capital additions or capital improvements in excess of rupee equivalent of INR 82 Million in the aggregate in each Financial Year.

9.	Insurance. Materially reduce the amount of any insurance coverage provided by existing insurance policies other than in the Ordinary Course of Business.

10.	Termination or Waiver. Terminate or waive any right or benefit of substantial value other than in the Ordinary Course of Business.

11.
Employee Benefit Plans, New Hires, Pay Increases. Amend any company employee plan or adopt any plan that would constitute a company employee plan, pay any special bonus, special remuneration or special non-cash benefit, or increase the benefits, salaries or wage rates of its employees, save and except in the Ordinary Course of Business.

12.
Severance Arrangements. Grant or pay any severance or termination pay or benefits (i) to any director or officer, or (ii) except for payments made pursuant to written agreements outstanding on the date hereof, to any other employee.

13.
Lawsuits. Commence a lawsuit other than in such cases where the company in good faith determines that a failure to commence such suit would result in the material impairment of a valuable aspect of the company’s business, provided that it consults with the Investor prior to the filing of such a suit.

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14.
Acquisitions. Acquire or agree to acquire by merging with, or by purchasing a substantial portion of the shares, Securities or assets of, or by any other manner, any business or any company, partnership, association or other business organization division thereof or otherwise acquire or agree to acquire any assets that are material individually or in the aggregate, to the Business other than in the Ordinary Course of Business.

15.
Taxes. Other than in the Ordinary Course of Business, make or change any election in respect of taxes, adopt or change any accounting method in respect of taxes, file any tax return or any amendment to a tax return, settle any claim or assessment in respect of taxes, or consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of taxes.

16.
Revaluation. Revalue any of its assets, including without limitation writing down the value of inventory or writing off notes or accounts receivable other than in the Ordinary Course of Business or as required by changes in Indian GAAP.

17.	Listing: All decisions with respect to listing of the Company.

18.	Liquidation: Voluntary liquidation or dissolution of the company or any bankruptcy action in relation to the company.

19.	Other. Take or agree in writing or otherwise to take, any of the actions described in Clause 1 through 18 above.

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SCHEDULE 6 - CONDITION SUBSEQUENT

1)
Key Persons Provisions: The Company shall maintain Directors’ and Officers’ insurance for members of its Board of Directors in amounts considered reasonable by the Company and consistent with market practice in India.

2)
Key Man Insurance: The Company shall purchase Key Man Insurance policy of such amounts as may be decided by the Board, with benefits payable to the Company, covering the Key Employees and such of the Promoters as may be identified by the Company.

3)
RBI Reporting. The Company shall also ensure that within 30 days from the Completion Date, the relevant forms of the Company are filed with the concerned regulatory authorities including the Registrar of Companies, Reserve Bank of India, etc. in accordance with the provisions of Applicable Law.

4)	Condition Precedent. Any Conditions Precedent not fulfilled at the time of Completion and not entirely waived in writing.

5)
Periodical Financial Statements. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission.

6)	Continued guarantee. Promoters shall continue to maintain the personal guarantee issued by them for the financial facilities obtained by the Company and SAM Group Companies from the lenders.

7)
Employment Contracts. All employees, on or before Completion or within 60 days from Completion, shall have entered into a standard format employment agreement, incorporating provisions relating to the adoption of Chinese walls, handling of price sensitive information and non-compete and non-solicitation obligations.

8)
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four (4) years from the date of Completion.

9)	Any other items specifically agreed between the Parties and reasonably requested by the Investor.

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SCHEDULE 7 - REPRESENTATIONS AND WARRANTIES

PART 1 -  REPRESENTATION AND WARRANTY FROM THE COMPANY AND PROMOTERS

REPRESENTATIONS AND WARRANTIES

Prior to the execution and delivery of this Agreement, the Company and the Promoters, have together delivered to the Investor a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Disclosure Schedule” as set out in Annexure 3).

Any exception or qualification set forth in the Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement, shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.

The Company and the Promoters (for themselves and on behalf of the SAM Group Companies) are hereinafter referred to as “Warrantors”.

1	The Promoters, jointly and severally, represent and warrant to the Investor as follows:

1.1	Binding Agreement.

i)
Each of the Promoters have the full legal right, power, authority and capacity to execute, deliver and fully perform such Promoter’s obligations under this Agreement and any documents contemplated hereby to which any of Promoters is a party according to their respective terms.

ii)
This Agreement and any documents contemplated hereby to which any of Promoters is a party have been duly executed and delivered by such Promoter and constitute the legal, valid and binding agreement of such Promoter enforceable against such Promoter in accordance with its terms, except to the extent that: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

1.2
Bankruptcy. No Bankruptcy Matter of any character affecting all or any of the Promoters are pending or threatened, and none of the Promoters have made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

1.3
Non-Contravention. The execution, delivery and performance by all and any of the Promoters of this Agreement and the documents contemplated hereby (with or without the giving of notice, the lapse of time, or both) and the consummation by each of the Promoters of the transactions contemplated hereby or thereby do not: (a) other than for Clause 2.5 hereof require the consent of any third party; (b) conflict with, result in a breach of, or constitute a default under, any Applicable Law; (c) violate any agreement, indenture, instrument, note, mortgage, lease, license, franchise, permit or other authorization, right, restriction or obligation to which any of the Promoters is a party or by which any of the Promoters may be bound; (d) violate any order, injunction judgment or decree of any Government Authority by which any of the Promoters may be bound; (e) constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other Applicable Law for the protection of debtors or creditors; or (f) conflict with or result in any breach or violation of the terms, conditions or provisions of the Charter Documents (defined below). None of the Promoters is a party to, or bound by, any agreement or commitment that prohibits or restricts the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

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1.4
Litigation. There is no action, claim, suit, Proceedings or investigation pending or threatened by or against or affecting all or any of the Promoters which questions the validity of this Agreement or the right of any of the Promoters to enter into it, or to consummate the transactions contemplated hereby, or which could result in any change in the equity ownership of all or any of the Promoters in the Company. None of the Promoters is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any Governmental Authority, and there is no investigation pending or threatened that could prohibit or restrict the execution and delivery by any of the Promoters of this Agreement or the consummation of the transactions contemplated hereby.

1.5
No conflicting interest. Except as disclosed in Section 1.5 of the Disclosure Schedule, none of the Promoters own, beneficially or of record, directly or indirectly, any share capital or other ownership or proprietary interest in any partnership, association, trust joint venture, limited liability company, or other entity that is in direct or indirect competition with the Company or SAM Group Companies.

2	The Warrantors, jointly and severally represent and warrant to the Investor as follows:

2.1	Binding Agreement:

i)
The Company and SAM Group Companies have all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and subject to receipt of proposed necessary regulatory approvals as specified in Schedule 9, to perform their obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby. There are no other regulatory approvals required for consummating the transaction contemplated under this Agreement other than the approvals as set out in Schedule 9.

ii)
The execution and delivery of this Agreement and the other agreements contemplated hereby, by the Company and SAM Group Companies, the performance by the Company and SAM Group Companies of their obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the board of directors of the Company and SAM Group Companies, and no other action on the part of the Company and SAM Group Companies is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Company and SAM Group Companies or the performance by the Company and SAM Group Companies of their obligations hereunder and thereunder or the consummation by the Company and SAM Group Companies of the transactions contemplated hereby or thereby, except for the receipt of proposed regulatory approvals as specified in Schedule 9 and lenders consent (as referred to in Schedule 2).

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iii)
This Agreement has been duly executed and delivered by the Company and SAM Group Companies, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Company and SAM Group Companies will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Company and SAM Group Companies, enforceable against the Company and SAM Group Companies in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to: (a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor’s rights generally, and (b) the remedy of specific performance or injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

2.2	Organization:

i)
The Company and SAM Group Companies are companies incorporated, validly existing and in good standing under the Indian Companies Act, 1956, and each of them have all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted. The Company and SAM Group Companies are duly qualified to do business as an Indian corporation and in good standing under the laws of India..

ii)
True and complete copies of the Memorandum and Articles of Association of the Company and SAM Group Companies, as amended and in effect as of the date of this Agreement, have been made available to the Investor (“Charter Documents”).

iii)	The Company and SAM Group Companies are not in violation of any of the provisions of the Charter Documents.

iv)
True and complete copies of the minutes of all meetings of the board of directors and the shareholders of the Company and SAM Group Companies have been made available by the Company and SAM Group Companies to the Investor.

2.3
Bankruptcy. No Bankruptcy Matter of any character affecting the Company or SAM Group Companies is pending or threatened, and Company or SAM Group Companies have not made any assignment for the benefit of creditors or taken any action in contemplation of, or which would constitute the basis for any Bankruptcy Matter.

2.4	Capitalization:

i)
Section 2.4 of the Disclosure Schedule, sets out the existing authorized, issued and paid-up share capital of the Company and SAM Group Companies. Except as set forth in Section 2.4, no other Securities of the Company and SAM Group Companies are issued or outstanding. All such issued and outstanding Securities shall have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute or the Charter Documents.

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ii)	The Company and SAM Group Companies or any agreement to which the Warrantors are a party or by which they are bound, and have been issued in compliance with Applicable Law.

iii)
The Company has complete and unrestricted power and the unqualified right to issue, transfer and deliver to the Investor, and upon consummation of the transactions contemplated by this Agreement, the Investor will acquire good and valid and marketable title to all of the Subscription Shares, free and clear of all Liens. Section 2.4 of the Disclosure Schedule sets out the indirect shareholding of the Investor in SAM Group Companies, upon Completion.

iv)
As of the date of this Agreement, there are: (a) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Shares to which the Warrantors are a party, or by which they are bound, obligating the Warrantors to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire any Securities, (b) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Company and SAM Group Companies, and (c) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Warrantors are a party, or by which they are bound, with respect to the governance of the Company and SAM Group Companies or the voting or transfer of any Securities.

2.5
Third Party Consents. Other than consents and regulatory approvals required for consummating the transaction as set out in Schedule 9, no consent, approval, authorization, order, filing, registration, declaration or qualification of or with any Government Authority or third Person is required to be obtained by the Warrantors in connection with the execution and delivery by the Warrantors of this Agreement or consummation of the transactions contemplated hereby. The Warrantors specifically represent and warrant that the proposed transaction does not require any consent from the lenders of the Company or SAM Group Companies.

2.6	Financial Statements:

i)
The audited consolidated financial statements of the Company and SAM Group Companies (including the balance sheet and the related statements of income and cash flows) as of and for each of the 12-month periods ended March 31, 2006, March 31, 2005 and March 31, 2004, and the un-audited and unconsolidated financial statements of the Company for the nine months period ended on December 31, 2006 (the “The Financial Statements”) are attached in Section 2.6 of the Disclosure Schedule.

ii)	Except as set forth therein, the Financial Statements have been prepared in accordance with Indian GAAP applied on a consistent basis throughout the periods indicated therein.

iii)
The Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and SAM Group Companies as of the respective dates and during the respective periods indicated therein.

iv)
All accounts receivable, including without limitation, all trade amounts receivable and other obligations from clients and customers, whether or not evidenced by a note (collectively, “Accounts Receivable”): (a) are bona fide receivables incurred in the Ordinary Course of Business, and (b) are not currently the subject of any counterclaim, or a claim for a chargeback, deduction, credit, set off or other offset, other than in the Ordinary Course of Business and as reflected by the reserve for bad debts recorded on the Financial Statements. No Person has any Encumbrance on any Accounts Receivable or any part thereof.

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v)	There are no agreement for deduction, free services, discount or other deferred price or quantity adjustment made by the Company or SAM Group Companies exceeding in aggregate of INR 4,000,000.

vi)
Undisclosed Liabilities: The Company or SAM Group Companies do not have any Liabilities of a nature that is required to be reflected on a balance sheet or in the financial notes thereto in accordance with Indian GAAP, except as: (i) reflected in, reserved against or disclosed in the Financial Statements; (ii) disclosed in Section 2.6 of the Disclosure Schedule, (iii) incurred in the Ordinary Course of Business since March 31, 2006.

2.7
Certain Changes or Events: Except as expressly contemplated by this Agreement or as disclosed in Section 2.7 of the Disclosure Schedule, since the Audited Financial Statements Date and through the date of this Agreement, the Company and SAM Group Companies have conducted its business (including, without limitation, its cash management customs and practices (e.g., collection of receivables, payment of payables, and maintenance of credit practices)) only in the Ordinary Course of Business. Since such date through the date of this Agreement, there has not been, occurred or arisen:

i)	any material damage to, or destruction or loss of, any of the material assets or properties of the Company and/or SAM Group Companies other than related to information technology;

ii)
any declaration, setting aside or payment of any dividend, or other distribution or capital return in respect of any Shares or Securities or other equity security, or any redemption, repurchase or other acquisition by the Company and/or SAM Group Companies;

iii)
any sale, pledge, assignment, transfer, lease, guarantee, encumbrance, license or other disposition, or agreement to sell, pledge, assign, transfer, lease, guarantee, encumber, license or otherwise dispose of, any property, asset or interest therein of the Company and/or the SAM Group Companies otherwise than in the Ordinary Course of Business;

iv)
any acquisition (by merger, consolidation or other combination, or acquisition of shares or assets or otherwise) by the Company and/or SAM Group Companies other than over INR 41 million for each such acquisition;

v)	any change in any method of accounting or accounting practice used by the Company and/or SAM Group Companies, other than such changes as are required by Indian GAAP;

vi)
any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, share option, share purchase or other employee benefit plan (other than any such increases required under the applicable terms of any such plan or Applicable Law), or any other increase in the compensation payable or to become payable to any officers of the Company and/or SAM Group Companies, other than in the Ordinary Course of Business;

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vii)
any issuance by the Company and/or SAM Group Companies of any Securities convertible, exchangeable or exercisable into any equity securities or warrants, options or other rights to acquire equity shares;

viii)	any termination, cancellation or any modification of a material term of any Listed Contracts, other than this Agreement.

2.8	Intellectual Property.

i)
Section 2.8 of the Disclosure Schedule contains a true, correct and complete list of all (i) Indian and foreign patent and patents applications, the number, issue date, title and priority information for each country in which such patent has been issued, or the application number, date of filing, title and priority information for each country in which a patent application is pending; (ii) registered and unregistered trademarks, trade names or service marks, logos, designs and slogans, the application serial number or registration number thereof, if applicable, the class of goods or services or the description of the goods or services covered thereby, the jurisdiction in which such trade name or trademark is registered or filed, and the expiration date for each jurisdiction in which such trademark or trade name has been registered or filed; (iii) registered copyrights, the number and date of registration thereof for each country in which a copyright has been registered and (iv) domain names and applications for registration of domain names, in each case included in the Proprietary Rights.

ii)
Except as disclosed in Section 2.8 of the Disclosure Schedule, (i) the operation of the business, including the use of the Owned Proprietary Rights, does not infringe or misappropriate or otherwise materially violate the Proprietary Rights of any third party, and no claim is pending or, to the Knowledge of the Warrantors, threatened against the Company or any SAM Group Companies alleging any of the foregoing, (ii) the Company and SAM Group Companies owns, or has necessary licenses all of the Proprietary Rights necessary for the conduct of the business, and (iii) except for the Owned Proprietary Rights and the Licensed Proprietary Rights, no material right, license, lease, consent, or other agreement is required with respect to any Proprietary Right for the conduct of the Business.

iii)
Subject only to the terms of the licenses listed in Section 2.8 of the Disclosure Schedule or licenses that are immaterial to the Ordinary Course of Business of the Company and/or any SAM Group Companies, or except as disclosed in Section 2.8 of the Disclosure Schedule, the Company or an SAM Group Companies is (i) the sole owner of the entire and unencumbered right, title and interest in and to each item of the Owned Proprietary Rights, and (ii) entitled to use the Owned Proprietary Rights and Licensed Proprietary Rights in the ordinary course of its business to the extent such Proprietary Rights are used in the operation of the business.

iv)
Except as disclosed in Section 2.8 of the Disclosure Schedule, the Owned Proprietary Rights and Licensed Proprietary Rights include all of the material Proprietary Rights used in the business, and there are no other items of Proprietary Rights that are material to the business of the Company and SAM Group Companies.

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v)
The Company and SAM Group Companies have made available to Investor for inspection during the due diligence by the Investor all material correspondence and all written opinions in its possession relating to potential infringement or misappropriation (a) by the Company or any SAM Group Companies of any Proprietary Rights of any third party, or (b) by any third party of any of the Owned Proprietary Rights or Licensed Proprietary Rights.

vi)
Except as disclosed in Section 2.8 of the Disclosure Schedule, to the Knowledge of the Warrantors, (i) no third party is engaging in any activity that infringes or misappropriates the Owned Proprietary Rights or Licensed Proprietary Rights and (ii) the Company and the SAM Group Companies have not granted any material license or other right to any third party with respect to the Owned Proprietary Rights or Licensed Proprietary Rights.

vii)
The Company and the SAM Group Companies have a license to use all software development tools, library functions, compilers and other third-party software that are used in the operation of the business and are material to the business, taken as a whole.  To the Knowledge of Warrantors, all material software used in the business is free of all viruses, worms and Trojan horses, and does not contain any critical bugs, errors, or problems, in each case that reasonably would be expected to have a material adverse impact on the business, taken as a whole.

viii)
The Company and each of the SAM Group Companies have secured valid written assignments or agreements from all current and former consultants and employees who contributed to the creation or development of the material Owned Proprietary Rights used or held for use by the Company or the SAM Group Companies, in each case assigning such Person’s ownership interest therein.  All employees of, consultants to or vendors of the Company or any SAM Group Companies with access to confidential information of the Company or any SAM Group Companies are parties to written agreements under which, among other things, each such employee, consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company or any SAM Group Companies.  To the Knowledge of Warrantors, none of the employees, consultants or vendors of the Company or any SAM Group Companies is in violation of such agreements.

3	Contracts.

3.1
As of the date of this Agreement, Section 3.1 of the Disclosure Schedule contains a true, correct and complete list of all contracts in excess of INR 41 Million referred to in clauses (i) through (xv), inclusive, of this Section 3.1 to which the Company or any SAM Group Companies is a party (each, a “Listed Contract” and, collectively, the “Listed Contracts”).  True, correct and complete copies of each Listed Contract have been made available to the Investor:

i)
Contract notes (other than in the Ordinary Course of Business), debentures, other evidences of indebtedness, guarantees, loans, credit or financing agreements or instruments, or other Listed Contracts for money borrowed, including any agreements or commitments for future loans, credit or financing;

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ii)
Contracts with any labor union or contracts for the employment of any Person on a full-time, part-time or consulting basis or any consulting, termination or severance agreements to the extent there remain payment obligations to be performed by the Company or any SAM Group Companies;

iii)	leases of real property from or to a Person;

iv)	leases, rental or occupancy agreements, installment and conditional sale agreements, and other Contracts affecting the ownership of, leasing of, title to, use of, or any

v)
leasehold or other interest in, any personal property or asset involving individual annual aggregate payments in excess of INR 20.5 million and which are not terminable by the Company or an SAM Group Companies  without penalty or further payment or without more than 90 days’ notice;

vi)
joint venture, partnership or limited liability company agreements involving a share of profits, losses, costs or liabilities (excluding agreements with third parties involving the co-branding and hosting of websites under a revenue sharing arrangement);

vii)
Contracts explicitly requiring fixed expenditures after the date of this Agreement in an amount in excess of INR 20.5 million which are not terminable by the Company or an SAM Group Companies without penalty at its discretion;

viii)
Contracts with any Person that generated consolidated net revenues for the Company and SAM Group Companies during the twelve months ended March 31, 2007 in excess of INR 20.5 million other than brokerage contracts and Bombay Stock Exchange;

ix)
licensing agreements with respect to proprietary rights that obligate the Company or any SAM Group Companies to make royalty payments, license fee payments or other similar payments after the date of this Agreement;

x)
Listed Contracts between the Company or an SAM Group Companies, on the one hand, and any director, officer, equity holder or Affiliate of the Company or any SAM Group Companies, on the other hand, or any former director, officer, equity holder or Affiliate to the extent there remain payment or issuance of equity obligations to be performed by the Company or any SAM Group Companies pursuant to such Listed Contracts;

xi)
Listed Contracts containing covenants limiting the freedom of the Company or any SAM Group Companies in any material respect to compete with any Person in any line of business or in any area or territory;

xii)
all Listed Contracts that result in any Person holding a power of attorney from the Company or any SAM Group Companies that relates to the Company, any SAM Group Companies or their respective businesses (other than powers of attorney granted in the ordinary course of business to (i) patent counsel engaged in the prosecution of patents, trademark counsel and their agents engaged in applying for trademarks and accountants engaged in filing tax returns, and (ii) employees of the Company or any SAM Group Companies to act on behalf of the Company or such SAM Group Companies with respect to Taxes); and

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xiii)	all other Listed Contracts, whether or not made in the ordinary course of business, the termination of which would reasonably be expected to have a Material Adverse Effect.

xiv)
Except for such exceptions as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Listed Contract is in full force and effect and represents a legally valid and binding obligation of the Company or an SAM Group Companies which is a party thereto, (ii)  the Company and each SAM Group Companies has performed, in all material respects, all obligations required to be performed by it under each of the Listed Contracts to which it is a party and, to the Knowledge of the Warrantors, each other party to such Listed Contracts has performed, in all material respects, all obligations required to be performed by it under such Listed Contracts, and (iii) neither the Company nor any SAM Group Companies is in material breach or violation of, or material default under, any of the Listed Contracts to which it is a party, nor has the Company or any SAM Group Companies received any written notice that it has materially breached, violated or defaulted under any of the Listed Contracts to which it is a party except for income from brokerage.

xv)
Except as set forth on Section 3.1 of the Disclosure Schedule, as of the date of this Agreement, neither the Company nor SAM Group Companies nor the Warrantors have received any notice, nor has any Knowledge, that any Person that generated consolidated net revenues for the Company or SAM Group Companies during the twelve months ended Match 31, 2006 in excess of INR 20.5 million intends to terminate, materially reduce (i.e., reduction by more than 5% from actual consolidated net revenues for such twelve month period) or otherwise materially alter its business or relationship with the Company or any SAM Group Companies and no such Person has terminated, materially reduced or otherwise materially altered its business or relationship with the Company or any SAM Group Companies in the last twelve (12) months.

3.2	Taxes:

i)
The Company and the SAM Group Companies have timely filed and if there has been a delay, with late fee payment) with the appropriate taxing authorities each Tax Return required to be filed prior to the date that such Tax Return became delinquent.

ii)
All such Tax Returns filed are complete and accurate in all material respects, and all Taxes shown to be due and payable on such Tax Returns have been paid, except for those Taxes which are being challenged in good faith and for which adequate reserves have been made.

iii)
All unpaid Taxes payable by the Company and SAM Group Companies for periods (or portions thereof) ending on or before March 31, 2007, whether or not disputed, are adequately reserved in accordance with Indian GAAP on the Financial Statements.

iv)	Neither the Company nor SAM Group Companies are the beneficiaries of any extension of time within which to file any Tax Return.

v)	There are no material Encumbrances for Taxes on any of the assets of the Company and SAM Group Companies.

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3.3	Except as set forth in Section 3.3 of the Disclosure Schedule:

i)
no deficiency or proposed adjustment which has not been settled or otherwise resolved for any amount of Tax has been proposed, asserted or assessed by any taxing authority against the Company and/or SAM Group Companies;

ii)
there is no Action or audit now in progress, pending or, to the Knowledge of the Company and SAM Group Companies and/or the Promoters, threatened against or with respect to the Company and/or SAM Group Companies with respect to any Tax;

iii)
neither the Company nor the SAM Group Companies is a party to or bound by any Tax allocation or Tax sharing agreement or has any current or potential contractual obligation to indemnify any other Person with respect to Taxes;

iv)
no claim has ever been made by a taxing authority in a jurisdiction where the Company and SAM Group Companies does not pay Tax or file Tax Returns that the Company and SAM Group Companies are or may be subject to Taxes assessed by such jurisdiction; and

v)
The Company and SAM Group Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party.

3.4
Section 3.4 of the Disclosure Schedule contains a list of states, territories and jurisdictions (whether foreign or domestic) in which the Company and SAM Group Companies are required to file Tax Returns relating to its operations.

3.5
Litigation and Governmental Orders: Except as set forth in Section 3.5 of the Disclosure Schedule, (a) there are no material Actions pending or, to the Knowledge of the Warrantors, threatened against the Warrantors, any of the assets or properties of the Warrantors, or any of the, directors and/or officers of Warrantors, and (b) none of the Warrantor or their respective assets or properties are subject to any material Governmental Authority relating specifically to Warrantor or any of their respective assets or properties.

3.6	Compliance with Laws:

i)	The business of the Company and SAM Group Companies are being conducted in compliance with all Applicable Laws.

ii)
The Company and SAM Group Companies are in compliance with the terms and requirements of all Licenses. The Company and SAM Group Companies have not received any written notice or other written communication from any Governmental Authority regarding: (a) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any conditions with respect to any Licenses, (b) any violation of any Applicable Law by Company or SAM Group Companies, or (c) any other limitations on the conduct of business by Warrantors.

iii)
The Company and SAM Group Companies are not in violation of any term of provision of: (a) its Charter Documents, or (b) any Applicable Law or regulatory approval applicable to, or which is binding upon, or affects it or any of its assets or revenues or the operation of their business. Any non-compliances have been disclosed in Section 3.6 of the Disclosure Schedule and there are no outstanding penalties payable to any Governmental Authority except as set out in Section 3.6 of the Disclosure Schedule.

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iv)	There has not been any breach with respect to compliance of the requirements of the listing agreement by the Company.

v)	All contract notes (issued to the clients) used by the Company or SAM Group Companies are in compliance with the requirements of Applicable Law.

3.7	Licenses:

i)	Set forth in Section 3.7 of the Disclosure Schedule is a list of all Licenses held by the Company and SAM Group Companies which are required for the Business.

ii)	The Company and SAM Group Companies have all Licenses required to permit the Company and SAM Group Companies to conduct their respective parts of the business.

iii)
All of the Licenses held by or issued to the Company and SAM Group Companies are in full force and effect, and the Company and SAM Group Companies is a party thereto is and has been in full compliance with each such Licenses held by or issued to it and all applicable laws, rules, regulations, bye-laws, and circulars in this regard, including all reporting and filing requirements.

3.8
Immovable Property. Section 3.8 of the Disclosure Schedule lists all real property owned by the Company and SAM Group Companies (“Owned Real Property”).  Section 3.8 of the Disclosure Schedule also lists all real property leased from or to a third party by the Company or any SAM Group Companies (“Leased Real Property”). Except as set forth on Section 3.8 of the Disclosure Schedule, the Company or one of the SAM Group Companies has a valid and subsisting title to all Owned Real Property and/or has a valid and subsisting leasehold estate in, and enjoys peaceful and undisturbed possession of, all Leased Real Property, subject only to any (i) Permitted Encumbrance, and (ii) except where the failure to have such interests or possession would not, individually or in the aggregate, reasonably be expected to materially impair the Company or the SAM Group Companies use of such parcel of Owned or Leased Real Property for the uses for which it is currently intended.

3.9	Employee Benefit Matters:

i)
To the Knowledge of the Warrantors, there are no claimed and/or outstanding dues, including salary, provident fund, or gratuity, of any employees, agents, advisors, and/or consultants of the Company and SAM Group Companies.

ii)	The Company and SAM Group Companies have been in full and complete compliance of all labour and industrial laws that are applicable to the Company and SAM Group Companies as per Applicable Laws.

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3.10
Labor Matters: The Warrantors are not party to any labour agreement with respect to its employees with any labour organization, group or association, nor, to the Knowledge of the Warrantors, the Company and SAM Group Companies there been any attempts to organize the employees of within the one (1) year period prior to the date of this Agreement. There is no labor strike, labor disturbance or work stoppage pending against the Company and SAM Group Companies.  There are no labour disputes, administrative proceedings or court complaints pending or threathened, to the Knowledge of Warrantors, before any Governmental Authority or any court or agency concerning alleged employment discrimination or any other matters relating to the employment of labor. No officer or key employee of the Company and SAM Group Companies has given oral or written notice of termination of his or her relationship with the Company and/or SAM Group Companies. Employees of the Company and each of the SAM Group Companies are required to adhere to the insider trading policy applicable to their respective employer company and that there have been no breaches of the same and appropriate indemnities in this regard.

3.11
Environmental Matters: Company is into service industry and Environment Laws are not applicable to the Company and any of the SAM Group Companies and accordingly: (i) to the Knowledge of Warrantors, no hazardous material is present at any Owned or Leased Real Property in violation of any Environmental Law; (ii) neither the Company nor any of the SAM Group Companies has engaged in any hazardous materials activity in violation of any Environmental Law and (iii) no action is pending or, to the Knowledge of the Company or SAM Group Companies, threatened against the Company or any SAM Group Companies concerning any of the hazardous materials activities of the Company and the SAM Group Companies, or hazardous materials activity on any Owned or Leased Real Property.

3.12	Insurance:

i)
All requisite insurance cover, including  indemnity, fire, crimes and liability, errors and omissions, workers’ compensation, vehicular, and other insurance including those prescribed by the exchanges and/or regulatory authorities have been taken or held as of date by the Company and SAM Group Companies and the same is valid and in full force and effect.

ii)
The Company and SAM Group Companies are not in default with respect to any material provision contained in any such insurance policies, nor has the Company and SAM Group Companies failed to give any material notice or present any material claim under any such insurance policies in due and timely fashion.

iii)	The Company and SAM Group Companies have not received any written notice of cancellation or non renewal of any such insurance policies.

3.13	Websites:

i)
Section 3.13 of the Disclosure Schedule sets forth a true, accurate and complete list of all domain names for websites that are owned or used by the Company and SAM Group Companies (the “Websites”). Except as disclosed in Section 3.13 of the Disclosure Schedule with respect to each Website, the Company and SAM Group Companies: (i) possesses all legal rights to the exclusive use of the domain names with respect thereto; (ii) to the Knowledge of the Warrantors and based on current traffic forecasts for its Websites, has adequate computer and personnel resources to help ensure that no service outages will occur due to insufficient data-storage, memory, server or other related reasons which would reasonably be expected to have a Materially Adverse Effect on the operation of the business; and (iii) has taken commercially reasonable steps to protect the confidentiality, integrity and security of their software, databases, systems, networks and Websites and all information stored or contained therein or transmitted thereby from unauthorized or improper access, modification, transmittal or use. Further, all domain name used by the Company or the SAM Group Companies and registered in individual name of Ramanand Garg has been transferred to and now owned by the Company.

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ii)
The Company and SAM Group Companies do not distributes Spyware or Adware in connection with the Business. “Spyware” means any software that covertly gathers information regarding user online activity through the user’s Internet connection (i.e., without notice that such information may be gathered), whether or not such software is bundled as a hidden component of a toolbar or like application, other than information: (i) reasonably gathered in connection with services or information provided by the Company and SAM Group Companies to such users, including without limitation through or via “cookies”, or (ii) that is not associated with Personally Identifiable Information.  “Personally Identifiable Information” means data that identifies a particular person, by name, address, telephone number, electronic mail address, social security number, permanent account number, unique client code, bank account number or credit card number. “Adware” means any software that causes advertising to pop-up as a new window (over or under) on the user’s computer based on the user’s online activity (other than advertisements that the Company and SAM Group Companies serves to visitors to their respective Websites while those visitors are visiting or exiting such Websites) or which is used to distribute Spyware.

iii)
The Company and SAM Group Companies and the Promoters have not: (i) violated in any material respect the rights of any Person with respect to Personally Identifiable Information provided under any applicable Law including, without limitation, rights respecting (x) privacy generally, and (y) the obtaining, storing, using, sharing or transmitting of Personally Identifiable Information of any type, whether via electronic means or otherwise; or (ii) failed in any material respect to comply with the published privacy policies as applicable from time to time.

3.14
Internal Controls. The Company and SAM Group Companies maintains a system of internal accounting controls that is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with the management’s general or specific authorizations: (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with the management’s general or specific authorization; and (iv) except as disclosed in Section 3.14 of the Disclosure Schedule, the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.15
Investor Proxy Statement: None of the information to be supplied by the Warrantors for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

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3.16
Brokers: Except for Beejay Investments and Financial Consultants Private Limited and Singhi Advisors Limited (the “Financial Advisors”), who are entitled to certain investment banking and advisory fees to be mutually agreed in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement. Prior to the date of this Agreement, the Warrantors have delivered to the Investor a true and complete copy of all agreements between the Warrantors and Financial Advisors pursuant to which the Financial Advisors would be entitled to any payment.

3.17	Competition and Trade Relations:

i)	None of the Company and SAM Group Companies have entered into any restrictive practices and/or arrangements.

ii)
None of the Company and SAM Group Companies have received or are exchanging any communications with or from, or any notifications (including pending notifications) to, any governmental or regulatory authority under any anti-trust regulatory or similar legislation.

iii)	No judgment, ruling, finding, order or any other decision, preliminary or final, of any anti-trust regulatory authority or of any court binding on the Company and SAM Group Companies has been passed.

iv)
There are no current or pending investigations by, or proceedings before, any antitrust or relevant regulatory authority or any court, including any pending threat by an anti-trust or relevant regulatory authority to open any such investigations or proceedings in respect of the Company and SAM Group Companies.

3.18
Related Party Transaction. All related party transactions between the Warrantors and their relatives or group entities have been disclosed in Section 3.18 of the Disclosure Schedule other than in the Ordinary Course of Business. All transactions with the related parties have been at arms length except for the transactions with employees and relatives and family members and their companies are not disclosed separately which is an industry practice.

3.19
Representations Complete. None of the representations or warranties made by the Warrantors herein or in any schedule or exhibit hereto, including the Disclosure Schedule, or certificate furnished pursuant to this Agreement or any written statement furnished to the Investor pursuant hereto or in connection with the transactions contemplated hereby, contain, or will contain at the Closing Date any untrue statement of a material fact, or omits or will omit at the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

 PART 2 -REPRESENTATIONS AND WARRANTIES OF INVESTOR

Prior to the execution and delivery of this Agreement by the Investor, the Investor has delivered to the Company and Promoters a disclosure schedule with numbered sections corresponding to the relevant sections in this Agreement (the “Investor Disclosure Schedule” attached as Annexure “4”).  Any exception or qualification set forth in the Investor Disclosure Schedule with respect to a particular representation or warranty contained in this Agreement shall be deemed to be an exception or qualification with respect to all other applicable representations and warranties contained in this Agreement, but only where the relevance of such disclosure to such other representations or warranties is reasonably apparent from the text of such disclosure.  Nothing in the Investor Disclosure Schedule is intended to broaden the scope of any representation, warranty or covenant of the Investor contained in this Agreement.  Subject to the exceptions and qualifications set forth in the Investor Disclosure Schedule, the Investor represents and warrants to the Company and Promoters as follows:

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1
Authority:  The Investor has all requisite corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the other agreements contemplated hereby by the Investor, the performance by the Investor of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby or thereby have been duly authorized by the directors of the Investor, and, except for the approval of this Agreement and the other agreements contemplated hereby and the transactions contemplated hereby and thereby by the holders of a majority of the Investor’s outstanding and publicly traded shares of common stock present and voting at a special meeting of the Investor’s stockholders to be convened for that purpose (the “Investor Stockholders’ Approval”), no other action on the part of Investor is necessary to authorize the execution and delivery of this Agreement or any other agreements contemplated hereby by the Investor or the performance by the Investor of its obligations hereunder and thereunder or the consummation by the Investor of the transactions contemplated hereby or thereby.  This Agreement has been duly executed and delivered by the Investor, and this Agreement constitutes, and the other agreements contemplated hereby upon execution and delivery by the Investor will each constitute (in each case assuming due authorization, execution and delivery by the other parties thereto), a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by principles of public policy, and subject to (i) the effect of any Applicable Law of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Applicable Laws affecting creditors’ rights and relief of debtors generally and (ii) the effect of rules of law and general principles of equity, including rules of law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2
Organization:  The Investor is a company incorporated, validly existing and in good standing under the General Corporation Law of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it, and to carry on its business in all material respects as currently conducted.  True and complete copies of the certificate of incorporation (the “Investor Charter Document”) [and Bylaws (the “Investor’s Bylaws”)] of the Investor, [each] as amended and in effect as of the date of this Agreement, have been made available to the Company and Promoters.  The Investor is not in violation of any of the provisions of the Investor Charter Document or the Investor’s Bylaws.

3	Investor Capitalization:

3.1
As of the date of this Agreement, 9,062,500 shares of Investor’s common stock are issued and outstanding.  Except as set forth under Section 3(a) of the Investor Disclosure Schedule, no other equity securities of the Investor are issued or outstanding.  All such issued and outstanding shares of common stock have been duly authorized and validly issued, and were not issued in violation of any preemptive or similar rights created by statute, the Investor Charter Documents, the Investor’s Bylaws or any agreement to which the Investor is a party or by which it is bound, and have been issued in compliance with applicable U.S. Federal securities Laws.

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3.2
As of the date of this Agreement, except as set forth in Section 3.2 of the Investor Disclosure Schedule, there are (i) no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to issue, deliver or sell, or cause to be issued, delivered or sold, any shares of common stock, and (ii) no outstanding or authorized share appreciation, phantom share, profit participation, or other similar rights with respect to the Investor.

3.3
As of the date of this Agreement, except as set forth in Section 3.3 of the Investor Disclosure Schedule, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the shares of common stock to which the Investor is a party, or by which it is bound, obligating the Investor to repurchase, redeem or otherwise acquire any issued and outstanding shares of common stock ; and (ii) no voting agreements, member agreements, proxies or other agreements or understandings in effect to which the Investor is a party, or by which it is bound, with respect to the governance of Investor or the voting or transfer of any shares of common stock.

4	Investor Subsidiaries:

4.1
Section 4(a) of the Investor Disclosure Schedule sets forth (i) the legal name of the Investor’s Dubai Subsidiary as of the date of this Agreement and (ii) the proposed capitalization thereof and the proposed ownership of interest in the Investor’s Dubai Subsidiary. All issued and outstanding equity interests in the Investor’s Dubai Subsidiary will be owned beneficially and of record by the Investor, free and clear of all Encumbrances of any kind or any restrictions on the right to vote, sell or otherwise dispose of such equity interest. No Person other than the Investor will have any economic interest in, or right to participate in, the earnings of the Investor’s Dubai Subsidiary.

4.2
When incorporated the Investor’s Dubai Subsidiary will be duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and have the requisite power and authority to own, operate or lease the respective properties and assets that it may own, operate or lease, and carry on its business in all material respects. The Investor’s Dubai Subsidiary will be duly qualified to do business as a foreign entity, and be in good standing, under the Laws of the jurisdiction in which the character of its properties are owned, operated or leased, or the nature of its activities, makes such qualification necessary.

5
Conflicts and Consents:  The execution and delivery by the Investor of this Agreement and the other agreements contemplated hereby, the performance by the Investor of its obligations hereunder and thereunder and the consummation by the Investor of the transactions contemplated hereby and thereby does not and will not (i) conflict with or result in a violation of the Investor Charter Document or the Investor’s Bylaws or any equivalent organizational documents of any Investor Subsidiary; (ii) conflict with or result in a violation of any Governmental Order or Law applicable to the Investor, or any Investor Subsidiary or any of their respective assets or properties; or (iii) except for the Investor Shareholders Approval, require any consent or approval under, result in a breach of, or constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, or give rise to any rights of termination, amendment, modification, acceleration or cancellation of or loss of any benefit under, or result in the creation of any Encumbrance on any of the assets or properties of the Investor or any Investor Subsidiary pursuant to any Contract or any material Permit.

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6
Governmental Consents, Approvals, Etc.:  Except as set forth in Section 6 of the Investor Disclosure Schedule, no consent, waiver, approval, authorization, order or permit of, or declaration, filing or registration with, or notification to, any Governmental Authority is required to be made or obtained by the Investor or any Investor Subsidiary in connection with the execution and delivery of this Agreement by the Investor or the consummation by the Investor of the transactions contemplated by this Agreement.

7
Litigation and Governmental Orders:  There are no material Actions pending or, to the Knowledge of the Investor, threatened against the Investor or any Investor Subsidiary, any of the assets or properties of the Investor or any Investor Subsidiary, or any of the directors and officers of the Investor or any Investor Subsidiary in their capacity as directors or officers of the Investor or any Investor Subsidiary, and none of the Investor, any Investor Subsidiary or their respective assets or properties is subject to any material Governmental Order relating specifically to the Investor, any Investor Subsidiary or any of their respective assets or properties.

8
Compliance with Laws:  Neither the Investor nor any Investor Subsidiary has received any written notice from any Governmental Authority to the effect that the Investor or any Investor Subsidiary is not in compliance with any applicable Law.

9
Investor SEC Reports:  Since its inception, the Investor has filed all reports, registration statements and other documents, together with any amendments thereto, required to be filed under the Securities Act and the Exchange Act, and the Investor will file all such reports, registration statements and other documents required to be filed by the Investor from the date of this Agreement to the Closing Date (all such reports, registration statements and documents filed or to be filed with the SEC, are collectively referred to as “Investor SEC Reports”).  As of their respective dates, the Investor SEC Reports complied or will comply in all material respects with all rules and regulations promulgated by the SEC and did not or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Investor has provided to the Company and Promoters a true and complete copy of all Investor SEC Reports filed on or prior to the date hereof, and will promptly provide to the Company and Promoters a true and complete copy of any such reports filed after the date hereof and prior to the Closing Date.

10
Investor Proxy Statement:  None of the information to be supplied by the Investor or any Investor Subsidiary for inclusion in the Investor Proxy Statement at the time of the mailing of the Investor Proxy Statement and each amendment or supplement thereto, and at the time of the Investor Special Meeting, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

11
Brokers:  Except for Step Two Corporation Limited (the “Investor Financial Advisor”), which is entitled to certain investment banking and advisory fees in connection with the transactions contemplated by this Agreement, no broker, finder, investment banker or other person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Investor, any Investor Subsidiary, or any of their respective Affiliates.

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SCHEDULE 8 – PRE-COMPLETION SHAREHOLDING OF SAM GROUP COMPANIES

SAM GLOBAL SECURITIES LIMITED

Name	Number of	Face value	Amt. Paid	% of total
	Shares Held	per shares (Rs)	(Rs. In lakhs)
Promoters	–	–	–	–
SMC Global Securities Ltd.	970000	10	9,700,000.00	9.70
SMC Share Brokers Ltd.	970000	10	9,700,000.00	9.70
Jai Ambey Share Broking Ltd.	970000	10	9,700,000.00	9.70
MVR Share Trading (P) Ltd.	960000	10	9,600,000.00	9.60
ATOZ Consultants (P) Ltd.	725,000	10	7,250,000.00	7.25
ATOZ Venture Capital Ltd.	725,000	10	7,250,000.00	7.25
Rolex Finvst (P) Ltd.	725,000	10	7,250,000.00	7.25
Zee Dataline (P) Ltd.	725,000	10	7,250,000.00	7.25
Mr. Anurag Bansal	150,000	10/-	1,500,000.00	1.50
Mr. Ajay Garg	150,000	10/-	1,500,000.00	1.50
Others	2930057	10	29,300,570.00	29.30
TOTAL	10000057	10	100,000,570.00	100.00

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

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NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 9 – LIST OF REGULATORY APPROVALS

Regulatory approval for Investor in India:

»	Approval from Foreign Investment Promotion Board for Investor to acquire Investor Shares in the Company and for Company to hold downstream investments in SAM Group Companies.

Regulatory approval for the Company, Promoters and SAM Group Companies:

Name of Company	Activities	FDI regulations	Regulatory Approval required prior change in shareholding
SAM Global Securities Limited	» Investment is Shares & Securities » BSE Trading and depository	» 100% permitted to certain capitalization requirements	• BSE • Gauhati Stock Exchange
Pulin Investment Private Limited	Investment Company	NIL	NIL
Abhichaya Investments Private Limited	Investment Company	NIL	NIL
Nexgen Capitals Limited	Category I Merchant Banker	FDI upto 100% is permissible under the automatic route subject to certain minimum capitalization requirements	Prior approval as per Regulation 9A (1) (a) and (b) SEBI (MB) Regulation, 1992

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SCHEDULE 10 – LIST OF CLOSING DELIVERABLES

1)
A certificate signed by the Promoters and the Company to the effect that the Representations and Warranties contained in this Agreement, continue to be true and correct as on the Completion Date with the same effect as though such Representations and Warranties had been made as of such date.

2)	A certificate signed by the Promoters and the Company confirming the fulfillment of the Conditions Precedent.

3)	A certificate from the Warrantors confirming that there has not been any Material Adverse Effect from the Effective Date to the Completion Date.

4)
Original share certificates or credit to the depository account provided by the Investor that evidences the Subscription Shares being issued and allotted to the Investor in accordance with the provisions of this Agreement.

5)	Certified true copies of the Register of Member of the Company and SAM Group Companies confirming the proposed shareholding as set out in Schedule 3.

6)
No Objection Letter pursuant to Press Note No. 1 and Press Note No. 3 of 2005, in a form set out in Annexure “2” shall be signed and delivered to the Investor by the Promoters, the Company and SAM Group Companies.

7)
Articles of Association of the Company and SAM Group Companies amended in a form acceptable to the Investor to reflect the provisions of the Shareholders Agreement to be adopted on or at Completion Date.

8)	Certified copies of board and shareholders resolutions of the Company approving execution of the Agreement and issue of Subscription Shares and transfer of Purchased Shares to Investor.

9)	Certified true copies of the regulatory approvals as specified in Schedule 9.

10)	Chartered accountant certificate for fair value of shares as required under Foreign Exchange Management Act, 1999 and the guidelines of Reserve Bank of India.

11)	Certificate from Company Secretary in Whole Time Practice confirming that the statutory records of the Company and SAM Group Companies are in accordance with the requirements of the Act.

12)	Such other documents as are required under this Agreement and not specifically set out above and reasonably requested by the Investor.

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 ANNEXURE 1 – FORM OF SHAREHOLDERS AGREEMENT

[Attached separately with this Agreement]

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ANNEXURE 2 – FORM OF NO OBJECTION LETTER

[On the letterhead of SMC Limited]

NO OBJECTION LETTER
[         , 2007]

Millennium India Acquisition Company Inc.
330 East, 38th Street,
Suite 46C,
New York,
NY 10016, USA

Dear Sirs,

Re: No Objection Letter from SAM Global Securities Limited (the “Company”)

We write with reference to the understanding and arrangement with the Shareholders Agreement dated ● 2007, entered into by and between Millennium India Acquisition Company Inc., SAM Global Securities Limited (“Company”) and the Promoters of the Company.

1.
We hereby irrevocable declare, acknowledge and confirm that Millennium India Acquisition Company Inc., their nominees, assignees, affiliates, subsidiaries and/or group companies (Collectively “Millennium”), shall not be subject to any restrictions or objections from us from entering into any business, opportunities, investments, joint ventures, collaborations, partnerships, alliances, enterprise, technology transfer, technology license, trademark agreement or any other collaboration, agreement or arrangement, by itself or through its subsidiaries, affiliates, joint ventures, partnerships, offices, representatives, contractors, or otherwise howsoever, in or outside India.

2.
We hereby irrevocably waive, for purposes of any Indian legal or regulatory requirements, any objection we may have in connection with any proposal by Millennium for investment in any business / arrangement with any person, including but not limited to waiver of our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India in any business or activity other than financial services (i.e. stock broking, commodities broking, insurance broking and merchant banking) for a period of 5 years from the date of issue of this letter or termination of the Shareholders Agreement, whichever is earlier. However, this restriction will exclude proposed investments by Millennium in SMC Global Securities Limited.

3.
This no objection letter may be produced by Millennium to any government or regulatory authority in support of any proposal by Millennium for investment in any business / arrangement with any person. This letter may be treated as a declaration waiving our rights under Press Note 1 and 3 of 2005 of the Department of Industrial Promotion and Policy, Government of India. Our declaration and waiver under this letter is irrevocable. The contents of this letter shall be binding on us and on our heirs, executors, administrators, successors and permitted assigns.

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Yours sincerely,

Millennium India Acquisition Company Inc.                                                              SAM Global Securities Limited

_______________________________                                                                  _______________________________
Name:                                                                                                    Name:  Mr. Ajay Garg
Title:                                          60; Title: Director

_______________________________
Name: Mr. Ajay Garg

SMC Global Securities Limited
_______________________________
Name: Mr. S.C.Aggarwal
Title: Directors

SMC Share Brokers Limited
_______________________________
Name: Mr. M.C. Gupta
Title: Directors

_______________________________
Mr. S.C. Aggarwal and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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ANNEXURE 3 – DISCLOSURE SCHEDULE

[Attached Seperately]

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ANNEXURE 4– INVESTOR DISCLOSURE SCHEDULE

[Attached Seperately]

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ANNEX D

SHAREHOLDERS AGREEMENT

BETWEEN

MILLENNIUM INDIA ACQUISITION COMPANY INC

AND

SAM GLOBAL SECURITIES LIMITED

AND

PROMOTERS OF SAM GLOBAL SECURITIES LIMITED

Dated ______ day of May, 2007

3/F, Mahatma Gandhi Memorial Building,
7, Netaji Subhash Road, Charni Road (West),
Mumbai 400 002
Tel: (+91) 22 2281 1700
Fax: (+91) 22 2284 1800
E-mail: rajesh@aralaw.com

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SHAREHOLDERS AGREEMENT

1.	DEFINITIONS	3

2.	COMPANY	7

3.	ADDITIONAL CAPITAL	8

4.	CORPORATE GOVERNANCE	9

5.	RESTRICTIONS ON TRANSFER	14

6.	COVENANTS OF PROMOTERS	18

7.	CONFIDENTIALITY	20

8.	ADDITIONAL COVENANTS	20

9.	INDEMNIFICATION	22

10.	TERM	24

11.	TERMINATION	24

12.	RESOLUTION OF DISPUTES	25

13.	GOVERNING LAW	26

14.	NOTICES	26

15.	MISCELLANEOUS	27

SCHEDULES

SCHEDULE 1: PROMOTER AND PROMOTER GROUP

SCHEDULE 2: COMPANY AND SAM GROUP COMPANIES

SCHEDULE 3: KEY MANAGERIAL PERSONNEL

SCHEDULE 4: SHAREHOLDING STRUCTURE OF COMPANY AND SAM GROUP COMPANIES

SCHEUDLE 5: AMENDED ARTICLES OF ASSOCIATION

SCHEDULE 6: SPECIFIED MATTERS

SCHEDULE 7: DEED OF ADHERENCE

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SHAREHOLDERS AGREEMENT

THIS SHAREHOLDERS AGREEMENT (this “Agreement”) is made as on this         day of May, 2007.

BETWEEN:

(1)
MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of Delaware, United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (hereinafter referred to as “Investor”, which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include its successors and assigns); AND

(2)
SAM GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi(hereinafter referred to as “Company” which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors); AND

(3)	MR. AJAY GARG (“Promoter No. 1”), son of late Mr. Ramanand Garg, Indian inhabitant, residing at C-346, Saraswati Vihar, Delhi - 110088; AND

(4)	SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”), a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

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(5)	SMC SHARE BROKERS LIMITED (“Promoter No. 3”), a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi; AND

(6)	Person and entities listed at Schedule 1 (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

Promoter No.1, Promoter No.2and Promoter No.3 are collectively referred to as “Promoters”.

W H E R E A S:

A.
The Company is engaged in the business of dealing in the security market as stock broker and is providing depository services as a depository participant. The Company through SAM Group Companies (defined below) is engaged in the business of investment and merchant banking.

B.
Vide a Share Subscription Agreement dated     , May 2007, the Investor has agreed to subscribe for 1,750,891 Equity Shares in the Company constituting 14.90% of the issued and paid-up share capital of the Company (“Subscription Shares”) on a fully diluted basis and as a consequence, an indirect proportionate shareholding in the SAM Group Companies listed in Schedule 2 hereto.

C.
The Parties wish to record in writing the terms and conditions applicable to the future relationships between the shareholders of the Company inter se and between the Company and its shareholders, and matters ancillary thereto.

(i)  NOW, THEREFORE, IN CONSIDERATION OF THE COVENANTS AND REPRESENTATIONS SET FORTH HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES, INTENDING TO BE LEGALLY BOUND AGREE, AS FOLLOWS:

1.	DEFINITIONS

1.1
Capitalized terms used but not defined in this Agreement shall have the meanings assigned to them in the Share Subscription Agreement. In this Agreement, the following terms, to the extent not inconsistent with the context thereof or otherwise defined herein, shall have the following meanings assigned to them herein below:

a.	“Act” shall mean the Indian Companies Act, 1956 and any amendment thereto or any other succeeding enactment for the time being in force;

b.
“Affiliate” in relation to the Investor, being a corporate entity, means any entity, which is a subsidiary (with Investor, directly or indirectly, holding 50.1% or more shares) of the Investor including the Investor’s Dubai Subsidiary;

c.
 “Agreement” shall mean this Shareholders Agreement together with the annexures thereto as from time to time made, amended, supplemented or replaced or otherwise modified in accordance with the terms of this Agreement;

d.
“Applicable Law” shall mean any applicable constitution, treaty, statute, rule, regulation, ordinance, order, directive, code, judgment, decree, injunction, or any interpretation, determination, award, permit, license, authorization, directive requirement, ruling or decision of, agreement with, or by a Government Authority;

e.	"Articles of Association" means the Articles of Association of Company from time to time;

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f.	"Board" means the board of directors of the Company or any of the SAM Group Companies, as the context may require;

g.	"Business" means the business carried on by the Company including the business carried on by each of the SAM Group Companies;

h.	“Company” means SAM Global Securities Limited and for the purposes of Clause 4 of this Agreement shall also include the SAM Group Companies;

i.	"Completion" means the completion of the subscription by the Investor, and the allotment and issue by the Company to the Investor, of the Subscription Shares;

j.	"Completion Date" means the date on which Completion takes place in accordance with the provisions of the Subscription Agreement;

k.
"Covered Activity" means direct or indirect participation, whether or not for compensation, in the ownership, management or control of, or the provisions of advisory, consulting or any other services to, any business or entity engaged in a business or activity identical or similar to or that directly or indirectly competes with, the Business or any business or activities that may be commenced by Company or any of the SAM Group Companies after the Completion Date;

l.
"Damages" means all claims, demands, actions, causes of action, assessments by a Government Authority, losses, investigations, proceedings, damages, penalties, fines, costs, payments, expenses and judgments, including interest and penalties and reasonable attorneys’ fees, disbursements and expenses;

m.	“Directors” means the directors on the Board;

n.	"Equity Shares" means voting equity shares with a par value of Rs. 10/- (Rupees Ten) each in the authorised and issued share capital of the Company;

o.	“Effective Date” means the date of Completion.

p.
‘Governmental Authority’ shall mean any administrative agency, commission, court or other governmental or regulatory authority or instrumentality, whether central, state, local or municipal or judicial, quasi-judicial or administrative forum, including but not limited to, ministries and departments of the Government of India and Tax authorities in India and US.

q.
‘Group Companies’ shall mean (i) SMC Comtrade Limited, (ii) DSP Insurance Brokers Private Limited, (iii) Nexgen Capitals Limited, (iv) SMC Comex International DMCC, (v) Abhichaya Investment Private Limited, (vi) Pulin Investment Private Limited, (vii) SMC Global Securities Limited.

r.
"Indian GAAP" means statements of generally accepted accounting practice recommended by the Institute of Chartered Accountants of India and, where there are no principles recommended, the accounting principles accepted in India and consistently applied from period to period and throughout any period in accordance with the past practices of the Company;

s.	"India" means the Republic of India as constituted from time to time;

t.	"Key Managerial Personnel" means the persons listed in Schedule 3 hereto;

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u.
"Lien" means, with respect to any property or asset, any mortgage, pledge, hypothecation, charge, assignment, deposit arrangement, encumbrance, security interest, lien, voting agreement, right of first refusal, conditional sale agreement, title retention agreement, restriction, easement, option, fiduciary assignment and any security or similar agreement of any kind or nature whatsoever;

v.
“Material Breach” shall mean any failure, neglect, breach or default by the Promoters in complying with the following: (i) restrictions and obligations in relation to transfer of the Equity Shares held by the Promoters and Promoter Group and Company in relation to SAM Group Companies (Clause 5.1, Clause 5.2 and Clause 5.4), (ii) appointment of Investor Director (Clause 4.1.1.1) and appointment of observer (Clause 4.1.1.6) (iii) appointment of Investor Alternate Director (Clause 4.1.3), (iv) listing of the Equity Shares of the Company as required under Clause 6.3.,(v) anti-dilution right in Clause 5.8 and affirmative right of the Investor as indicated in the specified matters listed out in Schedule 6 at point (a), (b), (d), (f), (h), (k), (l), (q). It will also include any failure, breach or default by Promoters or Promoter Group or the Company in relation to SAM Group Companies to vote through their respective appointed/nominated director or proxies otherwise than as required under the Agreement for the above provisions;

w.	"Memorandum" means the Memorandum of Association of Company from time to time;

x.
“Ordinary Course of Business” shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency), but only to the extent consistent with Applicable Law and the custom of entities engaged in the same business as the existing business of the Company or SAM Group Companies, as the case may be;

y.
"Person" means a human being, labor organization, partnership, association, joint venture, corporation, limited liability company, legal representative, trustee, trustee in bankruptcy, receiver or any other legal entity whatsoever;

z.	“SEBI” means the Securities and Exchange Board of India;

aa.	"Securities" shall have the meaning ascribed thereto in Clause 2(h) of the Securities Contract (Regulation) Act, 1956;

bb.	"Shareholder" means shall mean Investor and Promoter Group collectively, and “Shareholder” shall mean any one of them individually;

cc.	“SAM Group Companies” shall mean (i) Nexgen Capitals Limited, (ii) Abhichaya Investment Private Limited, and (iii) Pulin Investment Private Limited.

dd.
"Subscription Agreement" means the agreement headed "ShareSubscription Agreement" dated __May 2007, executed or to be executed between the Company, the Investor and the Promoters, and in terms of which the Investor will subscribe for, and the Company will allot and issue to the Investor, the Subscription Shares;

ee.
"Transaction Agreements" means (i) this Agreement, (ii) the Subscription Agreement, and (iii) any other agreements or documents included as a Transaction Agreement and designated as such by agreement in writing between the Parties.

1.2	Interpretation:

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1.2.1	The terms referred to in this Agreement shall, unless defined otherwise or inconsistent with the context or meaning thereof, bear the meaning ascribed to it under the relevant statute/legislation.

1.2.2	All references in this Agreement to statutory provisions shall be construed as meaning and including references to:

1.2.2.1	Any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force;

1.2.2.2	All statutory instruments or orders made pursuant to a statutory provision; and

1.2.2.3	Any statutory provisions of which these statutory provisions are a consolidation, re-enactment or modification.

1.2.2.4	Words denoting the singular shall include the plural and words denoting any gender shall include all genders.

1.2.2.5
Headings to clauses, sub-clauses and paragraphs are for information only and shall not form part of the operative provisions of this Agreement or the Schedules and shall be ignored in construing the same.

1.2.2.6	References to recitals, clauses or schedules are, unless the context otherwise requires, are references to recitals, to clauses of or schedules to this Agreement.

1.2.2.7	Reference to days, months and years are to Gregorian days, months and calendar years respectively.

1.2.2.8
Any reference to the words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to clauses or annexures of this Agreement as specified therein.

1.2.2.9	Any expression importing a natural person includes any company, trust, partnership, joint venture, association, body corporate or governmental agency.

1.2.2.10	Where a word or phrase is given a defined meaning, another part of speech or other grammatical form in respect of that word or phrase has a corresponding meaning

1.2.2.11
Reference to “Investor”, unless repugnant to the context shall for the purpose of this Agreement, mean and include the Affiliates of the Investor. The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included.

1.2.2.12	The words “include” and “including” shall be construed without limitation.

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1.3
Any agreement, covenant, representation, warranty, undertaking or liability arising under this Agreement on the part of Promoters shall be deemed to be made or given by such Promoters jointly and severally. Without limiting the generality of the foregoing, whenever used in this Agreement, except as otherwise expressly provided, "Promoters" shall include each Promoter, jointly and severally and Promoters shall be jointly and severally liable for any obligations hereunder. However, it is clarified that for the purpose of indemnity the term Promoter shall include: (i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mr. Ajay Garg, (iv) SMC Global Securities Limited, (v)  SMC Share Brokers Limited and no other Promoters as indicated in the Promoter Group and any Promoters’ obligation to indemnify the Investor under this Agreement will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place.

2.	COMPANY

2.1	As of the Completion Date, the authorized share capital of the Company shall be as follows:

Authorized Share Capital	No. of Shares	Value per Share
Rs. 120,000,000	12,000,000 Equity Shares	Rs. 10 Each

2.2	As of the Completion Date, the issued, subscribed and paid-up share capital of Company shall be as follows:

Issued, Subscribed and Paid-up Share Capital	No. of Equity Shares	Value per Equity Share
Rs. 117,509,580	11,750,958	Rs. 10 Each

2.3	As of the Completion Date, the shareholding structure of each of the SAM Group Companies shall be as reflected in Schedule 4 hereto.

2.4
On or prior to Completion, the Company shall convene a meeting of its shareholders and shall take all the necessary steps required to amend the Articles of Association of Company to reflect the form of the Articles of Association set out at Schedule 5. On or prior to Completion the Company shall also cause the SAM Group Companies to take necessary steps to amend their respective articles of association to suitably reflect the provisions of this Agreement. The Promoters agree to vote all of their Equity Shares in favor of all resolutions required in order to amend the Articles of Association as aforesaid.

2.5
The Company shall deliver to the Investor a certified true copy of the resolution of the general meeting/shareholders of the Company evidencing the amendment to the Articles of Association as stated above and a certified true copy of the filing receipt of Form 23 with the Registrar of Companies, regarding the same.

2.6
The Parties hereby agree that in the event of any inconsistency between the provisions of this Agreement and the Memorandum and Articles of Association, then the provisions of this Agreement will prevail and the Shareholders shall expeditiously amend the Memorandum and Articles of Association to remove any such inconsistency.

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3.	ADDITIONAL CAPITAL

3.1
Additional Capital. If the Board of the Company, acting reasonably in the circumstances, decides at any time that borrowings from a bank or other outside sources are not desirable, and that funding by way of share capital is preferable to funding by way of loan account, which decision is approved in writing by the Investor ( any time within (i) 2 years from the date of Completion, or (ii) listing of the Equity Shares of the Company at National Stock Exchange Limited or Bombay Stock Exchange Limited, whichever is later), the Board shall request the shareholders, by issuance of a notice (the "Funding Notice") to the shareholders of the Company, to contribute, within 30 (thirty) days or such other period as required under Applicable Law after the issuance of the Funding Notice (the "Funding Period") additional capital to Company, pro rata to their respective holdings of the issued and paid-up share capital of Company, by way of subscription for additional Equity Shares in accordance with Section 81(1) of the Act. Provided that the Funding Period shall be extended by any period reasonably necessary to obtain any Government or regulatory approval for the purpose of contributing such additional capital.

3.2
Determination of price. If additional capital is to be contributed pursuant to Clause 3.1, then the subscription price for such additional Equity Shares shall be determined by the Board and set out in the Funding Notice. The Company shall, promptly upon the receipt of such subscription price, issue the appropriate number of Equity Shares based upon the payments received from the shareholders.

3.3
Failure to subscribe. In the event of a the Shareholder failing to subscribe for the additional Equity Shares offered to it within the Funding Period, such Equity Shares shall be offered to the other Shareholder.  In this event, the Shareholder shall be entitled to subscribe for all or any of the Equity Shares offered to it either itself or through its Affiliates or Promoter Group within 15 (fifteen) business days of receipt of the offer and irrespective of any change in the equity shareholding pattern of Company.

3.4
Restriction on Renunciation. The Shareholders shall not renounce the right in respect of Equity Shares offered for subscription in favor of any other Person (other than an Affiliate or Promoter Group, as the case may be) without first giving the other Shareholder, a reasonable opportunity to subscribe for the Equity Shares on the same terms and conditions that such right is proposed to be renounced in favor of any other Person (other than an Affiliate or Promoter Group of the renouncing Party). No such renunciation will be made by the Promoters in favor of any Person if such renunciation will be detrimental to the interests of the Company or the Investor.

3.5
Subscription through Affiliates or Promoter Group. Any Shareholder may subscribe for additional Equity Shares through any of its Affiliates or Promoter Group, as the case may be, under Clause 3.4, subject to the prior fulfillment of the following conditions:

3.5.1	such Affiliate shall previously have signed a Deed of Adherence;

3.5.2
prior to any such Affiliate ceasing to be an Affiliate of the relevant Shareholder, all of the Equity Shares held by such Affiliate in the Company shall be transferred to the Shareholder in question or to another Affiliate of the Shareholder in question;

3.5.3	the relevant Shareholder shall guarantee the performance by such Affiliate of its duties, obligations and liabilities under this Agreement; and

3.5.4	all the provisions of this Agreement that apply to the Shareholder shall apply to such Affiliate to the same extent.

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4.	CORPORATE GOVERNANCE

4.1.1	Composition of the Board

4.1.1.1
For and during the term of this Agreement, the Investor shall be entitled to nominate and maintain in office, one (1) non-executive Director to the Board of the Company, and to propose the removal of any Director so appointed from office and to recommend the appointment of another in the place of the Director so removed, provided that the Board shall, as soon as practicable and in any event prior to the consideration of any other matter, upon notice from the Investor, remove such Director and appoint as Director such replacement designated or nominated by the Investor ("Investor Director"). The rights under this Agreement shall be exercised by the Affiliate holding 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included.

4.1.1.2
The Investor Director shall be liable to retire by rotation in accordance with the provisions of the Act, but upon such retirement shall be eligible for re-appointment, and shall be duly re-appointed as Director, it being the intention of the Parties that the Investor Director shall remain Director at all times up to the termination of this Agreement.

4.1.1.3
The Board shall have the overall responsibility for management of Company and may appoint and delegate such day to day functions to the chairman, the managing director, manager or to a committee, as it deems fit.

4.1.1.4	The Investor Director shall have all powers and privileges in accordance with Applicable Law.

4.1.1.6
Appointment of Observer. The Investor will have an option to appoint such “observer” in SAM Group Companies. If the Investor exercises its option to appoint such “observer”, the Company shall and Promoters shall ensure that such “observer” has the right to attend and speak at all such meetings of the SAM Group Companies and receives all notices, agendas, draft resolutions, reports and other documents provided by or on behalf of SAM Group Companies to its directors. It is clarified that the “observer” shall have no rights to vote at any such meetings of SAM Group Companies. The Company shall have and the Promoters shall have caused each of the SAM Group Companies to appoint a representative individual nominated by Investor as an “observer” with rights to attend all meetings of the board of directors, committees of the board of directors and the shareholders of each of the SAM Group Companies, if requested by the Investor at its discretion under this Clause 4.1.1.6.

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4.1.2	Qualification Shares. A Director need not hold any qualification shares.

4.1.3
Investor Alternate Director for Specified Matters. In the event that any Investor Director (an "Original Investor Director") is away for a continuous period of more than (3) months from the state in which the meetings of the Board are ordinarily held, the Board shall appoint another Director (an "InvestorAlternate Director") for and in place of the Original Investor Director. The Board shall only appoint such Investor Alternate Director nominated by the Investor. Such Investor Alternate Director shall be entitled to receive all materials supplied to Directors and shall also be entitled to attend all meetings of the Board and committees thereof in the absence of the Original Investor Director.

4.1.4
Committees . The Investor Director shall be entitled to attend all committees and sub-committees (by whatever name called) of the Board. The Investor Director shall be a necessary part of the quorum for every meeting of the committee or sub-committee of the Board where any Specified Matters are considered.

4.1.5	Liability of Investor Director

4.1.5.1	The Promoters and the Company expressly agree that the Investor Director will be a non-executive Director and subject to Applicable Law will be considered as independent director.

4.1.5.2
The Promoters and the Company expressly agree and undertake that the Investor Director shall not be in charge of, or responsible for the day to day management of the Company and shall not be deemed to be "officers in default" as the term is defined in the Act and shall accordingly not be liable for any default or failure of the Company in complying with the provisions of any Applicable Laws.

4.1.5.3
The Promoters and the Company expressly agree that the Investor Director shall not be identified as officer in default of the Company or occupier of any premises used by Company or an employer of the employees of Company.

4.1.5.4
Immediately upon Completion, the Company shall, and the Promoters shall ensure that Company shall, procure suitable Director and Officers Liability insurance of an amount of up to India Rupees Five Crores in favor of the Investor Director from a reputable insurance company acceptable to the Investor in respect of claims or liabilities resulting from the actions or omissions of the Investor Director as Directors of the Company for an amount acceptable to the Investor.

4.1.5.5
Voting for appointment of Directors. The Promoters shall vote their Equity Shares in favor of all resolutions required for the election of person nominated to be Investor Director by the Investor in accordance with Clause 4.1.1.

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4.1.5.6
Withdrawal of Nomination. The Investor shall at any time be entitled to provide written notice to the Board withdrawing its nomination of any Investor Director. Such written notice shall take immediate effect. On receipt of such written notice, the Promoters shall be bound to cause their Directors to vote in favor of the removal of the Investor Director whose candidature is withdrawn by the Investor.

4.2	Board Meetings

4.2.1
Number of Board Meetings. The Board shall meet at least 4 (four) times in every calendar year and at least once in every calendar quarter. All expenses and costs incurred for attending meetings of the Board by the Investor Director shall be borne by the Company. A Board meeting may also be held by teleconference or video conference and/or the presence of a Director at a meeting may be recorded if he is present over telephone or video conference, if such meeting or presence, as the case may be, is not contrary to law.

4.2.2
Notice for Board Meetings. At least 7 (seven) days prior written notice shall be given to each of the Directors of any meeting of the Board or a committee or sub-committee of the Board where any Specified Matter are being considered. Every notice to an Investor Director shall also be sent to one of its designated addresses in India. A meeting of such Board or a committee meting where Specified Matters are proposed to be considered may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of a majority of Directors which shall include at least 1 (one) Investor Director.

4.2.3
Contents of the Notice. A reasonably detailed agenda shall be supplied to each Director along with the notice, together with the draft resolutions and other appropriate documentation with respect to agenda items calling for Board action, to adequately inform Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda items.

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4.2.4
Quorum for Board meetings. A quorum of the Board shall include at least 1 (one) Investor Director at the commencement and throughout the duration of the meeting where any Specified Matters are proposed to be or are considered. If the Investor Director is not present at any meeting of the Board ("Initial Meeting"), the meeting shall be adjourned to the same time and place in the next week (unless otherwise agreed by all the Directors) or if that day is not a day to the immediately succeeding business day. Not less than 5 (five) days notice shall be given of any adjourned meeting ("Adjourned Meeting"). At the Adjourned Meeting, the Board, in the absence of the Investor Director, the Board can decide upon matters other than the Specified Matters as provided in Clause 4.3.5. If the Investor Director is unable to attend the Initial Meeting he shall on or before the date of the Adjourned Meeting convey in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Initial Meeting or the Adjourned Meeting. It is understood between the Parties, that the Promoters shall ensure that none of the Specified Matters will be taken up at the Shareholders Meeting (except an agenda item for dividend required under the Act to be taken-up at the Annual General Meeting of the Company) unless: (i) it has been approved at the Board meeting with Investor Director voting in favor of such resolution, or (ii) the Investor Director has given his affirmative consent in writing to take-up and consider such Specified Matter at the Shareholders meeting. The Promoters and the Company in so far as the SAM Group Companies are concerned shall not exercise their voting rights at the Board and/or the Shareholders meeting against the decision conveyed by the Investor Director.

4.2.5
Decisions of the Board. Subject to Clause 4.3.5, each Director shall have 1 (one) vote and all decisions of the Board shall require the affirmative vote of a majority of the Directors at a duly convened meeting of the Board at which a quorum is present. In the event there is a vacancy on the Board and an individual has been designated to fill such vacancy, the first order of business shall be to fill such vacancy.

4.2.6
Circular Resolution for Specified Matters. Subject to Clause 4.3.5 and except for those actions required by the Act to be determined at a meeting of the Board, all decisions of the Board may be taken by circular resolution. The notice period for any circular resolution considering any Specified Matter shall be 7 (seven) days. The draft of the resolution must be circulated to all Directors including the Investor Director and as regards the Investor Director a copy shall also be sent to one of its designated addresses in India. Each circular resolution must be in writing and will be deemed to have been passed only when signed by the Investor Director on any Specified Matter.

4.3	Shareholders Meetings

4.3.1
General Meetings. An annual general meeting of the Shareholders shall be held within 6 (six) months of the end of each financial year. Subject to the foregoing, the Board or any of the Shareholders may convene an extraordinary general meeting of the Shareholders whenever they deem appropriate.

4.3.2	Chairman for General Meeting. The chairman of the Board shall be the chairman for all general meetings. The chairman shall not have any second or casting vote.

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4.3.3
Proxies. Any Shareholder may appoint another Person as his proxy (and in case of a corporate shareholder, an authorized representative) to attend a meeting and vote thereat on such Shareholder’s behalf, provided that the power given to such proxy must be in writing.

4.3.4
Quorum for General Meetings. To constitute a quorum for a general meeting of the Company where any Specified Matter is being considered, the presence in person or through proxy of an authorized representative of Investor shall be necessary at the commencement and throughout the duration of the meeting, unless the Investor has prior to the meeting conveyed in writing to the Company his acceptance or disagreement in relation to the Specified Matter proposed to be considered at such Shareholders Meeting. The Promoters and the Company in so far as the SAM Group Companies are concerned shall not exercise their voting rights at the Shareholders Meeting against the decision conveyed by the Investor Director.

4.3.5	Specified Matters. Notwithstanding anything contained in this Agreement, during the subsistence of this Agreement:

4.3.5.1	Each of the Specified Matters as contained in Schedule 6 hereto shall be decided by the Company or the SAM Group Companies only through a resolution of its Board or shareholders, as the case may be.

4.3.5.2	No resolution or decision shall be passed or taken by the Board or the shareholders of the Company or the SAM Group Companies with respect to any of the Specified Matters unless:

(i)	Such resolution or decision is approved by a majority of the Board, which majority includes the affirmative vote of an Investor Director, or

(ii)	Such resolution or decision is approved in writing by the Investor, or

(iii)	The Investor, by itself or through proxy, votes in favor of such resolution at a general meeting of such company.

4.3.6	Exercise of Voting & Other Rights

4.3.6.1
The Promoters and the Promoter Group and the Company, in so far as the SAM Group Companies is concerned undertake to ensure that they, their representatives and proxies representing them at the general meetings of the Company and the SAM Group Companies, shall at all times exercise their votes and through their respective appointed/nominated Directors (or alternate Directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

4.3.6.2
If a resolution contrary to the terms of this Agreement is passed at any meeting of shareholders or at any meeting of the Board or any committee or sub-committee thereof, such resolution shall be null and void.

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4.3.7
Avoidance of Conflict; Necessary Actions. Each Promoter shall vote all of its Equity Shares, and shall take all other actions necessary, to (i) ensure that the Company's Memorandum and Articles of Association facilitate and do not at any time conflict with any provision of this Agreement, and (ii) to ensure compliance by the Company of its obligations hereunder.

4.4
Related Party Transaction. From the date of Completion, all transactions of the Promoters with the Company and/or the SAM Group Companies for expenses, income, and/or any contingent liability exceeding in an amount of INR 41 million in any Financial Year will require the prior approval of the Investor and all related party transactions shall be conducted at commercially justifiable terms and the relationship will be conducted at an arm's-length basis.

5.	RESTRICTIONS ON TRANSFER

5.1
Restrictions on Transfer. The Promoters and Promoter Group shall not be permitted, directly or indirectly, and shall not agree to do any of the following during the continuance of this Agreement except (a) if required under or as contemplated in Clause 5.2 of this Agreement, or (b) with the prior written consent of the Investor:

5.1.1	transfer or exchange any Securities of the Company or SAM Group Companies other than in compliance with this Clause 5;

5.1.2	pledge, mortgage, Lien, charge or otherwise encumber any Securities of the Company or SAM Group Companies;

5.1.3	redeem any Securities of the Company or SAM Group Companies.

5.2	Permitted Transfers.

5.2.1	Promoters and Promoter Group are permitted to transfer their Shares amongst themselves forming part of the Promoter Group, subject to compliance of and as permitted under Applicable Law;

5.2.2
Subject to compliance of Applicable Law the Promoters and Promoter Group may transfer upto 10% of the issued and paid-up share capital of the Company, to any third party (“Purchaser”) in a financial year (i.e. April 1 to March 31), subject to (i) the Promoters and Promoter Groups shareholding in the Company not falling below 51% of the issued and paid-up share capital of the Company and (ii) the Promoters and Promoter Group not giving any favorable right to the Purchaser than that available to the Investor under the Shareholders Agreement;

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5.2.3
Subject to compliance of Applicable Law, if the Promoters and the Promoter Group have divested their Shares to third party under Clause 5.2.2 of this Agreement, Promoters and Promoter Group may transfer, in each financial year (i.e. April 1 to March 31) up to further 10% of the issued and paid-up share capital of the Company to any third party, provided: (a) they continue to hold at least 35.1% of the issued and paid-up share capital of the Company, and (b) are in ‘control’ of the Company, and (c) the Company’s shares are listed on either the Bombay Stock Exchange Limited or the National Stock Exchange Limited, and (d) Promoters and Promoter Group complying with the requirements indicated in Clause 5.4 of this Agreement. The word ‘control’ for the purpose of this Clause 5.2.3 shall mean (i) the right to appoint majority of the directors of the Company, (ii) power to direct the management or policies of the Company and (iii) Promoters continue to be classified as ‘Promoter’ of the Company under Applicable Law.

5.3
Invalid Transfers. The Company shall refuse to register any transfer or other disposition of Securities purported to be made by the Promoters in breach of any of the provisions herein contained. The Shareholders shall cause their nominees on the Board to cast their votes in such a manner as to ensure that the Company registers all transfers made in accordance with this Agreement.

5.4	Transfer of Shares by Promoter.

5.4.1
Notice of Transfer. From the date of this Agreement, in the event the Promoters or Promoter Group or any of them propose to transfer any of their Securities in the Company (the “Offered Shares”) under Clause 5.2.3, the Promoters and the Promoter Group shall first obtain and provide to the Investor a bonafide written offer from the proposed third party purchaser (the “Purchaser”) to purchase the Offered Shares. Such offer (the “Outside Offer”) shall:

5.4.1.1	State the identity of the Purchaser (including the proposed ultimate beneficial owner of the Offered Shares), and any group of companies of which such proposed Purchaser is a part;

5.4.1.2	State price per Share offered (“Offer Price”);

5.4.1.3	State the number of Shares to be transferred;

5.4.1.4	State the other material terms and conditions of the Outside Offer; and

5.4.1.5
Contain an undertaking from the Purchaser that the Purchaser shall purchase the Shares held by Investor as of the date of the Outside Offer on the same price and terms as that offered to Promoter and/or Promoter Group excluding non-compete premium to the extent of fifteen (15%) of the Offer Price.

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5.4.2
Option of Investor. Within Thirty (30) days after receipt of the Outside Offer, the Investor shall have the option, exercisable in its sole discretion to sell equal number of its Shares of the Company to the Purchaser at the price and substantially in accordance with the terms set out in the Outside Offer in priority of the Promoter and/or Promoter Group. The Investor shall notify the Promoter in writing (the “Transfer Notice”) within Thirty (30) days after receipt of the Outside Offer of the manner of exercise of its option under Clause 5.4.2. If no such Transfer Notice shall have been received by the Promoter or Promoter Group on the expiry of such period of Thirty (30) days, the Investor shall be deemed to have refused to exercise its option under Clause 5.4.2, in which event Promoter and/or Promoter Group may execute the transfer in favor of the Purchaser at the Offer Price and on the terms set forth in the Outside Offer within next Thirty (30) days thereafter, and can avail an additional premium of up to 15% of the Offer Price without offering it to Investor provided it is received as non-compete premium as may be permitted under Applicable Law. If the Promoters and/or Promoter Group fail to complete the transfer within this period of Thirty (30) days, the steps and procedure indicated in Clause 5.4 shall be again followed for any proposed transfer under this Clause 5.2.3.

5.5	Transfer of shares by Investor.

5.5.1
Investors shall have the right to sell all or part of the Shares as and when they desire without any restrictions. However, if any Investor, at any time during the subsistence of this Agreement, intends to sell or otherwise transfer all or part of their Shares of Company to third parties, Promoters shall have a right of first offer (“Promoters Right of First Offer") to buy the shares from Investor, whereupon the following procedure as indicated in Clause 5.5.2 to Clause 5.5.5. shall apply.

5.5.2	Investor shall deliver a written notice (the "Investor Transfer Notice") to Promoters. Investor Transfer Notice shall state the number of Investor Shares to be sold together with:

5.5.2.1	the identity of the proposed purchaser (including the proposed ultimate beneficial owner of the shares), and any group of companies of which such proposed purchaser is a part;

5.5.2.2	State price per Share offered;

5.5.2.3	State the other material terms and conditions of the offer.

5.5.3
If the Promoters are willing to buy all of the Investor Shares on offer, the Promoters shall notify Investor in writing (the “Promoter Purchase Notice”) no later than thirty (30) days after the Investor Transfer Notice of Promoters intent to purchase all the Investor Shares on offer. If the Promoters exercise their right of first offer, then the Promoter Purchase Notice must: (i) relate to all the Investor Shares on offer, (ii) must set out the price at which the Promoters offer to purchase the Investor Shares on offer, and (iii) such price must be immediately payable to the Investor in cash on the date of sale of the offered Investor Shares to the Promoters.

5.5.4
If no such Promoter Purchase Notice shall have been received by the Investor, Promoters shall be deemed to have refused to exercise their right of first offer and the Investor may execute the transfer of the Shares set forth in the Investor Transfer Notice in favour of any third party at a price not less than that offered to the Promoters, within a period of thirty (30) days from the date of the Investor Transfer Notice.

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5.5.5
On receipt of the Promoter Purchase Notice, the Investor shall at any time within a period of thirty (30) days sell the Shares on offer to the Promoters at the price set out in the Promoter Purchase Notice. It is agreed between the Parties that the Promoters Right of First Offer shall immediately lapse upon the listing of Company’s shares on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited and the Investor shall not be obligated by any provisions of Clause 5.5. Provided that the Investor sells the shares through the mechanism of the stock exchange.

5.6	Government Approvals. It is hereby agreed that:

5.6.1	any sale or transfer contemplated under the provisions of this Agreement shall be subject to any necessary Government or regulatory approvals;

5.6.2
any time limit imposed by the provisions of this Agreement shall be extended in respect of any period reasonably necessary to obtain any Government or regulatory approval, provided that, the Parties shall use all reasonable endeavors to expedite the obtaining of any such approvals; and

5.6.3
if the Investor is unable to take up any Securities to be transferred in accordance with the provisions of this Agreement or any part thereof due to any Applicable Laws, it shall be entitled to nominate any other party acceptable under Applicable Law to purchase such Securities or any part thereof and acceptable to the Promoters.

5.7	Deed of Adherence

In every case of a transfer of Securities by the Promoters to any Person in accordance with the provisions hereof, the Promoters shall ensure before transferring its Securities to such Person that:

5.7.1
Such Person shall be bound by the obligations of the Promoters under this Agreement. Until compliance by such purchaser, the obligations of the Promoters under this Agreement shall not cease. Any such purchaser or transferee of the Securities shall, ipso facto, by virtue of its being such a purchaser/transferee be automatically bound by the obligations of the Promoters.

5.7.2
Prior to the acquisition of the Securities, the purchaser of the Securities shall execute a Deed of Adherence in the content and form annexed hereto as Schedule 7. If the purchaser fails to or refuses to sign the said Deed of Adherence, then the transferring Shareholder shall not be entitled to transfer any Securities to the purchaser and any transfer not in accordance with this Clause shall be null and void.

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5.8
Anti-dilution Rights. Notwithstanding any other provisions of this Agreement, for a period of two (2) years from the Completion Date or till such time as the Company lists its Shares on the National Stock Exchange or Bombay Stock Exchange in accordance with Clause 6.3, whichever is later, the prior written consent of the Investor shall be required for the Company to make any new issuance of Securities of the Company. Provided that where the Investor consents to such issuance, the Company shall not offer any rights to such Person which will in any way conflict with the rights of the Investor. It is further expressly agreed that in the event any Person who invests in the Company is offered rights, including those relating to voting, dividends, transfer of shares, and further issues of shares, that are more favorable to such Person than those offered to the Investor, the Investor shall have the right to require the Promoters and the Company, and the Promoters and the Company shall ensure that the Investor is entitled to enjoy any and all such rights offered to such other Person, and the Parties agree to execute all such documents as are necessary to offer such additional rights to the Investor.

6.	COVENANTS OF PROMOTERS

6.1
Access/Information. From and after the date hereof until the termination of this Agreement, the Company and the Promoters shall, and Promoters shall cause the Company and each of the SAM Group Companies to, afford to and permit the Investor, access to its personnel, properties, books, contracts, commitments, financial and operating data and records and to discuss the business, affairs, operations, finances, regulatory status and other matters related to the Company and SAM Group Companies, with the Promoters and the Company. The Parties agree that the disclosure of information and documents by the Promoters and the Company to the Investor pursuant to this Agreement shall not relieve the Promoters or the Company from any obligation pursuant hereto.

6.2	Non-Competition.

6.2.1
As further consideration for the Investor’s agreement to subscribe for the Subscription Shares pursuant to the Subscription Agreement, each of the Promoters agrees that, except as expressly consented to by the Investor in writing, it shall not at any time after the date of this Agreement, directly or indirectly (by itself or through its affiliates) engage in or receive any financial benefit from any Covered Activity, whether as an employer, proprietor, partner shareholder, investor, director, officer, employee, consultant, agent or otherwise.

6.2.2
Without affecting the generality of the above, it is agreed that on and after the date of this Agreement, the Promoters (by themselves or through their affiliates) shall engage in the Business only through the Company or the SAM Group Companies, as the case may be.

6.2.3	Each of the Promoters agrees not to, and to cause its affiliates not to, engage, directly or indirectly in any of the following activities:

6.2.3.1
the use or disclosure of any client database of the Company or SAM Group Companies or other know-how or other information pertaining to the customers or suppliers of the Company or SAM Group Companies;

6.2.3.2	the solicitation of any customers or suppliers of the Company or SAM Group Companies to terminate or otherwise adversely modify their relationship with the Company; or

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6.2.3.3	the solicitation, engagement or retention in any capacity of any employee of the Company or SAM Group Companies or any director, officer or executive of the Company or SAM Group Companies.

6.2.4
Each of the Promoters agrees not to initiate any new activities or expansions related to the Company and the SAM Group Companies’ existing or proposed line of business through any vehicle, including other companies where the Promoters have an interest. Such new initiative if undertaken would be undertaken only under the Company or through a wholly owned subsidiary of the Company.

6.2.5
The Promoters shall endeavor to ensure that the Key Managerial Personnel of the Company shall not assume any executive responsibilities in any other company, without the prior written consent of the Investor for as long as they are employees or executive directors and/or hold executive responsibilities in the Company.

6.2.6
The Promoters agree that during the term of this Agreement they shall not assume any business activity which results in a dilution of the management time spent by them in the activities of the Company or SAM Group Companies. The Promoters further undertake that they shall not commit any act, which has the effect of undermining their fiduciary duties and responsibilities to the Company without the prior written consent of the Investor.

6.2.7
For the purpose of this Clause 6.2, the term ‘Promoter’ shall include MVR Share Trading Private Limited and Jai Ambey Share Broking Limited. Each of the covenants contained in this Clause 6.2 shall be construed as a separate covenant and if, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants of this Clause 6.2, then such covenant shall be deemed included herein only to the extent enforceable as permitted under Applicable Laws for the purpose of such proceeding or any other judicial proceeding to the extent necessary to permit the remaining covenants to be enforced. The restrictions set forth in this Clause 6.2 shall be in addition to any restrictions imposed under the Applicable Laws of any jurisdiction.

6.3
Listing. The Company shall and the Promoters shall ensure that the Equity Shares of the Company are listed on the Bombay Stock Exchange Limited and/or National Stock Exchange Limited within four years from the Effective Date of this Agreement.

6.4	No Pledge. The Investor shall not at any point in time be required to pledge its Securities or provide other support to any third party, including any lenders of funds to the Company.

6.5
Liquidation Preference.  Subject to the provisions of the Act, in the event of any liquidation, dissolution or winding-up of the Company, the Investor shall be entitled to first receive, prior to any distribution to the Promoters and/or Promoter Group, the proceeds arising from such liquidation, dissolution or winding-up of the Company, to the extent of the Investment Amount. The balance, if any, shall be distributed among the holders of the Equity Shares including the Investor in proportion to their respective shareholding in the Company.

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7.	CONFIDENTIALITY

7.1
Each Party hereby agrees that any information obtained by such Party (the "Receiving Party") which is, or would reasonably be perceived to be, proprietary to any other Party (the "Designated Party") or otherwise confidential, will not be disclosed without the prior written consent of the Designated Party, provided that any information shall not be deemed proprietary or confidential if (i) such information is now or subsequently becomes generally known or available by publication, commercial use or otherwise, through no fault of the Receiving Party, (ii) such information was previously known by the Receiving Party at the time of disclosure from a source other than the Designated Party without violation of an obligation of confidentiality, (iii) such information is independently developed by the Receiving Party without the use of any confidential or proprietary information, (iv) such information is lawfully obtained by the Receiving Party from a third party without violation of a confidentiality obligation, or (v) the Designated Party agrees in writing that such information may be disclosed by the Receiving Party.

7.2
Notwithstanding Clause 7.1 above (i) each Party may disclose such information to its legal counsel, bankers and accountants (provided that such Party shall remain liable for the compliance by such Persons with the provisions hereof), (ii) such information may also be disclosed to the Investor’ lenders, members or shareholders (provided that the Investor shall remain liable for the compliance by such Persons with the provisions hereof), (iii) each Party may disclose such information as is required by Applicable Law, provided that, to the extent permitted by Applicable Law, the other Party is given prompt written notice and opportunity to object as soon as practicable prior to disclosure, and (iv) each Party may disclose such information when necessary to enforce such Party’s rights hereunder.

8.	ADDITIONAL COVENANTS

8.1
No Guarantee/Pledge. The Investor shall not at any point in time be required to pledge their Subscription Shares or provide any guarantee or other support to any third party, including without limitation lenders of Company and/or SAM Group Companies.

8.2
Ethical Business Practices. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies shall ensure that the business practices of Company and SAM Group Companies are ethical and in accordance with Applicable Laws.

8.3
Variances to annual operating budget & business plan. Any proposed variance to the annual operating budget, business plan or estimations in relation to capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of Group Companies or  Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of what is stated in the annual operating budget, business plan or estimations along with reasons for such variance shall be brought to the immediate attention of the Board and shall not be implemented without the prior written consent of Investor.

8.4
Financial and accounting records.. The Company shall and the Promoters shall ensure that the Investor is furnished with its quarterly financial statements prepared under Indian GAAP duly translated and audited (if required under Applicable Laws) as per the US GAAP within 42 days of closure of the quarter and annual financial statements prepared in accordance with US GAAP and audited by a Public Company Accounting Oversight Board top 6 accounting firm within 87 days of closure of the financial year, so that the Investor may file the same with the US Securities Exchange Commission.  The Company and the Promoters shall ensure that the Investor is informed of any and all material occurrences on an ongoing basis within 4 working days of such occurrence so that the Investor may file the same with the US Securities Exchange Commission. The right under this Section 8.4 shall survive termination of this Agreement till such time the Investor holds 7.451% of the issued and paid-up share capital of the Company at Completion (including bonus shares)

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8.5
Inspection & Audit Rights of Investor. The Company and SAM Group Companies shall and the Promoters shall ensure that the Company and SAM Group Companies, on receiving a request from Investor provide as soon as practicable to Investor copies of any documents, secretarial, accounting or other records which are prepared and maintained by Company and SAM Group Companies as may be required by Investor. The Investor shall have full and complete access to the premises, records, accounts, documents of Company, SAM Group Companies and their subsidiaries with rights, by itself or through its authorised representatives, to inspect such accounts, records and documents. Provided that the Investor shall ensure compliance of the provisions of the Securities and Exchange Board of India (Insider Trading Provisions), 2000.

8.6
Investor shareholding. Promoters and the Company shall ensure that on completion of the proposed merger of the Company with SMC Global Securities Limited, the Investor will continue to hold at least 14.90% of the post merger issued and paid-up share capital of SMC Global Securities Limited

8.7
The Company shall furnish and the Promoters shall ensure that the Company furnishes to the Investor and/or its assignees/nominees the following information as regards the Company and the SAM Group Companies:

8.7.1
quarterly, semi-annual and unaudited annual financial statements shall be furnished to the Investor within 42 (forty-two) days of the end of each quarter, half-year and annual period. Audited annual financial statements shall be furnished to the Investor within 87 (eighty seven) days of the end of the period. Financial statements shall be accompanied by a report and a discussion of key issues and variances to the budget and to the previous period;

8.7.2
Management Information System information and reports (in a format agreed upon between the Promoters and Investor including risk assessment reports) shall be provided by the Company to the Investor within 15 (fifteen) days of the end of each month;

8.7.3	any material information including appointment/resignation of any Key Managerial Personnel within a period of 7 (seven) days from the Company possessing knowledge of the same;

8.7.4
all other information reasonably requested by the Investor or by any Investor Director from time to time. Provided that the Investor Director shall and the Investor shall cause the Investor Director to ensure compliance of the requirements of Securities and Exchange Board of India Insider Trading Regulations, 2000.

8.8
Further Public Offering. If the Promoter and the Company at any time after the Completion and during the term of this Agreement contemplate a Further Public Offering to the public shareholders by offloading their existing Equity Shares, the Investor shall have a right and an option to put up to equal number of the Equity Shares  proposed to be offered by the Promoters in such Further Public Offering.

8.9	Annual Operating Budget& Business Plan

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8.9.1
Preparation of annual operating budget & business plan. The Company, Promoters and the Investor acknowledge that the Business will be conducted in accordance with an annual operating budget and business plan.

8.9.2
Approval of annual operating budget & business plan. The annual operating budget and business plan shall be subject to approval by the Board. The annual operating budget and business plan may be only be amended subject to approval by the Board.

9.	INDEMNIFICATION

9.1	Indemnification by Company and Promoters.

9.1.1
Without prejudice to any other right available to the Investor in law or under equity, the Company and the Promoters (“Indemnifying Party”) shall jointly and severally indemnify, defend and hold harmless the Investor, their Affiliates, directors, advisors, officers, employees and agents (collectively the “Investor Indemnified Party”), from and against any and all direct and actual liabilities, damages, demands, Claims including third-party claims (“Third-Party Claims”), actions, judgments or causes of action, assessments, interest, fines, penalties, and other costs or expenses (including, without limitation, amounts paid in settlement, court costs and all reasonable attorneys’ fees and out of pocket expenses) (excluding any indirect and remote Third Party Claims or loss of profit or opportunities or such punitive damages) (“Losses”), directly or indirectly, based upon, arising out of, or in relation to or otherwise in respect of:

9.1.1.1	any willful misrepresentation or any breach of any Representation and Warranty, covenant or agreement of the Promoters or Company contained in this Agreement;

9.1.1.2	any liability arising out of willful non compliance of any obligation undertaken by the Company or the Promoters;

9.1.1.3	any liability due to any non-compliance of any Applicable Law, rules or regulations prior to the date of execution of this Agreement and as on the Completion;

9.1.1.4	any Losses arising out of the termination of license obtained by the Company from Bombay Stock Exchange Limited;

9.1.2
Limitation of Liability. Promoters’ obligation to indemnify the Investor under Clause 9.1.2 will be limited to the extent of and for the amount of shortfall in the Losses that the Company has failed to pay to the Investors in the first place. Further, for the purpose of this Clause 9.1.2, the term Promoters shall only include:(i) Mr. M.C. Gupta, (ii) Mr. S.C. Aggarwal, (iii) Mr. Ajay Garg, (iv) SMC Global Securities Limited, (v)  SMC Share Brokers Limited.

9.1.3	Any compensation or indemnity as referred to in Clause 9.1.2 above shall be such as to place the Investor in the same position as it would have been in, had there not been any such Losses.

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9.2	Procedure for Indemnification.

9.2.1
The Indemnified Party shall give notice to the Indemnifying Parties of any claim for indemnification ("Claim"), specifying in reasonable detail the factual basis for the Claim, the amount thereof, estimated in good faith, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such Claim shall have occurred.

9.2.2
With respect to a Claim solely between the Parties, following receipt of written notice from the Indemnified Party of a Claim, the Indemnifying Party shall have 15 (fifteen) days to make such investigation of the Claim as the Indemnifying Party deems necessary or desirable, and the Indemnified Party agrees to make available to the Indemnifying Party such information as may be reasonably necessary in order to substantiate the Claim. If the Indemnified Party and the Indemnifying Party agree at or prior to the expiration of the 15 (fifteen) day period to the validity and amount of such Claim, or if the Indemnifying Party fails to notify the Indemnified Party of any dispute with respect to the validity or amount of such Claim within such 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the full amount of the Claim, subject to the terms hereof. If the Indemnified Party and the Indemnifying Part do not agree within the 15 (fifteen) day period, the Indemnifying Party shall immediately pay to the Indemnified Party the amount of such Claim to the extent the Parties agree or the amount of the Claim is undisputed, and the Indemnified Party may seek appropriate remedy at law or equity, as applicable, subject to the limitations hereof, with respect to any portion of its Claim not paid by the Indemnifying Party hereunder.

9.3
Third-Party Claims. The obligations and liabilities of each Party under Clause 9.1 related to a claim asserted against the Indemnified Party by any third Person ("Third-Party Claim") shall be subject to the following terms and conditions:

9.3.1
At any time after receipt of notice of any Third-Party Claim asserted against, imposed upon or incurred by an Indemnified Party, the Indemnified Party shall notify the Indemnifying Party of such claim in writing. The Indemnifying Party shall be entitled, at its own expenses, to participate in and, upon written request from the Indemnified Party, shall undertake the defense thereof in good faith by counsel of the Indemnifying Party’s own choosing, which counsel shall be satisfactory to the Indemnified Party, provided, however, that (i) the Indemnified Party shall at all times have the option, at its own expense, to participate fully therein (without controlling such action) and (ii) if in the Indemnified Party’s judgment a conflict of interest exists such Indemnified Party shall be entitled to select counsel of its own choosing reasonably satisfactory to the Indemnifying Party, and the Indemnifying Party shall be obligated to pay the fees and expenses of such counsel.

9.3.2
If within 15 (fifteen) days after written notice to the Indemnified Party of the Indemnifying Party’s intention to undertake the defense of any Third-Party Claim the Indemnifying Party shall fail to defend the Indemnified Party against such Third Party Claim, the Indemnified Party will have the right (but not the obligation) to undertake the defense and/or enter into a compromise or settlement of such Third-Party Claim on behalf of, and for the account and at the risk of, the Indemnifying Party.

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9.3.3
Each Party shall provide the Indemnified Party with access to all records and documents within such Party’s possession, custody or control relating to any Third Party Claim, and shall otherwise co-operate with the Indemnified Party with respect to any Third-Party Claim.

9.4
Other Rights and Remedies Not Affected. The indemnification rights of the Parties under this Clause 9 are independent of, and in addition to, such rights and remedies as the Parties may have at law or in equity or otherwise for any intentional or knowing misrepresentations, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any Party, including the right to seek specific performance, rescission, restitution or other injunctive relief, none of which rights or remedies shall be affected or diminished thereby.

10.	TERM

This Agreement shall enter into effect from the Effective Date and shall continue in force until the earlier of:

(i) the Investor failing to hold at least 7.451% of the issued and paid-up share capital of the Company at Completion. For computing the paid-up equity share capital the bonus shares shall be included, or

(ii) unless terminated earlier in accordance with Clause 11 below, or

(iii) (a) listing of the Equity Shares of the Company on the Bombay Stock Exchange Limited and/or the National Stock Exchange Limited, or (b) four years from the Effective Date, whichever is later.

11.	TERMINATION

11.1	This Agreement may be terminated as follows:

11.1.1	If so agreed in writing by Promoters and Investor;

11.1.2
By either the Promoters or the Investor with immediate effect by notice in writing to the other Parties if the Company is declared insolvent, bankrupt, industrially sick, or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of Company or if Company is liquidated or dissolved;

11.1.3
If the Promoters or any of them (the “Defaulting Party”) commits any Material Breach under this Agreement, the Investor may terminate this Agreement with immediate effect if such Material Breach by giving a notice to the Promoters for of such Material Breach and such Material Breach is not remedied within thirty (30) days after receipt by the Defaulting Party of a written notification of default from the Investor;

11.1.4
With respect to Promoters or Investor, if either Promoters or Investor is declared insolvent, bankrupt, industrially sick or is unable to pay its debts, or enters into a compromise or any arrangement with its creditors, or in the event that a trustee, receiver or liquidator is appointed to take over all or a substantial part of the assets of the Promoters or the Investor or the if the Promoters or the Investor is liquidated or dissolved, the other of the Promoters or Investor that continues in existence may by written notice terminate this Agreement with immediate effect.

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11.2	Consequences of Material Breach

11.2.1
In the event of termination of this Agreement by the Investor under Clause 11.1.3, then without prejudice to any other rights and remedies otherwise available to the Investor under law or this Agreement, the Investor shall have the right, exercisable at its sole discretion, at any time within Sixty (60) days of the effective date of termination of this Agreement to sell all or any of the Securities of the Company held by the Investor and/or its Affiliates to the Promoters in accordance with Clause 11.2.3 at the price determined in accordance with Clause 11.2.4 (“Put Option”).

11.2.2
On expiry of the 60-day period prescribed above, the Investor shall have the right to require the appointment of an independent valuer (“Independent Valuer”) for determining the fair market value of the Equity Shares of the Company. The costs of the Independent Valuer shall be borne and paid by the Company. The fair market value of the Shares of the Company determined by the Independent Valuer is herein referred to as the “FMV”. For the purpose of determining the FMV, the Independent Valuer shall value the Company and the SAM Group Companies on a going concern basis. The Independent Valuer shall use its best efforts to determine the FMV within thirty (30) days from the date of its appointment.

11.2.3	Put Option.

11.2.3.1
In the event of termination of this Agreement under Clause 11.1.3, the Investor shall have the right and option to call upon the Promoters to purchase all but not less than all the Securities held by the Investor (together with all Equity Shares held by Affiliates) in the Company by a written notice (“Put Option Notice”).

11.2.3.2
On receipt of a Put Option Notice the Promoters shall be obliged to purchase all of the Shares of Company held by the Investor and its Affiliates within a period of sixty (60) days from the date of receipt of the Put Option Notice.

11.2.5	PutOption Price: The “Put Option Price” shall be determined by increasing the FMV by a premium of Five Percent (5%).

Provided however that, subject to Applicable Law, the Option Price shall not at any time be less than the Subscription Consideration less the consideration derived on selling Equity Shares held by the Investor and Affiliates.

12.	RESOLUTION OF DISPUTES

12.1
Amicable Settlement: If any dispute arises between Investor and/or the Promoters and/or Company during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement or regarding a question, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Parties hereto shall endeavor to settle such Dispute amicably. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within 60 days from the date of the Dispute.

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12.2
Conciliation: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.1 within the period specified therein, the Parties shall forthwith but not later than 30 days after expiry of the aforesaid period, refer the Dispute to a retired High Court Judge or a reputed Chartered Accountant acceptable to both parties for resolution of the said Dispute. The attempt to bring about such resolution shall be considered to have failed if not resolved within 30 days from the date of receipt of a written notification in this regard.

12.3
Arbitration: If the Parties are unable to amicably settle the Dispute in accordance with Clause 12.2 within the period specified therein, any Party to the Dispute shall be entitled to serve a notice invoking this Clause and making a reference to an arbitration panel of three arbitrators. Each party to the dispute shall appoint one arbitrator within 30 days of receipt of the notice of the Party making the reference, and the two arbitrators, so appointed shall appoint a third arbitrator. The Arbitration proceedings shall be held in accordance with the rules of the Singapore International Arbitration Center (SIAC). The decision of the arbitration panel shall be binding on all the Parties to the Dispute.

12.3.1	The place of the arbitration shall be Singapore.

12.3.2	The proceedings of arbitration shall be in the English language.

12.3.3
The Arbitrator’s award shall be substantiated in writing. The court of arbitration shall also decide on the costs of the arbitration proceedings. In case the arbitrators have not decided on the costs of the arbitration proceedings, each Party to the Dispute shall bear its own costs, in relation to the arbitration proceedings.

12.3.4	The award shall be binding on the Parties subject to the Applicable Laws in force and the award shall be enforceable in any competent court of law.

12.3.5	The Indian courts shall have exclusive jurisdiction.

13.	GOVERNING LAW

This Agreement shall be governed by and construed under the laws of India, without regard to the conflicts of law provisions thereof.

14.	NOTICES

14.1
Any notice or other communication that may be given by one Party to the other shall always be in writing and shall be served either by (i) hand delivery duly acknowledged; or (ii) sent by registered post with acknowledgment due; or (iii) by facsimile at the respective addresses set out herein below or at such other address as may be subsequently intimated by one party to the other in writing as set out herein. If the notice is sent by facsimile, the said notice shall also be sent by registered post acknowledgment due.

The Investor:	Millennium India Acquisition Company Inc.
Address:	330 East, 38th Street, suite 46C, New York, NY 10016, USA
Tel:	+1 917 528 5632
Attention:	Mr. Jacob Cherian

With a copy to:

(i)	Ira Roxland
Sonnenschein Nath & Rosenthal LLP
1221 Aevnue of the Americas
New York, NY 10020-1089
Fax: +1 212 768 6800

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(ii)	Rajesh Begur
A.R.A. LAW
3/F Mahatma Gandhi Road
Charni Road (West)
Mumbai – 400 002
Fax: +91 22 2284 1800

The Company:	SAM Global Securities Limited
Address:	17, Netaji Subhash Marg, Darya Ganj, New Delhi
Tel:	(+91) 11-3011 1000
Facsimile:	(+91) 011-2362 3297
Attention:	Mr. Ajay Garg

The Promoters and Promoter Group:	Mr. S.C. Aggarwal

Address:	C-335, Saranwati Vihar, New Delhi-110 088
Tel: (+91) 011 3011 1000
Facsimile: (+91) 011-2362 3297

14.2
All notices shall be deemed to have been validly given on (i) the business date immediately after the date of transmission with confirmed answer back, if transmitted by facsimile transmission, or (ii) the business date of receipt, if sent by courier or hand delivery; or (iii) the expiry of seven days after posting, if sent by registered post.

14.3	Any Party may, from time to time, change its address or representative for receipt of notices provided for in this Agreement by giving to the other Party not less than 10 days prior written notice.

15.	MISCELLANEOUS

15.1
Reservation of Rights: No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision, and any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any continuing or succeeding breach of such provisions, a waiver of any right under or arising out of this Agreement or acquiescence to or recognition of rights other than that expressly stipulated in this Agreement.

15.2
Cumulative Rights: All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom or trade usage, are cumulative and not alternative and may be enforced successively or concurrently.

15.3
Partial Invalidity: If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Any invalid or unenforceable provision of this Agreement shall be replaced with a provision, which is valid and enforceable and most nearly reflects the original intent of the unenforceable provision. Provided however, if said provision is fundamental provision of this Agreement or forms part of the consideration or object of this Agreement, the provision of this Clause shall not apply.

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15.4
Amendments: No modification or amendment of this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by all the Parties. The Parties may mutually agree to amend or waive any terms of this Agreement.

15.5
Assignment: This Agreement and the rights and liabilities hereunder shall bind and inure to the benefit of the respective successors of the Parties hereto, but no Party shall assign or transfer any of its rights and liabilities hereunder to any other Person without the prior written consent of the other Parties which will not be unreasonably withheld. Notwithstanding anything stated above, the Investor shall be entitled to assign its rights and obligations hereunder to any of its Affiliates or its holding company or ultimate parent company or their Affiliates, without the consent of the other Parties. Provided that the Shares held by the Affiliate shall be re-transferred to the Investor before it ceases to be such Affiliate.

15.6
Entire Agreement: This Agreement constitutes the entire Agreement between the Parties with respect to the purchase of the Subscription Shares and supersedes and cancels any prior oral or written agreement, representation, understanding, arrangement, communication or expression of intent relating to the subject matter of this Agreement.

15.7
Relationship: None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind the other Party otherwise than under this Agreement or shall be deemed to be the agent of the other in any way.

15.8
Costs: Each Party shall bear its own expenses incurred in preparing this Agreement. The stamp duty and other costs payable: (i) on this Agreement, and (ii) the issue of Subscription Shares to the Investor, shall be borne by the Promoters and/or the Companies or SAM Group Companies.

15.9
Force Majeure: No Party shall be liable to the other if, and to the extent, that the performance or delay in performance of any of its obligations under this Agreement is prevented, restricted, delayed or interfered with due to circumstances beyond the reasonable control of such Party, including but not limited to, Government legislations, fires, floods, explosions, epidemics, accidents, acts of God, wars, riots, strikes, lockouts, or other concerted acts of workmen, acts of Government and/or shortages of materials. The Party claiming an event of force majeure shall promptly notify the other Parties in writing, and provide full particulars of the cause or event and the date of first occurrence thereof, as soon as possible after the event and also keep the other Parties informed of any further developments. The Party so affected shall use its best efforts to remove the cause of non-performance, and the Parties shall resume performance hereunder with the utmost dispatch when such cause is removed.

15.10
Severance: Any provision of this Agreement which is invalid or unenforceable under Applicable Law shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the validity, legality and enforceability of the remaining provisions hereof. Should any provision of this Agreement be or become ineffective for reasons beyond the control of the Parties including any provisions under Applicable Law, the Parties shall use reasonable efforts to agree upon a new provision which shall as nearly as possible have the same commercial effect as the inefficient provision.

15.11
Survival. The provisions of Clause 4.1.1.1, Clause 8.4 and this Clause 15.11 shall survive the termination of this Agreement. To give effect to the intent under the Agreement Clause 11.2 and Clause 12 and this Clause 15.11 shall survive the termination of this Agreement.

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15.12
Execution in Counterparts: This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

15.13
Authorisation: The persons signing this Agreement on behalf of the Parties represent and covenant that they have the authority to so sign and execute this document on behalf of the Parties for whom they are signing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET AND SUBSCRIBED THEIR RESPECTIVE HANDS TO THESE PRESENTS ON THE DAY, MONTH AND YEAR HEREIN WRITTEN:

Millennium India Acquisition Company Inc.	SAM Global Securities Limited

Name: Mr. F Jacob CHERIAN	Name: Ajay GARG
Title: CEO & President	Title: Director

Name: Mr. Suhel KANUGA
Title: CFO and Exec Vice President

PROMOTERS AND PROMOERS GROUP
SMC Global Securities Limited

Mr. Ajay GARG	Mr. S.C. AGGARWAL

SMC Share Brokers Limited

Mr. S.C. AGGARWAL and Mr. M.C. Gupta (for and on behalf of the Promoter Group)	Mr. M.C. GUPTA

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SCHEDULE 1

PROMOTER AND PROMOTER GROUP

PROMOTERS

Name	Number of Share	Percentage
SMC Global Securities Ltd.	970000	9.70
SMC Share Brokers Ltd.	970000	9.70
Ajay Garg	150000	1.50

PROMOTER GROUP

Name	Number of Share	Percentage
Jai Ambey Share Broking Ltd.	970000	9.70
MVR Share Trading (P) Ltd.	960000	9.60
A To Z Consultants (P) Ltd.	725000	7.25
A To Z Venture Capitals Ltd.	725000	7.25
Rolex Finvest (P) Ltd.	725000	7.25
Zee Datatline (P) Ltd.	725000	7.25
Anurag Bansal	150000	1.50

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SCHEDULE 2

COMPANY AND SAM GROUP COMPANIES

S. No.	Name of Company	Status	Activity

1. 2. a) b) c)	SAM Global Securities Limited SAM Global Securities Limited Group Companies Pulin Investment Private Limited Abhichhaya Investment Private Limited Nexgen Capitals Limited
•  Registered as Member with BSE for Capital Market
•  Registered as Member with BSE as trading and clearing member in F&O.
•  Registered as Depository Participant with the Central Depository Services (India) Ltd.

Investment Company

Investment Company

Category-I Merchant Banker
• Trading/ Broking in: - Capital Market Segment - Future & Option Market Segment • Clearing member (F & O) • Providing depository participant services Investment Investment Merchant Banking Activities

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SCHEDULE 3

KEY MANAGERIAL PERSONNEL

S. No.	Name	Designation	Experience	Profile and their responsibilities
1.	MR. AJAY GARG	Director SAM Global Securities Ltd.	11
Mr. Ajay Garg aged about 33-years is an Associate member of the Institute of Chartered Accountants of India (ICAI). He has experience of more than 11-years in stock broking industry as a director. He is managing and supervising business development, risk management, technological, development and administration of the Company.

2.	MR. ANURAG BANSAL	Director (SAM Global Securities Ltd.)	10
Mr. Anurag Bansal aged about 32-years is a fellow member of the Institute of Chartered Accountants of India (ICAI). He is also a member of Institute of Cost and Works Accountants of India. He has more than 10-years of experience in stock broking industry and managing and supervising the substantial affairs of the Company.

3.	MR. KULDEEP SINGH	Vice President-Technology	13
Mr. Kuldeep Singh aged about 35 years is a Graduate from Delhi University, CCNA, CNE and has done diploma in Computers. He has wide and rich experience of more than 13 years in Information Technology and networking in the securities market. He is head of the system and IT department of the Company.

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SCHEDULE 4

SHAREHOLDING STRUCTURE OF COMPANY AND SAM GROUP COMPANIES

SAM GLOBAL SECURITIES LIMITED

Name	Number of	Face value	Amt. Paid	% of total
	shresheld	per shares (Rs)	(Rs. In lakhs)
Promoters
SMC Global Securities Ltd.	970,000	10	9,700,000.00	8.25
SMC Share Brokers Ltd.	970,000	10	9,700,000.00	8.25
Jai Ambe Share Broking Ltd.	970,000	10	9,700,000.00	8.25
MVR Share Trading (P) Ltd.	960,000	10	9,600,000.00	8.17
ATOZ Consultants (P) Ltd.	725,000	10	7,250,000.00	6.17
ATOZ Venture Capital Ltd.	725,000	10	7,250,000.00	6.17
Rolex Finvst (P) Ltd.	725,000	10	7,250,000.00	6.17
Zee Dataline (P) Ltd.	725,000	10	7,250,000.00	6.17
Mr. Anurag Bansal	150,000	10	1,500,000.00	1.28
Mr. Ajay Gupta	150,000	10	1,500,000.00	1.28
Millennium India Acquistion Company Inc	1,750,891	10/-	17,508,910.00	14.90
Others	2,930,057	10	29,300,570.00	24.93
TOTAL	11,750,948	10	117,509,480.00	100

ABHICHHAYA INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No. of shares held	Percentage

Promoters
SMC Comtrade Limited	18,200	39.91
SAM Global Securities Ltd.	12,200	26.75
Others	15,200	33.34
TOTAL	45600	100

PULIN INVESTMENTS PRIVATE LIMITED

Name of Shareholder	No of shares held	Percentage

SMC Comtrade Limited	14,000	39.88
SAM Global Securities Ltd.	9,400	26.78
Others	11,700	33.34
TOTAL	35100	100

NEXGEN CAPITALS LIMITED

Name of Shareholder	No of shares held	Percentage

Abhichhaya Investments (P) Ltd.	1141897	44.93
Pulin Investments (P) Ltd.	1195363	47.03
SMC Comtrade Limited	69,600	2.74
Others	134,800	5.3
TOTAL	2541660	100

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SCHEDULE 5

AMENDED ARTICLES OF ASSOCIATION

[To be agreed and attached separately in a form acceptable to the Investor]

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SCHEDULE 6

SPECIFIED MATTERS

The Specified Matters listed below shall apply to each SAM Group Company mutatis mutandis.

a.	Any amendment or change of the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of any class of shares;

b.
Till the expiry of 2 (two) years from the Completion Date or till the Company lists its Shares on the Bombay Stock Exchange or the National Stock Exchange, whichever is later, any action that authorizes, creates or issues shares including rights issue of any class or series of shares and the valuation in respect of all fresh issues, buy backs, splits, issuance of convertible debt/instruments or Securities, bonuses, debt restructuring involving conversion into equity, redemption of preference shares etc and modification of the capital structure;

c.
Any capital expenditure or indebtedness (including giving of security for or guaranteeing debts but excluding (i) loan taken against the investments as appearing in the stock-in trade and investments in third party securities and given as security to exchanges/banks/institution by Company on behalf of Group Companies or Group Companies on behalf of the Company, and (ii) any guarantees given to exchanges on behalf of the Company or any Group Companies or vice versa) beyond 25% of that budgeted for in the annual business plan (including a revised annual business plan) that is approved by the Board of Directors;

d.	Any merger, acquisition or consolidation which does not fall under point (e) or effects the paid-up capital of the company;

e.
Any acquisition of existing entity or business from any third party in financial services (broking, insurance, forex, commodities) exceeding INR 41 million and the proposed merger with  SAC Global Securities Limited;

f.	Any transfer of Securities held by the Promoters or the Company otherwise than as permitted under this Agreement;

g.	Declaration of dividend;

h.	Redemption of any class or series of Securities otherwise than on the terms as previously agreed by the Investor;

i.	Creation and modification of an employee stock option plan including the terms and conditions of their granting and vesting and/or the issuance of employee stock options;

j.	Any compensation packages to Promoters or the Key Managerial Personnel, which is above market compensation packages;

k.	Amendments or any proposal to amend the Memorandum or Articles of Association of the company;

l.
Commencement of any new line of business or acquisition of shares (other than investment in IPOs, mutual funds and purchase of shares from secondary market in Ordinary Course of Business) or interest of a company or entity or firm, which is unrelated to the Business.

m.	Changes to material accounting or tax policies or practices other than those required by Applicable Law;

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n.
Recommend, giving or renewing of security for or the guaranteeing of debts or obligations of the Company or SAM Group Companies or SAM Global Securities Limitedother than in the Ordinary Course of Business;

o.	Any change in the financial year for preparation of audited accounts;

p.	Any resolution for removal of statutory auditors;

q.	Winding up and /or liquidation;

r.
Any agreement, arrangement, transaction to sell or assignment of intellectual property rights including those relating to copyrights, trademarks, patents and designs belonging to the Company, other than in the normal course of business;

s.	The accounting policy and policies for the dispensation of cash, payments, receivables;

t.	Any commitment or agreement to do any of the foregoing.

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SCHEDULE 7

DEED OF ADHERENCE

THIS DEED OF ADHERENCE ("Deed"), dated ˜ day of ˜ 200˜ by and among (1) ˜ a company incorporated and registered under the laws of ˜ and having its registered office at ˜ ("Covenanter"); and (2) MILLENNIUM INDIA ACQUISITION COMPANY INC. a company organised under the laws of the State of United States of America and having its office address at 330 East, 38th Street, suite 46C, New York, NY 10016, USA (“Investor”) (3) SAM GLOBAL SECURITIES LIMITED, a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi (“Company”), (4) MR. AJAY GARG (“Promoter No. 1”), son of late Mr. Ramanand Garg, Indian inhabitant, residing at C-346, Saraswati Vihar, Delhi - 110088; (5) SMC GLOBAL SECURITIES LIMITED (“Promoter No. 2”), a company incorporated under the Indian Companies Act, 1956, having its registered office 17, Netaji Subhash Marg, Darya Ganj, New Delhi;  (6) SMC SHARE BROKERS LIMITED (“Promoter No. 3”), a company incorporated under the Indian Companies Act, 1956, having its registered office at 17, Netaji Subhash Marg, Darya Ganj, New Delhi;  (7)Person and entities listed at Schedule 1 of the Shareholders Agreement (“Promoter Group”) represented jointly by Mr. S.C. Aggarwal and Mr. M. C. Gupta.

In this Deed, the Investor, Promoter No.1, Promoter No. 2, Promoter No. 3, Promoter Group and Company are collectively referred to as the "Existing Parties".

THIS DEED IS SUPPLEMENTAL to the Shareholders Agreement dated as of Ä 2007 among the Existing Parties attached as Annexure "1" to this Deed (the "Shareholders Agreement").

W H E R E A S:

Pursuant to the Shareholders Agreement, the Covenanter and the Existing Parties desire to enter into this Deed of Adherence to provide that the provisions of the Shareholders Agreement would be binding on the Covenanter.

NOW THEREFORE, the parties hereto hereby agree as follows:

1.	The Covenanter hereby confirms that a copy of the Shareholders Agreement has been made available to the Covenanter.

2.	The Covenanter shall observe, perform and be bound by the provisions of the Shareholders Agreement with effect from the date on which the Covenanter is registered as a member of Company.

3.
The Covenanter hereby covenants that it shall not undertake any act of omission or commission, which is or may be contrary to the provisions of the Shareholders Agreement, prejudicial to any of the rights or interests of the Existing Parties pursuant to the terms of the Shareholders Agreement or which may impede or render ineffective any action undertaken by any of the Existing Parties in exercise of its rights under the Shareholders Agreement.

4.
The parties hereto agree that the obligations imposed on the Covenanter hereunder are special, unique and of an extraordinary character, and that, in the event of breach by the Covenanter damages would not be an adequate remedy and therefore the Existing Parties as the case may be, shall be entitled to specific performance and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity; and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The remedy set forth in this Clause is cumulative and shall in no way limit any other remedy available under law, in equity or pursuant hereto.

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5.
The Deed of Adherence shall be governed in all respects by the laws of India and all issues relating to disputes arising from the terms of this Deed of Adherence and resolution thereto shall be governed by the provisions of the Shareholders Agreement in particular paragraphs Clauses 12 and 13 and same shall deemed to be incorporated into this Deed of Adherence by reference.

Millennium India Acquisition Company Inc.                                                        SAM Global Securities Limited

_______________________________                                                             _____________________________
Name:                                                                                                  Name:  Mr. Ajay Garg
Title:                                                                                            Title: Director

_______________________________
Name: Mr. Ajay Garg

SMC Global Securities Limited

_______________________________
Name: Mr. S.C.Aggarwal
Title: Directors

SMC Share Brokers Limited

_______________________________
Name: Mr. M.C. Gupta
Title: Directors

_______________________________

Mr. S.C. Aggarwal and Mr. M.C. Gupta (for and on behalf of the Promoter Group)

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SPECIAL MEETING OF STOCKHOLDERS OF

MILLENNIUM INDIA ACQUISITION COMPANY INC.

[           ], 2007

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” THE ELECTION OF DIRECTORS.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1.
Proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SMC Global Securities Limited (SMC) and the Promoters of SMC, which, among other things, provides for the subscription of 1,314,054 equity shares of SMC constituting 14.90% of the total issued and paid-up equity share capital of SMC on a fully diluted basis for a fixed investment amount of INR 1,376,905,203 ($34,081,812 at an exchange rate of $1.00=INR 40.40 as of August 13, 2007).
		☐	☐	☐

2.
Proposal to approve the Share Subscription Agreement, dated as of May 12, 2007, among Millennium, SAM Global Securities Limited (SAM) and the Promoters of SAM, which, among other things, provides for the subscription of 1,750,891 equity shares of SAM constituting 14.90% of the total issued and paid-up equity share capital of SAM on a fully diluted basis for a fixed investment amount of INR 262,090,873.79 ($6,487,398 at an exchange rate of $1.00=INR 40.40 as of August 13, 2007).
		☐	☐	☐

3.	Proposal to approve the issuance of shares of Millennium common stock at below net asset value to registered holders of Millennium’s outstanding warrants.	☐	☐	☐

4.	Election of Directors	NOMINEES
		O	F. Jacob Cherian
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	O	Suhel Kanuga
		O	Lawrence Burstein
☐	FOR ALL EXCEPT	O	Gul Asrani
	(See instructions below)	O	C.P. Krishnan Nair

INSTRUCTIONS:

1.	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.
If you voted ‘‘AGAINST’’ Proposal Number 1 and Proposal Number 2 and you hold shares of Millennium common stock issued in the Millennium initial public offering, you may exercise your conversion rights and demand that Millennium convert your shares of common stock into a pro rata portion of the Trust Fund by marking the ‘‘Exercise Conversion Rights’’ box below. If you exercise your conversion rights, then you will be exchanging your shares of Millennium common stock for cash and will no longer own these shares. You will only be entitled to receive cash for these shares if the acquisition is completed and you affirmatively vote against the acquisition, continue to hold these shares through the effective time of the merger and deliver your stock certificate to Millennium’s transfer agent. Failure to (a) vote against Proposal 1 and Proposal 2, (b) check the following box, (c) deliver your stock certificate to Millennium’s transfer agent promptly after the special meeting, or (d) submit this proxy in a timely manner will result in the loss of your conversion rights.

I HEREBY EXERCISE MY CONVERSION RIGHTS ☐

3.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the
registered name(s) on the account may not be submitted via this method             ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MILLENNIUM INDIA ACQUISITION COMPANY INC.

159 South Drive, Manhasset Hills, NY  11040

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints [                                                                           ], as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of  Common Stock of the undersigned at the Special Meeting of Stockholders of Millennium India Acquisition Company Inc., to be held on ________, __________, 2007 at ____ a.m., New York time, at the offices of Sonnenschein Nath & Rosenthal LLP, 1221 Avenue of the Americas, 25th Floor, New York, New York., and at any adjournment or postponement thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING.